Registration Nos.  33-8214
                                                                     811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF1933                      /X/

                                       Pre-Effective Amendment No.          / /

                                       Post-Effective Amendment No. 80      /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /X/


                                       Amendment No. 83                     /X/
                        (Check appropriate box or boxes.)
                                 ---------------

                     Standish, Ayer & Wood Investment Trust
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 375-1760


                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    / /   Immediately upon filing pursuant to Rule 485(b)

    / /   On (date) pursuant to Rule 485(b)

    / /   60 days after filing pursuant to Rule 485(a)(1)

    /X/   On May 1, 1997 pursuant to Rule 485(a)(1)

    / /   75 days after filing pursuant to Rule 485(a)(2)

    / /   On (date) pursuant to Rule 485(a)(2)

         The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on or about February 24, 1997.


                             ----------------------

         This Post-Effective Amendment has been executed outside of the United States by Standish, Ayer & Wood Master Portfolio.

                     STANDISH, AYER & WOOD INVESTMENT TRUST*


                  Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                                        Prospectus
Form Item                                                     Cross-Reference
---------                                                     ---------------

Item 1.           Cover Page                                  Cover Page

Item 2.           Synopsis                                    "Fund Comparison Highlights" and
                                                              "Expense Information"

Item 3.           Condensed Financial                         "Financial Highlights"

Item 4.           General Description                         Cover Page, "The Funds
                    of Registrant                             and Their Shares", "Investment
                                                              Objective and Policies", "Description of
                                                              Securities and Related Risks",
                                                              "Investment Techniques and Related
                                                              Risks" and "Information about the
                                                              Master-Feeder Structure"

Item 5.           Management of the Fund                      "Management" and "Custodian,
                                                              Transfer Agent and Dividend
                                                              Disbursing Agent"

Item 6.           Capital Stock and                           "The Funds and Their Shares",
                    Other Securities                          "Purchase of Shares", "Redemption of
                                                              Shares", "Dividends and Distributions"
                                                              and "Federal Income Taxes"

Item 7.           Purchase of Securities                      Cover Page and "Purchase of
                    Being Offered                             Shares"

Item 8.           Redemption or Repurchase                    "Redemption of Shares"

Item 9.           Pending Legal Proceedings                   Not Applicable

--------
         *This  Post-Effective   Amendment  to  the  Registrant's   Registration
Statement is being filed with respect to the following series of the Registrant:
Standish Fixed Income Fund,  Standish Fixed Income Fund II, Standish  Short-Term
Asset Reserve Fund,  Standish  Controlled  Maturity Fund,  Standish  Securitized
Fund,  Standish  International  Fixed Income Fund,  Standish Global Fixed Income
Fund,  Standish  Equity  Fund,  Standish  Small  Capitalization  Equity Fund and
Standish Small Capitalization Equity Fund II. The Prospectuses and Statements of
Additional  Information  for the other series of the Registrant are not effected hereby and, therefore, are not included herewith.





                                                              Statement of Additional
Part B                                                        Information Cross-
Form Item                                                     Reference
---------                                                     ---------

Item 10.          Cover Page                                  Cover Page

Item 11.           Table of Contents                          "Contents"

Item 12.          General Information
                    and History                               Not Applicable

Item 13.          Investment Objectives                       "Investment Objectives and
                  and Policies                                and Policies" and "Investment
                                                              Restrictions"

Item 14.          Management of the Fund                      "Management"

Item 15.          Control Persons and                         "Management"
                    Principal Holders
                    of Securities

Item 16.          Investment Advisory and                     "Management"
                    Other Services

Item 17.          Brokerage Allocation                        "Portfolio Transactions"

Item 18.          Capital Stock and                           "The Funds and Their Shares"
                    Other Securities

Item 19.          Purchase, Redemption                        "Redemption of Shares" and
                    and Pricing of Securities                 "Determination of Net Asset
                    Being Offered                             Value"

Item 20.          Tax Status                                  "Taxation"

Item 21.          Underwriters                                Not Applicable

Item 22.          Calculation of                              "Calculation of Performance
                    Performance Data                          Data"

Item 23.          Financial Statements                        "Experts and Financial Statements"



Prospecuts dated [         ], 1997
                                [PINE CONE LOGO]

                      STANDISH GROUP OF FIXED INCOME FUNDS
                                   PROSPECTUS
                                 APRIL 30, 1997


The Standish Group of Fixed Income Funds includes the Standish Fixed Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Controlled Maturity Fund and Standish Securitized Fund. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company. The Fixed Income Fund invests solely in the Standish Fixed Income Portfolio, an open end investment company. Standish, Ayer & Wood, Inc. is the investment adviser to the Portfolio and the Fixed Income Fund II, Short-Term Asset Reserve Fund, Controlled Maturity Fund and Securitized Fund.

Investors may purchase shares in the Funds without charge from Standish Fund Distributors, L.P. An application may be obtained by calling (800) 221-4795.

Standish's primary investment management and research focus is at the security and industry/sector level. Standish seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. Standish utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. Privately held by twenty-two employee/directors and headquartered in Boston, Massachusetts, the firm employs over eighty investment professionals with a total staff of more than two hundred.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1997, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request from (800) 221-4795.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.

                             [On inside front cover]

                                Table of Contents
                                                                         Page


Fund Comparison Highlights.................................................3
Expense Information........................................................4
Financial Highlights.......................................................5
Investment Objectives and Policies........................................10
         The Fixed Income Fund............................................11
         The Fixed Income Fund Ii.........................................11
         The Short-term Asset Reserve Fund................................11
         The Controlled Maturity Fund.....................................12
         The Securitized Fund.............................................12
Description of Securities and Related Risks...............................12
         General Risks....................................................13
         Specific Risks...................................................13
Investment Techniques and Related Risks...................................17
Information about the Master-feeder Structure.............................20
Calculation of Performance Data...........................................20
Dividends and Distributions...............................................23
Purchase of Shares........................................................23
Net Asset Value...........................................................23
Exchange of Shares........................................................24
Redemption of Shares......................................................24
Management................................................................25
Federal Income Taxes......................................................27
The Funds and Their Shares................................................28
Custodian, Transfer Agent and Dividend Disbursing Agent...................28
Independent Accountants...................................................29
Legal Counsel.............................................................29
Tax Certification Instructions............................................29

                                          FUND COMPARISON HIGHLIGHTS


        The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

------------------------------------------------------------------------------------------------------------------------

                                  Fixed Income Fund      Fixed Income Fund     Short-Term Asset         Controlled
                                                                 II             Reserve Fund            Maturity Fund
-------------------------------- ---------------------- --------------------- --------------------- --------------------
Primary Types of Obligations     Fixed income           Fixed income          Money market          Fixed income
                                 securities of          securities of U.S.    instruments and       securities of U.S.
                                 (i) U.S. and foreign   corporations and      short-term fixed      corporations and
                                 governments, and       other entities, and   income securities     other entities,
                                 (ii) U.S. and          U.S. government       of (i) U.S. and       and U.S.
                                 foreign corporations                         foreign               government
                                                                              governments, and
                                                                              (ii) U.S. and
                                                                              foreign banks and
                                                                              corporations
-------------------------------- ---------------------- --------------------- --------------------- --------------------
Credit Quality                   Primarily              Exclusively           Exclusively           Exclusively
                                 investment grade;      investment grade;     investment grade;     investment grade;
                                 up to 15% of total     emphasis on           up to 15% of total    emphasis on
                                 assets in              obligations likely    assets in medium      obligations likely
                                 obligations rated      to be upgraded        grade                 to be upgraded
                                 Ba, BB or equivalent
-------------------------------- ---------------------- --------------------- --------------------- --------------------
Investment Grade Only                     No                    Yes                   Yes                   Yes
-------------------------------- ---------------------- --------------------- --------------------- --------------------
Average Portfolio Quality                Aa/AA                 Aa/AA                 Aa/AA                 Aa/AA
-------------------------------- ---------------------- --------------------- --------------------- --------------------
Average Effective Portfolio          5 - 13 years           5 - 13 years      6 - 15 months         Not more than 5
Maturity (Dollar-Weighted)                                                    maximum of 18         years
                                                                              months
-------------------------------- ---------------------- --------------------- --------------------- --------------------
Foreign Securities               Yes; up to 20% of               No           No; limited                   No
                                 total assets                                 exception for
                                 (including issuers                           money market
                                 located in emerging                          obligations of
                                 markets); no more                            foreign banks and
                                 than 10% of total                            prime commercial
                                 assets not subject                           paper of foreign
                                 to currency hedging                          companies
-------------------------------- ---------------------- --------------------- --------------------- --------------------
Benchmark                        Lehman Brothers        Lehman Brothers       IBC/Donoghue          Merrill Lynch
                                 Aggregate Bond         Aggregate Bond        All Taxable Money     1-3 year Treasury
                                 Index                  Index                 Market Index          Index
-------------------------------- ---------------------- --------------------- --------------------- --------------------
-------------------------------- ---------------------- --------------------- --------------------- --------------------


(Table continued)

-----------------------------------------------------------------

                                        Securitized Fund

-------------------------------- --------------------------------
Primary Types of Obligations     Mortgage-related and
                                 asset-backed securities of
                                 U.S. and foreign governments
                                 and corporations






-------------------------------- --------------------------------
Credit Quality                   Primarily high grade; up to
                                 15% of total assets in medium
                                 grade



-------------------------------- --------------------------------
Investment Grade Only                          Yes
-------------------------------- --------------------------------
Average Portfolio Quality                     Aa/AA
-------------------------------- --------------------------------
Average Effective Portfolio      3 - 15 years;
Maturity (Dollar-Weighted)       varies due to prepayment
                                 speed
-------------------------------- --------------------------------
Foreign Securities               Yes; up to 10% of total assets
                                 primarily in Canadian and
                                 European issuers





-------------------------------- --------------------------------
Benchmark                        Lehman Brothers Aggregate
                                 Index, Lehman Brothers
                                 Mortgage Index
-------------------------------- --------------------------------
-------------------------------- --------------------------------

-------------------------------- --------------------------------

                               EXPENSE INFORMATION

Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1996. Total operating expenses for the Fixed Income Fund include expenses of the Fund and the Standish Fixed Income Portfolio ("Portfolio"). The Fund's Trustees believe that the Fixed Income Fund's total operating expenses are approximately equal to or less than what would be the case if the Fund did not invest all of its investable assets in the Portfolio.


                                                                Fixed      Fixed      Short-Term     Controlled
                                                                Income     Income    Asset Reserve    Maturity        Securitized
                                                                 Fund     Fund II        Fund           Fund             Fund
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                          None       None         None           None             None
Maximum Sales Load Imposed on Reinvested Dividends               None       None         None           None             None
Deferred Sales Load                                              None       None         None           None             None
Redemption Fees                                                  None       None         None           None             None
Annual Operating Expenses (as a percentage of average net assets)
Management Fees (after applicable limitation)                   0.32%      0.00%*        0.25%         0.00%*           0.20%*
12b-1 Fees                                                       None       None         None           None             None
Other Expenses (after applicable expense limitation)+           0.06%      0.40%*        0.10%         0.40%*           0.25%*
                                                                -----      -----         -----         -----            -----
Total Operating Expenses (after applicable expense limitation)  0.38%      0.40%*        0.35%         0.40%*           0.45%*
                                                                =====      =====         =====         =====            =====


-------------------
* Standish has voluntarily and temporarily agreed to limit certain expenses of Fixed Income Fund II, Controlled Maturity Fund and Securitized Fund. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets for the fiscal year ended December 31, 1996) would have been: Fixed Income Fund II--0.40%, 0.66% and 1.06%;, Controlled Maturity Fund-0.35%, 0.90% and 1.25%; and Securitized Fund--0.25%, 0.26% and 0.51%, respectively.

+ Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:


                                          Fixed         Fixed      Short-Term    Controlled
                                         Income        Income    Asset Reserve    Maturity     Securitized
                                          Fund         Fund II        Fund          Fund          Fund
After 1 Year                                $4            $4            $4            $4            $5
After 3 Years                               12            13            11            13            14
After 5 Years                               21            22            20            23            25
After 10 Years                              48            50            44            51            57

The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.

      The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.

                                FIXED INCOME FUND
                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                   1996 4           1995            1994            1993            1992*
                                                   ----            ----            ----            ----            -----

    Net asset value - beginning of                $20.92          $18.91          $21.25          $20.55           $20.96
                period
  Income from investment operations
    Net investment income                         $1.46           $1.35           $1.25           $1.50            $1.59
    Net realized and unrealized gain              (0.37)          2.08            (2.29)          1.45             (0.18)
    (loss)
    Total from investment operations              $1.09           $3.43           ($1.04)         $2.95            $1.41

  Less distributions declared to shareholders
    From net investment income                    ($1.48)         ($1.42)         ($1.10)         ($1.51)          ($1.52)
    In excess of net investment income             -               -               -               (0.04)           -
    From net realized gain on investments          -               -               (0.04)          (0.70)           (0.30)
    Tax return of capital                          -               -               (0.16)          -                -

    Total distributions declared to               ($1.48)         ($1.42)         ($1.30)         ($2.25)          ($1.82)
    shareholders
    Net asset value - end of period               $20.53          $20.92          $18.91          $21.25           $20.55


  Total return3                                     5.48%          18.54%         (4.86)%          14.64%           6.88%
  Ratios (to average daily net assets)/Supplemental
  Data
    Net assets at end of period (000          $2,603,628      $2,267,107      $1,642,933      $1,307,099        $919,909
    omitted)
    Expenses1                                       0.38%           0.38%           0.38%           0.40%           0.41%
    Net investment income                           7.13%           7.80%           7.25%           7.07%           7.61%
    Portfolio turnover2                            49.00%         132.00%         122.00%         150.00%         217.00%
  -----------------------

+        Computed on an annualized basis
*        Audited by other auditors
@        For the period from March 27, 1987 (start of  business) to December 31,
         1987
1.       Includesthe Fund's share of Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
2.       Portfolio  turnover  represents the rate of portfolio  activity for the period while the Fund is making investments directly in securities. The portfolio  turnover  rate for the  period  since  the Fund  transferred substantially all of its investable assets to the Portfolio is 69%.
3.       The  Fund's  performance  benchmark  is the Lehman  Brothers  Aggregate
         Index. See  "Calculation of Performance  Data" for a description of the index.  The  average  annual  total  return of this index for each year
         since  the  Fund's   inception   was  as  follows  (this  total  return
         information is not audited):
4.       Calculated based on average shares outstanding


                                FIXED INCOME FUND
                             Year Ended December 31,
                                  (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                 1991*          1990*            1989*           1988*          1987*@

    Net asset value - beginning of               $19.56        $19.54         $18.84          $18.99         $20.00
                period
  Income from investment operations
    Net investment income                        $1.68          $1.76          $1.81           $1.72          $1.17
    Net realized and unrealized gain             1.66           (0.05)          0.69            (0.13)         (1.07)
    (loss)
    Total from investment operations             $3.34           $1.71         $2.50           $1.59          $0.10

  Less distributions declared to shareholders
    From net investment income                   ($1.49)        ($1.69)       ($1.80)         ($1.74)        ($1.11)
    In excess of net investment income           -                 -             -               -              -
    From net realized gain on investments         (0.45)           -             -               -              -
    Tax return of capital                        -                 -             -               -              -

    Total distributions declared to              ($1.94)        ($1.69)       ($1.80)         ($1.74)        ($1.11)
    shareholders
    Net asset value - end of period              $20.96         $19.56        $19.54          $18.84         $18.99


  Total return3                                  17.65%           9.23%        13.75%           8.53%          0.83%+
  Ratios (to average daily net assets)/Supplemental
  Data
    Net assets at end of period (000          $631,457        $397,267        $264,874        $198,836        $156,834
    omitted)
    Expenses1                                     0.46%           0.49%           0.53%           0.54%          0.59%+
    Net investment income                         8.28%           9.07%           9.26%           8.94%          8.16%+
    Portfolio turnover2                         176.00%         107.00%         106.00%         119.00%          73.00%
  -----------------------

+        Computed on an annualized basis
*        Audited by other auditors
@        For the period from March 27, 1987 (start of  business) to December 31,
         1987
1.       Includesthe Fund's share of Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
2.       Portfolio  turnover  represents the rate of portfolio  activity for the period while the Fund is making investments directly in securities. The portfolio  turnover  rate for the  period  since  the Fund  transferred substantially all of its investable assets to the Portfolio is 69%.
3.       The  Fund's  performance  benchmark  is the Lehman  Brothers  Aggregate
         Index. See  "Calculation of Performance  Data" for a description of the index.  The  average  annual  total  return of this index for each year
         since  the  Fund's   inception   was  as  follows  (this  total  return
         information is not audited):

                                  1996     1995     1994     1993   1992  1991    1990     1989   1988  1987
                                  ----     ----     ----     ----   ----  ----    ----     ----   ----  ----
Total Return:
             Lehman Brothers
              Aggregate Index    3.61%    18.47%  (2.92)%   9.75%   7.40% 16.00%  8.95%   14.53%  7.89%  1.08%
4.       Calculated based on average shares outstanding



                              FIXED INCOME FUND II

                                                                                              For the Period July 3, 1995 (start of
                                                           Year Ended December 31, 1996        business) to December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                                  $20.52                              $20.00

Income from investment operations
  Net investment income                                                $1.16                               $0.53
  Net realized and unrealized gain (loss)                              (0.52)                              0.64

  Total from investment operations                                     $0.64                               $1.17
Less distributions declared to shareholders
  From net investment income                                           (1.15)                              (0.53)
  In excess of net investment income                                   --                                  (0.12)
  From net realized gains on investments                               (1.28)                              --

  Total distributions declared to shareholders                         $(2.43)                             $0.65
  Net asset value - end of period                                      $18.73                              $20.52

Total return1                                                          3.77%                               5.79%
Ratios (to average daily net assets)/  Supplemental Data
  Net assets at end of period (000 omitted)                         $35,485                              $8,046
  Expenses*                                                            0.40%                               0.40%+
  Net investment income*                                               6.57%                               6.64%+
  Portfolio turnover                                                    124%                                389*%
----------------

* The investment advisor voluntarily waived its investment advisory fee and reimbursed the fund for a portion of its operating expenses. Had these actions not been taken, the ratios would have been:

       Net investment income per share                                $1.04                                 $0.29
Ratios (to average daily net assets):
   Expenses                                                            1.06%                                 1.29%+
   Net investment income                                               5.91%                                 5.75%+

+        Computed on an annualized basis

1        The  Fund's  performance  benchmark  is the Lehman  Brothers  Aggregate
         Index. See

"Calculation of Performance Data" for a description of the index. The average annual total return of the index for each year since the Fund's inception was as follows (this total return information is not audited):


Total Return:                       1996          1995
------------                        ----          ----
 Lehman Brothers
 Aggregate Index                     3.61%        6.31%



                          SHORT-TERM ASSET RESERVE FUND
                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                           1996            1995            1994            1993

                            Net asset value - beginning of period        $19.55          $19.22          $19.79          $19.96

Income from investment operations
  Net investment income                                                   $1.11           $1.13           $1.01           $1.31
  Net realized and unrealized gain (loss) on investments                  (0.04)           0.33           (0.57)          (0.17)

  Total from investment operations                                         1.07           $1.46           $0.44           $1.14

Less distributions declared to shareholders
  From net investment income                                              (1.12)         ($1.12)         ($1.01)         ($1.31)
  In excess of net investment income                                         --           (0.01)             --              --
  From net realized gains on investments                                     --              --              --              --


  Total distributions declared to shareholders                            (1.12)         ($1.13)         ($1.01)         ($1.31)

  Net asset value - end of period                                        $19.50          $19.55          $19.22          $19.79

Total return1                                                              5.62%           7.85%           2.27%           5.08%

Ratios (to average daily net assets) /Supplemental Data
  Net assets at end of period (000 omitted)                            $194,024        $243,500        $277,017        $275,080
  Expenses                                                                 0.35%           0.33%           0.33%           0.33%
  Net investment income                                                    5.75%           5.95%           5.24%           5.82%
  Portfolio turnover                                                     156.00%         208.00%         154.00%         182.00%

+        Computed on an annualized basis.
*        Audited by other auditors.
@        For the period from January 3, 1989 (start of business) to December 31,
         1989.
1        The Fund's  performance  benchmark  is the  IBC/Donoghue  Money  Market
         Average/All  Taxable Index. See "Calculation of Performance Data" for a
         description of the  benchmark.  The average annual total return of this benchmark for each year since the Fund's inception was as follows (this total return information is not audited):

                          SHORT-TERM ASSET RESERVE FUND
                             Year Ended December 31,
                                  (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                             1992*           1991*           1990*        1989*@

                            Net asset value - beginning of period          $20.46          $20.20          $20.14         $20.00

Income from investment operations
  Net investment income                                                     $1.35           $1.47           $1.66          $1.69
  Net realized and unrealized gain (loss) on investments                    (0.48)           0.37            0.07           0.14

  Total from investment operations                                          $0.87           $1.84           $1.73          $1.83

Less distributions declared to shareholders
  From net investment income                                               ($1.35)         ($1.47)         ($1.66)        ($1.69)
  In excess of net investment income                                           --              --              --             --
  From net realized gain on investments                                     (0.02)          (0.11)          (0.11)            --


  Total distributions declared to shareholders                             ($1.37)         ($1.58)         ($1.67)        ($1.69)

  Net asset value - end of period                                          $19.96          $20.46          $20.20         $20.14

Total return1                                                                4.33%           9.41%           8.96%          9.54%+

Ratios (to average daily net assets) /Supplemental Data
  Net assets at end of period (000 omitted)                              $289,969        $266,256        $105,303        $66,167
  Expenses                                                                   0.37%           0.38%           0.45%          0.50%+
  Net investment income                                                      6.60%           7.17%           8.17%          8.52%+
  Portfolio turnover                                                       167.00%         134.00%         128.00%        132.00%

+        Computed on an annualized basis.
*        Audited by other auditors.
@        For the period from January 3, 1989 (start of business) to December 31,
         1989.
1        The Fund's  performance  benchmark  is the  IBC/Donoghue  Money  Market
         Average/All  Taxable Index. See "Calculation of Performance Data" for a
         description of the  benchmark.  The average annual total return of this benchmark for each year since the Fund's inception was as follows (this total return information is not audited):

Total Return:                                     1996       1995       1994       1993       1992       1991       1990       1989
        IBC/Donoghue
        Money Market
 Average/All Taxable Index                        4.90%      5.50%      3.74%      2.71%      3.39%      5.79%      7.82%      8.90%



                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                              Financial Highlights

                                                                                                            For the Period
                                                                                 Year Ended               July 3, 1995
                                                                                December 31,          (start of business)
                                                                                    1996                 to December 31, 1995
                                                                             -----------------------    -----------------------

   Net asset value - beginning of period                                                      $20.24                    $20.00
                                                                             -----------------------    -----------------------
Income from investment operations
   Net investment income *                                                                      1.27                      0.57
   Net realized and unrealized gain (loss)                                                     (0.27)                     0.24
                                                                             -----------------------   -----------------------

Total from investment operations                                                                1.00                      0.81
                                                                             -----------------------   -----------------------

Less distributions declared to shareholders
   From net investment income                                                                  (1.24)                    (0.57)
   From net realized gains on investments                                                      (0.01)
                                                                             -----------------------    -----------------------
   Total distributions declared to shareholders                                                (1.25)                    (0.57)
                                                                             -----------------------    -----------------------
   Net asset value - end of period                                                            $19.99                    $20.24
                                                                             =======================    =======================

Total return^1                                                                                    5.13%                     4.20%

Net assets at end of period (000 omitted)                                                     $12,525                   $8,868

Ratios (to average daily net assets)/Supplemental Data
   Expenses *                                                                                   0.40%                     0.40% y
   Net investment income *                                                                      6.60%                     6.29% y

Portfolio turnover                                                                               107%                      127%


* The investment advisor voluntarily waived its investment advisory fee and reimbursed the fund for a portion of its operating expenses. Had these actions not been taken, the ratios would have been:

       Net investment income per share                                                          $1.11                     $0.38
       Ratios (to average daily net assets):
           Expenses                                                                              1.25%                     2.51% y
           Net investment income                                                                 5.75%                     4.18% y


y        Computed on an annualized basis.
1        The Fund's  performance  benchmark  is the Merrill  Lynch 1-3 Year U.S.
         Treasury Index. See "Calculation of Performance Data" for a description of the Index.  The average  annual  total  return of the Index for each year  since the Fund's  inception  was as follows  (this  total  return information is not audited):

Total Return:                                   1996                   1995
------------                                    ----                   ----
  Merrill Lynch 1-3
  Year U.S. Treasury                            4.98%                  4.06%
   Index



                                SECURITIZED FUND
                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                            1996           1995           1994           1993

Net asset value - beginning of period                                     $20.25         $18.61         $20.24         $20.14

Income from investment operations
             Net investment income#                                        $1.43          $1.32          $1.42          $1.45
Net realized and unrealized gain (loss) on investments                     (0.57)          1.66          (1.86)          0.54

Total from investment operations                                           $0.86          $2.98         ($0.44)         $1.99

Less distributions declared to shareholders
             From net investment income                                   ($1.41)        ($1.34)        ($1.19)        ($1.48)
In excess of net investment income                                             -              -              -          (0.05)
From net realized gain on investments                                          -              -              -          (0.36)

In excess of net realized gain on investments                                                 -              -              -

                       Total distributions declared to shareholders       ($1.41)        ($1.34)        ($1.19)        ($1.89)

                       Net asset value - end of period                    $19.70         $20.25         $18.61         $20.24

Total return1                                                               4.41%         16.32%         (2.16)%        10.02%
Ratios (to average net assets)/Supplemental Data
Net assets at end of period (000 omitted)                                $50,617        $55,201        $53,779        $78,054
             Expenses#                                                      0.45%          0.45%          0.45%          0.45%
Net investment income#                                                      6.99%          6.78%          6.79%          6.75%
    Portfolio turnover                                                    212.00%        225.00%        138.00%        130.00%

       Net investment income per share                                     $1.40          $1.22          $1.41          $1.44
Ratios (to average net assets):
       Expenses                                                             0.51%          0.51%          0.49%          0.48%
       Net investment income                                                6.93%          6.72%          6.76%          6.72%


1        The Fund's performance benchmarks are Salomon-Shearson's Mortgage Index
         and  the  Lehman  Brothers   Aggregate   Index.   See  "Calculation  of
         Performance  Data" for a  description  of these  Indices.  The  average annual  total  return of these  Indices  for each year since the Fund's inception  was  as  follows  (this  total  return  information  is  not audited):

---------------------

+        Computed on an annualized basis.

*        Audited by other auditors.

@        For the period from August 31, 1989 (start of business) to December 31,
         1989.

# Standish did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:


                                SECURITIZED FUND
                             Year Ended December 31,
                                  (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           1992*          1991*          1990*        1989*@

Net asset value - beginning of period                                    $20.97         $20.48         $20.15         $20.00

Income from investment operations
             Net investment income#                                       $1.43          $1.71          $1.80          $0.60
Net realized and unrealized gain (loss) on investments                    (0.61)          1.37           0.40           0.20

Total from investment operations                                          $0.82          $3.08          $2.20          $0.80

Less distributions declared to shareholders
             From net investment income                                  ($1.57)        ($1.55)        ($1.70)         $0.60
In excess of net investment income                                            -              -              -              -
From net realized gain                                                    (0.07)         (1.04)         (0.17)             -

In excess of net realized gain                                            (0.01)             -              -          (0.05)

                       Total distributions declared to shareholders      ($1.65)        ($2.59)        ($1.87)         $0.55

                       Net asset value - end of period                   $20.14         $20.97         $20.48         $21.35

Total return1                                                              4.07%         15.57%         11.47%         11.90%+
Ratios (to average net assets)/Supplemental Data
Net assets at end of period (000 omitted)                               $90,460        $78,570        $67,278        $31,427
             Expenses#                                                     0.45%          0.45%          0.45%          0.45%+
Net investment income#                                                     6.94%          8.03%          8.88%          8.46%+
    Portfolio turnover                                                   301.00%        324.00%        146.00%          1.00%

       Net investment income per share                                    $1.42          $1.70          $1.79          $0.59
Ratios (to average net assets):
       Expenses                                                            0.51%          0.49%          0.51%          0.59%
       Net investment income                                               6.88%          7.99%          8.82%          8.32%


1        The Fund's performance benchmarks are Salomon-Shearson's Mortgage Index
         and  the  Lehman  Brothers   Aggregate   Index.   See  "Calculation  of
         Performance  Data" for a  description  of these  Indices.  The  average annual  total  return of these  Indices  for each year since the Fund's inception  was  as  follows  (this  total  return  information  is  not audited):

---------------------

+        Computed on an annualized basis.

*        Audited by other auditors.

@        For the period from August 31, 1989 (start of business) to December 31,
         1989.

# Standish did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:


Total Return:                                    1996       1995       1994        1993       1992       1991       1990       1989


Lehman Brothers Mortgage Index                   5.36%     16.79%     (1.61)%      6.84%      6.95%     15.71%     10.73%      4.73%
Lehman Brothers Aggregate Index                  3.61%     18.47%     (2.92)%      9.75%      7.40%     16.00%      8.95%      4.24%


                       INVESTMENT OBJECTIVES AND POLICIES

                      INVESTMENT STRATEGY FOR THE STANDISH
                           GROUP OF FIXED INCOME FUNDS

Each Fund is an actively managed diversified portfolio consisting primarily of fixed income securities. Each Fund is managed to maximize total return consistent with preserving principal and liquidity, except for the Fixed Income Fund and the Short-Term Asset Reserve Fund, which are managed primarily to achieve a high level of current income consistent with preservation of principal and liquidity.

Standish's primary investment management and research focus is at the security and industry/sector level. Standish seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. Standish utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return.

Securities. Fixed income securities in which each Fund invests include bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks and money market instruments. These fixed income securities may be issued by U.S. and foreign corporations or entities, U.S. and foreign banks, the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises, and foreign governments and their political subdivisions, although not all Funds invest in securities of foreign issuers. Each Fund purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. Each Fund may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each Fund's specific investment objective and policies and the "Description of Securities" section for a more comprehensive list of permissible securities and investments.

Credit Quality. The Short-Term Asset Reserve Fund invests primarily in fixed income securities that are considered high grade at the time of purchase and each other Fund invests primarily in fixed income securities that are considered investment grade at the time of purchase. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group, Duff & Phelps, Inc. or Fitch Investors Service, Inc. or, if unrated, determined by Standish to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch). Foreign securities in which the Portfolio and the Securitized Fund invest are rated by IBCA, Ltd., in addition to the above listed ratings organizations. IBCA uses the same ratings system as does Standard & Poor's, Duff and Fitch. If a security is rated differently by two or more rating agencies, Standish uses the highest rating to compute a Fund's credit quality and also to determine its rating category. In the case of unrated sovereign and subnational debt of foreign countries, Standish may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a Fund is downgraded below the minimum rating required for the particular Fund, Standish will determine whether to retain that security in a Fund's portfolio.

Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. The Fixed Income Fund may invest up to 15% of its total assets in below investment grade fixed income securities rated Ba by Moody's or BB by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. Standish attempts to select for the Funds those medium grade and investment grade fixed income securities that have the potential for upgrade.

Maturity. Each Fund generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years (10 years for the Controlled Maturity Fund) or less. Up to 90% of Short-Term Asset Reserve Fund's portfolio securities will have an average life of 3.25 years or less.

                                      * * *

Each Fund's specific investment objective and policies are set forth below and will assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

                              THE FIXED INCOME FUND

The investment objective and characteristics of the Fixed Income Fund corresponded directly to those of the Standish Fixed Income Portfolio
("Portfolio") in which the Fund invests all of its investable assets. This structure, where one fund invests all of its investable assets in another investment company, is described under the caption "Information About the Master-Feeder Structure" below. The following is a discussion of the investment objectives and policies of the Portfolio.

Investment Objective. The Portfolio's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal.

Securities. Under normal market conditions, substantially all, and at least 65%, of the Portfolio's total assets are invested in investment grade fixed income securities. The Portfolio may invest up to 20% of its total assets in fixed income securities of foreign corporations and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars. The Fund may also engage in short selling. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may invest up to 15% of its total assets in securities rated Ba by Moody's or BB by Standard and Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

Maturity.   Under   normal   market   conditions,    the   Portfolio's   average
dollar-weighted effective portfolio maturity will vary from five to thirteen years.

                            THE FIXED INCOME FUND II

Investment Objective. The Fixed Income Fund II's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income.

Securities. Under normal market conditions, substantially all and at least 65% of the Fund's total assets are invested in investment grade fixed income securities. See "Description of the Securities and Related Risks" and "Investment Techniques and Related Risks" for additional information.

Credit Quality. The Fund invests exclusively in investment grade fixed income securities. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

Maturity. Under normal market conditions, the Fund's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

                        THE SHORT-TERM ASSET RESERVE FUND

Investment Objective. The Short-Term Asset Reserve Fund's investment objective is to achieve a high level of current income consistent with preserving principal and liquidity.

Securities. The Fund invests in a broad range of investment grade money market instruments and short-term fixed income securities. The Fund may also invest in tax-exempt securities and prime commercial paper of U.S. and foreign companies, and may enter into reverse repurchase agreements. The Fund limits its investments in preferred stock to 10% of its total assets.

Credit Quality. The Fund invests primarily in high grade securities, cash and cash equivalents. The Fund may also invest up to 15% of its total assets in securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard and Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Fund is expected to be at least Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

Maturity. All securities held by the Fund will have an effective or remaining maturity of 3.25 years or less from the date of settlement, except that up to 10% of the Fund's total assets may be represented by securities with effective maturities or redemption dates, put dates or coupon dates of between 3.25 and five years. The maturity limitation does not apply to U.S. Treasury notes or bonds with maturities of longer than 3.25 years, which may be purchased by the Fund in conjunction with the sale of note or bond futures contracts or with certain equivalent options positions which are designed to hedge the notes or bonds in such a way as to create a synthetic short-term instrument. The Fund's average dollar-weighted effective portfolio maturity will not exceed 18 months.

                          THE CONTROLLED MATURITY FUND

Investment Objective. The Controlled Maturity Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity. As a component of this objective, the Fund seeks a relatively high level of current income.

Securities. Under normal market conditions, substantially all and at least 65% of the Fund's total assets are invested in investment grade fixed income securities.

Credit Quality. The Fund invests exclusively in investment grade fixed income securities. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

Maturity. Under normal market conditions, the Fund's average dollar-weighted effective portfolio maturity will not exceeding five years. The Fund generally invests in securities with final maturities, average lives or interest rate frequencies of 10 years or less.

                              THE SECURITIZED FUND

Investment Objective. The Securitized Fund's investment objective is to maximize total return, consistent with preserving principal and liquidity, through both capital appreciation and the generation of current income. The Fund seeks capital appreciation when market factors such as declining interest rates indicate that capital appreciation may be available without significant risk to principal.

Securities. Under normal market conditions, at least 65% of the Fund's total assets are invested in mortgage-related and asset-backed securities. Mortgage-related securities include directly placed mortgages, mortgage-backed securities, collateralized mortgage obligations and other pass-through securities, and mortgage derivatives. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. In order to preserve principal and liquidity, up to 35% of the Fund's total assets may normally be invested in U.S. Treasury and government agency notes and bonds, certificates of deposit, money market instruments and repurchase agreements.

Under normal market conditions, up to 10% of the Fund's total assets may be invested in mortgage-related and other securities of foreign governments or companies denominated in currencies other than the U.S. dollar. The Fund expects to limit its investments in foreign securities to issuers in Canada and Europe but is not required to do so. The Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts to seek to hedge against changes in foreign currency exchange rates. See "Strategic Transactions" below.

Credit Quality. The Fund invests primarily in high grade mortgage-related and asset-backed securities. The Fund may, however, invest up to 15% of its total assets in securities rated Baa by Moody's or BBB by Standard and Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

Maturity. The Fund's average dollar-weighted effective portfolio maturity will vary depending upon the maturity of its investments. Mortgage-related securities, when they are issued, have stated maturities of up to 40 years, depending on the length of the mortgages underlying the securities. In practice, scheduled and unscheduled early prepayments of principal and interest on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of 40 year mortgages may have an average life as short as two years. The relationship between mortgage repayments and interest rates may give some high-yielding mortgage-related securities less potential for return and value than conventional bonds with comparable maturities. The Fund expects that the average life of securities held by it will be from three to fifteen years.


                            DESCRIPTION OF SECURITIES
                                AND RELATED RISKS

For purposes of the discussion in this section and in the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Funds" includes the Portfolio, unless otherwise noted.

                                  GENERAL RISKS

Investments in the Funds involve certain risks. Each Fund invests primarily in the fixed income securities described above and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Portfolio and the Securitized Fund are also subject to risks associated with direct investments in foreign securities.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yield securities.

                                 SPECIFIC RISKS


The  following  sections  include   descriptions  of  specific  risks  that  are
associated with a Fund's purchase of a particular type of security or the utilization of a specific investment technique.

Corporate Debt Obligations. Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

Mortgage-Backed Securities. Each Fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Fund's exposure to rising interest rates and prevent a Fund from taking advantage of such higher yields.

GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. See the Statement of Additional Information for additional descriptions of GNMA, FNMA and FHLMC certificates.

Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a Fund may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Short-Term Asset Reserve Fund does not invest in SMBS.

Direct Investment in Mortgage Loans. The Securitized Fund may invest directly in mortgage loans securing commercial and residential real estate. When the Fund invests directly in mortgage loans, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such mortgage loans. Direct investments in mortgage loans are available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agents for the purchaser with respect to, among other things, the receipt of principal and interest payments. The seller generally does not provide any insurance covering the payment of interest on or repayment of principal of the mortgages, but such insurance may be purchased by the mortgagor. Investing directly in mortgage loans may involve certain risks and characteristics not applicable to investments in other securities. Such risks include delays and difficulties in recovering and reselling the collateral securing the mortgage loan during foreclosure proceedings, limitations pursuant to Federal bankruptcy and state insolvency laws and other state laws enforcing a personal judgment against a borrower following foreclosure to make up any deficiency not realized on sale of the collateral, and the application of Federal and state laws limiting interest rates that may be charged by the lender and the lender's ability to accelerate the maturity of the mortgage loan.

Unlike mortgage-backed securities which generally represent an interest in a pool of mortgages, direct investment in a mortgage loan involves pre-payment and credit risk of an individual issuer and real property, and, consequentially, requires different investment and credit analysis by Standish. Direct investments in mortgage loans are illiquid and subject to the Fund's policy of not investing more than 15% of its net assets in illiquid investments.

Asset-Backed Securities. Each Fund may invest in asset- backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset- backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Convertible Securities. Each Fund, other than Securitized Fund, may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. The Short-Term Asset Reserve Fund's investments in preferred stock are limited to no more than 10% of its total assets. Convertible debt securities and preferred stock acquired by a Fund entitle the Fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

Sovereign Debt Obligations. The Portfolio and Securitized Fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of the Fund investing in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

Below Investment Grade Securities. The Portfolio may invest up to 15% of its total assets in securities rated below investment grade. Fixed income securities rated below investment grade generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of below investment grade securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. Below investment grade securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severally affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for below investment grade securities. See the Statement of Additional Information for a detailed description of the ratings assigned to fixed income securities by Moody's, Standard & Poor's, Duff and Fitch. For the fiscal year ended December 31, 1996, the Portfolio's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:


Investments                    Percentage
U.S. Governmental               27.3%
Securities
U.S. Government                 21.4%
Agency Securities
Corporate Bonds:
     Aaa or AAA                  5.8%
     Aa or AA                    3.5%
     A                          10.1%
     Baa or BBB                 18.5%
     Ba or BB                   13.4%
                                -----
                               100.0%

Inverse Floating Rate Securities. Each Fund may invest in inverse floating rate securities. Short-Term Asset Reserve Fund will only invest in inverse floaters that present specific investment opportunities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Zero Coupon and Deferred Payment Securities. Each Fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Structured or Hybrid Notes. Each Fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Foreign Securities. The Portfolio and the Securitized Fund may invest to a limited degree in securities of foreign governments and companies. Investing in securities of foreign issuers and securities denominated in foreign currencies and utilizing foreign currency transactions involve certain risks of political, economic and legal conditions and developments not typically associated with investing in United States companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Portfolio or the Securitized Fund invests, nationalization of such companies, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Although the Portfolio invests primarily in securities of established issuers based in developed foreign countries, it will also invest in securities of issuers in emerging markets countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree.

The Portfolio and the Securitized Fund, in connection with the purchases and sales of foreign securities, other than those denominated in U.S. dollars, will incur transaction costs in converting currencies. Also, brokerage costs in purchasing and selling corporate securities in foreign securities markets are sometimes higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs are higher than domestic custodial costs.

The Portfolio and the Securitized Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date. The Portfolio and Securitized Fund may purchase and sell foreign currency futures contracts and cross-currency futures contracts to hedge against changes in foreign currency exchange rates. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Eurodollar and Yankee Dollar Investments. Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Yankee dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Short-Term Asset Reserve Fund may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Tax-Exempt Securities. Each Fund is managed without regard to potential tax consequences. If Standish believes that tax-exempt securities will provide competitive returns, the Portfolio may invest up to 10% of its total assets in tax-exempt securities. The Fixed Income II and Controlled Maturity Funds may invest up to 5% of their net assets and the Short-Term Asset Reserve Fund may invest up to 10% of its total assets in tax-exempt securities. A Fund's distributions of interest earned from these investments will be taxable. The Securitized Fund does not generally invest in tax-exempt securities.


                              INVESTMENT TECHNIQUES
                                AND RELATED RISKS

Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and, to the extent a Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, cross currency forward contracts, currency futures contracts, cross currency futures contracts, currency swaps and options on currencies or currency futures, (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

The ability of a Fund to utilize Strategic Transactions successfully will depend on Standish's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Standish's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, they can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. The Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund, the Controlled Maturity Fund and the Securitized Fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to 3%, 1%, 1%, 1% and 3%, respectively, of net assets. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

When-Issued and Delayed Delivery Securities. The Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund and the Controlled Maturity Fund may invest 15%, 15%, 10% and 15%, respectively, of net assets in when-issued and delayed delivery securities. The Securitized Fund may invest up to 25% of its net assets, collectively, in when-issued and delayed delivery securities and forward roll transactions. Although a Fund will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, a Fund may dispose of these securities prior to settlement, if Standish deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless a Fund has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Fund's commitment must be segregated and maintained with the Fund's custodian to secure the Fund's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

Repurchase Agreements. The Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund, the Controlled Maturity Fund and the Securitized Fund may invest 5%, 15%, 25%, 25% and 15%, respectively, of net assets in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by Standish.

Reverse Repurchase Agreements. The Short-Term Asset Reserve Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian containing cash or liquid assets having a value not less than the repurchase price (including accrued interest) that is marked to market daily. Reverse repurchase agreements involve the risks that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to repurchase the securities. The staff of the
Securities and Exchange Commission ("SEC") considers reverse repurchase agreements to be borrowings by the Fund under the Investment Company Act of 1940 ("1940 Act"). The Fund intends to enter into reverse repurchase agreements to provide cash to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Forward Roll Transactions. To seek to enhance current income, each Fund, except the Securitized Fund, may invest up to 10% of its net assets in forward roll transactions involving mortgage-backed securities. The Securitized Fund may invest up to 25% of its net assets, collectively, in forward roll transaction, when- issued securities and forward commitments. In a forward roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that a Fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

Short Sales. The Portfolio and the Securitized Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid investments, except the Short-Term Asset Reserve Fund, which is limited to 10% of its net assets. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

The Boards of Trustees have adopted guidelines and delegated to Standish the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for each Fund's portfolio turnover rates.

Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in Standish's view, the security meets the criteria for disposal.

Temporary Defensive Investments. Each Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements. The Short-Term Asset Reserve Fund may also invest in commercial paper rated A-2 by Moody's or P-2 or Duff-2 by Standard & Poor's, Duff or Fitch. The Portfolio and the Securitized Fund may purchase commercial paper of foreign issuers rated P -1 or its equivalent.

Investment Restrictions. The investment objective of the Portfolio and each Fund (except Fixed Income Fund) is not fundamental and may be changed by the Board of Trustees without the approval of shareholders. The investment objective of the Fixed Income Fund is a fundamental policy which may not be changed without a vote of the Fund's shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each Fund's and the Portfolio's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval except that the Short- Term Asset Reserve Fund's 15% limit on reverse repurchase agreements and the Securitized Fund's

15% limit on repurchase agreements are fundamental. Each Fund and the Portfolio have adopted fundamental policies which may not be changed without the approval of the Funds' shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

                       INFORMATION ABOUT THE MASTER-FEEDER
                                    STRUCTURE

The Fixed Income Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has an identical investment objective. The Fixed Income Fund is a feeder fund and the Portfolio is the master fund in a so-called master-feeder structure. The other Funds described in this Prospectus purchase securities directly and maintain their own individual portfolios.

In addition to the Fixed Income Fund, other feeder funds may invest in the Portfolio, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolio on the same terms as the Fund and bear a proportionate share of the Portfolio's expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Fund, which may produce different investment results.

There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in the Portfolio may reduce the diversification of the Portfolio's investments, reduce economies of scale and increase the Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of the Portfolio that is not approved by the Trust's Board of Trustees, the Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of the Fund's interest in the Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay.

If the Fund is requested to vote on a matter affecting the Portfolio, the Fund will call a meeting of the Fund's shareholders to vote on the matter. The Fund will vote on any matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote the shares held by Fund shareholders who do not vote in the same proportion as the shares of Fund shareholders who do vote. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

                         CALCULATION OF PERFORMANCE DATA

From time to time each Fund may advertise its yield and average annual total return information. Average annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year- by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The "yield" of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock, bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

Lehman Government/Corporate Index. This index is considered to be representative of the performance of all domestic, dollar denominated, fixed rate investment grade bonds.

Lehman Brothers Aggregate Index. This index is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and the Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds.

IBC/Donoghue Money Market Average/All Taxable Index. This index is generally considered to be representative of the performance of domestic, taxable money market funds and the One Year Treasury Bills.

Merrill Lynch 1-3 Year and 1-5 Year U.S. Treasury Indices and the 1 Year Treasury Bill Index.

Salomon-Shearson's Mortgage Index. This index is considered to be representative of the performance of fixed rate securitized mortgage pools of GNMA, FNMA and FHLNC securities.

The following table sets forth the historical total return performance of all fee paying, domestic investment grade bond portfolios under discretionary management by Standish that have substantially similar investment objectives, policies and strategies as the Fixed Income Fund II (the "Investment Grade Bond Accounts") as measured by the Standish, Ayer & Wood Active Domestic Bond
Investment Grade Composite (the "Active Domestic Bond Composite"). As of December 31, 1996, the Active Domestic Bond Composite was composed of three Investment Grade Bond Accounts with approximately $221 million in assets. The performance data of the Investment Grade Bond Accounts, as represented by the Active Domestic Bond Composite, has been computed in accordance with the SEC's standardized formula. Because the gross performance data does not reflect the deduction of investment advisory fees paid by the Investment Grade Bond Accounts, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Standish in managing fixed-income portfolios with investment objectives, policies and strategies substantially similar to those of the Fixed Income Fund II.




             Standish, Ayer & Wood Active Domestic Bond Investment
                          Grade Composite Performance



                                                                   Average Annual Total
                                                                  Return For the Periods
                                                                  Ended December 31, 1996               Cumulative Total Return
                                                                    3 Years             5 years          since January 1, 1990
                                                                    ---------------------------          ---------------------
The Composite
  Size Weighted Gross                                             6.05%                    7.63%                 87.3%
  Size Weighted Net                                               5.89%                    7.43%                 85.3%




                                       1990           1991           1992           1993           1994          1995        1996
                                       ----           ----           ----           ----           ----          ----        ----
The Composite
  Equal weighted gross total return    9.95%         18.09%          6.68%         14.02%        (4.16)%        18.68%       4.48%
  Equal weighted net total return      9.90%         17.94%          648%          13.79%        (4.36)%        18.50%       4.38%
  Size weighted gross total return     9.83%         18.12%          6.69%         13.45%        (4.07)%        18.67%       4.78%
  Size weighted net total return       9.78%         17.97%          6.49%         13.20%        (4.26)%        18.55%       4.60%

     The performance of the Investment Grade Bond Accounts, as represented by the Active Domestic Bond Composite, is not that of any of the Funds, including the Fixed Income Fund II, and is not necessarily indicative of any Fund's future results. Each Fund's actual total return may vary significantly from the past and future performance of these Accounts. While the Investment Grade Bond Accounts incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fixed Income Fund II's shares and the Fixed Income Fund II's obligation to redeem its shares will not impact the Fund's performance. In the opinion of Standish, so long as the Fixed Income Fund II has at lest $20 million in net assets, the relative difference in the size between the Fixed Income Fund and the Investment Grade Bond Accounts should not affect the relevance of the performance of the Investment Grade Bonds Accounts to a potential investor in the Fixed Income Fund II. Investment returns and the net asset value of shares of each Fund will fluctuate in response to market and economic conditions as well as other factors and an investment in a Fund involves the risk of loss.

     The following table sets forth the historical total return performance of all fee paying, controlled maturity bond portfolios under discretionary management by Standish that have substantially similar investment objectives, policies and strategies as the Controlled Maturity Fund (the "Controlled Maturity Accounts") as measured by the Standish,

Ayer & Wood Controlled Maturity Bond Composite (the "Controlled Maturity Bond Composite"). As of December 31, 1996, the Controlled Maturity Bond Composite was composed of 12 Controlled Maturity Accounts with approximately $439 million in assets. The performance data of the Controlled Maturity Accounts, as represented by the Controlled Maturity Bond Composite, has been computed in accordance with the SEC's standardized formula. Because the gross performance data does not reflect the deduction of investment advisory fees paid by the Controlled Maturity Accounts, the net performance data may be more relevant to the potential investors in the Controlled Maturity Fund in their analysis of the historical experience of Standish in managing fixed-income portfolios with investment objectives, policies and strategies substantially similar to those of the Controlled Maturity Fund. The Controlled Maturity Bond Composite contains the fixed income-only portion of a few multiple asset accounts. The performance of the Controlled Maturity Bond Composite would be dimished if cash positions of these accounts were allocated to the Controlled Maturity Accounts.


                                Standish, Ayer & Wood Controlled Maturity Bond Composite Performance



                                                                   Average Annual Total
                                                                  Return For the Periods
                                                                  Ended December 31, 1996               Cumulative Total Return
                                                              3 Years         5 Years     10 Years       since January 1, 1986
                                                              -------------------------------------      ---------------------

The Composite
  Size Weighted Gross                                        5.2%             7.8%           9.0%                     139.9%
  Size Weighted Net                                          5.0%             7.5%           8.5%                      227.0%


                                      1985    1986     1987    1988    1989    1990     1991    1992   1993    1994    1995    1996
                                      ----    ----     ----    ----    ----    ----     ----    ----   ----    ----    ----    ----
The Composite
  Equal weighted gross total return  16.40%  10.60%    4.90%   7.60%  11.80    9.08%   14.45%  6.80%   9.80% (0.61)%  12.21%  5.39%
  Equal weighted net total return    16.13%  10.29%    4.05%   6.85%  11.10    8.74%   14.10%  6.53%   9.52% (0.87)%  12.06%  5.17%
  Size weighted gross total return                                             9.03%   14.18%  6.65%   9.23% (0.21)%  11.75%  5.51%
  Size weighted net total return                                               8.89%   14.06%  6.54%   9.09% (0.46)%  11.55%  5.28%

The performance of the Controlled Maturity Accounts, as represented by the Controlled Maturity Bond Composite, is not that of any of the Funds, including the Controlled Maturity Fund, and is not necessarily indicative of any Fund's future results. Each Fund's actual total return may vary significantly from the past and future performance of these Accounts. While the Controlled Maturity Accounts incur inflows and outflows of cash form clients, there can be no assurance that the continuous offering of the Controlled Maturity Fund's shares and the Controlled Maturity Fund's obligation to redeem its shares will not impact the Fund's performance. In the opinion of Standish, so long as the Controlled Maturity Fund has at lest $5 million in net assets, the relative difference in the size between the Controlled Maturity Fund and the Controlled Maturity Accounts should not affect the relevance of the performance of the Controlled Maturity Accounts to a potential investor in the Controlled Maturity Fund. Investment returns and the net asset value of shares of each Fund will fluctuate in response to market and economic conditions as well as other factors and an investment in a Fund involves the risk of Loss.


                 Average Annual Total Return
                      Year Ended           July 3, 1995
                      December 31, 1996    through December
                                           31, 1996
Fixed Income          3.77%1               6.41%1
Fund II
Controlled            5.13%1               6.26%1
Maturity Fund


--------
     1 The  Adviser  voluntarily  agreed not to impose its
advisory fee and reimbursed the Funds for their  operating
expenses   during  the   periods   indicated.   Had  these
arrangements not been in effect,  each Fund's total return
would be lower.  Performance  data is based on  historical
results   and  is  not   intended   to   indicate   future
performance.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income for the Fixed Income, Fixed Income II, Controlled Maturity and Securitized Funds will be declared and distributed quarterly. Dividends on shares of the Short-Term Asset Reserve Fund will be declared daily from net investment income and distributed monthly. The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Fixed Income Fund will take into account its share of the income, gain or loss, expense, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by Investors Bank & Trust Company, the Funds' Custodian. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares to the Custodian. The Fixed Income, Fixed Income II and Controlled Maturity Funds require minimum initial investments of $100,000. Additional investments must be in amounts of at least $5,000. The Short-Term Asset Reserve and Securitized Funds require minimum initial investments of $1,000,000. The Short-Term Asset Reserve Fund requires additional investments of at least $100,000. The Securitized Fund requires additional investments of at least $50,000. Certificates for Fund shares are generally not issued.

Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodian that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or Standish.

In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask Standish to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of shares of a Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

                                 NET ASSET VALUE

Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of its investment in the Portfolio and other assets, in the case of the Fixed Income Fund), subtracting all liabilities and dividing the result by the total number of shares outstanding. Fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Securities not listed on an exchange or national securities market, CMOs and asset-backed securities and securities for which there were no reported transactions are valued at the last quoted bid prices. Fixed income securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by Standish in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                               EXCHANGE OF SHARES

Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions. General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the
Exchange's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Standish reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

Telephone Transactions. By maintaining an account that is eligible for telephone exchange and redemption privileges, the shareholder authorizes Standish, Standish Fund Distributors, the Trust and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine, and follow telephone instructions that they reasonably believe to be genuine, neither Standish, Standish Fund Distributors, the Trust, the applicable Fund, the Funds' custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                     * * * *

The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 ($250,000 in the case of the Short-Term Asset Reserve
Fund) as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount equal to or above the stated minimums.

                                   MANAGEMENT

Trustees. Each Fund is a separate investment series of the Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Adviser. Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio and the Funds (except Fixed Income Fund) pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of February 28, 1997, Standish managed approximately [ ] billion of assets.

The Portfolio's portfolio manager is Caleb F. Aldrich. Mr. Aldrich has been primarily responsible for the day-to-day management of the Fixed Income Fund's portfolio since January 1, 1993 and of the Portfolio's portfolio since the Fixed Income Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Aldrich has served as a Director and Vice President of Standish.

The Fixed Income Fund II's portfolio managers are Caleb F. Aldrich and David C. Stuehr. During the past five years, Mr. Aldrich has served as a Director and Vice President of Standish. Mr. Stuehr has served as a Director of the Adviser since January, 1995 and, prior thereto, served as a Vice President (since 1992) and an Assistant Vice President of Standish.

The Short-Term Asset Reserve Fund's portfolio manager is Jennifer A. Pline, who is primarily responsible for the day-to-day management of the Fund's portfolio and has served as a portfolio manager to the Fund since January 1, 1991. During the past five years, Ms. Pline has served as a Vice President of Standish.

The Controlled Maturity Fund's portfolio manager is Howard B. Rubin. During the past five years, Mr. Rubin has served as Director and Vice President of Standish.

The Securitized Fund's portfolio managers are Dolores S. Driscoll and James J. Sweeney, who have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1989. During the past five years, Ms. Driscoll has served as a Managing Director of Standish. Mr. Sweeney has served as a Director (since 1992) and Vice President of Standish during this period.

Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, Standish manages the Portfolio, Fixed Income Fund II, Short-Term Asset Reserve Fund, Controlled Maturity Fund and Securitized Fund in accordance with their respective investment objectives and policies, recommends investment decisions, places orders to purchase and sell securities and permits the Portfolio and the Funds (except Fixed Income Fund) to use the name "Standish." For these services, each Portfolio and Fund (except Fixed Income
Fund) pays a monthly fee at a stated annual percentage rate of such Fund's ("Portfolio's") average daily net asset value:



                                                                                                 Actual Rate
                                                                             Contractual         Paid for the
                                                                             Advisory Fee        Year Ended
                                            Net Asset Value                  Annual Rate         December 31, 1996
                                            ---------------                  -----------         -----------------

Fixed Income Portfolio                      First $250 million                    0.40%             0.32%
                                            Next $250 million                     0.35%
                                            Amount over $500 million              0.30%

Fixed Income Fund II                        All assets                            0.40%             0.00%*

Short-Term Asset Reserve Fund               All assets                            0.25%             0.25%

Controlled Maturity Fund                    All assets                            0.35%             0.00%*

Securitized Fund                            First $500,000,000                    0.25%             0.20%*
                                            Amount over $500,000,000              0.20%

----------
* Standish has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fixed Income Fund II, Controlled Maturity Fund and Securitized Fund to 0.40%, 0.40% and 0.45% of the applicable Fund's average daily net assets. Standish may terminate or revise these agreements at any time although it has no current intention to do so. If an expense limit is exceeded, the compensation due to Standish shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.



Administrator. Standish serves as administrator to the Fixed Income Fund. As administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

Expenses. The Portfolio and each Fund bears the expenses of its respective operations other than those incurred by Standish under the investment advisory agreements or the administration agreement. Each Fund (except Fixed Income Fund) pays investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Fixed Income Fund pays shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. The Portfolio pays investment advisory fees, bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator. The Fixed Income Fund and the Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner. Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

Each Fund's total annual operating expenses for the fiscal year ended December 31, 1996 are described above under the caption "Financial Highlights."

Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, Standish selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Funds and the Fixed Income Portfolio. Standish will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio and Funds. Standish may also consider the extent to which a broker or dealer provides research to Standish and the number of Fund shares sold by the broker or dealer in making its selection.

                              FEDERAL INCOME TAXES

Each Fund is a separate entity for federal tax purposes and presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. Only a small portion, if any, of such dividends may qualify for the corporate dividends received deduction under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

After  the  close of each  calendar  year,  the  Funds  will  send a  notice  to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                           THE FUNDS AND THEIR SHARES

The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolio, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

At February 1, 1997, Essex Country Gas Company, 7 North Hunt Road, P.O. Box 500, Amesbury, MA 01913, and San Francisco Opera Association, 300 Van Ness Avenue, San Francisco, CA 94102, each had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Controlled Maturity Fund, Exeter Health Resources, Inc., 10 Buzell Avenue, Exeter, NH 03833, had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Fixed Income Fund II, and Allendale Mutual Insurance Company, Allendale Park, Johnston, Rhode Island 02919, had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Securitized Fund. Accordingly, each such shareholder was deemed to beneficially own such shares and to control the applicable Fund.

Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the cover of this Prospectus.

Although each Fund is offering only its own shares, since the Funds use this combined Prospectus, it is possible that one Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.

                            CUSTODIAN, TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, serves as the Funds' transfer agent, dividend disbursing agent and as custodian for all cash and securities of the Funds and the Portfolio. Investors Bank & Trust also provides accounting services to the Funds.

                             INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serves as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit each Fund's and the Fixed Income Portfolio's financial statements annually.

                                  LEGAL COUNSEL

Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

                         TAX CERTIFICATION INSTRUCTIONS

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                   STANDISH FUNDS GROUP OF FIXED INCOME FUNDS
                               Investment Adviser

                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111



      Principal Underwriter                     Independent Accountants

Standish Fund Distributors, L.P.                Coopers & Lybrand L.L.P.
      One Financial Center                       One Post Office Square
        Boston, MA  02111                     Boston, Massachusetts 02109
            Custodian                                Legal Counsel

 Investors Bank & Trust Company                    Hale and Dorr LLP
         89 South Street                            60 State Street
  Boston, Massachusetts  02111                Boston, Massachusetts 02109


                 ----------------------------------------------





No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                [PINE CONE LOGO]

                    STANDISH INTERNATIONAL FIXED INCOME FUND
                        STANDISH GLOBAL FIXED INCOME FUND
                                   PROSPECTUS
                                 APRIL 30, 1997


The Standish International Fixed Income Fund and the Standish Global Fixed Income Fund are each organized as a separate non-diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company. The Global Fixed Income Fund invests solely in the Standish Global Fixed Income Portfolio, an open end investment company. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts is the investment adviser to the Portfolio and the International Fixed Income Fund.

Investors may purchase shares in the Funds without charge from Standish Fund Distributors, L.P. An application may be obtained by calling (800) 221-4795.

The primary investment management and research focus of SIMCO is at the security and industry/sector level. SIMCO seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. SIMCO utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. SIMCO emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets. SIMCO serves as the international research and investment arm of Standish, Ayer & Wood, Inc. ("Standish") for both debt and equity securities in all countries outside of the United States. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income securities and equities for mutual funds and separate accounts. Privately held by twenty-two employee/directors and headquartered in Boston, Massachusetts, the firm employs over eighty investment professionals with a total staff of more than two hundred.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1997, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request from (800) 221-4795.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.

                             [On inside front cover]

                                Table of Contents

                                                                       Page

Fund Comparison Highlights...............................................2
Expense Information......................................................3
Financial Highlights.....................................................4
Investment Objectives and Policies.......................................6
     The International Fixed Income Fund.................................7
     The Global Fixed Income Fund........................................7
Description of Securities and Related Risks..............................7
General Risks............................................................7
Specific Risks...........................................................9
Investment Techniques and Related Risks.................................12
Information about the Master-Feeder Structure...........................14
Calculation of Performance Data.........................................15
Dividends and Distributions.............................................15
Purchase of Shares......................................................16
Net Asset Value.........................................................16
Exchange of Shares......................................................17
Redemption of Shares....................................................17
Management..............................................................19
Federal Income Taxes....................................................20
The Funds and Their Shares..............................................20
Custodian, Transfer Agent and Dividend Disbursing Agent.................21
Independent Accountants.................................................21
Legal Counsel...........................................................21
Tax Certification Instructions..........................................21

         The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

 -----------------------------------------------------------------------------------------------------------------------------------


                                  International Fixed Income Fund                            Global Fixed Income Fund
 ---------------------- ------------------------------------------------------ -----------------------------------------------------
 Investment Objective   Maximize total return while realizing a market level   Maximize total return while realizing a market level
                        of income consistent with preserving principal and     of income consistent with preserving principal and
                        liquidity                                              liquidity
 ---------------------- ------------------------------------------------------ -----------------------------------------------------
 Foreign Securities     Under normal market conditions, 65% or more of         Under normal market conditions, 65% or more of total
 Selected               total assets in securities denominated in foreign      assets in securities denominated in foreign
                        currencies                                             currencies
 ---------------------- ------------------------------------------------------ -----------------------------------------------------
 U.S. Securities        Generally will not consider fixed income securities    Generally will consider fixed income securities of
 Selected               of U.S. corporations in its investment strategy        U.S. corporations in its investment strategy
 ---------------------- ------------------------------------------------------ -----------------------------------------------------
 Intended               No fewer than five different countries                 No fewer than eight different countries
 Diversification
 ---------------------- ------------------------------------------------------ -----------------------------------------------------
 Currency Strategy      Will hedge currencies to seek to protect the U.S.      Will hedge currencies to seek to protect the U.S.
                        dollar value of the Fund's assets.                     dollar value of the Fund's assets.
 ---------------------- ------------------------------------------------------ -----------------------------------------------------
 Below Investment       Yes, up to 5% of total assets in securities rated Ba   Yes, up to 15% of total assets in securities rated Ba
 Grade                  by Moody's or BB by Standard and Poor's, Duff, Fitch   by Moody's or BB by Standard and Poor's, Duff, Fitch
                        or IBCA                                                or IBCA
 ---------------------- ------------------------------------------------------ -----------------------------------------------------
 Average Portfolio      Aa/AA                                                  In range of AA/Aa to A/A
 Quality
 ---------------------- ------------------------------------------------------ -----------------------------------------------------
 Benchmark              J. P. Morgan Non-U.S. Government Bond Index            J. P. Morgan Global Government Bond Index (Hedged)
                        (Hedged) and Lehman Brothers Aggregate Bond
                        Index
 ---------------------- ------------------------------------------------------ -----------------------------------------------------

                                                         EXPENSE INFORMATION

Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1996. Total operating expenses for the Global Fixed Income Fund include expenses of the Fund and the Standish Global Fixed Income Portfolio ("Portfolio"). The Fund's Trustees believe that the Global Fixed Income Fund's total operating expenses are approximately equal to or less than what would be the case if the Fund did not invest all of its investable assets in the Portfolio.


                                                                            International Fixed        Global Fixed
                                                                                Income Fund            Income Fund
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                                             None                   None
Maximum Sales Load Imposed on Reinvested Dividends                                  None                   None
Deferred Sales Load                                                                 None                   None
Redemption Fees                                                                     None                   None
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                    0.40%                  0.40%
12b-1 Fees                                                                          None                   None
Other Expenses+                                                                    0.13%                  0.25%
Total Operating Expenses                                                           0.53%                  0.65%

-----------------
+ Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:


                           International Fixed       Global Fixed
                               Income Fund           Income Fund
                               -----------           -----------
After 1 Year                       $6                   $ 6
After 3 Years                      17                     20
After 5 Years                      30                     37
After 10 Years                     68                     83

The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.

                              FINANCIAL HIGHLIGHTS

      The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.


                         INTERNATIONAL FIXED INCOME FUND

                             Year Ended December 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          1996            1995            1994              1993              1992*
                                                  ------------    ------------    ------------      ------------      ------------

Net asset value - beginning of period                   $23.21          $21.30          $24.22            $21.20            $22.05
                                                   -----------     -----------    ------------      ------------      ------------

Income from investment operations
  Net investment income                                   1.72           $1.96           $1.71             $2.03             $2.01
  Net realized and unrealized gain (loss) on              1.73            1.84           (3.93)             2.90             (0.25)
     Investments                                   -----------    ------------    ------------      ------------      ------------

  Total from investment operations                       $3.45           $3.80          ($2.22)            $4.93             $1.76
                                                   -----------    ------------    ------------      ------------      ------------

Less distributions declared to shareholders
  From net investment income                             (2.64)         ($1.89)         ($0.20)           ($1.53)           ($2.03)
  From realized gain                                     (0.77)             --              --             (0.26)            (0.54)
  In excess of net realized gain                                            --              --                --             (0.04)
  In excess of net investment income                                        --              --             (0.12)               --
  Tax return of capital                                                     --           (0.50)               --                --
                                                  ------------ ---------------    ------------      ------------      ------------

  Total distributions declared to shareholders           (3.41)         ($1.89)         ($0.70)           ($1.91)           ($2.61)
                                                   ----------- ---------------    ------------      ------------      ------------

  Net asset value - end of period                       $23.25          $23.21          $21.30            $24.22            $21.20
                                                   ----------- ---------------    ------------      ------------      ------------

Total return                                             15.28%          18.13%          (9.22%)           23.77%             8.07%
Net assets at end of period (000 omitted)              840,133        $803,537      $1,069,416        $1,131,201          $384,660
Ratios (to average net assets)/Supplemental
Data
  Expenses                                                0.53%            0.51%           0.51%             0.51%             0.59%
  Net investment income                                   7.17%            8.09%           7.69%             7.53%             8.37%
  Portfolio turnover                                       226%            165%            158%               98%              175%



t    Computed on an annualized basis.
*    Audited by other auditors.
+    For the period from  January 2, 1991 (start of  business)  to December  31,
     1991.
1    The Fund's performance  benchmarks are the J.P. Morgan Non-U.S.  Government
     Bond Index  (Hedged)  and the Lehman  Brothers  Aggregate  Bond Index.  See
     "Calculation of Performance  Data" for a description of these indices.  The average annual total return of these indices for each year since the Fund's inception was as follows (this total return information is not audited):


                         INTERNATIONAL FIXED INCOME FUND

                             Year Ended December 31
                                  (continued)
--------------------------------------------------------------------------------
                                                            1991*+
                                                    ------------

Net asset value - beginning of period                     $20.00
                                                    ------------

Income from investment operations
  Net investment income                                    $1.55
  Net realized and unrealized gain (loss) on                1.44
     Investments                                    ------------

  Total from investment operations                         $2.99
                                                    ------------

Less distributions declared to shareholders
  From net investment income                              ($0.04)
  From realized gain                                       (0.90)
  In excess of net realized gain                              --
  In excess of net investment income                          --
  Tax return of capital                                       --
                                                    ------------

  Total distributions declared to shareholders            ($0.94)
                                                    ------------

  Net asset value - end of period                         $22.05
                                                    ------------

Total return                                            15.11% t
Net assets at end of period (000 omitted)                $72,697
Ratios (to average net assets)/Supplemental
Data
  Expenses                                               0.80% t
  Net investment income                                  8.00% t
  Portfolio turnover                                         319%

t    Computed on an annualized basis.
*    Audited by other auditors.
+    For the period from  January 2, 1991 (start of  business)  to December  31,
     1991.
1    The Fund's performance  benchmarks are the J.P. Morgan Non-U.S.  Government
     Bond Index  (Hedged)  and the Lehman  Brothers  Aggregate  Bond Index.  See
     "Calculation of Performance  Data" for a description of these indices.  The average annual total return of these indices for each year since the Fund's inception was as follows (this total return information is not audited):


Total Return                         1996      1995       1994        1993      1992       1991
                                     ----      ----       ----        ----      ----       ----
J.P. Morgan Non-U.S. Government
Bond Index (Hedged)                 12.16 %   18.23%     (5.07)%     13.90%      5.97%     10.90%
Lehman Brothers Aggregate Bond       3.61%    18.47%     (2.92)%      9.75%      7.40%     16.00%
Index


                            Global Fixed Income Fund
                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                    1996                    1995                    1994+

Net asset value - beginning of period                              $19.53                  $17.99                   $20.00

Income from investment operations
  Net investment income                                             $1.42                   $ 1.59                   $ 1.29
  Net realized and unrealized gain (loss)                           $1.05                   1.60                     (2.70)

  Total from investment operations                                  $2.47                   $ 3.19                   ($1.41)

Less distributions declared to shareholders
  Tax return of capital                                             --                      --                       ($0.60)
  From net investment income                                        ($1.91)                 ($1.65)                  --

  Total distributions declared to shareholders                      ($1.91)                 ($1.65)                  ($0.60)

  Net asset value - end of period                                   $20.09                  $19.53                   $17.99

Total return3                                                       13.03%                  18.13%                   (7.06%)*
Ratios (to daily average net assets)/Supplemental Data
  Net assets at end of period (000 omitted)                         $155,731                $137,899                 $135,232.
  Expenses1                                                         0.65%                   0.62%                    0.65% t, **
  Net investment income                                             7.11%                   7.69%                    7.73%
  Portfolio turnover2                                               73%                     163%                     140% x


-------------------
**    The Adviser  voluntarily  agreed not to impose a portion of its investment advisory fee for the year ended  December 31, 1994.  Had these actions not been taken, the net investment  income per share and the ratios would have been:

Net investment income per share                                                                                         $1.27
Ratios (to average net assets):
 Expenses                                                                                                                0.73%t
 Net investment income                                                                                                   7.65%t

t    Computed on an annualized basis
*    Total return for the period is not annualized.
+    For the period from  January 3, 1994 (start of  business)  to December  31,
     1994 x Portfolio turnover not computed on an annualized basis.
1    Includes  the Fund's  share of Standish  Global  Fixed  Income  Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996
2    Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred  substantially  all of its investable assets to the Portfolio is 111%.
3    The Fund's performance  benchmark is the J.P. Morgan Global Index (Hedged).
     See "Calculation of Performance  Data" for a description of this index. The average  annual  total  return of this index for each year since the Fund's inception was as follows (the total return information was not audited):


Total Return                                                           1996                   1995                   1994
                                                                       ----                   ----                   ----
J.P. Morgan Global Government Bond Index (Hedged                      8.60%                  17.89%                (4.05)%



                       INVESTMENT OBJECTIVES AND POLICIES

                               INVESTMENT STRATEGY

Each Fund is an actively managed non-diversified portfolio consisting primarily of fixed income securities denominated in foreign currencies and the U.S. dollar. Each Fund is managed to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. In pursuing each Fund's investment strategy, SIMCO seeks to add value to each Fund's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Fund's portfolio to reflect interest rate forecasts. SIMCO utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. SIMCO emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets.

Securities. The Funds may invest in all types of fixed income securities including bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks (including convertible preferred stock), listed and unlisted warrants and money market instruments. These fixed income securities may be issued by foreign and U.S. corporations or entities, foreign governments and their political subdivisions, the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies.

Each Fund purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. Each Fund may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities, may buy securities on a when-issued or delayed delivery basis, may engage in short sales and may lend portfolio securities. Each Fund may enter into various forward foreign currency exchange transactions and foreign currency futures transactions and utilize over-the-counter ("OTC") options to seek to manage the Fund's foreign currency exposure.

Please refer to each Fund's specific investment objective and policies and the "Description of Securities" section for a more comprehensive list of permissible securities and investments.

Credit Quality. Each Fund invests primarily in investment grade fixed income securities, i.e., securities rated at the time of purchase at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group, Duff & Phelps, Inc., Fitch Investors Service, Inc. or IBCA, Ltd., or, if unrated, determined by SIMCO to be of comparable credit quality. If a security is rated differently by two or more rating agencies, SIMCO uses the highest rating to compute a Fund's credit quality and also to determine its rating category. In determining whether securities are of equivalent credit quality, SIMCO may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. In the case of unrated sovereign and subnational debt of foreign countries, SIMCO may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a Fund is downgraded below the minimum rating required for the particular Fund, SIMCO will determine whether to retain that security in a Fund's portfolio.

Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff, Fitch or IBCA) are generally regarded as high grade obligations. Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff, Fitch or IBCA are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. The Funds may also invest, to a limited degree, in below investment grade fixed income securities rated Ba by Moody's or BB by Standard & Poor's, Duff, Fitch or IBCA, or, if unrated, determined by SIMCO to be of comparable credit quality. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than investment grade securities and are considered speculative by the rating agencies. SIMCO attempts to select for the Funds those medium grade and non-investment grade fixed income securities that have the potential for upgrade.

Each Fund's specific investment objective and policies are set forth below and will assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

                      THE INTERNATIONAL FIXED INCOME FUND

Investment Objective. The Fund's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Securities. Under normal market conditions, the Fund invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in foreign countries.

Country Selection. Under normal market conditions, the Fund's assets are invested in securities of issuers located in at least five countries, not including the United States. The Fund intends to invest in no fewer than five foreign countries. The Fund may invest a substantial portion of its assets in one or more of those five countries. The Fund may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

Credit Quality. The Fund invests primarily in investment grade fixed income securities. If a non-investment grade fixed income security presents special opportunities to the Fund, the Fund may invest up to 5% of its total assets in securities rated Ba by Moody's or BB by Standard and Poor's, Duff, Fitch or IBCA, or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar weighted credit quality of the Fund is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff, Fitch or IBCA.

                          THE GLOBAL FIXED INCOME FUND

The investment objective and characteristics of the Global Fixed Income Fund correspond directly to those of the Standish Global Fixed Income Portfolio ("Portfolio") in which the Fund invests all of its investable assets. This structure, where one fund invests all of its investable assets in another investment company, is described under the caption "Information About the Master-Feeder Structure" below. The following discusses the investment objectives and policies of the Portfolio.

Investment Objective. The Portfolio's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Securities. Under normal market conditions, the Portfolio invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in countries around the world, including the United States.

Country Selection. Under normal market conditions, the Portfolio's assets are invested in securities of issuers located in at least three different countries, one of which may be the United States. The Portfolio intends, however, to invest in no fewer than eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

Credit Quality. The Portfolio generally invests in investment grade fixed income securities. If a non-investment grade fixed income security presents special opportunities for the Portfolio, the Portfolio may invest up to 15% of its total assets in securities rated Ba by Moody's or BB by Standard and Poor's, Duff, Fitch or IBCA or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar weighted credit quality of the Portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to Standard & Poor's, Duff, Fitch or IBCA.

                            DESCRIPTION OF SECURITIES
                                AND RELATED RISKS

For purposes of the discussion in this section and the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Funds" includes the Portfolio, unless otherwise noted.

                                  GENERAL RISKS

Investments in the Funds involve certain risks. Each Fund invests primarily in the fixed income securities described above and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Funds are also subject to the risks associated with direct investments in foreign securities and below investment grade fixed income securities.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yield securities.

Investing in Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S.
dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions may be higher and spreads may be greater on transactions in foreign securities than those for similar transactions in domestic markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

Investing in Emerging Markets. Although each Fund invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of issuers in emerging markets, including issuers in Asia, Eastern Europe, Latin and South America, the Mediterranean, Russia and Africa. The Funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading combined with frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which do not float freely against the U.S. dollar and may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Fund's securities are denominated may have a detrimental impact on the Fund's net asset value. Each Fund utilizes various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and options and cross currency options on currencies or currency futures.

                                 SPECIFIC RISKS

The  following  sections  include   descriptions  of  specific  risks  that  are
associated with a Fund's purchase of a particular type of security or the utilization of a specific investment technique.

Sovereign Debt Obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Corporate Debt Obligations. Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Obligations of Supranational Entities. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association, (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, or (d) only the credit of the agency. No assurance can be given that the U.S.
Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

Below Investment Grade Securities. The Portfolio and the International Fixed Income Fund may invest up to 15% and 5%, respectively, of their total assets in securities rated below investment grade. Fixed income securities rated below investment grade generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of below investment grade securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. Below investment grade securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for below investment grade securities. See the Statement of Additional Information for a detailed description of the ratings assigned to fixed income securities by Moody's, Standard & Poor's, Duff, Fitch and IBCA.

For  the  fiscal  year  ended  December  31,  1996,  the   Portfolio's  and  the
International Equity Fund's investments, on a dollar weighted basis, calculated at the end of each month, had the following credit quality characteristics:

Portfolio's
Investments                         Percentage
-----------                         ----------

U.S. Government Securities             6.5%
U.S. Government Agency
     Securities                        5.1%
Corporate Bonds:
     Aaa or AAA                      31.5%
     Aa or AA                        16.8%
     A                               11.8%
     Baa or BBB                      16.6%
     Ba or BB                        11.7%

                                    100.0%

International
Fixed Fund's
Investments                         Percentage
-----------                         ----------

U.S. Government Securities             0.0%
U.S. Government Agency
     Securities                        9.3%
Corporate Bonds:
     Aaa or AAA                      47.7%
     Aa or AA                        22.5%
     A                                 7.4%
     Baa or BBB                        9.3%
     Ba or BB                          3.8%

                                    100.0%

Mortgage-Backed Securities. Each Fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by foreign entities or the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Fund's exposure to rising interest rates and prevent a Fund from taking advantage of such higher yields.

Asset-Backed Securities. Each Fund may invest in asset- backed securities issued by foreign or U.S. entities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset- backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Convertible Securities. Each Fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a Fund entitle the Fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

Zero Coupon and Deferred Payment Securities. Each Fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Eurodollar and Yankee Dollar Investments. Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involved risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Structured or Hybrid Notes. Each Fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

Inverse Floating Rate Securities. Each Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.


                              INVESTMENT TECHNIQUES
                                AND RELATED RISKS

Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing its investment objective, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and, enter into currency transactions such as forward foreign currency exchange contracts, cross currency forward contracts, currency futures contracts, cross currency futures contracts, currency swaps and options and cross currency options on currencies or currency futures, (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

The ability of a Fund to utilize Strategic Transactions successfully will depend on SIMCO"s ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent SIMCO's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to no more than 3% of net assets. In calculating each Fund's net loss exposure from such strategic transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding each Fund's use of Strategic Transactions.

When-Issued and Delayed Delivery Securities. Each Fund may invest up to 25% of its total assets in when-issued and delayed delivery securities. Although a Fund will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Funds may dispose of these securities prior to settlement, if SIMCO deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless a Fund has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Fund's commitment must be segregated and maintained with the Fund's custodian to secure the Fund's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

Portfolio Diversification and Concentration. Each Fund is non-diversified which means that it may invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of a Fund's assets in the securities of a small number of foreign issuers will cause the Fund's net asset value to be more sensitive to events affecting those issuers. The Funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. For purposes of this limitation, the staff of the Securities and Exchange Commission (the "SEC") considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.

Repurchase Agreements. Each Fund may invest up to 25% of net assets in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by SIMCO.

Forward Roll Transactions. To seek to enhance current income, the Portfolio may invest up to 5% of its total assets and the International Fixed Income Fund may invest up to 10% of its total assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that a Fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

Leverage. The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction), to increase the net asset value of a Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Fund, the net asset value of the Fund would fall faster than would otherwise be the case.

Short Sales. Each Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

Securities Loans. To seek to realize additional income, each Fund may lend a portion of the securities in its portfolio to broker-dealers and financial institutions, who are seeking securities to consummate transactions they are obligated to perform under contract. The market value of securities loaned by each Fund may not exceed 20% of the value of the Fund's total assets, with a 10% limit for any single borrower. In order to secure their obligations to return securities borrowed from a Fund, borrowers will deposit collateral equal to at least 100% of the market value of the borrowed securities, which will be marked to market daily. As is the case with any extension of credit, lending portfolio securities involves certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. SIMCO, under the supervision of the Boards of Trustees, monitors the creditworthiness of the parties to whom the Funds makes securities loans.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid investments. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to SIMCO the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for each Fund's portfolio turnover rates.

Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in SIMCO's view, the security meets the criteria for disposal.

Temporary Defensive Investments. Each Fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in U. S. and non-U.S dollar denominated high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

Investment Restrictions. The investment objective of the Portfolio is not fundamental and may be changed by the Board of Trustees of the Portfolio Trust without the approval of shareholders. The investment objective of the Global Fixed Income Fund and the International Fixed Income Fund is a fundamental policy which may not be changed without a vote of the respective Funds' shareholders. The Portfolio's and the Fund's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval except that the Portfolio's and the Funds' 20% limit on securities loans (10% limit for any single borrower) and the International Fund Income Fund's 25% limit on repurchase agreements are fundamental. The Global Fixed Income Fund and the Portfolio have adopted other fundamental policies which may not be changed without the approval of the Funds' shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the respective Fund or Portfolio's assets will not constitute a violation of the restriction. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation.

                              INFORMATION ABOUT THE
                             MASTER-FEEDER STRUCTURE

The Global Fixed Income Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has an identical investment objective. The Global Fixed Income Fund is a feeder fund and the Portfolio is the master fund in a so-called master-feeder structure. The International Fixed Income Fund purchases securities directly and maintains its own individual portfolio.

In addition to the Global Fixed Income Fund, other feeder funds may invest in the Portfolio, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolio on the same terms as the Fund and bear a proportionate share of the Portfolio's expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Fund, which may produce different investment results.

There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in the Portfolio may reduce the diversification of the Portfolio's investments, reduce economies of scale and increase the Portfolio's operating expenses. If the Board of Trustees of the Portfolio Trust approves a change to the investment objective of the Portfolio that is not approved by the Trust's Board of Trustees, the Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of the Fund's interest in the Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay.

If the Fund is requested to vote on a matter affecting the Portfolio, the Fund will call a meeting of the Fund's shareholders to vote on the matter. The Fund will vote on any matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote the shares held by Fund shareholders who do not vote in the same proportion as the shares of Fund shareholders who do vote.

A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

                         CALCULATION OF PERFORMANCE DATA

From time to time each Fund may advertise its yield and average annual total return information. Average annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year- by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. The "yield" of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, each Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

J.P. Morgan Non-U.S. Government Bond Index (Hedged). This index is generally considered to be representative of unmanaged government bonds in foreign markets.

Lehman Brothers Aggregate Index. This index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage Backed Securities Index and the Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds.

J.P.   Morgan   Global  Index.   This  index  is  generally   considered  to  be
representative of the performance of fixed rate, domestic government bonds from eleven countries.


                           DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income for the Funds will be declared and distributed quarterly. The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, the Global Fixed Income Fund will take into account its share of the income, gain or loss, expense, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by Investors Bank & Trust Company, the Funds' Custodian. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for shares to the Custodian. The Funds require minimum initial investments of $100,000. Additional investments must be in amounts of at least $5,000.

Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodian that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or Standish.

In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of shares of a Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.


                                 NET ASSET VALUE

Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of its investment in the Portfolio and other assets, in the case of the Global Fixed Income Fund), subtracting all liabilities and dividing the result by the total number of shares outstanding. Fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Securities not listed on an exchange or national securities market, certain mortgage-backed and asset-backed securities and securities for which there were no reported transactions are valued at the last quoted bid prices. Fixed income securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by Investors Bank & Trust Company, the Funds' transfer agent, to be representative of fair levels at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

                               EXCHANGE OF SHARES

Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. The Adviser reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

Telephone Transactions. By maintaining an account that is eligible for telephone exchange and redemption privileges, the shareholder authorizes Standish, Standish Fund Distributors, the Trust and the Funds' custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine, and follow telephone instructions that they reasonably believe to be genuine, neither the Adviser, Standish Fund Distributors, the Trust, the applicable Fund, the Funds' custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                     * * * *

The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount equal to or above the stated minimums.

                                   MANAGEMENT

Trustees.  Each Fund is a separate  investment  series of Standish,  Ayer & Wood
Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Adviser. SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio and the International Fixed Income Fund pursuant to separate investment advi sory agreements and manages the Portfolio's and the International Fixed Income Fund's investments and affairs subject to the supervision of the Trustees of the Trust. SIMCO is a Delaware limited partnership organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Director of and Senior Adviser to SIMCO and Standish, and D. Barr Clayson, Chairman of the Board of SIMCO and Managing Director of Standish. Ralph S. Tate, Managing Direc tor of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President of the Trust, is the Executive Vice President of SIMCO. Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of February 28, 1997, Standish man aged approximately $[ ] billion of assets.

The Portfolio's and the International Fixed Income Fund's portfolio manager is Richard S. Wood. Mr. Wood has been primarily responsible for the day-to-day management of the Funds' portfolios since their inception and of the Portfolio's portfolio since the Global Fixed Income Fund's conversion to the master- feeder structure on April 26, 1996. During the past five years, Mr. Wood has served as a Vice President and a Managing Director (since 1995) of Standish, President of the Trust and Executive Vice President of SIMCO.

Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, SIMCO manages the Portfolio and International Fixed Income Fund in accordance with their respective investment objectives and policies, recommends investment decisions, places orders to purchase and sell securities and permits the Portfolio and the International Fixed Income Fund to use the name "Standish." For these services, the Portfolio and the International Fixed Income Fund pay a monthly fee at a stated annual percentage rate of such Fund's (Portfolio's) average daily net asset value:


                             Actual Rate
                             Paid for the       Contractual
                              Year Ended       Advisory Fee
                             December 31,         Annual
                                 1996              Rate
                                 ----              ----
International Fixed             0.40%              0.40%
Income Fund
Global Fixed Income             0.40%              0.40%
Portfolio

Administrator. Standish serves as administrator to the Global Fixed Income Fund. As administrator, Standish manages the affairs of the Global Fixed Income Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Global Fixed Income Fund, and allows the Global Fixed Income Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

Expenses. The Portfolio and each Fund bears the expenses of its respective operations other than those incurred by SIMCO under the investment advisory agreements or by Standish under the administration agreement. The Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses or notices and reports to interest holders; and expense of the Portfolio's administrator. The Global Fixed Income Fund pays shareholder servicing fees and expenses, expenses of printing prospectuses, statements of additional information and shareholder reporters which are furnished to existing shareholders. The Global Fixed Income Fund and the Portfolio pay legal and auditing fees; registration and reporting fees and expenses. The International Fixed Income Fund, since it does not invest in a corresponding Portfolio, bears all of the expenses listed above for both the Portfolio and the Global Fixed Income Fund. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement. Each Fund's total annual operating expenses for the fiscal year ended December 31, 1996 are described above under the caption "Financial Highlights."

Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, SIMCO selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the International Fixed Income Fund and the Portfolio. SIMCO will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio and the International Fixed Income Fund. SIMCO may also consider the extent to which a broker or dealer provides research to SIMCO and the number of Fund shares sold by the broker or dealer in making its selection.

                              FEDERAL INCOME TAXES

Each Fund is a separate entity for federal tax purposes and presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. These dividends generally will not may qualify for the corporate dividends received deduction under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss.

The International Fixed Income Fund and the Portfolio may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The Funds may qualify to elect to pass certain qualifying foreign taxes through shareholders. If this election is made, shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction. Shareholders will receive appropriate information if either Fund makes this election for any year.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

After  the  close of each  calendar  year,  the  Funds  will  send a  notice  to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                           THE FUNDS AND THEIR SHARES

The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolio, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

At February 1, 1997, Brown University, 164 Angell Street, Investment Office - Box C, Providence, RI, 02912, had sole voting and investment power with respect to more than 25% of the then outstanding share of the Global Fixed Income Fund. Accordingly, this shareholder was deemed to beneficially own those shares and to control the Global Fixed Income Fund.

Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Although each Fund is offering only its own shares, since the Funds use this combined Prospectus, it is possible that one Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.

                            CUSTODIAN, TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, serves as the Funds' transfer agent, dividend disbursing agent and as custodian for all cash and securities of the Funds and the Portfolio. Investors Bank & Trust also provides accounting services to the Funds.

                             INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and the Portfolio's respective financial statements annually.
                                  LEGAL COUNSEL

Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

                         TAX CERTIFICATION INSTRUCTIONS

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                    STANDISH INTERNATIONAL FIXED INCOME FUND
                        STANDISH GLOBAL FIXED INCOME FUND




                               Investment Adviser

                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

         Principal Underwriter                   Independent Accountants

   Standish Fund Distributors, L.P.              Coopers & Lybrand L.L.P.
         One Financial Center                     One Post Office Square
           Boston, MA  02111                   Boston, Massachusetts 02109


               Custodian

    Investors Bank & Trust Company                  Coopers & Lybrand
            89 South Street                            P.O. Box 219
     Boston, Massachusetts  02111           Grand Cayman, Cayman Islands, BWI
                                           (Global Fixed Income Portfolio Only)

                                  Legal Counsel

                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                 ----------------------------------------------



No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                [PINE CONE LOGO]

                         STANDISH GROUP OF EQUITY FUNDS
                                   PROSPECTUS
                                 APRIL 30, 1997

The Standish Group of Equity Funds includes the Standish Equity Fund, the Standish Small Capitalization Equity Fund, the Standish Small Capitalization Equity Fund II and the Standish International Equity Fund. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company. The Equity Fund, Small Capitalization Equity Fund and Small Capitalization Equity Fund II invest exclusively in the Standish Equity Portfolio, Standish Small Capitalization Equity Portfolio and Standish Small Capitalization Equity Portfolio II, respectively, each an open end investment company. Standish, Ayer & Wood, Inc. ("Standish") is the investment adviser to the Equity Portfolio, the Small Capitalization Equity Portfolio, and the Small Capitalization Equity Portfolio
II. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts, is the investment adviser to the International Equity Fund. Standish and SIMCO are referred to in the Prospectus as the "Adviser" or the "Advisers."

Investors may purchase shares in the Funds without charge from Standish Fund Distributors, L.P. An application may be obtained by calling (800) 221-4795.

The Advisers seek to add value by capturing improving business momentum at reasonable valuations. Their style blends quantitative and fundamental analysis to find those stocks or markets where estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. SIMCO serves as Standish's international research and investment arm for both debt and equity securities in all countries outside of the United States. Privately held by twenty-two employee/directors and headquartered in Boston, Massachusetts, Standish employs over eighty investment professionals with a total staff of more than two hundred.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1997, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request from (800) 221-4795.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.

                             [On inside front cover]

                                Table of Contents

                                                                     Page


Fund Comparison Highlights.............................................4
Expense Information....................................................5
Financial Highlights...................................................6
Investment Objectives and Policies....................................10
The Equity Fund.......................................................10
The Small Capitalization Equity Fund..................................11
The Small Capitalization Equity Fund Ii...............................11
The International Equity Fund.........................................12
Description of Securities and Related Risks...........................12
Investment Techniques and Related Risks...............................15
Information about the Master-feeder Structure.........................17
Calculation of Performance Data.......................................18
Dividends and Distributions...........................................18
Purchase of Shares....................................................18
Net Asset Value.......................................................19
Exchange of Shares....................................................19
Redemption of Shares..................................................20
Management............................................................21
Federal Income Taxes..................................................23
The Funds and Their Shares............................................24
Custodians............................................................24
Transfer Agent and Dividend Disbursing Agent..........................24
Independent Accountants...............................................24
Legal Counsel.........................................................24
Tax Certification Instructions........................................24

                           FUND COMPARISON HIGHLIGHTS

        The following table highlights  information contained in this Prospectus and is  qualified  in its entirety by the more  detailed  information  contained within. For a complete  description of each Fund's distinct investment objective
and  policies,  see  "Investment  Objectives  and  Policies,"   "Description  of
Securities and Related  Risks" and  "Investment  Techniques and Related  Risks."
There can be no assurance that a Fund's investment objective will be achieved.

---------------------------  -------------------------   -------------------------   ------------------------  ---------------------
                                   Equity Fund             Small Capitalization        Small Capitalization    International Equity
                                                               Equity Fund                Equity Fund II               Fund
---------------------------  -------------------------   -------------------------   ------------------------  ---------------------
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
Investment Objective         Long-term growth of        Long-term growth of         Long-term growth of        Long-term capital
                             capital through            capital through             capital                    growth through
                             investment primarily in    investment primarily in                                investment in a
                             equity and                 equity and                                             diversified
                             equity-related             equity-related                                         portfolio of foreign
                             securities of companies    securities of small                                    equity securities
                             which appear to be         capitalization
                             undervalued                companies
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
Key Strategy                 Emphasize stocks           Emphasize rapidly           Emphasize rapidly          Emphasize stocks
                             believed to offer above    growing, high quality       growing, high quality      and markets
                             average potential for      companies with market       companies with market      believed to offer
                             capital growth through     capitalizations less        capitalizations less than  above average
                             the use of statistical     than $700 million that      $1 billion that are        potential for
                             modeling techniques        are involved with value     involved with value        capital growth
                             and fundamental            added products or           added products or          through the use of
                             analysis                   services                    services                   statistical modeling
                                                                                                               techniques
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
Market Capitalization of     No limit; general range    $700 million or less        $1 billion or less         No limit; general
Companies Focused on         is medium to large                                                                range is medium to
by the Fund                  capitalization                                                                    large capitalization
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
Foreign Securities           Yes; no limit for          Yes; limited to 15% of      Yes; limited to 15% of     Yes; without limit,
                             securities listed on a     total assets.               total assets.              including up to 25%
                             U.S. exchange or traded                                                           of total assets in
                             in the U.S.                                                                       securities of
                             over-the-counter                                                                  issuers located in
                             ("OTC") market but                                                                emerging markets
                             limited to 10% of total
                             assets for foreign
                             securities which are
                             not so listed or
                             traded.
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------
Benchmark Index              S&P 500                    Russell 2000,               Russell 2000,               EAFE Index
                                                        Russell 2000 Growth,        Russell 2000 Growth,
                                                        S&P 500                     S&P 500
---------------------------  -------------------------  --------------------------  -------------------------  ---------------------

                                                EXPENSE INFORMATION

Total operating expenses are based on expenses for each Fund's fiscal year ended December 31, 1996. Total operating expenses for the Equity Fund include expenses of the Fund and the Equity Portfolio, for the Small Capitalization Equity Fund include expenses of the Fund and the Small Capitalization Equity Portfolio, and for the Small Capitalization Equity Fund II include expenses of the Fund and the Small Capitalization Equity Portfolio II. The Trusts' Trustees believe that total operating expenses of the Equity Fund, the Small Capitalization Equity Fund and the Small Capitalization Equity Fund II are approximately equal to or less than what would be the case if the Funds did not invest all of their investable assets in their respective Portfolios.

                                                                         Small           Small
                                                           Equity    Capitalization Capitalization  International
                                                            Fund      Equity Fund   Equity Fund II   Equity Fund
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases                 None          None           None            None
    Maximum Sales Load Imposed on Reinvested Dividends      None          None           None            None
    Deferred Sales Load                                     None          None           None            None
    Redemption Fees                                         None          None           None            None
Annual Operating Expenses (as a percentage of average net
assets)
    Management Fees (after applicable limitation)           0.50%        0.60%          0.00%*          0.00%
    12b-1 Fees                                              None          None           None            None
    Other Expenses (after applicable expense limitation)+   0.21%        0.15%          0.00%*          0.50%*
                                                            -----        -----          ------          ------

    Total Operating Expenses (after applicable expense      0.71%        0.75%          0.00%*          0.50%*
                                                            =====        =====          ======          =====-
    limitation)
----------

* Standish has voluntarily and temporarily agreed to limit certain expenses of the Small Cap II Fund and International Equity Fund. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average daily net assets for the fiscal year ended December 31,
1996) would have been: Small Cap II Fund--0.60%,  1.55% and 2.15%, respectively;
and International Equity Fund--0.50%, 0.79% and 1.29%, respectively.

+ Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

                                                                    Small               Small         International
                                                                Capitalization     Capitalization        Equity
                                              Equity Fund        Equity Fund       Equity Fund II         Fund
    After 1 Year                                  $7                   $8                $0                 $5
    After 3 Years                                 23                   25                 0                 16
    After 5 Years                                 41                   43                 0                 28
    After 10 Years                                91                   95                 0                 63

The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.

                              FINANCIAL HIGHLIGHTS

    The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.

                                   EQUITY FUND


                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                     1996**         1995           1994           1993           1992*       1991*,+

   Net asset value - beginning of period           $34.81         $28.66         $30.89         $26.28         $25.66         $20.00
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income from investment operations
  Net investment income                             $0.60          $0.76          $0.45          $0.50          $0.56          $0.46
  Net realized and unrealized gain (loss)
     on investments                                  8.52           9.94          (1.62)          5.57           1.81           6.17
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Total from investment operations                  $9.12         $10.70         ($1.17)         $6.07          $2.37          $6.63
                                            -------------  -------------  -------------  -------------  -------------  -------------
Less distributions declared to shareholders
  From net investment income                        (0.56)         (0.78)         (0.44)         (0.47)         (0.54)        (0.35)
  From realized gain on investments                 (4.58)         (3.77)         (0.62)         (0.99)         (1.19)        (0.62)
  From paid-in capital                                  -              -              -              -          (0.02)             -

  Total distributions declared to shareholders      (5.14)         (4.55)        ($1.06)        ($1.46)        ($1.75)       ($0.97)
                                            -------------  -------------  -------------  -------------  -------------  -------------
  Net asset value - end of period                  $38.79         $34.81         $28.66         $30.89         $26.28         $25.66
                                            =============  =============  =============  =============  =============  =============

Total return3                                       26.84%         37.55%         (3.78%)        20.79%          9.52%       33.45%t
   Net assets at end of period (000 omitted)     $105,855        $88,523        $86,591        $72,916        $14,679         $7,498
Ratios (to average daily net assets)/Supplemental Data
  Expenses**1                                        0.71%          0.69%          0.70%          0.80%          0.00%        1.00%t
  Net investment income**                            1.53%          2.05%          1.55%          1.29%          2.52%        1.92%t
  Portfolio turnover2                                  41%           159%           182%           192%            92%           86%
  Average Commission Rate Paid2                   $0.0499
-------------


**For the year ended December 31, 1996 and the three-year  period ended December
31, 1993, the  investment  adviser did not impose a portion of its advisory fee.
If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

    Net Investment Income per share                $0.59                                           $0.47       $0.34       $0.23
    Ratios (to average net assets)
    Expenses                                        0.72%                                           0.97%       1.00%       1.99%
    Net Investment Income                           1.52%                                           1.12%       1.52%       0.93%

t    Computed on an annualized basis.

*    Audited by other auditors.

+    For the period from  January 2, 1991 (start of  business)  to December  31,
     1991.

1 Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996 y in securities. The portfolio turnover and average

2 Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directlfolio are 78% and $0.0483, respectively. broker commission rate for the period since the Fund transferred substantially all of its investable assets to the PortS&P 500
     Index. The average annual total return of the

3    The Fund's performance  benchmark is the S&P 500 Index. See "Calculation of
     Performance Data" for a description of the S&P 500 Index for each year since the Fund's inception was as follows (this total return information is not audited):

Total Return:  1996        1995        1994      1993         1992        1991
    S&P 500    22.96%      37.58%      1.32%     10.08%       7.63%      30.47%


                                                         5




                        SMALL CAPITALIZATION EQUITY FUND


                             Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                           1996         1995            1994            1993           1992*

Net asset value - beginning of period                    $53.46       $42.15          $48.97          $39.83         $39.99

Income from investment operations
         Net investment income(loss)                        --           --             --            ($0.07)        ($0.11)
Net realized and unrealized gain (loss)
     on investments                                        9.29        12.57           (1.84)          11.31              4

         Total from investment operations                  9.29       $12.57          ($1.84)         $11.24          $3.89

Less distributions declared to shareholders
         From net investment income                          __           __              __              __             __
From realized gains on investments                        (9.79)       (1.26)          (4.98)           (2.1)         (4.05)
From paid-in capital                                         __           __              __              __             __


         Total distributions declared to shareholders    ($9.79)      ($1.26)         ($4.98)         ($2.10)        ($4.05)

         Net asset value - end of period                 $52.96       $53.46          $42.15          $48.97         $39.83

Total return3                                             17.36%       29.83%          (3.66)%         28.21%          9.74%

         Net assets at end of period (000 omitted)     $244,131     $180,470        $107,591         $85,141        $50,950

Ratios (to average net assets)
/Supplemental Data
         Expenses1                                         0.75%        0.75%           0.79%           0.88%          1.04%
Net investment income                                     (0.44%)      (0.30)%         (0.27)%         (0.18)%        (0.38)%
Portfolio turnover2                                          28%         112%            130%            144%           101%
Average Broker Commission Rate2                           $0.0450           __              __              __             __

-------------

t    Computed on an annualized basis.
*    Audited by other auditors.
**   For the period from  January 1, 1996 to May 3, 1996  advisory  fee. If this voluntary reduction had not been undertaken,  the net investment income per share and the ratios would have been:

    Net investment income per share       $ (0.01)
    Ratios (to average net assets):
        Expenses                            0.76%
        Net investment income              (0.45%)

+    For the period from August 31, 1990  (start of  business)  to December  31,
     1990.
1 Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996
2 Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are 76% and $0.04335 respectively.
3    The Fund's  performance  benchmarks are the S&P 500 Index, the Russell 2000
     Index and the Russell 2000 Growth Index.  See  "Calculation  of Performance
     Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception was as follows
     (this total return information is not audited):

                        SMALL CAPITALIZATION EQUITY FUND

                             Year Ended December 31,
                                  (continued)
--------------------------------------------------------------------------------
                                                       1991*         1990*+

Net asset value - beginning of period                 $27.57        $26.24

Income from investment operations
         Net investment income(loss)                  ($0.04)        $0.01
Net realized and unrealized gain (loss)
     on investments                                    17.87          1.33


         Total from investment operations              $17.83         $1.34

Less distributions declared to shareholders
         From net investment income                        __        ($0.01)
From realized gains on investments                      (5.35)           __
From paid-in capital                                    (0.06)           __


         Total distributions declared to shareholders  ($5.41)       ($0.01)

         Net asset value - end of period               $39.99        $27.57

Total return3                                           64.71%      15.35%t

         Net assets at end of period (000 omitted)    $35,418       $13,273

Ratios (to average net assets)
/Supplemental Data
         Expenses1                                       0.87%       1.48%t
Net investment income                                   (0.15)%      0.17%t
Portfolio turnover2                                        96%           13%
Average Broker Commission Rate2                            __            __

-------------

t    Computed on an annualized basis.
*    Audited by other auditors.
**   For the period from  January 1, 1996 to May 3, 1996  advisory  fee. If this voluntary reduction had not been undertaken,  the net investment income per share and the ratios would have been:

    Net investment income per share       $ (0.01)
    Ratios (to average net assets):
        Expenses                            0.76%
        Net investment income              (0.45%)

+    For the period from August 31, 1990  (start of  business)  to December  31,
     1990.
1 Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996
2 Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are 76% and $0.04335 respectively.
3    The Fund's  performance  benchmarks are the S&P 500 Index, the Russell 2000
     Index and the Russell 2000 Growth Index.  See  "Calculation  of Performance
     Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception was as follows
     (this total return information is not audited):

Total Return:                             1996       1995        1994        1993       1992        1991        1990
                                          ----       ----        ----        ----       ----        ----        ----
    S&P 500                               22.96%      37.58%      1.32%      10.08%      7.63%      39.47%      (3.16)%
    Russell 2000                          16.53%      28.44%     (1.83)%     10.89%     18.42%      41.64%     (19.52)%
    Russell 2000 Growth


                                                         6



                       SMALL CAPITALIZATION EQUITY FUND II
                                                                                          For the period December 23, 1996
                                                                                               (commencement of operations)
                                                                                                 through December 31, 1996
                            Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------


Net asset value - beginning of period                                                                           $20.00
Income from investment operations
    Net investment income(1)                                                                                     0.00

    Net realized and unrealized gain (loss)
          on investments                                                                                          0.39
    Total from investment operations                                                                              0.38
Less distributions declared to shareholders
    From net investment income                                                                                    __
    From realized gain                                                                                            __

    From paid-in capital

    Total distributions declared to shareholders                                                                  __

    Net asset value - end of period                                                                             $20.39

Total return1                                                                                                     __

    Net assets at end of period (000 omitted)                                                                     $484

Ratios (to average net assets)
/Supplemental Data
    Expenses1*                                                                                                     N/A 2
    Net investment income*                                                                                         N/A 2
    Portfolio turnover
    Average Commission Rate Paid
  ----------------

*    Computed on an annualized basis.
1    Includes the Fund's share of Portfolio allocated expenses.
2    Ratios are not meaningful due to the short period of operations.  All expenses were reimbursed by the investment adviser.


Total Return:                                 1996
                                              ----
    S&P 500                                   22.96%
    Russell 2000                              16.53%
    Russell 2000 Growth

4 Ratios are not meaningful due to the short period of operations. All expenses were reimbursed by the investment advisor.


                                                         7




                            INTERNATIONAL EQUITY FUND


                            Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                       1996                1995            1994             1993           1992*

       Net asset value - beginning of period         $23.54              $23.12          $26.74           $19.78         $22.20

Income from investment operations
      Net investment income                           $0.47               $0.04           $0.21            $0.26          $0.26
Net realized and unrealized gain (loss) on             1.28                0.45           (2.08)            7.29          (2.47)
investments
      Total from investment operations                $1.75               $0.49          ($1.87)           $7.55         ($2.21)

Less distributions declared to shareholders
      From net investment income                     ($0.51)                             ($0.12)         ($0.23)          ($0.21)
In excess of net investment income                                                                         (0.36)
From realized gains on investments                    (1.53)              (0.07)          (1.63)


      Total distributions declared to shareholders   ($2.04)             ($0.07)         ($1.75)          ($0.59)        ($0.21)

      Net asset value - end of period                $23.25              $23.54          $23.12           $26.74         $19.78

Total return3                                          7.44%               2.14%          (6.99%)          38.27%         (9.95%)

      Net assets at end of period                   $47,739            $59,47 3       $104,43 5          $92,419        $56,539
      (000 omitted)

Ratios (to average net assets) /Supplemental
Data
Expenses                                               0.50%**             1.22%           1.23%            1.34%          1.53%
Net investment income                                  1.80%**             1.76%           1.52%            1.09%          1.18%
Portfolio turnover                                      163%                108%             75%              98%            98%
Average Broker Commission Rate Per Share           $0.00921
-------------
t Computed on an annualized basis.
* Audited by other auditors.
**The  investment  adviser  voluntarily  waived  a  portion  of  its  investment advisory fee. Had this action not been undertaken,  the net investment  income per share and the ratios would have been:

         Net investment income per share             $0.27
         Ratios (to average daily net assets)
                  Expenses                           1.29%
                  Net investment income              1.01%


+    For the period from August 31, 1988  (start of  business)  to December  31,
     1988.
1 Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.
2    The Fund's  performance  benchmark is the Europe,  Asia,  Far-East ("EAFE")
     Index. See "Calculation of Performance  Data" for a description of the EAFE
     Index. The average annual total return of the EAFE Index for each year since the Fund's inception was as follows (this total return information is not audited):




Total Return: 1996      1995       1994       1993      1992       1991       1990       1989       1988
              ----      ----       ----       ----      ----       ----       ----       ----       ----
  EAFE        6.04%    11.22%      7.79%     32.57%   (12.19)%   (12.12)%   (23.43)%    10.61%      0.60%



                                                         8

                            INTERNATIONAL EQUITY FUND


                            Year Ended December 31,
                                  (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                         1991*          1990*          1989*       1988*,+

       Net asset value - beginning of period           $20.16         $23.10         $20.07         $20.00

Income from investment operations
      Net investment income                             $0.33          $0.55          $0.49          $0.06
Net realized and unrealized gain (loss) on               2.02          (2.67)          3.23           0.01
investments
      Total from investment operations                  $2.35         ($2.12)         $3.72          $0.07

Less distributions declared to shareholders
      From net investment income                        ($0.30)        ($0.41)        ($0.50)
In excess of net investment income
From realized gain                                     (0.01)         (0.41)         (0.19)


      Total distributions declared to shareholders     ($0.31)        ($0.82)        ($0.69)         $0.00

      Net asset value - end of period                  $22.20         $20.16         $23.10         $20.07

Total return3                                           11.73%         (9.44%)        18.79%        5.32%t

      Net assets at end of period                     $47,077        $24,872        $19,141        $10,158
      (000 omitted)

Ratios (to average net assets) /Supplemental
Data
Expenses                                                 1.54%          1.60%          1.60%          1.60%+
Net investment income                                    1.30%          2.19%          2.29%          3.90%+
Portfolio turnover                                         27%            48%            38%             0%
Average Commission Rate Paid Per Share

                       INVESTMENT OBJECTIVES AND POLICIES

                      INVESTMENT STRATEGY FOR THE STANDISH
                              GROUP OF EQUITY FUNDS

Each Fund is an actively managed diversified portfolio consisting primarily of equity and equity-related securities. Each Fund is managed to achieve long-term growth of capital. The Equity Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies which appear to be undervalued. The Small Capitalization Equity Fund ("Small Cap Fund") and the Small Capitalization Equity Fund II ("Small Cap II Fund") seek to achieve their respective objectives by focusing on equity and equity-related securities of small capitalization companies. The Small Cap Fund invests primarily in securities of companies with market capitalizations less than $700 million while the Small Cap II Fund invests primarily in securities of companies with market capitalizations less than $1 billion. The International Equity Fund seeks to achieve its objective by investing in a diversified portfolio of foreign equity securities. The Equity Fund, the Small Cap Fund and the Small Cap II Fund each invests all of its investable assets in a corresponding Portfolio. These Funds are sometimes referred to in this Prospectus as the Standish Feeder Funds. This structure, where one fund invests all of its investable assets in another investment company, is described below under the caption "Information About The Master-Feeder Structure."

The Advisers seek to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. For the Equity Fund and the International Equity Fund, the Advisers utilize both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. For the Small Cap and Small Cap II Funds, Standish emphasizes small capitalization companies that have developed strong sector or industry positions and have produced solid balance sheets.

The equity and equity-related securities in which each Fund invests include exchange-traded and over-the-counter common and preferred stocks but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies, limited partnership interests and equity participations. These equity securities may be issued by U.S. or foreign companies, although not all Funds invest to the same extent in securities of foreign issuers. Please refer to each Fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

                                      * * *

Each Fund's specific investment objective, policies and strategies are set forth below to assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

                                 THE EQUITY FUND

The investment objective and characteristics of the Equity Fund correspond directly to those of the Equity Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objective and policies of the Equity Portfolio.

Investment Objective. The Equity Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued.

Principal  Investments.  Under normal circumstances,  at least 80% of the Equity
Portfolio's  total  assets  will  be  invested  in  equity  and   equity-related
securities.

Investment Strategies. The Equity Portfolio follows a disciplined investment strategy, emphasizing stocks which Standish believes offer above average potential for capital growth. Although the precise application of the discipline will vary according to market conditions, Standish intends to use statistical modeling techniques that utilize stock specific factors (e.g., current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations) to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by Standish's professional staff before they are included in the Equity Portfolio's holdings. Securities selected for inclusion in the Equity Portfolio's holdings will represent various industries and sectors.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Equity Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. OTC market. The Portfolio may not invest more than 10% of its total assets in such securities which are not so listed or traded.

The Equity Portfolio may invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. These securities will be rated Aaa, Aa or A by Moody's Investor Service, Inc., or AAA, AA, or A by Standard and Poor's Ratings Group, Duff and Phelps, Inc. or Fitch Investors Service, Inc., or, if unrated, determined by Standish to be of comparable credit quality. Up to 5% of the Equity Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's, Duff, or Fitch. The Equity Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Equity Portfolio may purchase and sell put and call options, enter into futures contracts on U.S. equity indices, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

                            THE SMALL CAPITALIZATION
                                   EQUITY FUND

The investment objective and characteristics of the Small Cap Fund correspond directly to those of the Small Capitalization Equity Portfolio ("Small Cap
Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap Portfolio.

Investment Objective. The Small Cap Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of small capitalization companies.

Principal Investments. Under normal circumstances, at least 80% of the Small Cap Portfolio's total assets will be invested in equity and equity-related securities of small capitalization companies. The Small Cap Portfolio will focus its investments in small capitalization companies that have market capitalizations less than $700 million. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap Portfolio may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations less than $700 million after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Investment Strategies. The Small Cap Portfolio will pursue investments in rapidly growing, high quality companies that are involved with value added products or services. These companies will have market capitalizations less than $700 million, although the Small Cap Portfolio may include securities of larger, more mature companies. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and may pose additional risks.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Small Cap Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. The Small Cap Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap Portfolio may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.


                            THE SMALL CAPITALIZATION
                                 EQUITY FUND II

The investment objective and characteristics of the Small Cap II Fund correspond directly to those of the Small Capitalization Equity Portfolio II ("Small Cap II Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap II Portfolio.

Investment Objective. The Small Cap II Portfolio's investment objective is to achieve long term growth of capital.

Principal Investments. Under normal circumstances, at least 80% of the Small Cap II Portfolio's total assets will be invested in equity and equity-related securities of small capitalization companies. The Small Cap II Portfolio will focus its investments in small capitalization companies on those with market values less than $1 billion. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap II Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap II Portfolio may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations less than $1 billion after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Investment Strategies. The Small Cap II Portfolio will pursue investments in rapidly growing, high quality companies that are involved with value added products or services. These companies will have market capitalizations less than $1 billion. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and may pose additional risks.

Other Investments. When Standish believes that foreign markets offer above average growth potential, the Small Cap II Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. The Small Cap II Portfolio may enter into repurchase agreements, engage in short selling and is permitted to invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap II Portfolio may also purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.


                          THE INTERNATIONAL EQUITY FUND

Investment Objective. The International Equity Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign equity securities. Capital growth is expected to result primarily from appreciation of the equity securities held in the Fund's portfolio; however, the Fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. Income received on the Fund's investments is incidental to the Fund's primary objective to obtain long-term capital growth.

Principal Investments. Under normal circumstances, at least 65% of the International Equity Fund's total assets will be invested in equity and equity-related securities of companies located in the foreign countries represented in the Morgan Stanley Capital International World Index (the "MSCI Index") and the Europe, Australia, Far East Index (the "EAFE Index"), Canada and, to a limited extent, emerging markets. The Fund intends to be invested in a broad range of foreign countries, but is not required to invest in each country represented in the EAFE Index or to invest in those countries in accordance with their weightings in the EAFE Index. The Fund intends to invest in a minimum of five countries.

Up to 25% of the Fund's total assets may be invested in securities of issuers doing business in emerging markets, provided that not more than 5% of the Fund's total assets may be invested in issuers located in any one emerging market. SIMCO considers an emerging equity market to be any country that is not represented in the MSCI World Index, which is an index of stocks in developed markets.

Investment Strategy. The Fund follows a disciplined investment strategy, emphasizing stocks and markets which SIMCO believes offer above average potential for capital growth. Although the precise application of the discipline varies according to market conditions, SIMCO uses statistical modeling techniques that utilize stock and market specific factors to identify equity securities and markets that are attractive as purchase candidates. These factors include current and historical price multiple ratios and trends in consensus analysis estimates. Once identified, these securities and markets are subject to further review by the Fund's portfolio manager before they are included in the Fund's portfolio. Securities selected for inclusion in the Fund's portfolio will represent various industries and sectors.

Other Investments. The Fund may invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by SIMCO to be of comparable credit quality. The Fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the Fund for investment. The Fund may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities. The Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.


                            DESCRIPTION OF SECURITIES
                                AND RELATED RISKS

The following sections include descriptions of specific securities and the risks that are associated with the purchase of a particular type of security or the utilization of a specific investment technique. For purposes of the discussion in this section and the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small Cap Portfolio, the Small Cap II Portfolio and the International Equity Fund, unless otherwise noted.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. The Small Cap and Small Cap II Portfolios invests primarily, and the other Funds may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

Foreign Securities. The International Equity Fund may invest in foreign securities without limit. The Small Cap Portfolio and the Small Cap II Portfolio limit their investments in foreign securities to 15% of their respective total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. The Equity Fund may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but is limited to 10% of total assets on those foreign securities which are not so listed or traded.

Investing in Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S.
dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U. S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currencies in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

The International Equity Fund may invest any portion of its assets in securities denominated in a particular currency. The portion of the International Equity Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions.

Each Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to hedge against changes in foreign currency exchange rates, although the Equity, the Small Cap and Small Cap II Portfolios have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Emerging Markets. The International Equity Fund is permitted to invest up to 25% of its total assets in issuers located in emerging markets. The Equity, Small Cap and Small Cap II Portfolios may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. Investments in emerging markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such emerging markets. The small size of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Depositary Receipts and Depositary Shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs").

Money Market Instruments and Short-Term Securities. Although each Fund intends to stay invested in equity and equity-related securities to the extent practical in light of its objective, each Fund may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions. The Small Cap Portfolio and Small Cap II Portfolio may hold up to 20% of their total assets in money market instruments and Short-Term Obligations without regard to the liquidity needs of their portfolios. Each Fund may also maintain cash balances and invest in money market instruments and Short-Term Obligations without limitation as a temporary defensive measure.

Money market instruments in which the Funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the Adviser to be of comparable quality. Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. At least 95% of a Fund's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality. Up to 5% of a Fund's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality.

U.S. Government securities. include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. If a security is rated differently by two or more rating agencies, the Adviser uses the highest rating to determine its rating category. If the rating of a security held by a Fund is downgraded below the minimum rating, the Adviser will determine whether to retain that security in the Fund's portfolio.


                              INVESTMENT TECHNIQUES
                                AND RELATED RISKS

Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and, to the extent a Fund invests in foreign securities denominated in foreign currencies, enter into currency transactions such as forward foreign currency exchange contracts, cross currency forward contracts, currency futures contracts, cross currency futures contracts, currency swaps and options on currencies or currency futures, (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

The ability of a Fund to utilize Strategic Transactions successfully will depend on Standish's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such

Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, it can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of net assets. In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

Repurchase Agreements. Each Fund (except the International Equity Fund) may invest up to 10% of its net assets in repurchase agreements. The International Equity Fund is not subject to the same limit, except that investments in repurchase agreements maturing in more than 7 days are subject to the Fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.

Short Sales. Each Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities; however, the Equity Portfolio, the Small Cap Portfolio and Small Cap II Portfolio invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

The Boards of Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each Fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, the Funds may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, each Fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for each Fund's portfolio turnover rates.

Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in Standish's view, the security meets the criteria for disposal.

Investment Restrictions. The investment objectives of the Portfolios and the Small Capitalization Equity Fund II are not fundamental and may be changed by the Boards of Trustees without the approval of shareholders. The investment objectives of the Equity Fund, the International Equity Fund and the Small Capitalization Equity Fund are fundamental and may not be changed without a vote of the applicable Fund's shareholders. If there is a change in a Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each
Portfolio's and Fund's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval, except that the Equity Fund's 10% limit on repurchase agreements is fundamental. Each Fund and Portfolio has adopted fundamental policies which may not be changed without the approval of the Funds' shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

                              INFORMATION ABOUT THE
                             MASTER-FEEDER STRUCTURE

Each Standish Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has an identical investment objective. Each of the Standish Feeder Funds is a feeder fund and its corresponding Portfolio is the master fund in a so-called master-feeder structure. The International Equity Fund purchases securities directly and maintains its own individual portfolio.

In addition to the Standish Feeder Funds, other feeder funds may invest in these Portfolios, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolios on the same terms as the Funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.

There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a Fund's interest in its Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay.

If a Fund is requested to vote on a matter affecting its

Portfolio, the Fund will call a meeting of the Fund's shareholders to vote on the matter. The Fund will vote on any matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote the shares held by Fund shareholders who do not vote in the same proportion as the shares of Fund shareholders who do vote.

A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

                         CALCULATION OF PERFORMANCE DATA

From time to time, each Fund may advertise its annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year- by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

The EAFE Index. The EAFE Index is a market capitalization weighted foreign securities index which is widely used to measure the performance of European, Australian, and Far Eastern stock markets. The EAFE Index currently includes over 1,000 companies drawn from the following 20 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The S&P 500 Index. The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. Total return for the S&P 500 Index assumes reinvestment of dividends. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most stocks that comprise the S&P 500 Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.

The Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization common stocks and is generally representative of unmanaged small capitalization stocks in the U.S. markets. A company's stock market capitalization is the total market value of its floating outstanding shares.

The Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of approximately 2,000 small capitalization common stocks and is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Equity Fund, Small Cap Fund and Small Cap II Fund will take into account their share of the income, gain or loss, expense, and any other tax items of its corresponding Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by the Fund's custodians (the "Custodians"). Investors Bank & Trust Company serves as custodian for the Equity Fund, Small Cap Fund and Small Cap II Fund and Morgan Stanley Trust Company serves as custodian for the International Equity Fund. Please see each Fund's account application or call (800) 221- 4795 for instructions on how to make payment for shares to the Custodians. Each Fund requires minimum initial investments of $100,000. Additional investments must be in amounts of at least $10,000. Certificates for Fund shares are generally not issued. Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodians that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or the Advisers.

In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the applicable Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of shares of a Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

                                 NET ASSET VALUE

Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of their investments in the corresponding Portfolio and other assets in the case of the Standish Feeder Funds), subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no reported transactions are valued at the last quoted bid prices. Securities for which market prices are not readily available and all other assets are valued at fair value as determined in good faith by the applicable Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by Investors Bank and Trust Company, the Funds' transfer agent, to be representative of fair levels at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

                               EXCHANGE OF SHARES

Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by

Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call
(800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.

Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              REDEMPTION OF SHARES

Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the
Exchange's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

Repurchase Order. In addition to written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

Telephone Transactions. By maintaining an account that is eligible for telephone exchange and redemption privileges, the shareholder authorizes the Advisers, Standish Fund Distributors, the Trust and the Custodians to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine, and follow telephone instructions that they reasonably believe to be genuine, neither the Advisers, Standish Fund Distributors, the Trust, the applicable Fund, the Custodians, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                     * * * *

The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolios' portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount equal to or above the stated minimums.

                                   MANAGEMENT

Trustees. Each Fund is a separate investment series of the Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. Each Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, each Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Advisers. Standish, Ayer & Wood, Inc., ("Standish"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

Standish International Management Company, L.P. ("SIMCO"), One Financial Center, Boston, MA 02111, serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement and manages the International Equity Fund's investments and affairs subject to the supervision of the Trustees of the Trust. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., Director and Senior Adviser to Standish, and D.

Barr Clayson, Chairman of the Board and a Director of SIMCO and a Managing Director of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President of the Trust, is the Executive Vice President and a Director of SIMCO.

Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of February 28, 1997, Standish or SIMCO managed approximately $[ ] billion of assets.

The Equity Portfolio's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January, 1991 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Tate has served as a Managing Director of Standish and President of SIMCO (since 1996) and both Messrs. Tate and Cameron have each served as a Director and Vice President of Standish and a Director of SIMCO (since 1995 for Mr. Cameron).

The International Equity Fund's portfolio manager is Remi J. Browne, who has been primarily responsible for the day-to-day management of the Fund's portfolio since December 1996. During the past five years, Mr. Browne has served as Vice President and Chief Investment Officer of SIMCO and Vice President of Standish since 1996 and as Managing Director of Ark Asset Management Company, New York, prior thereto.

The Small  Capitalization  Equity  Portfolio's  portfolio manager is Nicholas S.
Battelle. Mr. Battelle has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1990 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder fund structure on May 3, 1996. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish.

The Small Capitalization Equity Portfolio II's portfolio has two portfolio managers: Mr. Nicholas S. Battelle and Mr. Andrew L. Beja. Mr. Battelle has been primarily responsible for the day-to-day management of the Portfolio since 1990. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish. Mr. Beja has been associated with Standish since March 1996 as Senior Analyst on the small capitalization company team and is a Vice President of Standish. Prior to joining Standish, Mr. Beja was a Vice President and analyst at Advest, Inc. from 1985-1996.

Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, Standish manage the Portfolios' investments and SIMCO manages the International Equity Fund's investments in accordance with their respective investment objectives and policies, recommend investment decisions, place orders to purchase and sell securities and permit the Portfolios' and the Funds to use the name "Standish." For these services, each Portfolio pays Standish and the International Equity Fund pays SIMCO a monthly fee at a stated annual percentage rate of such Portfolio's ("Fund's") average daily net asset value:


                                                 Actual Rate
                                 Contractual    Paid for the
                                   Advisory      Year Ended
                                  Fee Annual    December 31,
                                     Rate           1996
Equity Portfolio                      0.50%       0.50%
Small Cap Equity Portfolio            0.60%       0.60%
Small Cap Equity II Portfolio         0.60%       0.00%*
International Equity Fund             0.80%       0.00%*

----------
* The applicable Adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Small Cap II Fund and the International Equity Fund to 0.00% and 0.50% of the applicable Fund's average daily net assets. The Advisers may terminate or revise these agreements at any time although they have no current intention to do so. If an expense limit is exceeded, the compensation due to an Adviser shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Administrator. Standish serves as administrator to the Equity Fund, Small Cap Fund and Small Cap II Fund. As administrator, Standish manages the affairs of these Funds, provides all necessary office space and services of executive personnel for administering the affairs of the Funds, and allows these Funds to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

Expenses. Each Portfolio and each Fund bears the expenses of its respective operations other than those incurred by the respective Adviser under the investment advisory agreements or the administration agreement.

Each Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator.

Each Standish Feeder Fund pays shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each Standish Feeder Fund and its corresponding Portfolio pays legal and auditing fees; registration and reporting fees and expenses. The International Equity Fund, since it does not invest in a corresponding portfolio, bears all of the expenses listed above for both the Portfolios and the Funds. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

Each Fund's total annual operating expenses for the fiscal year ended December 31, 1996 are described above under the caption "Financial Highlights."

Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, the Advisers select the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolios and the International Equity Fund. The Advisers will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios and the International Equity Fund. The Advisers may also consider the extent to which a broker or dealer provides research to the Advisers and the number of Fund shares sold by the broker or dealer in making their selection.

                              FEDERAL INCOME TAXES

Each Fund is a separate entity for federal tax purposes and presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. No portion of such dividends paid by the International Equity Fund is expected to qualify for the corporate dividends received deduction under the Code. A portion of such dividends paid by the other Funds will generally qualify for that deduction, subject to certain requirements and limitations under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss.

The International Equity Fund and the Portfolios may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The International Equity Fund may, but the other Funds are not likely to, qualify to elect to pass certain qualifying foreign taxes through to shareholders. If this election is made, shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction.
Shareholders will receive appropriate information from the Trust if this election is made for any year.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

After  the  close of each  calendar  year,  the  Funds  will  send a  notice  to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                           THE FUNDS AND THEIR SHARES

The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolios, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master- Feeder Structure" above for additional information about the Portfolio Trust.

Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Although each Fund is offering only its own shares, since the Funds use this combined Prospectus, it is possible that one Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund. The Trustees have considered this factor in approving the use of this combined Prospectus.

                                   CUSTODIANS

Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, serves as custodian for all cash and securities of the Portfolios and the Equity Fund, Small Cap Equity Fund and Small Cap Equity II Fund.

Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities of the International Equity Fund.



                                 TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, serves as the Funds' transfer agent, dividend disbursing agent and Investors Bank & Trust also provides accounting services to the Funds.

                             INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serves as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and Portfolios' financial statements annually.

                                  LEGAL COUNSEL

Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

                         TAX CERTIFICATION INSTRUCTIONS

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W- 8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

                      STANDISH FUNDS GROUP OF EQUITY FUNDS
                               Investment Adviser

                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
                                  (Equity Fund,
                      Small Capitalization Equity Fund and
                      Small Capitalization Equity Fund II)

                               Investment Adviser

                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111
                           (International Equity Fund)


         Principal Underwriter                   Independent Accountants

   Standish Fund Distributors, L.P.              Coopers & Lybrand L.L.P.
         One Financial Center                     One Post Office Square
           Boston, MA  02111                   Boston, Massachusetts 02109
               Custodian                                Custodian
    Investors Bank & Trust Company             Morgan Stanley Trust Company
            89 South Street                        One Pierrepont Plaza
     Boston, Massachusetts  02111                Brooklyn, New York 11201
            (Equity Fund,                  (Standish International Equity Fund)
 Small Capitalization Equity Fund and
 Small Capitalization Equity Fund II)



                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

                 ----------------------------------------------





No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

 [          ], 1997



                      STANDISH GROUP OF FIXED INCOME FUNDS
                           STANDISH FIXED INCOME FUND
                          STANDISH FIXED INCOME FUND II
                     STANDISH SHORT-TERM ASSET RESERVE FUND
                        STANDISH CONTROLLED MATURITY FUND
                            STANDISH SECURITIZED FUND
                                       One
                                Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795


                       STATEMENT OF ADDITIONAL INFORMATION

     This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated [ ], 1997, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish Fixed Income Fund ("Fixed Income Fund"), the Standish Fixed Income Fund II ("Fixed Income Fund II"), the Standish Short-Term Asset Reserve Fund ("Short-Term Asset Reserve Fund"), the Standish Controlled Maturity Fund ("Controlled Maturity Fund") and the Standish Securitized Fund ("Securitized Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). These five funds are sometimes referred to herein individually as the "Fund" and collectively as the "Funds". This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


              -----------------------------------------------------


                                    CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.....................................2
INVESTMENT RESTRICTIONS...............................................13
CALCULATION OF PERFORMANCE DATA.......................................17
REDEMPTION OF SHARES..................................................30
PORTFOLIO TRANSACTIONS................................................30
DETERMINATION OF NET ASSET VALUE......................................30
THE FUNDS AND THEIR SHARES............................................31
THE PORTFOLIO AND ITS INVESTORS.......................................32
TAXATION..............................................................32
ADDITIONAL INFORMATION................................................36
EXPERTS AND FINANCIAL STATEMENTS......................................36

                       INVESTMENT OBJECTIVES AND POLICIES

     The Prospectus describes the investment objectives and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus. Each Fund's investment adviser, except for the Fixed Income Fund as discussed below, is Standish, Ayer & Wood, Inc. (the "Adviser").

     As described in the Prospectus, the Fixed Income Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Fixed Income Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Fixed Income Fund. Standish, Ayer & Wood, Inc. is the adviser to the Portfolio.

     The Prospectus describes the investment objective of the Fixed Income Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fixed Income Fund correspond directly to those of the Portfolio, the following discusses the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of each Fund's and the Portfolio's investment objective, policies and restrictions. For the purposes of discussion in this section of this Statement of Additional Information, the use of the term "Funds" includes references to the Portfolio unless otherwise voted.

     Effective July 1, 1995, the Short-Term Asset Reserve Fund changed its name from the Consolidated Standish Short-Term Asset Reserve Fund to the Standish Short- Term Asset Reserve Fund.

Maturity and Duration

     The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Fund than was anticipated at the time the securities were purchased. A Fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund.

     Under normal market conditions, the Fixed Income Fund II will maintain an option-adjusted duration in the range of plus or minus 15% of the duration of the Lehman Government/Corporate Index. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Money Market Instruments and Repurchase Agreements

     Money market instruments include short-term U.S. Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     Investments in commercial paper by the Portfolio, the Fixed Income Fund II and the Securitized Fund will be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P") or Duff 1+ by Duff & Phelps, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated.

     A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust or the Portfolio Trust, as the case may be.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Structured or Hybrid Notes

     As more fully described in the Prospectus, each Fund may invest in structured or hybrid notes. It is expected that not more than 5% of each Fund's net assets will be at risk as a result of such investments. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Funds' limitations on investments in illiquid securities.

Mortgage-Related Obligations

     Some of the characteristics of mortgage-related obligations and the issuers or guarantors of such securities are described below.

Life of Mortgage-Related Obligations

     The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

GNMA Certificates

     The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

     GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

     Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA Guarantee

     The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Yield Characteristics of GNMA Certificates

     The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

Market for GNMA Certificates

     Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC Participation Certificates

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

     Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

     Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

     FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

     A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

     A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

     The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The Adviser would purchase a Z bond for the Fund if it expected interest rates to decline.

FNMA Securities

     FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

     FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

Privately-Issued Mortgage Loan Pools

     Savings  associations,   commercial  banks  and  investment  bankers  issue
pass-through securities secured by a pool of mortgages.

     Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

     Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

     In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

     The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.

     Before rating an issue, a rating agency such as Standard & Poor's or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

Strategic Transactions

     Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objectives, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (the Portfolio and Securitized Fund only) (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios resulting from general market, interest rate or currency exchange rate fluctuations, to protect the Funds' unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. The Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund, the Controlled Maturity Fund and the Securitized Fund will attempt to limit net loss exposure from Strategic Transaction entered into for non-hedging purposes to 3%, 1%, 1%, 1% and 3% respectively, of net assets. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, a Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency (the Portfolio and the Securitized Fund only). The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited;
however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC" options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Funds' expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as
"Primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the Adviser.

     If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     The Funds, except for the Short-Term Asset Reserve Fund, may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies (Portfolio and Securitized only) and futures contracts. The Short-Term Asset Reserve Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be covered (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     A Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt (Portfolio and Securitized only), corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Short- Term Asset Reserve Fund may purchase and sell put options on securities including U.S. Treasury and agency securities and Eurodollar instruments
(whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial
Indices

     Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

     Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

     The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

     A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

     The Portfolio and the Securitized Fund may engage in currency transactions with Counterparties in order to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio and the Securitized Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be equivalent credit quality by the Adviser.

     The Portfolio's and the Securitized Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio or a

Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Portfolio and the Securitized Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Portfolio and the Securitized Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio or Securitized Fund has or in which the Portfolio or Securitized Fund expects to have portfolio exposure. For example, the Portfolio may hold a French government bond and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio and Securitized Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D- mark"), and a portfolio contains securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio and Securitized Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio and Securitized Fund is engaging in proxy hedging. If the Portfolio or Securitized Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Risks of Currency Transactions

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio and the Securitized Fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions

     Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts - the Portfolio and Securitized Fund only) and multiple interest rate transactions, structured notes and any combination of futures, options, currency (the Portfolio and Securitized Fund only) and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

     Among the Strategic Transactions into which the Funds may enter are interest rate, currency (the Portfolio and Securitized Fund only) and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a Fund's portfolio, protecting against currency fluctuations (the Portfolio and Securitized Fund only), as a duration management technique or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. The Portfolio, the Fixed Income Fund II, the Short-Term Asset Reserve Fund, the Controlled Maturity Fund and the Securitized Fund will attempt to limit net loss exposure from Strategic Transaction entered into for non- hedging purposes to not more than 3%, 1%, 1%, 1% and 3% respectively, of net assets. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of a Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Portfolio Trust and the Trust have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

     Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LlBOR"), although foreign currency-denominated contracts are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use
Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United
States

     The Portfolio and the Securitized Fund may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's or Securitized Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts

     Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each Fund will cover Strategic Transactions as required by interpretive positions of the SEC. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

"When-Issued", "Delayed Delivery Securities"  and
"Forward Commitment" Securities

     The Portfolio, the Fixed Income II and Controlled Maturity Funds may invest up to 15% of their net assets in securities purchased on a when-issued or delayed delivery basis. The Short-Term Asset Reserve Fund may commit up to 10% of its net assets to purchase such securities. The Securitized Fund may invest up to 25% of its net assets in securities purchased on a when-issued basis, forward rolls and forward commitments. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although a Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each Fund may sell the securities before the settlement date if deemed advisable by the Adviser. The Short-Term Asset Reserve Fund may also, with respect to up to 25% of its net assets, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

     Unless a Fund has entered into an offsetting agreement to sell the securities purchased on a when- issued or forward commitment basis, cash or liquid obligations with a market value at least equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued", "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Portfolio Turnover

     It is not the policy of any of the Funds to purchase or sell securities for trading purposes. However, each Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Code. A Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Funds to qualify as regulated investment companies under the Code.

                             INVESTMENT RESTRICTIONS

     The Funds and the Portfolio have adopted the following fundamental policies. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of the outstanding voting securities" of a Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

Standish Fixed Income Fund and Portfolio

     As a matter of fundamental policy, the Portfolio (Fixed Income Fund) may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio (Fixed Income Fund) may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings;
     however, the Fixed Income Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the Fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
     (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

6.   Purchase real estate or real estate mortgage loans,  although the Portfolio
     (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

     A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

     C. Invest more than 15% of its net assets in illiquid securities.

     D. Invest more than 5% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fixed Income
              Fund, but not the Portfolio).

     E.       Purchase additional securities if the
              Portfolio's bank borrowings exceed 5% of its net assets. (This policy is fundamental with respect to the Fund but not the Portfolio.)

     Notwithstanding any fundamental or non-fundamental policy, the Fixed Income Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fixed Income Fund.


Standish Fixed Income Fund II

     As a matter of fundamental policy, the Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

C. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

D. Invest more than 15% of its net assets in securities which are illiquid.

E. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

Short-Term Asset Reserve Fund

     As a matter of fundamental policy, the Fund may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may
     (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes
     (but not for investment purposes) in an amount up to 15% of the current value of its total assets,
     (b) enter into forward roll transactions, (c) enter into reverse repurchase agreements in an amount up to 15% of the current value of its total assets, and
     (d) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Make loans of portfolio securities, except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of its total assets in a single industry except that this restriction shall not apply to government securities. For purposes of this restriction, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase CMOs, mortgage-backed pass-through securities and marketable securities of companies which deal in real estate.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Fund may engage in financial futures contracts and related options transactions.

9. Purchase the securities of other investment companies, provided that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B. Invest more than 15% of its net assets in securities which are illiquid.

Controlled Maturity Fund.

     As a matter of fundamental policy, the Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities, except as permitted by paragraphs 3, 7 and 8 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5.   Purchase or sell real estate except that the Fund may
     (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     See the discussion following the Fixed Income Fund II's fundamental investment restrictions for additional information on industry concentration.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

C. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

D. Invest more than 15% of its net assets in securities which are illiquid.

E. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

Securitized Fund

     As a matter of fundamental policy, the Fund may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes
     (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities, except that the Fund may enter into repurchase agreements with respect to 15% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry except the real estate industry.

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities, commodity contracts, or real estate, except that the Fund may purchase and sell obligations which are secured by real estate or by mortgages on real estate, securities of issuers which invest or deal in real estate, or have a call on real estate or are convertible into real estate, and the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

8. Purchase the securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

A. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

B. Invest more than 15% of its net assets in securities which are illiquid.


                  --------------------------------------------


     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's or a Fund's assets will not constitute a violation of the restriction.

CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     The Funds' yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:


                           Yield = 2[(A - B + 1)6 - 1]
                                       CD

Where:
     a=interest earned during the period; b=net expenses accrued for the period; c=the average daily number of shares outstanding during the period that were entitled to receive dividends; d=the maximum offering price per share (net asset value) on the last day of the period.

     The Funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price redemption value, time to maturity, coupon yield and the time between interest payments.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Funds account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, each Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.


     The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1996 and average annualized yield for the 30-day period ended December 31, 1996 were as follows:

                           Average Annual Total Return
                           ---------------------------

Fund                                                     1-Year              5-Year          10-Year          Yield
----                                                     ------              ------          -------          -----
Fixed Income Fund                                         5.48%               7.82%          9.04%1           7.10%
Fixed Income Fund II                                      3.77%              6.41%2            N/A            6.46%
Controlled Maturity Fund                                  5.13%              6.26%2            N/A            6.24%
Securitized Fund                                          4.41%               6.36%          8.54%3           7.07%
Short-Term Asset Reserve Fund                             5.62%               5.02%          6.60%4           5.91%
---------------------------
1    Fixed Income Fund commenced operations on March 27, 1987.
2    Fixed Income Fund II and Controlled Maturity Fund commenced operations on July 3, 1995.
3    Securitized Fund commenced operations on August 31, 1989.
4    Short-Term Asset Reserve Fund commenced operations on January 3, 1989.


     These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.

     In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:



Fixed Income Fund


Quarter/Year                    Net                   Gross
---------------------- ---------------------  ---------------------
         2Q87                            (1.14)%                (0.95)%
         3Q87                            (2.16)                 (2.04)
         4Q87                             4.15                   4.30
         1987                             0.74                   1.20
         1Q88                             4.36                   4.52
         2Q88                             1.18                   1.29
         3Q88                             1.98                   2.11
         4Q88                             0.78                   0.91
         1988                             8.53                   9.09

         1Q89                              1.23                   1.37
         2Q89                              7.57                   7.70
         3Q89                              1.13                   1.26
         4Q89                              3.30                   3.42
         1989                             13.76                  14.33
         1Q90                             (0.50)                 (0.38)
         2Q90                              3.69                   3.84
         3Q90                              0.89                   1.00
         4Q90                              4.95                   5.06
         1990                              9.23                   9.77
         1Q91                              3.16                   3.28
         2Q91                              1.71                   1.84
         3Q91                              6.19                   6.29
         4Q91                              5.58                   5.68
         1991                             17.65                  18.15
         1Q92                             (0.95)                 (0.84)
         2Q92                              4.95                   5.4
         3Q92                              3.43                   3.53
         4Q92                             (0.58)                 (0.47)
         1992                              6.88                   7.33
         1Q93                              5.88                   5.98
         2Q93                              3.42                   3.52
         3Q93                              3.42                   3.52
         4Q93                              1.23                   1.33
         1993                             14.64                  15.08
         1Q94                             (3.99)                 (3.90)
         2Q94                             (1.88)                 (1.78)
         3Q94                              0.67                   0.77
         4Q94                              0.32                   0.42
         1994                             (4.86)                 (4.48)
         1Q95                              4.39                   4.48
         2Q95                              5.91                   6.01
         3Q95                              2.46                   2.56
         4Q95                              4.64                   4.73
         1995                             18.54                  18.97
         1Q96                             (1.58)                 (1.49)
         2Q96                              0.84                   0.93
         3Q96                              2.58                   2.67
         4Q96                              3.60                   3.70
         1996                              5.48                   5.86

Fixed Income Fund II


    Quarter/Year               Net                  Gross
------------------    ------------------    ------------------

        3Q95                  1.35                  1.44
        4Q95                  4.38                  4.48
        1995                  5.79                  5.97
        1Q96                 (1.90)                (1.81)
        2Q96                  0.39                  0.48
        3Q96                  2.18                  2.28
        4Q96                  3.12                  3.21
        1996                  3.77                  4.15




Short-Term Asset Reserve Fund


     Quarter/Year               Net                   Gross
         1Q89                  1.58%                  1.70%
         2Q89                  3.52                   3.64
         3Q89                  1.71                   1.82
         4Q89                  2.38                   2.51
         1989                  9.50                   10.01
         1Q90                  1.34                   1.45
         2Q90                  2.56                   2.69
         3Q90                  2.17                   2.27
         4Q90                  2.62                   2.73
         1990                  8.97                   9.45
         1Q91                  2.10                   2.20
         2Q91                  1.97                   2.07
         3Q91                  2.62                   2.71
         4Q91                  2.39                   2.47
         1991                  9.41                   9.79
         1Q92                  0.84                   0.91
         2Q91                  2.08                   2.17
         3Q92                  1.18                   1.28
         4Q92                  0.17                   0.27
         1992                  4.33                   4.70
         1Q93                  1.90                   1.98
         2Q93                  1.10                   1.19
         3Q93                  1.20                   1.28
         4Q93                  0.78                   0.86
         1993                  5.08                   5.41
         1Q94                  0.06                   0.14
         2Q91                  0.06                   0.14
         3Q94                  1.31                   1.39
         4Q94                  0.83                   0.91
         1994                  2.27                   2.60
         1Q95                  2.08                   2.16
         2Q95                  2.14                   2.22
         3Q95                  1.55                   1.62
         4Q95                  1.89                   1.97
         1995                  7.85                   8.20
         1Q96                  1.08                   1.17
         2Q96                  1.31                   1.40
         3Q96                  1.51                   1.60
         4Q96                  1.60                   1.69
         1996                  5.62                   5.99

Controlled Maturity Fund


     Quarter/Year      Net                    Gross
---------------------- ---------------------  -------------------
         3Q95          1.55%                  1.64%
         4Q95          2.61                   2.70
         1995          4.20                   4.38
         1Q96          0.25                   0.35
         2Q96          1.05                   1.14
         3Q96          1.71                   1.80
         4Q96          2.03                   2.12
         1996          5.13                   5.51

Securitized Funds


Quarter/Year                    Net                   Gross
---------------------- ---------------------  ---------------------
         3Q89                              0.00%                 (0.04)%
         4Q89                              4.01                   4.17
         1989                              4.01                   4.21
         1Q90                              0.45                   0.57
         2Q90                              3.58                   3.69
         3Q90                              1.29                   1.40
         4Q90                              5.79                   5.91
         1990                             11.49                  11.99
         1Q91                              2.89                   3.00
         2Q91                              1.84                   1.95
         3Q91                              5.16                   5.27
         4Q91                              4.90                   5.03
         1991                             15.57                  16.10
         1Q92                             (1.58)                 (1.47)
         2Q92                              4.38                   4.49
         3Q92                              1.80                   1.91
         4Q92                              (.49)                  (.38)
         1992                              4.07                   4.52
         1Q93                              4.37                   4.48
         2Q93                              2.56                   2.67
         3Q93                              2.38                   2.49
         4Q93                              0.38                   0.49
         1993                             10.02                  10.48
         1Q94                             (2.53)                 (2.42)
         2Q94                             (0.83)                 (0.72)
         3Q94                              0.89                   1.00
         4Q94                              0.338)                 0.447)
         1994                             (2.16)                 (1.72)
         1Q95                              4.78                   4.89
         2Q95                              5.31                   5.43
         3Q95                              2.16                   2.27
         4Q95                              3.19                   3.32
         1995                             16.32                  16.85
         1Q96                             (1.23)                 (1.11)
         2Q96                              0.51                   0.62
         3Q96                              2.09                   2.22
         4Q96                              3.03                   3.14
         1996                              4.41                   4.91

     These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Portfolio, Fixed Income Fund and Fixed Income Fund II Fund may compare their performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. The Short-Term Asset Reserve Fund may compare its performance to The IBC/Donoghue Money Market Average/All Taxable Index, which is generally considered to be representative of the performance of domestic, taxable money market funds, and the One Year Treasury Bills. However, the average maturity of the Short-Term Asset Reserve Fund's portfolio is longer than that of a money market fund and, unlike a money market fund, the net asset value of the Short-Term Asset Reserve Fund's shares may fluctuate. The Controlled Maturity Fund may compare its performance to the Merrill Lynch 1-3 Year U.S. Treasury Index, the Merrill Lynch 1-5 Year U.S. Treasury Index and the Merrill Lynch 1 Year Treasury Bill Index. The Securitized Fund may compare its performance to the Lehman Brothers Aggregate Index, the Salomon Mortgage Index and the Shearson Mortgage Index. The Salomon and Shearson Indices are considered to be representative of the performance of fixed rate securitized mortgage pools of GNMA, FNMA and FHLNC securities. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                                             MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Martin, and Ms. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio and the Fund's investment adviser.

                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
*D. Barr Clayson, 7/29/35                         Vice President and Trustee              Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                              Chairman and Director,
Boston, MA 02111                                                                                  Standish International
                                                                                                 Management Company, L.P.
Samuel C. Fleming, 9/30/40                                  Trustee                               Chairman of the Board
c/o Decision Resources, Inc.                                                                   and Chief Executive Officer,
1100 Winter Street                                                                              Decision Resources, Inc.;
Waltham, MA 02154                                                                               through 1989, Senior V.P.
                                                                                                     Arthur D. Little
Benjamin M. Friedman, 8/5/44                                Trustee                                William Joseph Maier
c/o Harvard University                                                                       Professor of Political Economy,
Cambridge, MA 02138                                                                                 Harvard University

John H. Hewitt, 4/11/35                                     Trustee                     Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                                Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                                             and New Hampshire

*Edward H. Ladd, 1/3/38                           Trustee and Vice President                    Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                             Managing Director, Standish, Ayer &
One Financial Center                                                                              Wood, Inc. since 1990;
Boston, MA 02111                                                                             formerly, President of Standish,
                                                                                                     Ayer & Wood, Inc.
                                                                                                       Director of
                                                                                                  Standish International
                                                                                                 Management Company, L.P.
Caleb Loring III, 11/14/43                                  Trustee                          Trustee, Essex Street Associates
c/o Essex Street Associates                                                                 (family investment trust office);
P.O. Box 5600                                                                               Director, Holyoke Mutual Insurance
Beverly Farms, MA 01915                                                                                  Company

*Richard S. Wood, 5/21/54                            President and Trustee                      Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                                                   and Managing Director,
One Financial Center                                                                           Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                                          Executive Vice President and Director,
                                                                                            Standish International Management
                                                                                                      Company, L.P.
Richard C. Doll, 7/8/48                                 Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                           Vice President and Director,
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.


                                                                 20




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
James E. Hollis III, 11/21/48                      Executive Vice President                    Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                        Vice President and Secretary                   Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Paul G. Martins, 3/10/56                         Vice President and Treasurer          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                          since October 1996; formerly Senior Vice
One Financial Center                                                                     President, Treasurer and Chief Financial
Boston, MA 02111                                                                         Officer of Liberty Financial Bank Group
                                                                                           (1993-95); prior to 1993, Corporate
                                                                                         Controller, The Berkeley Financial Group
Caleb F. Aldrich, 9/20/57                               Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Beverly E. Banfield, 7/6/56                             Vice President                    Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                           Assistant Vice President and
Boston, MA 02111                                                                                   Compliance Officer,
                                                                                                Freedom Capital Management
                                                                                                    Corp. (1989-1992)
Nicholas S. Battelle, 6/24/42                           Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Remi Browne, 10/15/53                                   Vice President                 Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                        Vice President and Chief Investment Officer
One Financial Center                                                                       of Standish International Management
Boston, MA 02111                                                                                 Company, L.P., prior to
                                                                                              August 1996, Managing Director
                                                                                               Ark Asset Management Company
Walter M. Cabot, 1/16/33                                Vice President                         Senior Adviser and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                            prior to 1991, President,
Boston, MA 02111                                                                                Harvard Management Company
                                                                                              Senior Adviser and Director of
                                                                                            Standish International Management
                                                                                                      Company, L.P.
David H. Cameron, 11/2/55                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                   Director of
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.


                                                                 21




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
Karen K. Chandor, 2/13/50                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                Vice President                    Vice President and Associate Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                   Vice President                                Vice President
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

W. Charles Cook II, 7/16/63                             Vice President                    Vice President and Associate Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                 Vice President,
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Joseph M. Corrado, 5/13/55                              Vice President                    Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                            Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                         Director, Standish International
Boston, MA 02111                                                                                 Management Company, L.P.

Mark A. Flaherty, 4/24/59                               Vice President                         Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                  Vice President
Boston, MA  02111                                                                           Standish International Management
                                                                                                      Company, L.P.
Maria D. Furman, 2/3/54                                 Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                           Vice President and Director,
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Ann S. Higgins, 4/8/35                                  Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                             Vice President                         Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                           since December 1995 formerly
Boston, MA  02111                                                                       Vice President Scudder, Stevens and Clark

Raymond J. Kubiak, 9/3/57                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


                                                                 22




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
Phillip D. Leonardi, 4/24/62                            Vice President                 Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                               since November 1993; formerly,
One Financial Center                                                                                Investment Sales,
Boston, MA 02111                                                                               Cigna Corporation (1993) and
                                                                                            Travelers Corporation (1984-1993)
Laurence A. Manchester, 5/24/43                         Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

George W. Noyes, 11/12/44                               Vice President                       President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                   Director of
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Arthur H. Parker, 8/12/35                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                               Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                      Executive Vice President and Director
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Michael C. Schoeck, 10/24/55                            Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                since August, 1993;
Boston, MA 02111                                                                                formerly, Vice President,
                                                                                                 Commerzbank, Frankfurt,
                                                                                                 Germany Vice President,
                                                                                            Standish International Management
                                                                                                      Company, L.P.
Austin C. Smith, 7/25/52                                Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                               Vice President                                Vice President
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc. since
One Financial Center                                                                                November 2, 1993;
Boston, MA 02111                                                                                   formerly, Consultant
                                                                                                   Cambridge Associates
David C. Stuehr, 3/1/58                                 Vice President                         Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


                                                                 23




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
James W. Sweeney, 5/15/59                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                      Executive Vice President and Director,
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Ralph S. Tate, 4/2/47                                   Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc. since
One Financial Center                                                                           April, 1990; formerly, Vice
Boston, MA 02111                                                                             President, Aetna Life & Casualty
                                                                                                 President and Director,
                                                                                            Standish International Management
                                                                                                      Company, L.P.
Michael W. Thompson, 3/31/56                            Vice President                    Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher W. Van Alstyne,                             Vice President                               Vice President,
3/24/60                                                                                        Standish, Ayer & Wood, Inc.;
c/o Standish, Ayer & Wood, Inc.                                                           Formerly Regional Marketing Director,
One Financial Center                                                                          Gabelli-O'Connor Fixed Income
Boston, MA 02111                                                                                        Management

*    Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.


Compensation of Trustees and Officers

     Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1996.


     The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1996:

                      Aggregate Compensation from the Funds
              -----------------------------------------------------

                                                                                                  Pension or
                                                                                                  Retirement
                                                                                 Short-Term        Benefits       Total Compensation
                           Fixed      Fixed                      Controlled        Asset          Accrued as        from Funds and
                          Income      Income     Securitized      Maturity        Resource      Part of Funds'   Portfolio and Other
       Name of Trustee    Fund**     Fund II        Fund            Fund            Fund           Expenses       Funds in Complex*
       ---------------    ------     -------        ----            ----            ----           --------       ----------------
D. Barr Clayson             $0          $0           $0              $0              $0               $0                  $0
Samuel C. Fleming         $21,002      $247         $629            $126           $2,772             $0               $49,250
Benjamin M. Friedman      $19,403      $228         $579            $117           $2,561             $0               $45,500
John H. Hewitt            $19,403      $228         $579            $117           $2,561             $0               $45,500
Edward H. Ladd              $0          $0           $0              $0              $0               $0                  $0


                                                                 24







Caleb Loring, III         $19,403      $228         $579            $117           $2,561             $0               $45,500
Richard S. Wood             $0          $0           $0              $0              $0               $0                  $0

* As of the date of this Statement of Additional Information there were 20 funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1996.

** The Fixed Income Fund bears its pro rata allocation of Trustees' fees paid by the Portfolio to the Trustees of the Portfolio Trust.


Certain Shareholders

     At February 1, 1997, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. At February 1, 1997, the Fixed Income Fund beneficially owned approximately 100% of the then outstanding interests of the Portfolio and therefore controlled the Portfolio. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

Fixed Income Fund II

                                           Percentage of
         Name and Address               Outstanding Shares
         ----------------               ------------------
Exeter Health Resources,                                     71%*
Inc.
10 Buzell Avenue
Exeter, NH  03833

Miss Porter's School                                         11%
60 Main Street
Farmington, CT  06032

Houston General Insurance                                    10%
Empl.
P.O. Box 2932
Fort Worth, TX  76113

Mentor Trust Co.                                              8%
TTEE FBO
Life Technologies, Inc.
Two Logan Square,
6th Floor
Philadelphia, PA  19103


Short-Term Asset Reserve Fund

                                           Percentage of
         Name and Address               Outstanding Shares
         ----------------               ------------------
Virginia Portfolio                                           17%
84 State Street, Suite 900
Boston, MA  02109

University of Rochester                                      11%
Administration Bldg. 263
Rochester, NY  14627

Wellesley College                                            11%
106 Central Street
Wellesley, MA  02181

The Nature Conservancy                                        8%
1815 N. Lynn Street
Arlington, VA  22209

Shands Teaching Hospital                                      6%
& Clinics, Inc.
Bankers Trust Trustee
P.O. Box 100336
Gainesville, FL  32610

Blue Cross Blue Shield                                        5%
  of Vermont
P.O. Box 186
Montpelier, VT  05602

New England Deaconess                                         5%
Hospital
185 Pilgrim Road
Boston, MA  02215

The Controlled Maturity Fund


                                               Percentage of
                                                Outstanding
Name and Address                                  Shares
------------------------------------------- -------------------
Essex County Gas and Company                          32%*
7 North Hunt Road
Amesbury, MA  01913

San Francisco Opera Association                       28%*
301 Van Ness Avenue
San Francisco, CA  94102

Saturn & Co. FBO Cumming                              8%
Foundation
P.O. Box 1537
Boston, MA  02205

Saturn & Co. Ian M. Cumming IRA                       6%
P.O. Box 1537
Boston, MA  02205

Hebrew College Campaign Fund                          5%
Hebrew College
43 Hawes Street
Brookline, MA  02146

Saturn & Co. FBO David Edward                         5%
Cumming Trust
P.O. Box 1537
Boston, MA  02205




Securitized Fund

                                                Percentage of
                                                 Outstanding
Name and Address                                   Shares
------------------------------------------  ---------------------
Allendale Mutual Insurance                          73%*
Company
Allendale Park
P.O. Box 7500
Johnston, RI 02919

Potter & Co.                                         8%
Bank of Boston
150 Royall Way
Canton, MA

Colonial Williamsburg Pension                        7%
The Colonial Williamsburg
Foundation
P.O. Box C
Williamsburg, VA  23187

*Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.

Investment Adviser

     Standish serves as the Adviser to the Portfolio and the Funds (other than Fixed Income Fund) pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, Standish managed directly the assets of the Fixed Income Fund pursuant to an investment advisory agreement. This agreement was terminated by the Fixed Income Fund on such date subsequent to the approval by the Fixed Income Fund's shareholders on March 29, 1996 to implement certain changes in the Fixed Income Fund's investment restrictions which enable the Fixed Income Fund to invest all of its investable assets in the Portfolio. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H.
Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.

     Certain services provided by the Adviser under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolio or the Funds for any costs incurred. In addition to those services, the Adviser provides the Funds (but not the Portfolio) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the Adviser is paid a fee based upon a percentage of the applicable Fund's or Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                                            Contractual Advisory Fee Rate
Fund                              (as a percentage of average daily net assets)
----                              ---------------------------------------------

Fixed Income Portfolio                     0.40% of the first $250 million
                                           0.35% of the next $250 million
                                             0.30% of over $500 million
Fixed Income Fund II                                    0.40%
Controlled Maturity Fund                                0.35%
Securitized Fund                                        0.25%
Short-Term Asset Reserve Fund                           0.25%

During the last three fiscal years ended December 31, the Funds and the Portfolio paid advisory fees in the following amounts:

Fund                                1994            1995            1996
----                                ----            ----            ----
Fixed Income Fund                4,750,132       6,321,967       2,493,7431
Fixed Income Portfolio              N/A             N/A          5,121,7562
Fixed Income Fund II                N/A              03              03
Controlled Maturity Fund            N/A              04              04
Securitized Fund                  149,2535        107,8925        102,9815
Short-Term Asset Reserve Fund     730,1916        705,1296         643,488

------------------------
1 Fixed Income Fund was converted to the master/feeder fund structure on May 3, 1996 and does not pay directly advisory fees after that date. The Fund bears its pro rata allocation of the Portfolio's expenses, including advisory fees.

2  The Portfolio commenced operations on May 3, 1996.

3 The Fixed Income Fund II commenced operations on July 3, 1995. The Adviser voluntarily agreed not to impose its advisory fee for the period July 3, 1995 through December 31, 1995 and for the fiscal year ended December 31, 1996, which would otherwise have been $42,628 and $61,291, respectively.

4 The Controlled Maturity Fund commenced operations on July 3, 1995. The Adviser voluntarily agreed not to impose its advisory fee for the period July 3, 1995 through December 31, 1995 and for the fiscal year ended December 31, 1996, which would otherwise have been $11,617 and $35,907, respectively.

5 For the fiscal years ended December 31, 1994, 1995 and 1996, the Adviser voluntarily agreed not to impose its fee in the amount of $24,168, $31,998 and $29,535.

6 Prior to July 1, 1995, Standish and Consolidated Investment Corporation ("Consolidated") served as the Short-Term Asset Reserve Fund's co- investment advisers and each received 50% of the advisory fees paid by the Fund. For the period January 1, 1995 through June 30, 1995, Standish and Consolidated received fees in the aggregate of $345,111. For the period July 1, 1995 through December 31, 1995, Standish received fees of $360,018.


     Pursuant to the investment advisory agreements, each Fund (other than Fixed Income Fund) and the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Funds and the Portfolio will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

     Adviser has voluntarily agreed to limit certain "Total Fund Operating Expenses" (excluding litigation, indemnification and other extraordinary expenses) to 0.40% of the Fixed Income Fund II's and Controlled Maturity Fund's average daily net assets and to 0.45% per annum of the Securitized Funds' average daily net assets. These agreements are voluntary and temporary and may be discontinued or revised by the Adviser at any time.

     Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the Portfolio or the applicable Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Fund or the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Funds and the Portfolio, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

Administrator of the Fund

     Standish also serves as the administrator to the Fixed Income Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The Fixed Income Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.


Administrator of the Portfolio

     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually. The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.

     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fixed Income Fund is permitted to redeem in-kind or except in the event the Fixed Income Fund completely withdraws its interest from the Portfolio.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for placing each Fund's and the Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds and the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Funds and the Portfolio may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Funds and the Portfolio effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Funds and the Portfolio under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund or the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund or the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     Because most of the Funds' and the Portfolio's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the Funds and the Portfolio have not paid any brokerage commissions during the past three years.

                        DETERMINATION OF NET ASSET VALUE

     Each Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Fixed Income Fund, will be represented by the Fixed Income Fund's interest in the Portfolio) less all liabilities by the number of Fund

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



shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fixed Income Fund is determined. Each investor in the Portfolio, including the Fixed Income Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.

     With respect to each Fund (other than Short-Term Asset Reserve Fund) and the Portfolio, portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

     Money market instruments with less than sixty days remaining to maturity when acquired by a Fund or the Portfolio are valued on an amortized cost basis. If a Fund or the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     The Board of Trustees of the Trust has approved with respect to Short-Term Asset Reserve Fund determining the current market value of securities with one year or less remaining to maturity on a spread basis which will be employed in conjunction with the periodic use of market quotations. Under the spread process, the Adviser determines in good faith the current market value of these portfolio securities by comparing their quality, maturity and liquidity characteristics to those of United States Treasury bills.

                           THE FUNDS AND THEIR SHARES

     Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, only the Fixed Income Fund invests all of its investible assets in another open-end investment company.

     All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to

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



which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

     Except as  described  below,  whenever  the  Trust,  on behalf of the Fixed
Income Fund, is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fixed Income Fund's shareholders and will cast its vote proportionately as instructed by the Fixed Income Fund's shareholders. Fixed Income Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fixed Income Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fixed Income Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Fixed Income Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fixed Income Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fixed Income Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fixed Income Fund, would nonetheless be voted on by the Trustees of the Trust.


                         THE PORTFOLIO AND ITS INVESTORS

     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Fixed Income Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

     Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.

     The Portfolio is treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fixed Income Fund must take into account, in computing its federal income tax liability (if any), its share of the

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



Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fixed Income Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fixed Income Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fixed Income Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fixed Income Fund to satisfy the tax distribution requirements that apply to the Fixed Income Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fixed Income Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fixed Income Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

     Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

     Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fixed Income Fund has $[ ] of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains. The Short-Term Asset Reserve Fund has $3,071,161, $1,512,610, $5,263,400,
$568,968 and $277,757 of capital loss carryforwards, which expire on December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003, and December 31, 2004 respectively. The Controlled Maturity Fund has $10,860 of capital loss carryforwards which expire on December 31, 2004, and the Securitized Fund has $1,745,441 and $234,501 of capital loss carryforwards which expire on December 31, 2002 and December 31, 2004, respectively, available to offset future net capital gains.

     If a Fund or the Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund or the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio, in the case of the Fixed Income Fund, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, a Fund or the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to enable the Funds to satisfy the distribution requirements.

     Limitations imposed by the Codes on regulated investment companies like the Funds may restrict a Fund's or the Portfolio's ability to enter into futures, options or currency forward transactions. Only the Portfolio and Securitized Fund may engage in currency forward transactions.

     Certain options, futures or currency forward transactions undertaken by a Fund or the Portfolio may cause the Fund to recognize gains or losses from marking to market even though the Fund's or the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Fund or realized by the Portfolio and allocable to the Fixed Income Fund. Any net mark to market gains may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the

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



disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The Federal income tax rules applicable to dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments. Due to possible unfavorable consequences under present tax law, each Fund and the Portfolio do not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Funds or the Portfolio may acquire "regular" interests in REMICs.

     Foreign exchange gains and losses realized by the Portfolio and the Securitized Fund in connection with certain transactions, if any, involving foreign currency- denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolio's or the Securitized Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain (or share of such gain in the case of the Fixed Income Fund plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of each Fund's gross income for its taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

     The Portfolio or the Securitized Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the Fixed Income Fund or the Securitized Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (in the case of the Fixed Income Fund, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio and the Securitized Fund are such that each Fund expects that it will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fixed Income Fund or paid by the Securitized Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts each Fund would otherwise have available to distribute.

     If the Portfolio or the Securitized Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fixed Income Fund or the Securitized Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio and the Securitized Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

     Investment in debt obligations by the Portfolio that are at risk of or in default presents special tax issues for the Fixed Income Fund. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the

Portfolio, in the event that it holds such obligations, in order to reduce the risk of the Fixed Income Fund, or any other RIC investing in the Portfolio, distributing insufficient income to preserve its status as a RIC or becoming subject to Federal income or excise tax.

     Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     A Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a Fund earned dividend income (or, in the case of the Fixed Income Fund, was allocated dividend income of the Portfolio) from stock investments in U.S. domestic corporations. The Funds and the Portfolio are permitted to acquire preferred stocks, and it is therefore possible that a portion of a Fund's distributions, from the dividends attributable to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions in certain circumstances.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of the Portfolio's portfolio in the case of the Fixed Income Fund). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of a Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares, subject to the rules described below. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fixed Income Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Fund.

                             ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS

     Except as noted in the next sentence, each Fund's financial statements contained in the 1996 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of Fixed Income Fund, Securitized Fund and Short-Term Asset Reserve Fund for periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. The Portfolio's financial statements contained in the Fixed Income Fund's 1996 Annual Report have been audited by Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P.

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series
                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion
In sharp contrast to the stellar returns of 1995, the bond market had a tough year in 1996 as fears of an overheating economy made many fixed income investors nervous. Over the course of the year, the yield of the 30-year Treasury rose from its low of 5.95% at the beginning of the year to a high in early July of 7.20%, ending in mid range at 6.64%. With shorter maturities holding up best, the broad domestic bond market indices provided disappointing total returns of roughly 2% to 4%. Against this backdrop, the Standish Fixed Income Fund provided a good relative return of 5.48% versus 3.61% and 2.91% for the Lehman Brothers Aggregate and Government/Corporate Indices, respectively.

1996 started off on a weak note. The first and second quarters for the U.S. Treasury market were very difficult as investors reacted to economic reports that suggested a rapidly expanding economy. Consumer confidence, auto and housing sales, new orders and the much anticipated employment reports all contributed to the sell-off. The second half of the year was much better as fears of a runaway economy subsided, inflation statistics continued to show very little to worry about, and the election preserved the status quo. Above all, the Federal Reserve did not raise the discount rate. The overseas bond markets were much more investor friendly as weakening economies and increasing unemployment across Europe and Japan led to solid returns all year.

The fund's positive relative return was the result of a number of strategies that worked well throughout the year. Most importantly, the fund's allocation to nondollar bonds was maintained for the entire year and contributed significantly to outperformance. The strategy of focusing on the higher yielding countries proved especially beneficial as the political commitment to European Monetary Union (EMU) resulted in a convergence of yield spreads to Germany. Our proclivity to hedge currencies also added to performance as the dollar appreciated.

An overweighting in corporate bonds and solid security selection particularly among medium grade issuers also added to results. The mortgage sector performed well during the first half of the year and finished well despite a rallying market. We started to trim our mortgage allocation as the year ended in favor of U.S.
Treasuries and corporate bonds.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Fixed Income Fund have been invested in a "Portfolio" having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

As always, we thank you for your continued confidence as shareholders and hope that this information is helpful to you in reviewing your overall investment strategies.


Caleb F. Aldrich

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

     Comparison of Change in Value of $100,000 Investment in Standish Fixed
                                  Income Fund,
               Lehman Gov't/Corp Index and Lehman Aggregate Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Fixed Income Fund compared with the Lehman Gov't/Corp Index and Lehman Aggregate Index for the period March 30, 1987 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish  Fixed Income Portfolio (Portfolio) at value (Note 1A)                        $    2,616,111,481
     Receivable for Fund shares sold                                                                              11,189,329
     Other assets                                                                                                     65,572
                                                                                                            -----------------
        Total assets                                                                                           2,627,366,382

Liabilities
     Distribution payable                                                             $     17,828,221
     Payable for Fund shares redeemed                                                        5,885,122
     Accrued expenses and other liabilities                                                     24,770
                                                                                        ---------------
        Total liabilities                                                                                         23,738,113
                                                                                                            -----------------

Net Assets                                                                                                $    2,603,628,269
                                                                                                            =================

Net Assets consist of:
     Paid-in capital                                                                                      $    2,567,721,565
     Undistributed net investment income (loss)                                                                    5,299,151
     Accumulated net realized gain (loss)                                                                         (1,219,259)
     Net unrealized appreciation (depreciation)                                                                   31,826,812
                                                                                                            =================
        Total                                                                                             $    2,603,628,269
                                                                                                            =================

Shares of beneficial interest outstanding                                                                        126,807,250
                                                                                                            =================

Net asset value, offering price and redemption price per share                                            $           20.53
                                                                                                            =================
     (Net assets / shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B):
     Interest income                                                                                        $     57,577,069
     Dividend income (net of withholding tax expense of $8,394)                                                      669,192
     Interest income allocated from Portfolio                                                                    118,492,713
     Dividend income allocated from Portfolio                                                                      3,449,029
     Expenses allocated from Portfolio                                                                            (5,959,995)
                                                                                                              ---------------
        Total income                                                                                             174,228,008

     Expenses -
        Investment Advisory Fee (Note 3)                                               $       2,493,743
        Trustee fees                                                                              50,635
        Accounting, custody, and transfer agent fees                                             231,955
        Legal and audit fees                                                                     204,942
        Insurance                                                                                 20,524
        Miscellaneous                                                                             90,402
                                                                                         ----------------
            Total expenses                                                                                         3,092,201
                                                                                                              ---------------
               Net investment income (loss)                                                                      171,135,807
                                                                                                              ---------------

Realized and Unrealized Gain (Loss):

     Net realized gain (loss) from:
               Investment security transactions                                               13,818,375
               Financial futures                                                                 (77,350)
               Written option transactions                                                     1,799,333
               Foreign currency and forward foreign currency contracts                         3,872,910
     Net realized gain (loss) from Portfolio on:
               Investment security transactions                                               (2,396,986)
               Financial futures                                                                 459,448
               Written option transactions                                                     5,492,345
               Foreign currency and forward foreign currency contracts                        (1,683,196)
                                                                                         ----------------

     Net realized gain (loss)                                                                                     21,284,879

     Change in unrealized appreciation (depreciation) of investments from:
            Investment security transactions                                                (145,526,933)
            Financial futures                                                                     14,559
            Written option transactions                                                          560,849
            Foreign currency and forward foreign currency contracts                              648,048
            From Portfolio                                                                    87,004,141
                                                                                         ----------------
     Net change in unrealized appreciation (depreciation)                                                        (57,299,336)
            Net realized and unrealized gain (loss)                                                              (36,014,457)
                                                                                                              ---------------
            Net increase (decrease) in net assets resulting from operations                                 $    135,121,350
                                                                                                              ===============


                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                       Statements of Changes in Net Assets


                                                                                       Year Ended               Year Ended
                                                                                 December 31, 1996          December 31, 1995
                                                                               ----------------------     -----------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                   $           171,135,807    $            145,836,911
     Net realized gain (loss)                                                             21,284,879                  23,525,323
     Change in net unrealized appreciation (depreciation)                                (57,299,336)                166,624,878
                                                                               ----------------------
                                                                                                          -----------------------
        Net increase (decrease) in net assets from operations                $           135,121,350    $            335,987,112
                                                                               ----------------------     -----------------------

Distributions to shareholders
     From net investment income                                              $          (176,422,831)   $           (142,241,343)
                                                                               ----------------------     -----------------------

Fund share (principal) transactions, (Note 6)
     Net proceeds from sale of shares                                        $           425,224,438    $            569,023,301
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                             130,822,616                 100,609,209
     Cost of shares redeemed                                                            (178,224,191)               (239,204,674)
                                                                               ----------------------
                                                                                                          -----------------------
Increase (decrease) in net assets from Fund share transactions               $           377,822,863    $            430,427,836
                                                                               ----------------------
                                                                                                          -----------------------

        Net increase (decrease) in net assets                                $           336,521,382    $            624,173,605

Net Assets:
     At beginning of period                                                            2,267,106,887               1,642,933,282
                                                                               ----------------------
                                                                                                          -----------------------

     At end of period (including undistributed net investment income of      $         2,603,628,269    $          2,267,106,887
                                                                               ======================     =======================
     $5,299,151 and $3,798,973 at December 31, 1996 and 1995, respectively)

                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                              Financial Highlights



                                                                                             Year Ended December 31,
                                                        ------------------------------------------------------------------
                                                           1996 (3)            1995             1994              1993
                                                        -------------     -------------     ------------     -------------

Net asset value - Beginning of period               $           20.92 $           18.91 $          21.25 $           20.55
                                                        -------------     -------------     ------------     -------------

Income from investment operations:
     Net investment income                                      $1.46             $1.35            $1.25             $1.50
     Net realized and unrealized gain
        (loss) on investments                                   (0.37)             2.08            (2.29)             1.45

                                                        -------------     -------------     ------------     -------------
Total from investment operations                                $1.09             $3.43           ($1.04)            $2.95
                                                        -------------     -------------     ------------     -------------

Less distributions to shareholders:
     From net investment income                                ($1.48)           ($1.42)          ($1.10)           ($1.51)
     In excess of net investment income                    -                 -                 -                     (0.04)
     From net realized gains on investments                -                 -                     (0.04)            (0.70)
     From paid-in capital                                  -                 -                     (0.16)       -
                                                        ------------     -------------     ------------     -------------
        Total distributions declared to shareholders           ($1.48)           ($1.42)          ($1.30)           ($2.25)
                                                                        -------------     ------------     -------------
                                                        -------------

     Net asset value - end of period                $           20.53 $           20.92 $          18.91 $           21.25
                                                        =============     =============     ============     =============

Total Return                                                     5.48%            18.54%           -4.86%            14.64%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                0.38%             0.38%            0.38%             0.40%
     Net investment income                                       7.13%             7.80%            7.25%             7.07%

     Portfolio Turnover (2)                                       49%              132%             122%              150%


Net assets, end of year (000 omitted)               $      2,603,628    $    2,267,107    $   1,642,933    $    1,307,099


*    Audited by other auditors
(1)  Includes the Fund's share of Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.



                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                              Financial Highlights
                                  (continued)


                                                             Year Ended December 31,
                                                           ---------------------------
                                                              1992 *           1991
                                                           -----------     -----------

Net asset value - Beginning of period                  $         20.96 $         19.56
                                                           -----------     -----------

Income from investment operations:
     Net investment income                                       $1.59           $1.68
     Net realized and unrealized gain
        (loss) on investments                                    (0.18)           1.66

                                                           -----------     -----------
Total from investment operations                                 $1.41           $3.34
                                                           -----------     -----------

Less distributions to shareholders:
     From net investment income                                 ($1.52)         ($1.49)
     In excess of net investment income                      -
     From net realized gains on investments                      (0.30)          (0.45)
     From paid-in capital                                    -
                                                          -----------     -----------
        Total distributions declared to shareholders            ($1.82)         ($1.94)
                                                         -----------     -----------


     Net asset value - end of period                   $         20.55 $         20.96
                                                           ===========     ===========

Total Return                                                      6.88%          17.65%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                 0.41%           0.46%
     Net investment income                                        7.61%           8.28%

     Portfolio Turnover (2)                                       217%            176%


Net assets, end of year (000 omitted)                    $    919,909    $    631,457


*    Audited by other auditors
(1)  Includes the Fund's share of Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.



                           Notes to Financial Statements

(1)       Significant Accounting Policies:
         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.
          On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         The Fund records its investments in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B...Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C...Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D...Other-
         All net investment income and realized and unrealized gains and losses of each Portfolio are allocated pro rata among its respective investors in the Portfolio.

(2)       Distributions to Shareholders
         Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid monthly at the annual rate of 0.40% of the Fund's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. SA&W has voluntarily agreed to limit total annual operating expenses of the Fund and Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.38% of the Fund's average daily net assets. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:

                                       Purchases              Sales


U.S. Government Securities              $827,067,931         $716,353,411
                                   ==================   ==================

Non-U.S. government securities          $416,284,103         $379,043,531
                                   ==================   ==================




(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $2,562,639,030 and $151,384,941, respectively.


(6)       Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                               Period Ended December 31, 1996

                                                                                 1996                 1995
                                                                           ------------------  -------------------

Shares sold                                                                       20,679,081           28,240,659
Shares issued in payment of distributions declared                                 6,418,558            4,933,561
Shares reacquired                                                                 (8,638,095)         (11,707,017)
                                                                           ==================  ===================
       Net increase (decrease)                                                    18,459,544           21,467,203
                                                                           ==================  ===================




(7).....Financial Instruments:

         Prior to the Fund's contribution of investable assets to the Portfolio on May 3, 1996, the following instruments were used for hedging purposes and were used to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund traded the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund used options to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to enhance returns. Options, both held and written by the Fund are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period January 1, 1996 through May 3, 1996 is as follows:

                         Written Put Option Transactions
--------------------------------------------------------------------------------
                                             Number
                                          of Contracts           Premiums
                                        ------------------   ------------------

Outstanding, beginning of period                        5              $41,775
      Options written                                  14            1,458,659
      Options exercised                                (3)            (229,294)
      Options expired                                  (6)            (346,698)
      Options closed                                   (1)             (37,976)
                                        ------------------   ------------------
Outstanding, prior to conversion                        9              886,446
      Options contributed to Portfolio                 (9)            (886,446)
                                        ------------------   ------------------
Outstanding, end of period                              0                   $0
                                        ==================   ==================


                        Written Call Option Transactions
--------------------------------------------------------------------------------
                                           Number
                                        of Contracts           Premiums
                                      ------------------   ------------------

Outstanding, beginning of period                      4             $824,687
      Options written                                17            1,687,282
      Options exercised                               0                    0
      Options expired                                (6)          (1,066,295)
      Options closed                                 (4)            (546,547)
                                      ------------------   ------------------
Outstanding, prior to conversion                     11              899,127
      Options contributed to Portfolio              (11)            (899,127)
                                      ------------------   ------------------
Outstanding, end of period                            0                   $0
                                      ==================   ==================

                   Written Cross Currency Option Transactions
--------------------------------------------------------------------------------
                                           Number
                                        of Contracts           Premiums
                                      ------------------   ------------------

Outstanding, beginning of period                      3             $327,525
      Options written                                 4              222,641
      Options exercised                               0                    0
      Options expired                                 0                    0
      Options closed                                 (2)             (91,982)
                                      ------------------   ------------------
Outstanding, prior to conversion                      5              458,184
      Options contributed to Portfolio               (5)            (458,184)
                                      ------------------   ------------------
Outstanding, end of period                            0                   $0
                                      ==================   ==================

 .........Forward currency exchange contracts--

         Prior to May 3, 1996, the Fund could enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts were used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

 .........Futures contracts--
         Prior to May 3, 1996, the Fund could enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund was required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies.

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Fixed Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

BONDS and NOTES - 95.7%

Asset Backed - 2.4%
--------------------------------------------------------------------
Advanta Home Equity Trust Loan 1991-1A                         9.00%   2/25/2006                      1,911,107            1,974,935
AFC Home Equity Loan Trust 1993-2                              6.00    1/20/2013                        118,022              115,403
Contimortgage Home Equity 1994-5 A2                            9.07    10/15/2009                    12,185,686           12,355,143
Contimortgage Home Equity 1995 IA                              8.60    2/15/2010                      5,421,347            5,475,560
Old Stone Credit Corp. Home Equity Trust 1992-3 A2             6.30    9/25/2007                        514,344              510,487
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A           6.55    11/25/2007                       111,947              111,649
The Money Store Home Equity 1992-B                             6.90    7/15/2007                        588,015              588,015
The Money Store Home Equity 1994-DA4                           8.75    9/15/2020                      3,250,000            3,392,188
The Money Store Home Equity 1996-B A5                          7.18    2/15/2015                     18,638,000           18,859,326
UCFC Home Equity Loan Trust 1994 BA-6                          7.10    3/10/2023                      1,670,922            1,682,409
UCFC Home Equity Loan Trust 1994-D A4                          8.78    2/10/2016                     16,562,000           17,198,602
                                                                                                                   -----------------
                                                                                                                          62,263,717
                                                                                                                   -----------------

Collateralized Mortgage Obligations - 0.2%
--------------------------------------------------------------
FNMA P/O Trust 108                                             0.00    3/01/2020                      1,597,535            1,257,450
Merrill Lynch Investment Trust 1995-C2                         7.94    6/15/2021                      2,784,813            2,640,351
Midstate Trust II A3                                           9.35    4/01/1998                        450,000              459,844
Veterans Affairs 1992-1 Cl D                                   7.75    12/15/2014                        50,000               50,875
                                                                                                                   -----------------
                                                                                                                           4,408,520
                                                                                                                   -----------------

Corporate - 31.3%
--------------------------------------------------------------

Basic Industry - 1.4%
--------------------------------------------------------------
AK Steel Holding Corp.                                        10.75    4/01/2004                     17,575,000           19,112,813
Brascan Ltd.                                                   7.38    10/01/2002                     9,475,000            9,493,287
Domtar Inc.                                                    9.50    8/01/2016                      6,550,000            7,164,063
                                                                                                                   -----------------
                                                                                                                          35,770,163
                                                                                                                   -----------------
Capital Goods - 1.2%
--------------------------------------------------------------
American Standard Sr Notes                                    10.88    5/15/1999                     15,350,000           16,251,813
Conseco Finance Trust                                          8.70    11/15/2026                     8,450,000            8,548,612
Washington Reit Notes                                          7.25    8/13/2006                      6,225,000            6,207,321
                                                                                                                   -----------------
                                                                                                                          31,007,746
                                                                                                                   -----------------
Consumer Cyclical - 1.7%
--------------------------------------------------------------
General Motors Acceptance Corp.                                6.50    4/25/2000                      5,075,000            5,079,669
General Motors Acceptance Corp.                                6.70    4/30/2001                     40,535,000           40,648,093
                                                                                                                   -----------------
                                                                                                                          45,727,762
                                                                                                                   -----------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Consumer Stable - 0.8%
--------------------------------------------------------------
ADT Operations                                                 8.25%   8/01/2000                      8,360,000            8,686,960
Southland Corp.                                                4.50    6/15/2004                      8,175,000            6,294,750
Southland Corp.                                                5.00    12/15/2003                     6,500,000            5,305,625
                                                                                                                   -----------------
                                                                                                                          20,287,335
                                                                                                                   -----------------
Energy - 0.4%
--------------------------------------------------------------
Clark Oil                                                     10.50    12/01/2001                     9,325,000            9,698,000
                                                                                                                   -----------------

Financial - 17.7%
--------------------------------------------------------------
Aames Financial Corp.                                          9.13    11/01/2003                    10,175,000           10,327,625
Advanta Corp.                                                  7.00    5/01/2001                      5,850,000            5,862,402
Anchor Bancorp                                                 8.94    7/09/2003                      7,325,000            7,508,125
Bank America Corp. Capital Securities 144A                     7.70    12/31/2026                    11,400,000           11,088,438
Bank United Corp.                                              8.05    5/15/1998                     10,000,000            9,810,000
Bankboston Capital Trust 144A                                  8.25    12/15/2026                    13,425,000           13,662,623
Barnett Banks Capital Securities 144A                          8.06    12/01/2026                     9,350,000            9,443,968
Bayview Capital 144A                                           8.42    6/01/1999                     11,000,000           11,206,250
Capital One Bank Co.                                           5.95    2/15/2001                     10,000,000            9,658,400
Capital One Bank Co.                                           6.39    6/29/1998                        250,000              250,035
Capital One Bank Co.                                           6.84    6/13/2000                      8,675,000            8,684,716
Capital One Bank Co.                                           6.88    4/24/2000                      2,550,000            2,556,452
Capital One Bank Co.                                           7.00    4/30/2001                      5,000,000            5,016,100
Capital One Bank Co.                                           7.35    6/20/2000                      6,250,000            6,346,125
Chartwell Re Holdings                                         10.25    3/01/2004                      3,058,000            3,260,593
Coast Federal Bank                                            13.00    12/31/2002                     5,000,000            5,537,500
Commercial Federal                                             7.95    12/01/2006                     2,250,000            2,247,188
Contifinacial Corp.                                            8.38    8/15/2003                     10,225,000           10,469,889
Corestates Capital CFL 144A                                    8.00    12/15/2026                     6,975,000            6,958,888
Enterprise Corp.                                               7.00    6/15/2000                      8,225,000            8,324,523
Equitable Life                                                 6.95    12/01/2005                    10,475,000           10,275,766
First Chicago Corp Notes 144A                                  7.75    12/01/2026                    11,825,000           11,703,676
First Nationwide                                               9.13    1/15/2003                      5,500,000            5,589,375
First Nationwide                                              12.25    5/15/2001                     13,200,000           14,850,000
First Nationwide Escrow 144A                                  10.63    10/01/2003                    18,000,000           19,350,000
First USA Bank                                                 5.75    1/15/1999                        200,000              197,320
First USA Bank                                                 5.85    2/22/2001                        250,000              240,073
First USA Bank                                                 7.00    8/20/2001                      4,650,000            4,691,897
Goldman Sachs Inc. 144A                                        6.20    12/15/2000                    16,725,000           16,500,902
Goldman Sachs Inc. 144A                                        6.38    6/15/2000                     11,850,000           11,774,397
Goldman Sachs Inc. Group L P 144A                              6.20    2/15/2001                     15,000,000           14,759,487
Hartford National Bank Corp.                                   9.85    6/01/1999                        300,000              321,405

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Financial - (continued)
--------------------------------------------------------------
Irsa Parcks Cvt 144A                                           4.50%   8/02/2003                      1,050,000            1,039,500
ISP Holdings Inc. 144A                                         9.00    10/15/2003                     8,825,000            8,913,250
Liberty Mutual Insurance Co. 144A                              7.88    10/15/2026                    11,300,000           11,339,437
Liberty Mutual Insurance Co. Inc. 144A                         8.50    5/15/2025                      2,000,000            2,139,440
Meditrust                                                      7.82    9/10/2026                      5,000,000            5,180,850
Merrill Lynch & Co                                             6.00    3/01/2001                      9,705,000            9,484,017
Merrill Lynch & Co                                             6.50    4/01/2001                      6,775,000            6,757,046
Merrill Lynch & Co                                             6.70    8/01/2000                        500,000              503,450
Midtlantic Bank                                                9.88    12/01/1999                        75,000               81,549
Morgan Stanley Group Inc.                                      6.70    5/01/2001                     11,825,000           11,840,964
Reliance Group Holdings Corp.                                  9.00    11/15/2000                    17,375,000           17,809,361
Riggs National Corp.                                           9.65    6/15/2009                        125,000              143,625
Salomon Brothers Inc.                                          6.29    4/05/1999                      4,300,000            4,235,500
Salomon Brothers Inc.                                          6.63    11/30/2000                    13,625,000           13,545,021
Salomon Brothers Inc.                                          6.82    7/26/1999                      8,625,000            8,681,925
Salomon Brothers Inc.                                          7.00    5/15/1999                      2,275,000            2,292,973
Salomon Brothers Inc.                                          7.13    8/01/1999                      1,950,000            1,971,879
Salomon Brothers Inc.                                          7.25    5/01/2001                      9,190,000            9,276,937
Salomon Brothers Inc.                                          7.75    5/15/2000                      6,640,000            6,818,151
Signet Bank                                                    9.63    6/01/1999                      3,250,000            3,466,613
Smith Barney Holdings                                          6.63    6/01/2000                        300,000              300,711
TIG Holdings Inc.                                              8.13    4/15/2005                         50,000               52,520
Transamerica Capital 144A                                      7.80    12/01/2026                    17,975,000           17,435,750
Travelers Capital II                                           7.75    12/01/2036                    11,355,000           10,948,605
UCFC Home Equity Loan Trust 1996 BA-1                          7.70    1/15/2004                      7,500,000            7,488,825
Union Planters Corp 144A                                       8.20    12/15/2026                     8,200,000            8,046,824
United Companies Financial                                     7.00    7/15/1998                      5,050,000            5,067,827
United Companies Financial                                     9.35    11/01/1999                    11,175,000           11,885,395
USF&G Corp.                                                    7.00    5/15/1998                         50,000               50,439
World Financial Properties 144A                                6.91    9/01/2013                     16,862,285           16,617,255
                                                                                                                   -----------------
                                                                                                                         461,889,777
                                                                                                                   -----------------
Health Care - 1.2%
--------------------------------------------------------------
Healthsouth Rehabilitation                                     9.50    4/01/2001                     14,975,000           15,836,063
Highwoods Properties REIT Notes                                6.75    12/01/2003                    14,950,000           14,666,997
R P Scherer Corp.                                              6.75    2/01/2004                         50,000               48,141
                                                                                                                   -----------------
                                                                                                                          30,551,201
                                                                                                                   -----------------
Real Estate - 1.9%
--------------------------------------------------------------
Avalon Property REIT                                           7.38    9/15/2002                        175,000              177,847
Duke Realty REIT Investments                                   7.38    9/22/2005                        150,000              149,547
Healthcare Properties REIT                                     6.50    2/15/2006                      7,875,000            7,474,320
Merry Land Co. REIT                                            7.25    10/01/2002                       150,000              152,006
Shopping Center Associates                                     6.75    1/15/2004                     10,000,000            9,738,900

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Real Estate - (continued)
--------------------------------------------------------------
Spieker Properties                                             6.65%   12/15/2000                       225,000              223,405
Spieker Properties                                             6.90    1/15/2004                     10,000,000            9,737,800
Sun Communities                                                7.38    5/01/2001                      5,425,000            5,466,393
Taubman Realty Group                                           8.00    6/15/1999                     10,025,000           10,241,139
United Dominion Realty Trust                                   7.95    7/12/2006                      5,850,000            6,091,020
Wellsford Residential Property                                 7.75    8/15/2005                        300,000              307,710
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          49,760,087
                                                                                                                  ------------------
Services - 4.7%
--------------------------------------------------------------
Century Communications                                         9.50    8/15/2000                      2,700,000            2,774,250
Comcast Corp.                                                 10.63    7/15/2012                      8,950,000            9,744,313
Erac Usa Finance                                               7.88    3/15/1998                     16,775,000           17,098,370
Hertz Corp.                                                    7.00    4/15/2001                         35,000               35,448
News America Holdings Corp.                                    7.70    10/30/2025                     5,075,000            4,804,198
News America Holdings Corp.                                    8.88    4/26/2023                      2,400,000            2,564,184
News America Holdings Corp.                                    9.50    7/15/2024                      4,250,000            4,860,130
Time Warner Inc.                                               6.85    1/15/2026                      6,000,000            5,850,180
Time Warner Inc.                                               9.13    1/15/2013                     32,880,000           35,811,252
Viacom Inc.                                                    6.75    1/15/2003                      7,200,000            6,891,552
Viacom Inc.                                                    7.63    1/15/2016                      5,525,000            4,991,285
Viacom Inc.                                                    7.75    6/01/2005                     31,055,000           30,578,927
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         126,004,089
                                                                                                                  ------------------
Technology - 0.3%
--------------------------------------------------------------
Jones Intercable                                               9.63    3/15/2002                      7,950,000            8,347,500
                                                                                                                  ------------------

TOTAL Corporate                                                                                                          819,043,660
                                                                                                                  ------------------

Australia - 0.2%                                                                                  Australian
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
New South Wales Treasury                                       0.00    9/03/2010                     10,730,000            3,025,989
South Australia Government Finance                             0.00    12/21/2015                     4,700,000              877,415
Treasury Corp. of Victoria                                     0.00    8/31/2011                      5,500,000            1,419,990
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           5,323,394
                                                                                                                  ------------------
Canada - 0.0%                                                                                      Canadian
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
Govt. of Canada                                                7.75    9/01/1999                      1,200,000              941,190
                                                                                                                  ------------------


                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Denmark - 0.5%                                                                                      Danish
--------------------------------------------------------------
Government                                                                                          Krone
--------------------------------------------------------------                                  ----------------
Kingdom of Denmark                                             8.00%   11/15/2001                     9,700,000            1,826,952
                                                                                                                  ------------------

Other
--------------------------------------------------------------
Denmark Nykredit                                               7.00    10/01/2026                    53,472,000            8,509,158
Denmark Nykredit                                               8.00    10/01/2026                    12,626,000            2,157,091
Denmark Realkredit                                             7.00    10/01/2026                     3,116,000              495,858
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          11,162,107
                                                                                                                  ------------------

TOTAL Denmark                                                                                                             12,989,059
                                                                                                                  ------------------

Finland - 0.2%                                                                                     Finnish
--------------------------------------------------------------
Government                                                                                          Markka
--------------------------------------------------------------                                  ----------------
Govt. of Finland                                               7.25    4/18/2006                     18,000,000            4,191,236
                                                                                                                  ------------------

Germany - 0.8%                                                                                      German
--------------------------------------------------------------
Government                                                                                       Deutschmark
--------------------------------------------------------------                                  ----------------
Baden Nurttemberg                                              6.20    11/22/2013                     3,000,000            2,017,644
Deutschland Republic                                           6.00    1/05/2006                      1,170,000              770,051
Die Bundrep Deutschland Dm1000                                 8.25    9/20/2001                      7,100,000            5,271,191
Federal Republic of Germany                                    5.88    5/15/2000                      2,255,000            1,537,586
Federal Republic of Germany                                    6.25    1/04/2024                      1,000,000              614,411
Federal Republic of Germany                                    6.88    5/12/2005                      2,000,000            1,395,910
Federal Republic of Germany                                    8.00    7/22/2002                        920,000              681,953
Federal Republic of Germany                                    8.38    5/21/2001                      5,600,000            4,159,740
Federal Republic of Germany                                    9.00    10/20/2000                     4,450,000            3,343,061
Province of Buenos Aires                                      10.00    3/05/2001                      2,000,000            1,389,159
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          21,180,706
                                                                                                                  ------------------
Other
--------------------------------------------------------------
LKB Global                                                     6.00    1/25/2006                      1,150,000              748,079
                                                                                                                  ------------------

TOTAL Germany                                                                                                             21,928,785
                                                                                                                  ------------------

Ireland - 0.4%                                                                                      Irish
--------------------------------------------------------------
Government                                                                                           Punt
--------------------------------------------------------------                                  ----------------
Irish Gilts                                                    6.25    4/01/1999                        640,000            1,089,801
Irish Gilts                                                    6.50    10/18/2001                     2,810,000            4,837,254
Irish Gilts                                                    8.00    10/18/2000                     2,520,000            4,551,417
Irish Gilts                                                    9.25    7/11/2003                        415,000              814,899
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          11,293,371
                                                                                                                  ------------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Italy - 1.1%                                                                                       Italian
--------------------------------------------------------------
Government                                                                                           Lira
--------------------------------------------------------------                                  ----------------
Govt. of Italy                                                 8.50%   1/01/1999                  7,275,000,000            4,983,782
Govt. of Italy                                                 9.50    5/01/2001                  3,640,000,000            2,649,364
Govt. of Italy                                                10.50    11/01/2000                 7,000,000,000            5,196,774
Govt. of Italy                                                10.50    11/01/2000                 3,010,000,000            2,234,613
Govt. of Italy                                                12.00    9/01/2001                  9,200,000,000            7,272,179
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          22,336,712
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Bank Nederlandse                                              10.50    6/18/2003                  1,300,000,000              997,465
Govt. of Italy                                                12.00    9/01/2001                  2,400,000,000            1,897,090
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           2,894,555
                                                                                                                  ------------------

TOTAL Italy                                                                                                               25,231,267
                                                                                                                  ------------------

Japan - 0.5%                                                                                       Japanese
--------------------------------------------------------------
Government                                                                                           Yen
--------------------------------------------------------------                                  ----------------
Govt. of Finland                                               6.00    1/29/2002                    250,000,000            2,573,129
Govt. of Italy                                                 5.13    7/29/2003                    280,000,000            2,805,184
Kingdom of Spain                                               5.75    3/23/2002                    205,000,000            2,092,349
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           7,470,662
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Interamer Development Bank                                     6.00    10/30/2001                   145,000,000            1,488,007
KFW International Finance                                      6.00    11/29/1999                   301,000,000            2,949,479
Kingdom of Belgium                                             5.00    12/17/1999                   220,000,000            2,102,721
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           6,540,207
                                                                                                                  ------------------

TOTAL Japan                                                                                                               14,010,869
                                                                                                                  ------------------

New Zealand - 0.4%                                                                               New Zealand
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
Government Property Services                                   7.25    3/15/1999                      4,850,000            3,383,411
Housing New Zealand                                            8.00    11/15/2006                     2,500,000            1,771,364
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           5,154,775
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Fernz Capital                                                  9.80    4/15/2002                      3,800,000            2,717,872
Fletcher Challenge                                            10.00    4/30/2005                      1,500,000            1,129,923
Fletcher Challenge Cvt                                        11.25    12/15/2002                     3,100,000            2,446,853
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           6,294,648
                                                                                                                  ------------------

TOTAL New Zealand                                                                                                         11,449,423
                                                                                                                  ------------------


                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Norway - 0.4%                                                                                     Norwegian
--------------------------------------------------------------
Government                                                                                          Krona
--------------------------------------------------------------                                  ----------------
Govt. of Norway                                                7.00%   5/31/2001                     34,000,000            5,701,177
Govt. of Norway                                                9.50    10/31/2002                     8,000,000            1,499,043
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           7,200,220
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Union Bank of Norway                                          12.75    10/26/2002                    12,500,000            2,052,759
Vital Forsikring                                               7.85    9/22/2003                      8,100,000            1,338,134
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           3,390,893
                                                                                                                  ------------------
                                                                                                                   -----------------

TOTAL Norway                                                                                                              10,591,113
                                                                                                                  ------------------

Spain - 0.8%                                                                                       Spanish
--------------------------------------------------------------
Government                                                                                          Peseta
--------------------------------------------------------------                                  ----------------
Castilla Junta                                                 8.30    11/29/2001                    85,000,000              706,099
Junta de Andalucia                                            11.10    12/02/2005                   690,000,000            6,697,168
Kingdom of Spain                                              10.10    2/28/2001                    650,000,000            5,754,213
Kingdom of Spain                                              10.30    6/15/2002                    520,600,000            4,754,106
Kingdom of Spain                                              12.25    3/25/2000                    421,000,000            3,840,997
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          21,752,583
                                                                                                                  ------------------
Sweden - 0.4%                                                                                      Swedish
--------------------------------------------------------------
Government                                                                                          Krone
--------------------------------------------------------------                                  ----------------
Kingdom of Sweden                                             13.00    6/15/2001                     33,500,000            6,307,526
Kingdom of Sweden #1036                                       10.25    5/05/2000                     24,100,000            4,066,569
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          10,374,095
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Fulmar Mortgage Sec #1                                         7.65    11/01/2000                     2,357,280              344,869
                                                                                                                  -
                                                                                                                   -----------------

TOTAL Sweden                                                                                                              10,718,964
                                                                                                                  ------------------
                                                                                                   British
United Kingdom - 1.0%                                                                               Pound
--------------------------------------------------------------
Government                                                                                         Sterling
--------------------------------------------------------------                                  ----------------
UK Gilt Treasury                                               6.00    8/10/1999                        612,000            1,024,497
UK Gilt Treasury                                               9.00    3/03/2000                      1,000,000            1,800,810
UK Treasury                                                    6.75    11/26/2004                     1,790,000            2,942,858
UK Treasury                                                    7.50    12/07/2006                     1,530,000            2,616,904
UK Treasury                                                    8.00    12/07/2000                       600,000            1,055,769
UK Treasury                                                    8.50    12/07/2005                     2,000,000            3,646,560
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          13,087,398
                                                                                                                  ------------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Other
--------------------------------------------------------------
Alliance And Leicester Bldg Soc.                               8.75%   12/07/2006                     1,700,000            2,968,608
Birmingham Midshires Bldg Soc.                                 9.13    1/05/2006                      1,000,000            1,764,965
Mepc Plc                                                      12.00    6/30/2006                      1,280,000            2,722,765
Northern Rock Building Soc.                                    9.38    10/17/2021                     1,100,000            1,962,294
Smithkline Beecham Corp.                                       8.13    11/25/1998                     1,500,000            2,603,310
Woolwich Building Society                                     11.63    12/18/2001                       600,000            1,171,971
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          13,193,913
                                                                                                                  ------------------

TOTAL United Kingdom                                                                                                      26,281,311
                                                                                                                  ------------------

Yankee Bonds - 5.0%
--------------------------------------------------------------
Cominco Ltd.                                                   6.88    2/15/2006                     16,950,000           16,180,640
Doman Industries Limited                                       8.75    3/15/2004                     12,300,000           11,485,125
Falconbridge Case Limited                                      7.35    11/01/2006                    22,050,000           22,276,454
Fletcher Challenge                                             7.75    6/20/2006                     11,150,000           11,587,972
Govt. of Argentina                                             6.63    3/31/2005                      5,292,000            4,604,040
Malette Inc.                                                  12.25    7/15/2004                      7,050,000            7,525,875
Methanex Corp.                                                 7.40    8/15/2002                      4,500,000            4,590,000
Methanex Corp.                                                 7.75    8/15/2005                     23,685,000           24,336,338
Novacor Chemical                                               6.50    9/22/2000                        525,000              520,569
St Georges Bank 144A                                           7.15    10/15/2005                    19,200,000           19,169,664
Tembec Finance Corp.                                           9.88    9/30/2005                      9,400,000            8,883,000
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         131,159,677
                                                                                                                  ------------------

U.S. Government Agency - 31.3%
--------------------------------------------------------------

Pass Thru Securities - 31.3%
--------------------------------------------------------------
CSFB 1995-A 144A                                               7.54    11/15/2005                    11,150,000           11,076,828
FDIC Remic Trust 1994-C1 2C                                    8.45    9/25/2025                        250,000              260,625
FHLMC                                                          5.25    3/06/1997                      4,425,000            4,371,439
FHLMC                                                          5.50    1/15/1997                     21,600,000           21,537,300
FHLMC                                                          5.52    1/22/1997                     10,000,000            9,960,133
FHLMC                                                          6.50    3/01/2026 - 5/01/2026         36,032,385           34,482,327
FHLMC                                                          7.50    6/01/2026 - 9/01/2026        128,217,772          128,371,733
FNMA                                                           5.53    1/17/1997                      5,000,000            4,983,871
FNMA                                                           6.50    12/01/2025 - 5/01/2026        80,229,107           76,577,846
FNMA                                                           7.00    11/01/2023 - 7/01/2026       276,089,336          270,351,449
GNMA                                                           7.00    4/15/2022 - 1/15/2025         93,412,339           91,779,374
GNMA                                                           7.50    12/15/2021 - 5/15/2023        14,827,737           14,900,252
GNMA                                                           9.00    4/15/2016 - 8/15/2026         96,831,245          103,427,228
Lehman Brothers Commercial Conduit Mortgage Trust 1995-C2      7.05    9/25/2025                      1,930,000            1,882,353
Resolution Trust Corp. 1994 C2 E                               8.00    4/25/2025                      5,329,746            5,298,101

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Pass Thru Securities - (continued)
--------------------------------------------------------------
Resolution Trust Corp. 1994-1 Cl M2                            7.75%   9/25/2029                      3,657,522            3,679,239
Resolution Trust Corp. 1994-C2 D AL 1                          8.00    4/25/2025                      4,736,749            4,830,004
Resolution Trust Corp. 1995 Cl E                               6.90    2/25/2027                     13,246,240           11,271,722
Resolution Trust Corp. 1995-2B1                                7.45    9/15/2025                      2,197,978            2,195,231
Resolution Trust Corp. P-T Ser 1992-M4 A1                      8.00    8/25/2023                      1,997,141            2,010,871
Structured Asset Security Corp. 1994-C1 D                      6.87    8/25/2026                     10,000,000            9,640,625
Structured Asset Security Corp. 1996-Cfl C                     6.53    2/25/2028                      6,700,000            6,545,063
                                                                                                                  ------------------
TOTAL U.S. Government Agency                                                                                             819,433,614
                                                                                                                  ------------------

U.S. Treasury Obligations - 18.8%
--------------------------------------------------------------

Treasury Bonds - 6.4%
--------------------------------------------------------------
U.S. Treasury Bond                                             6.50    8/15/2005                     14,975,000           15,070,990
U.S. Treasury Bond                                             7.63    2/15/2025                     11,075,000           12,301,889
U.S. Treasury Bond                                             7.88    2/15/2021                      3,345,000            3,780,887
U.S. Treasury Bond                                             8.13    8/15/2019                    118,845,000          137,470,388
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         168,624,154
                                                                                                                  ------------------
Treasury Notes - 12.4%
--------------------------------------------------------------
U.S. Treasury Note                                             5.63    11/30/2000                     7,165,000            7,035,099
U.S. Treasury Note                                             5.75    10/31/2000                     8,645,000            8,530,194
U.S. Treasury Note                                             6.25    4/30/2001                     40,975,000           41,064,735
U.S. Treasury Note                                             6.38    1/15/2000                      5,795,000            5,845,706
U.S. Treasury Note                                             6.38    3/31/2001                     24,825,000           24,991,824
U.S. Treasury Note                                             6.63    6/30/2001                     77,975,000           79,229,618
U.S. Treasury Note                                             6.88    3/31/2000                     23,425,000           23,952,063
U.S. Treasury Note                                             7.13    2/29/2000                     39,275,000           40,434,791
U.S. Treasury Note                                             6.13    7/31/2000                     67,600,000           67,600,000
U.S. Treasury Note (Strip)                                     0.00    11/15/1999                     3,605,000            3,040,349
U.S. Treasury Note (Strip)                                     0.00    8/15/2008                     44,095,000           20,618,822
U.S. Treasury Note (Strip)                                     0.00    8/15/2015                      4,965,000            1,404,003
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         323,747,204
                                                                                                                  ------------------
TOTAL U.S. Treasury Obligations                                                                                          492,371,358
                                                                                                                  ------------------

TOTAL BONDS and NOTES (Cost $2,476,654,211)                                                                            2,505,383,111
                                                                                                                  ------------------

Preferred Stock - 2.4%
--------------------------------------------------------------
Australia & New Zealand Bank                                                                            358,000            9,710,750
Bank United of Texas                                                                                    148,380            3,950,618
Capita Preferred Trust                                                                                  449,200           11,623,050
Credit Lyon Capital 144A                                                                                244,250            5,831,469
First Nationwide Bank                                                                                     8,400              963,900
Fresenius Medical Care*                                                                                   2,500            2,543,750

                                                                                                     Par                 Value
Security                                                                                          Value (1)            (Note 1A)
---------------------------------------------------------------------                     ---------------------  -------------------

Preferred Stock - (continued)
--------------------------------------------------------------
Newscorp Overseas Ltd. Ser B                                                                            232,000            5,307,000
Public Service of New Hampshire                                                                          73,220            1,845,144
Riggs National Corp.                                                                                     58,075            1,662,397
Time Warner Inc. 10.25% Ser M                                                                            17,158           18,359,256
                                                                                                                  ------------------
TOTAL Preferred Stock (Cost $59,889,391)                                                                                  61,797,334
                                                                                                                  ------------------
                                                                                                  Principal
                                                                                                  Amount of
--------------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                       Contracts
--------------------------------------------------------------                                  ----------------
BGB 7% Put/ Str 106.29, 4/24/97                                                                     112,000,000               36,736
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                               5,700,000,000               17,100
BTPS 9.5% Put/ Str 107.44, 10/08/97                                                               6,200,000,000                    0
CAN 7% Call, Str 105.71, 1/16/97                                                                      5,000,000               31,365
CHF Put/AUD Call, Str .9725, 9/10/97                                                                  2,400,000              141,492
CHF Put/GBP Call, Str 2.26, 9/25/97                                                                   5,700,000              115,277
CHF Put/USD Call, Str 1.30, 1/31/97                                                                   3,800,000              112,860
DBR 6.25% Call, Str 101.92, 10/20/97                                                                  6,300,000               70,894
DBR 6.25% Call, Str 102.33, 5/9/97                                                                    7,200,000               57,485
DBR 6.25% Call, Str 94.13, 2/6/97                                                                     5,700,000               44,774
DBR 6.25% Call, Str 96.00, 2/28/97                                                                    6,700,000               27,832
DEM 8.375% Call, Str 114.62, 1/09/97                                                                  7,440,000                4,829
DEM Put/ITL Call, Str 40.0000, 09/08/97                                                               5,900,000              129,452
DEM Put/USD Call, Str 1.5020, 09/05/97                                                                4,800,000              144,000
DEM Put/USD Call, Str 1.550, 4/22/97                                                                  3,700,000               46,990
DGB 8% Call, Str 108.84, 3/17/97                                                                     20,900,000               47,192
FRF 6.5% Put/ Str 103.65, 4/16/97                                                                    21,000,000               41,265
FRF Put/USD Call, Str 5.265, 3/20/97                                                                  3,900,000               29,250
FRF Put/USD Call, Str 5.3000, 12/01/97                                                                3,900,000               53,040
ITL 9.5% Call, Str 109.68, 3/6/97                                                                 4,500,000,000               36,000
ITL 9.5% Put/ Str 102.07, 1/10/97                                                                 5,065,000,000                    0
JGB 6.4% Call, Str 120.603, 2/5/97                                                                1,000,000,000                3,000
JPY 4.8% Call, Str 115.912, 2/03/97                                                                 950,000,000                9,500
JPY Put/AUD Call, Str 86.0000, 9/10/97                                                              200,000,000               94,800
JPY Put/ITL Call, Str 14.5000, 09/08/97                                                             400,000,000              235,200
JPY Put/USD Call, Str 120.00, 1/05/98                                                                 3,900,000               50,310
SPGB 8.40% Call, Str 107.910, 2/19/97                                                               450,000,000               51,750
SPGB 8.40% Put/ Str 105.65, 4/30/97                                                                 470,000,000                7,050
UKT 7.5% Call, Str 99.0625, 2/14/97                                                                   2,200,000               51,788
USD Put/MXP Call, Str 9.12, 9/30/97                                                                   1,600,000               67,520
                                                                                                                  -
                                                                                                                   -----------------
Total Purchased Options (Premium Paid $1,617,827)                                                                          1,758,751
                                                                                                                  ------------------


                                                                                                     Par                 Value
Security                                                                                          Value (1)            (Note 1A)
---------------------------------------------------------------------                     ---------------------  -------------------

Repurchase Agreement - 0.4%
--------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $10,888,941 (Collateralized by
FNMA FNAR with a rate of 7.832% and a maturity date of
8/01/25 with a market value of $11,103,192. (Cost $10,885,482)                                       10,885,482           10,885,482
                                                                                                                  ------------------

TOTAL INVESTMENTS  (Cost $2,549,046,911) - 98.6%                                                                       2,579,824,678
                                                                                                  Principal
                                                                                                  Amount of
--------------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                       Contracts
--------------------------------------------------------------                                  ----------------
AUD Put/CHF Call, Str .9060, 9/10/97                                                                  2,400,000          (10,030)
AUD Put/JPY Call, Str 79.0000, 9/10/97                                                              200,000,000          (12,200)
DBR 6.25% Call, Str 101.92, 4/18/97                                                                   6,300,000          (65,029)
DBR 6.25% Put/ Str 101.60, 4/16/97                                                                    6,200,000          (39,444)
DBR 6.25% Put/ Str 101.650, 4/24/97                                                                   5,400,000          (36,455)
DBR 8.25% Put/ Str 112.420, 2/19/97                                                                   5,400,000           (5,962)
DBR 8.25% Put/ Str 113.57, 4/30/97                                                                    5,580,000          (47,452)
DBR 8.25% Put/ Str 113.58, 4/30/97                                                                    5,700,000          (57,725)
DEM 6.25% Put/ Str 101.95, 1/08/97                                                                    6,200,000             (806)
DGB 8% Call, Str 111.84, 3/17/97                                                                     20,900,000          (12,415)
DGB 8% Put/ Str 105.84, 3/17/97                                                                      20,900,000           (9,572)
GBP Put/CHF Call, Str 1.835, 9/25/97                                                                  4,800,000           (4,301)
ITL 9.5% Call, Str 111.68, 3/6/97                                                                 4,500,000,000           (9,000)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                                  4,500,000,000           (4,500)
ITL Put/DEM Call, Str 80.0000, 09/08/97                                                               5,900,000          (11,487)
ITL Put/JPY Call, Str 15.1000, 09/08/97                                                             400,000,000          (26,000)
JPY Put/USD Call, Str 105.00, 1/05/98                                                                 3,900,000          (50,310)
UKT 7.5% Call, Str 102.0625, 2/14/97                                                                  2,200,000          (10,595)
USD Put/CHF Call, Str 1.22, 1/31/97                                                                   3,800,000           (1,900)
USD Put/CHF Call, Str 1.42, 3/20/97                                                                   3,900,000          (11,700)
USD Put/DEM Call, Str 1.3800, 09/05/97                                                                4,800,000          (20,160)
USD Put/DEM Call, Str 1.425, 4/22/97                                                                  3,700,000           (8,880)
                                                                                                                  -
                                                                                                                   -----------------
Total Written Options (Premium Received $1,081,780)                                                                        (455,923)
                                                                                                                  ------------------

Other Assets less Liabilities - 1.4%                                                                                      36,742,834
                                                                                                                  ------------------

NET ASSETS - 100.0%                                                                                                    2,616,111,589
                                                                                                                   =================

144A - Securities exempt from registration under Rule 144A of the
            Securities Act of 1933. These securities may be resold in transactions exempt from registration.

(1) - Denominated in United States currency unless otherwise noted

                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
    Investments, at value (Note 1A) (identified cost, $2,549,046,911)                                    $    2,579,824,678
    Foreign currency, at value (cost, $237,494)                                                                     263,220
    Receivable for investments sold                                                                              19,198,227
    Interest and dividends receivable                                                                            36,872,639
    Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                               3,529,710
    Deferred organizational costs (Note 1F)                                                                          85,593
                                                                                                           -----------------
       Total assets                                                                                      $    2,639,774,067

Liabilities:
    Payable for investments purchased                                                 $    19,979,132
    Payable for daily variation margin on open
       financial futures contracts (Note 5)                                                    36,718
    Written options outstanding, at value (premiums received, $1,081,781) (Note 5)            455,923
    Unrealized depreciation on forward foreign currency exchange contracts (Note 5)         2,915,337
    Accrued trustee fees                                                                        5,824
    Payable to Investment Adviser (Note 1F)                                                   100,920
    Accrued expenses and other liabilities                                                    168,624
                                                                                        --------------
       Total liabilities                                                                                         23,662,478
                                                                                                           -----------------

Net Assets (applicable to investors' beneficial interest)                                                $    2,616,111,589
                                                                                                           =================



                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                                December 31, 1996

Investment Income:
        Interest Income                                                                                  $     118,492,713
        Dividend income                                                                                          3,449,029
                                                                                                           ----------------
            Total income                                                                                       121,941,742

     Expenses
        Investment advisory fee (Note 2)                                              $     5,121,756
        Trustees fees                                                                          52,250
        Accounting, custody and transfer agent fees                                           513,352
        Legal and audit services                                                              181,791
        Insurance expense                                                                      67,074
        Amortization of organization expense (Note 1F)                                         10,067
        Miscellaneous                                                                          13,705
                                                                                        --------------
            Total expenses                                                                                       5,959,995
                                                                                                           ----------------

               Net investment income (loss)                                                                    115,981,747
                                                                                                           ----------------

Realized and Unrealized Gain (Loss)
     Net realized gain(loss):
            Investment security transactions                                               (2,396,988)
            Financial futures                                                                 459,448
            Written options                                                                 5,492,345
            Foreign currency and forward foreign
               currency exchange contracts                                                 (1,683,196)
                                                                                        --------------
     Net realized gain (loss)                                                                                    1,871,609

     Change in unrealized appreciation (depreciation):
            Investment securities                                                          87,702,505
            Financial futures                                                                  (9,849)
            Written options                                                                   152,462
            Foreign currency transactions and forward foreign
               currency contracts                                                            (840,977)
                                                                                        --------------
     Change in net unrealized appreciation (depreciation)                                                       87,004,141
                                                                                                           ----------------

            Net realized and unrealized gain (loss)                                                             88,875,750
                                                                                                           ----------------

               Net increase (decrease) in net assets from operations                                     $     204,857,497
                                                                                                           ================



                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                                December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                      $      115,981,747
        Net realized gain (loss)                                                                                   1,871,609
        Change in net unrealized appreciation (depreciation)                                                      87,004,141
                                                                                                            -----------------
            Net increase (decrease) in net assets from operations                                                204,857,497
                                                                                                            -----------------


     Capital transactions
        Assets contributed by Standish Fixed Income Fund at commencement
            (including unrealized loss of $55,177,329)                                                         2,294,116,139
        Contributions                                                                                            268,522,894
        Withdrawals                                                                                             (151,384,941)
                                                                                                            -----------------
         Increase in net assets resulting from capital transactions                                            2,411,254,092
                                                                                                            -----------------

            Total increase (decrease) in net assets                                                            2,616,111,589

Net Assets
     At beginning of period                                                                                        -
                                                                                                            -----------------

     At end of period                                                                                     $    2,616,111,589
                                                                                                            =================

                     Standish, Ayer & Wood Master Portfolio
                        Standish Fixed Income Portfolio

                               Supplementary Data
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                              0.37%  *
     Net investment income                                 7.14%  *


Portfolio Turnover                                         69%

     *  Annualized

         Notes to Financial Statements

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     D.   Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Foreign currency transactions--
         Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F.   Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April 2001. These costs were paid for by the investment adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from the investment adviser. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)       Purchases and Sales of Investments:

         Purchases   and  proceeds   from  sales  of   investments,   short-term
obligations, were as follows:

                                        Purchases                 Sales


U.S. Government Securities       $     1,149,839,373    $      1,107,554,471
                                   ==================     ===================

Non-U.S. government securities   $       710,165,569    $        510,341,415
                                   ==================     ===================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                              $2,550,487,586


Gross unrealized appreciation                                  $48,492,562
Gross unrealized depreciation                                  (19,155,471)
                                                         ==================
      Net unrealized appreciation (depreciation)               $29,337,091
                                                         ==================




(5)       Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Funds' Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option purchased by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period May 3, 1996 through December 31, 1996 is as follows:

                                       Written Put Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                9                   886,446
      Options written                                                          35                 3,426,954
      Options exercised                                                        0                      0
      Options expired                                                         (18)               (3,317,837)
      Options closed                                                          (17)                (786,441)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     9            $      209,122
                                                                       ===================    ===================

                                        Written Call Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                11                  899,127
      Options written                                                          17                  957,654
      Options exercised                                                       (5)                 (366,812)
      Options expired                                                          8                  (620,798)
      Options closed                                                           7                  (469,532)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     8            $      399,639
                                                                       ===================    ===================

                                   Written Cross Currency Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                5                   458,184
      Options written                                                          12                  666,145
      Options exercised                                                        0                      0
      Options expired                                                         (2)                  (28,387)
      Options closed                                                          (10)                (622,922)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     5            $      473,020
                                                                       ===================    ===================



           Forward currency exchange contracts--
         The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. At December 31, 1996, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts
                                                                           U.S. $               U.S. $            U.S. $
                                                       Contract           Aggregate             Market          Unrealized
Contracts to Receive                                  Value Date         Face Amount            Value           Gain/(Loss)
------------------------------------                ---------------  --------------------  -----------------   --------------

Australian Dollar                                   02/06/97-02/10/97          2,501,837          2,452,899          (48,938)
Canadian Dollar                                        02/10/97                1,099,480          1,074,899          (24,581)
German Deutche Mark                                    08/01/97                6,768,265          6,609,443         (158,822)
Danish Krone                                        01/10/97-08/04/97          5,261,840          5,275,871           14,031
Finnish Markka                                         01/08/97                  799,475            782,904          (16,571)
Greek Drachma                                          08/01/97                    2,129              2,137                8
Irish Punt                                             01/17/97                1,635,871          1,695,858           59,987
Italian Lira                                        01/02/97-08/01/97          6,151,580          6,201,368           49,788
Japanese Yen                                           02/24/97                4,008,443          3,826,123         (182,320)
Norwegian Krone                                        01/13/97                  874,650            890,165           15,515
                                                                     --------------------  -----------------
                                                                     ====================  =================   ==============
                                                                             $29,103,570        $28,811,669        ($291,903)
                                                                     ====================  =================   ==============

                                                                           U.S. $               U.S. $            U.S. $
                                                       Contract           Aggregate             Market          Unrealized
Contracts to Deliver                                  Value Date         Face Amount            Value           Gain/(Loss)
------------------------------------                ---------------  --------------------  -----------------   --------------

Australian Dollar                                   02/06/97-02/10/97          7,746,835          7,792,626          (45,791)
Canadian Dollar                                     02/10/97-02/28/97          2,123,472          2,102,078           21,394
German Deutche Mark                                 01/09/97-08/01/97         23,612,580         23,474,215          138,365
Danish Krone                                        01/10/97-08/04/97         18,050,544         17,838,326          212,218
Spanish Peseta                                      01/29/97-06/20/97         21,846,426         21,542,405          304,022
Finnish Markka                                      05/19/97-06/03/97          4,797,274          4,764,208          (33,066)
British Pound Sterling                              01/21/97-03/27/97         24,454,601         25,494,163       (1,039,562)
Greek Drachma                                          08/01/97                3,323,273          3,406,979          (83,706)
Irish Punt                                          01/17/97-02/24/97         12,507,341         12,979,367         (472,026)
Italian Lira                                        01/02/97-08/01/97         32,787,646         33,058,136         (270,490)
Japanese Yen                                        02/05/97-03/13/97         20,034,449         18,483,348        1,551,101
Norwegian Krone                                     01/13/97-07/21/97         11,494,896         11,446,334           48,562
New Zealand Dollar                                  01/13/97-02/18/97         11,347,684         11,425,010          (77,326)
Swedish Krona                                       01/08/97-06/05/97         11,677,065         11,479,388          197,677
                                                                     --------------------  -----------------   --------------
                                                                            $205,804,086       $205,286,583         $517,505
                                                                     --------------------  -----------------   --------------
                                                                     ====================  =================   ==============

Forward Foreign Currency Contracts
                                                        U.S. $                                  U.S. $            U.S. $
                                       Contract         Market            Contracts             Market          Unrealized
Contracts to Deliver                     Date           Value            to Receive             Value           Gain/(Loss)
------------------------------------  -----------   ---------------  --------------------  -----------------   --------------

Swiss Franc                            07/21/97          3,021,890   Norwegian Krone              3,394,395          372,505
Swiss Franc                            08/04/97          2,747,379   Danish Krone                 2,981,552          234,173
German Deutsche Mark                   08/01/97          3,263,328   Greek Drachma                3,404,842          141,514
German Deutsche Mark                   08/01/97          1,680,746   Italian Lira                 1,753,313           72,567
Danish Krone                           08/04/97          3,010,970   Swiss Franc                  2,747,379         (263,591)
Finnish Markka                         01/08/97            782,904   Swedish Krona                  825,634           42,730
French Franc                           08/27/97          3,372,578   Czech Koruna                 3,393,065           20,487
Norwegian Krone                        07/21/97          3,253,504   Swiss Franc                  3,021,890         (231,614)
                                                    ---------------                        =================   --------------
                                                       $21,133,299                              $21,522,070         $388,771
                                                    ---------------                        =================   --------------
                                                    ===============                                            ==============

           Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Portfolio held the following futures contracts:

                                                                Expiration      Underlying Face        Unrealized
                   Contract                        Position        Date          Amount at Value       Gain/(Loss)
------------------------------------------------   ----------  --------------   -------------------   --------------

U.S. Treasury Note 10 year (47 contracts)            Long                 03/31/97      $5,128,875         ($32,781)




         At December 31, 1996, the Portfolio had segregated sufficient cash and or securities to cover margin requirements on open futures contracts.

 .........Interest rate swap contracts--
         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. At December 31, 1996, there were no open interest rate swap contracts.

                           Independent Auditors' Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Fixed Income Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Fixed Income Portfolio, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Fixed Income Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                      Standish Fixed Income Fund II Series

                       Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion

The bond market offered a wild ride for investors during 1996 - and higher interest rates overall. At year end, the long bond's 6.64% yield reflected a rise of 69 basis points versus year end 1995. On a quarterly basis, rates rose in the first and second quarters, as a rapidly expanding economy heightened investor concerns. Yields continued to rise through August based upon ongoing signs of economic strength and worries of Federal Reserve tightening - which never happened. The Fed's decision not to raise interest rates sparked a rally that lasted through the end of November when rates, once again, resumed their rise. While inflation concerns waxed and waned throughout the year, inflation proved to be quite subdued: core and consumer price inflation remained below three percent while producer price inflation fluctuated around 2.5%. Wage inflation also showed little evidence of being a potential problem.

For 1996, the Fund's 3.77% total return outperformed the 3.63% return posted by the Lehman Aggregate Index by 14 basis points and the 2.90% return of the Lehman Government/Corporate Index by 87 basis points. Corporate and mortgage returns well offset the adverse impact of the slightly longer duration position the fund maintained throughout the year.

During the year, the fund maintained an overweighted posture in corporate bonds and mortgages - sectors that proved to be steady return contributors through most of the year. These two spread sectors, corporates and mortgages, helped cushion the blow of higher interest rates. In the corporate sector, investor confidence in the economy proved a positive. Due to an insatiable demand for yield on the part of bond investors, corporate spreads narrowed, in spite of record issuance of investment grade corporates. The corporates held in the fund outperformed in the first, third and fourth quarters and posted neutral returns versus the index for the second quarter. 1996 proved to be a good performance year for mortgages as moderately higher interest rates, especially in the first three quarters of the year, served to reduce prepayment risk and allowed yield spreads to narrow. We reduced our exposure to mortgages - a heavy overweighting at the beginning of the year - as the sector outperformed.

As we enter 1997, the fund continues to be overweighted versus the Lehman Aggregate Index in both the corporate and mortgage sectors. For 1997, as was the case in 1996, we believe the fund's yield advantage versus its benchmark index will continue to be an important determinant of absolute return going forward. Overall, the fund is well positioned for an environment of more stable or modestly higher interest rates.

In closing, we hope that this information is helpful to you in reviewing your overall investment strategies. As always, we appreciate and thank you for your continued confidence as shareholders.







David C. Stuehr                                         Caleb Aldrich

                     Standish, Ayer & Wood Investment Trust
                      Standish Fixed Income Fund II Series

             Comparison of Change in Value of $100,000 Investment in
        Standish Fixed Income Fund II, Lehman Gov't/Corp Index and Lehman
                                 Aggregate Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Fixed Income Fund II compared with the Lehman Gov't/Corp Index and Lehman Aggregate Index for the period July 3, 1995 to December 31, 1996, based upon a $100,000 investment. Also included is the average annual total return for one year and since inception.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II
                            Portfolio of Investments
                                December 31, 1996

                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

BONDS and NOTES - 82.1%

Asset Backed - 5.1%
---------------------------------------------------
AFC Home Equity Loan Trust 1994 31A                         8.00%      10/25/2024        $      605,827  $       617,186
Continental Mortgage Home Equity 1996-4 A9                  6.88        1/15/2028               600,000          591,750
Equacredit Home Equity 1996-1                               6.19       12/15/2010                75,000           73,430
Mortgage Cap Fd 96 Non-Erisa                                7.80        4/15/2006               100,000          103,063
RTC 1994-C1 C Non-Erisa                                     8.00        6/25/2026                75,000           76,852
RTC 1994-C2 C                                               8.00        4/25/2025                75,000           76,852
The Money Store Home Equity 1996-A5 Erisa                   6.85        6/15/2019               100,000          100,016
The Money Store Home Equity 1996-B A5                       7.18        2/15/2015                75,000           75,891
UCFC Home Equity Loan Trust 1994-D A4                       8.78        2/10/2016               100,000          103,844
                                                                                                         ----------------
Total Asset Backed                                                                                             1,818,884
                                                                                                         ----------------

Collateralized Mortgage Obligation - 1.1%
---------------------------------------------------
Merrill Lynch Mortgage Investments 1996-C2E                 6.96       12/21/2028               400,000          375,125
                                                                                                         ----------------

Corporate - 30.5%
---------------------------------------------------

Basic Industry - 0.3%
---------------------------------------------------
Brascan Ltd.                                                7.38       10/01/2002               100,000          100,193
                                                                                                           --------------

Capital Goods - 0.5%
---------------------------------------------------
Conseco Finance Trust II                                    8.70       11/15/2026               175,000          177,042
                                                                                                         ----------------

Consumer Cyclical - 0.3%
---------------------------------------------------
Ford Motor                                                  8.38        1/15/2000               100,000          105,296
                                                                                                         ----------------

Consumer Stable - 0.3%
---------------------------------------------------
ADT Operations                                              8.25        8/01/2000               100,000          103,911
                                                                                                         ----------------

Energy - 0.2%
---------------------------------------------------
Kern River Funding 144A **                                  6.72        9/30/2001                75,000           74,897
                                                                                                         ----------------




                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

Financial - 18.5%
---------------------------------------------------
Advanta National Bank                                       6.45%      10/30/2000        $       75,000  $        74,075
Bank America Corp. Capital Securities 144A **               7.70       12/31/2026               100,000           97,267
Capital One Bank Co.                                        5.95        2/15/2001               250,000          241,460
Capital One Bank Co.                                        7.00        4/30/2001               250,000          250,805
Comdisco Inc.                                               5.75        2/15/2001               350,000          338,797
Corestates Capital CFL 144A **                              8.00       12/15/2026               350,000          349,192
First Chicago Corp Notes 144A **                            7.75       12/01/2026               175,000          173,205
First USA Bank                                              7.00        8/20/2001               250,000          252,253
Fleet Financial Group                                       7.13        5/01/2000               100,000          101,846
Goldman Sachs Inc. 144A **                                  6.38        6/15/2000               400,000          397,448
Loewen Group International Inc. 144A **                     8.25       10/15/2003               575,000          580,767
Mellon Bank I                                               7.72       12/01/2026               175,000          171,395
Merrill Lynch                                               6.00        1/15/2001                75,000           73,557
Merrill Lynch & Co                                          6.50        4/01/2001               300,000          299,205
Midatlantic Bank                                            9.88       12/01/1999               193,000          209,853
Morgan Stanley Group Inc., Med. Term Notes                  5.75        2/15/2001               100,000           96,918
Morgan Stanley Group Inc.                                   6.70        5/01/2001               250,000          250,793
Nordbanken 144A **                                          7.25       10/30/2006               325,000          326,079
Post Apt Homes REIT Nts Ncl                                 7.25       10/01/2003               100,000          101,005
Salomon Brothers Inc.                                       6.63       11/30/2000               300,000          298,239
Salomon Brothers Inc.                                       7.00        5/15/1999               100,000          100,790
Salomon Brothers Inc.                                       7.25        5/01/2001               300,000          302,838
Sears Roebuck                                               7.13        9/13/2001               250,000          254,458
Security Connecticut Corp.                                  7.13        3/01/2003               100,000           98,068
Simon Debartolo                                             6.88       11/15/2006               350,000          341,303
Smith Barney Holdings                                       6.63        6/01/2000               100,000          100,237
UCFC Home Equity Loan 1996                                  7.70        1/15/2004               150,000          149,777
Union Planters Corp.                                        6.25       11/01/2003                50,000           48,022
United Companies Financial                                  9.35       11/01/1999               400,000          425,428
USF&G Corp.                                                 8.38        6/15/2001                75,000           79,656
                                                                                                         --
                                                                                                           --------------
                                                                                                               6,584,736
                                                                                                         ----------------
Health Care - 2.4%
---------------------------------------------------
Ahmanson (H.F.) & Co. 144A **                               8.36       12/01/2026               175,000          174,785
Highwoods Properties REIT Notes                             6.75       12/01/2003               525,000          515,057
Trinet Corp. Realty Trust                                   7.30        5/15/2001               150,000          151,590
                                                                                                         --
                                                                                                           --------------
                                                                                                                 841,432
                                                                                                         ----------------









                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

Real Estate - 3.2%
---------------------------------------------------
Avalon Property REIT                                        7.38%       9/15/2002        $      100,000  $       101,600
Duke Realty REIT Investments                                7.38        9/22/2005               100,000           99,698
Meditrust                                                   7.38        7/15/2000               275,000          280,198
Shopping Center Associates                                  6.75        1/15/2004               250,000          243,473
Spieker Properties                                          6.65       12/15/2000               100,000           99,291
Storage USA REIT                                            7.13       11/01/2003               200,000          198,570
Wellsford Residential Property                              7.75        8/15/2005               100,000          102,570
                                                                                                         --
                                                                                                           --------------
                                                                                                               1,125,400
                                                                                                         ----------------
Services - 3.8%
---------------------------------------------------
News America Holdings Corp.                                 7.70       10/30/2025               300,000          286,635
News America Holdings Corp.                                 9.50        7/15/2024               100,000          114,356
Time Warner Inc.                                            6.85        1/15/2026                50,000           48,752
Time Warner Entertainment                                   8.38        3/15/2023               250,000          254,093
Time Warner Inc.                                            9.15        2/01/2023               400,000          435,092
Viacom Inc.                                                 7.75        6/01/2005               225,000          221,551
                                                                                                         --
                                                                                                           --------------
                                                                                                               1,360,479
                                                                                                         ----------------

Technology - 1.0%
---------------------------------------------------
ITT Corp.                                                   6.25       11/15/2000               350,000          344,453
                                                                                                         ----------------

Total Corporate                                                                                               10,817,839
                                                                                                         ----------------

U.S. Government Agency - 35.5%
---------------------------------------------------

Pass Thru Securities - 35.5%
---------------------------------------------------
FHLMC                                                       6.50    3/01/2026 - 5/01/2026        99,435           95,147
FHLMC                                                       7.50   11/01/2026 - 11/01/2026    1,755,842        1,757,474
FNMA                                                        5.22        1/23/1997             1,000,000          985,922
FNMA                                                        6.18        3/15/2001                75,000           74,557
FNMA                                                        6.50    3/01/2026 - 4/01/2026     1,041,911          994,065
FNMA                                                        7.00   9/01/2025 - 10/01/2026     3,894,670        3,808,907
FNMA                                                        8.00        7/25/2023               175,000          182,766
GNMA                                                        7.00   10/15/2025 - 1/15/2026     1,650,806        1,616,706
GNMA                                                        7.50   9/15/2025 - 10/15/2026       827,902          828,488
GNMA                                                        9.00    4/15/2016 - 4/15/2025     1,905,380        2,045,021
Resolution Trust Corp. 1995-2 Ca1                           7.45        9/15/2025               203,787          203,023
                                                                                                         ----------------
TOTAL U.S. Government Agency                                            5/25/2029                             12,592,076
                                                                                                         ----------------







                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

U.S. Treasury Obligations - 6.6%
---------------------------------------------------

Treasury Bonds - 1.1%
---------------------------------------------------
U.S. Treasury Bond                                          8.13%       8/15/2019        $      350,000  $       404,852
                                                                                                         ----------------

Treasury Notes - 5.5%
---------------------------------------------------
U.S. Treasury Note                                          5.38       11/30/1997               200,000          199,562
U.S. Treasury Note +                                        5.75       10/31/2000               450,000          444,024
U.S. Treasury Note                                          6.25        2/15/2003               300,000          299,625
U.S. Treasury Note +                                        6.63        6/30/2001               700,000          711,263
U.S. Treasury Note                                          7.13        2/29/2000               150,000          154,430
U.S. Treasury Note (Strip)                                  0.00        8/15/2008               200,000           93,520
U.S. Treasury Coupon Strip                                  0.00        2/15/2019               250,000           55,043
                                                                                                         --
                                                                                                           --------------
                                                                                                               1,957,467
                                                                                                         ----------------
TOTAL U.S. Treasury Obligations                                                                                2,362,319
                                                                                                         ----------------

Yankee Bonds - 3.3%
---------------------------------------------------
Cominco Ltd.                                                6.88        2/15/2006               449,000          428,620
Methanex Corp.                                              7.75        8/15/2005               100,000          102,750
Noranda Forrest Inc                                         6.88       11/15/2005               375,000          364,879
Se Banken 144A Euro Step Up **                              8.13        9/06/2049               250,000          257,620
                                                                                                         ----------------
Total Yankee Bonds                                                                                             1,153,869
                                                                                                         ----------------


TOTAL BONDS and NOTES (Cost $35,485,304)                                                                      29,120,112
                                                                                                         ----------------

Preferred Stock - 0.6%                                                                        Shares
---------------------------------------------------                                        -------------
Capital Preferred Trust * (Cost $200,000)                                                         8,000          207,000
                                                                                                         ----------------

Short-Term Investments - 16.5%
---------------------------------------------------

                                                                                               Par
Commercial Paper - 15.3%                                                                      Value
---------------------------------------------------                                      ---------------
Anheuser Busch                                              5.30        1/22/1997        $    1,000,000          986,308
Coca Cola Company                                           5.24        1/07/1997             1,000,000          994,032
Eli Lilly Corp. +                                           5.32        4/16/1997             1,000,000          973,991
General Electric Co.                                        5.30        1/24/1997             1,000,000          985,572
Nynex Corp                                                  0.00        3/05/1997             1,000,000          988,200
Sears Roebuck                                               5.32        1/30/1997               500,000          492,537
                                                                                                         --
                                                                                                           --------------
                                                                                                               5,420,640
                                                                                                         ----------------
U.S. Government Agency - 0.0%
---------------------------------------------------
FNMA Discount Notes +                                       5.40        1/17/1997                10,000            9,957
                                                                                                         ----------------





                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

Repurchase Agreements - 1.2%
---------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $437,345 (Collateralized by
FNMA FNAR with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $445,950 +)                                              $      437,206  $       437,206
                                                                                                         ----------------

Total Short-Term Investments (Cost $5,870,258)                                                                 5,867,803
                                                                                                         ----------------

TOTAL INVESTMENTS  (Cost $35,203,789) - 99.2%                                                                 35,194,915

Other Assets Less Liabilities - 0.8%                                                                             290,389
                                                                                                         ----------------

NET ASSETS - 100.0%                                                                                      $    35,485,304
                                                                                                         ================


*  Non-income producing security
+  Denotes all or part of security pledged as a margin deposit (see Note 6)
** This security is restricted, but eligible for resale under 144A

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REIT - Real Estate Investment Trust

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                      Statement of Assets and Liabilitites
                                December 3l, 1996

Assets
    Investments, at value  (Note 1A) (identified cost, $35,203,789)                              $35,194,915
    Receivable for investments sold                                                                  346,961
    Interest and dividends receivable                                                                359,900
    Deferred organization costs (Note 1E)                                                              8,692
    Receivable from investment adviser (Note 2)                                                        5,946
                                                                                          -------------------

          Total assets                                                                              35,916,414

Liabilities
    Payable for investments purchased                                           $357,069
    Payable for daily variation margin on financial futures contracts (Note 6)    38,906
    Accrued audit services                                                        22,274
    Accrued expenses and other liabilities                                        12,702
    Accrued trustee fees (Note 3)                                                    159
                                                                         ----------------

          Total liabilities                                                                         431,110
                                                                                          -------------------

Net Assets                                                                                       $35,485,304
                                                                                          ===================

Net Assets consist of

    Paid - in capital                                                                            $35,425,262
    Undistributed net investment income                                                               11,552
    Accumulated undistributed net realized gain (loss)                                                56,763
    Net unrealized appreciation (depreciation)                                                        (8,273)
                                                                                          -------------------

          Total Net Assets                                                                       $35,485,304
                                                                                          ===================

Shares of beneficial interest outstanding                                                          1,894,219
                                                                                          ===================

Net asset value, offering price, and redemption price per share                                       $18.73
                                                                                          ===================
    (Net assets/Shares outstanding)



     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                             Statement of Operations
                          Year Ended December 31, 1996

Income
    Interest income                                                                               $1,051,457
    Dividend income                                                                                    3,360
                                                                                            -----------------

       Total income                                                                                1,054,817

Expenses

    Investment advisory fee (Note 2)                                             $61,291
    Accounting, custody and transfer agent fees                                   60,571
    Audit services                                                                24,730
    Registration costs                                                             2,707
    Legal fees                                                                     3,338
    Amortization of organization costs (Note 1E)                                   2,499
    Trustees fees (Note 2)                                                           806
    Miscellaneous                                                                  4,613
                                                                          ---------------


       Total expenses                                                             160,555

Deduct:
    Waiver of investment advisory fee (Note 2)                                    (61,291)
    Reimbursement of Fund operating expenses (Note 2)                             (38,689)
                                                                          ---------------
         Total waiver/reimbursement of Fund expenses                              (99,980)

    Net expenses                                                                                      60,575
                                                                                            -----------------

         Net investment income                                                                       994,242
                                                                                            -----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities                                                    ($48,224)
       Written options transactions                                               15,655
       Financial futures contracts                                                91,523
                                                                          ---------------

       Net realized gain (loss)                                                                        58,954

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                    (236,147)
       Financial futures contracts                                                  (600)
                                                                          ---------------

       Net change in net unrealized appreciation (depreciation)                                     (236,747)
                                                                                            -----------------

       Net realized and unrealized gain (loss)                                                      (177,793)
                                                                                            -----------------

         Net increase (decrease) in net assets from operations                                      $816,449
                                                                                            =================


     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                       Statements of Changes in Net Assets
                                                                                                       For the Period
                                                                                     Year Ended         July 3, l995
                                                                                    December 31,      (start of business) to
                                                                                        1996           December 31, l995
                                                                                  -----------------   --------------------
Increase (decrease) in Net Assets

From operations
    Net investment income                                                                 $994,242            $707,724
    Net realized gain (loss)                                                                58,954             806,785
    Change in net unrealized appreciation (depreciation)                                  (236,747)            228,474
                                                                                  -----------------   -----------------

         Net increase (decrease) in net assets from operations                             816,449           1,742,983
                                                                                  -----------------   -----------------

Distributions to shareholders
    From net investment income                                                            (975,274)           (705,113)
    From net realized capital gains on investments                                        (642,185)           (176,818)
                                                                                  -----------------   -----------------

       Total distributions to shareholders                                              (1,617,459)           (881,931)
                                                                                  -----------------   -----------------
Fund share (principal) transactions (Note 4)

    Net proceeds from sale of shares                                                    28,147,072          27,181,697
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                                  1,584,262             327,947
    Cost of shares redeemed                                                             (1,491,504)        (20,324,212)
                                                                                  -----------------   -----------------

       Increase (decrease) in net assets from Fund share transactions                   28,239,830            7,185,432
                                                                                  -----------------   -----------------

       Net increase (decrease) in net assets                                            27,438,820            8,046,484
Net Assets

    At beginning of period                                                               8,046,484                   0
                                                                                  -----------------   -----------------


    At end of period (including undistributed investment
    income of $11,552 and $0 at December 31, 1996 and 1995, respectively)              $35,485,304          $8,046,484
                                                                                  =================   =================


     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                              Financial Highlights

                                                                                        For the Period July 3, l995
                                                       Year Ended                     (Start of  business)  to
                                                       December 31, 1996                   December 31, l995
                                                       ----------------------     ----------------------

    Net asset value - beginning of period                            $20.52                     $20.00
                                                       ----------------------     ----------------------
Income from investment operations

    Net investment income *                                           $1.16                      $0.53
    Net realized and unrealized gain (loss)                           (0.52)                      0.64
                                                       ----------------------     ----------------------

       Total from investment operations                                0.64                       1.17
                                                       ----------------------     ----------------------
Less distributions declared to shareholders

    From net investment income                                        (1.15)                    (0.53)
    In excess of net investment income                                                          (0.12)
    From net realized gains on investments                            (1.28)                            -
                                                       ----------------------     ----------------------

       Total distributions declared to shareholders                   (2.43)                    (0.65)
                                                       ----------------------     ----------------------

       Net asset value - end of period                                $18.73                   $20.52
                                                       ======================     ======================


Total return                                                           3.77%                     5.79%

Net assets at end of period (000 omitted)                            $35,485                   $8,046

Ratios (to average daily net assets)/Supplemental Data:

    Expenses *                                                         0.40%                     0.40%  t
    Net investment income *                                            6.57%                     6.64%  t


Portfolio turnover                                                      124%                      389%

*   The investment adviser voluntarily waived its
    investment advisory fee and reimbursed the fund for
    a portion of its operating expenses. Had these actions
    not been taken, the net investment income
    per share and the ratios would have been:
       Net investment income per share                                $1.04                      $0.29
       Ratios (to average daily net assets):
       Expenses                                                        1.06%                      1.29%  t
       Net investment income                                           5.91%                      5.75%  t

t      Computed on an annualized basis

    The accompanying notes are an integral part of the financial statements

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund II (the "Fund") is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount on debt securities when required for federal income tax purposes.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     E. .Deferred organization cost--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, through June, 2000.

     F. .Distributions to shareholders-
         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage and asset backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in-capital, undistributed net investment income and accumulated net realized gains (losses).

(2)  ...Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SA&W voluntarily agreed to limit the Fund's total operating expense to 0.40% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1996. For the year ended December 31, 1996, SA&W voluntarily waived its investment advisory fee of $61,291, and reimbursed the Fund for $38,689 of its operating expenses. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations were as follows:


(4) ....Shares of Beneficial Interest:

                                        Purchases              Sales
                                     -----------------   -----------------
U.S. Government securities                 $23,561,580         $13,271,294
                                     ==================  ==================

Non-U.S. Government securities             $15,872,747          $4,170,120
                                     ==================  ==================


         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                                    For the Period
                                                                            For the Year Ended      July 3, l995 to
                                                                            December 31, 1996        December 31, 1995

Shares sold                                                                          1,494,596          1,367,590
Shares issued to shareholders in payment of distributions declared                      85,215             16,103
Shares redeemed                                                                        (77,808)          (991,477)
                                                                           ---------------------    -----------------
    Net increase                                                                      1,502,003           392,216
                                                                           =====================    =================


         At December 31, 1996, one shareholder, Exeter Health Resources, Inc., was record owner of approximately 71% of the total outstanding shares of the Fund.

         On August 15, 1995, securities with a fair market value of $7,132,126 were contributed to the Fund by shareholders. In return for such securities, shareholders received shares of the Fund.

(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate Cost                                         $35,204,211
                                                  =================

Gross unrealized appreciation                              128,754
Gross unrealized depreciation                             (138,050)
                                                  -----------------
    Net unrealized depreciation                            ($9,296)
                                                  =================

(6) ....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1996 is as follows:

Written Put Option Transactions
--------------------------------------------------------------------------------

                                          Number
                                       of Contracts       Premiums
                                       --------------  ----------------
Outstanding, beginning of period                   0                $0
    Options written                            1,370            14,405
    Options exercised                             -                  -
    Options expired                           (1,370)          (14,405)
    Options closed                               -                  -
                                       --------------  ----------------
Outstanding, end of period                         0                $0
                                       ==============  ================


                                   Written Call Option Transactions
--------------------------------------------------------------------------------

                                            Number
                                         of Contracts       Premiums
                                         --------------  ----------------
Outstanding, beginning of period                     0                $0
    Options written                                400             1,250
    Options exercised                             (200)           (1,000)
    Options expired                               (200)             (250)
    Options closed                                  -                  -
                                         --------------  ----------------
Outstanding, end of period                           0                $0
                                         ==============  ================

 .........Futures contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Fund held the following futures contracts: At December 31, 1996, the fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.



                                                                                               Unrealized
                                                           Expiration    Underlying Face      Appreciation
                  Contract                     Position     Date         Amount at Value     (Depreciation)
--------------------------------------------------------------------------------------------------------------

US 5 Yr Note Future  (1 contract)              Long       03/19/97             $106,594                  ($416)
US 10 YR Note Future  (1contract)              Long       03/19/97            1,527,750                 (9,764)
US Bond (4 contracts)                          Long       03/19/97            2,477,750                 10,780
                                                                        ----------------   --------------------

                                                                             $4,112,094                   $600
                                                                        ================   ====================


                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund II:
We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund II (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period July 3, 1995 (start of business) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund II as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period July 3, 1995 (start of business) to December 31, 1995, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                  Standish Short-Term Asset Reserve Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,


Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion


The year 1996 was reasonably positive for investors in short duration assets. For the full year ended December 31, 1996, the STAR Fund returned 5.62%, outperforming the IBC Donoghue Money Market Average at 4.90%, a margin of 72 basis points (bp). We experienced quite a volatile market environment and are pleased that we were able to turn in positive performance for the year.

As we have noted throughout the year, 1996 was a very choppy market environment. It was almost as if investors did a complete turnaround on January 1, 1996 after a very strong market environment during 1995. The first half of 1996 was characterized by concern that the economy was reaching record low levels of unemployment, and that inflation was bound to heat up, causing the Federal Reserve to tighten monetary policy. In the first six months of the year, rates rose by 60-100 bp, depending on the maturity. As the year continued, the economic news continued to be good on all fronts, resulting in a very strong fourth quarter during which rates fell by about 30 bp across the board. Despite this strong fourth quarter rally, we still ended the full year with a rate increase of 35-70 bp in the short end of the curve. The yield curve also steepened significantly during the year; as we opened 1996, there was a yield pickup of only 20 bp from 3 months to 3 years; at December 31 the yield pickup was 83 bp. The market environment was generally quite good for the types of spread products that we employ during the year. Corporate bonds experienced spread tightening for the year to historically narrow levels, and Asset Backed Securities (ABS) tightened as well, despite a year of record high issuance.

Our performance attribution models show us that the STAR Fund performance was positively impacted by our holdings in non- Treasury sectors, which averaged 75-80% of the portfolio throughout the year. As previously mentioned, corporate securities either narrowed or maintained their spread (depending on the particular name), allowing the additional yield to accrue to the bottom line of the fund. The asset backed sector which comprised about 20-25% of our portfolio for much of the year was a particular standout, as spreads tightened significantly. We continue to believe that this is the single most attractive sector in the short term markets as we enter 1997.

Our duration decisions were generally neutral to positive for the year. Although we suffered during the first half as interest rates rose, we maintained our duration, believing that the rate rise was unwarranted. We were rewarded for our fortitude, especially during the fourth quarter, when the market rallied strongly. Our general strategy is to avoid making major changes in duration over the short term but to adopt a longer term outlook and to make modest changes as conditions warrant.

During the fourth quarter of 1996, we began to employ a new type of options strategy on the portfolio in conjunction with our desire to add value opportunistically through the use of options. Because market participants had turned complacent at year end, the volatility in the markets had decreased substantially. Thus, it was possible to buy call options at a relatively low price that would allow us to maintain our current portfolio duration and participate in any substantial market rallies, while keeping our downside risk at the same level. We expect that these strategies will continue to play an important role for us during 1997.

Looking back on 1996 performance, we are pleased that we were able to turn in attractive returns in such a volatile market environment, and we continue to have a very positive outlook for an extended duration short term portfolio. We would like to thank our shareholders for their support during the year, and we would like to assure you that we are working our hardest to turn in competitive performance during the next year.



Jennifer A. Pline

                     Standish, Ayer & Wood Investment Trust
                  Standish Short-Term Asset Reserve Fund Series

       Comparison of Change in Value of $1,000,000 Investment in Standish
             Short-Term Asset Reserve Fund and IBC Donoghue Average

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Short-Term Asset Reserve Fund compared with the IBC Donoghue Average for the period January 3, 1989 to December 31, 1996, based upon a $1,000,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund
                            Portfolio of Investments
                                December 31, 1996
                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

BONDS and NOTES - 99.0%
---------------------------------------------------------

Asset Backed - 30.0%
---------------------------------------------------------
Advanta Home Equity Trust Loan 1993-4 A1                          5.50%    04/15/00      3/25/2010      $       736,116      700,920
Aircraft Lease Portfolio Trust 1994-1 A2                          7.15%    12/31/97      9/15/2004            3,633,940    3,672,550
AT&T Capital Equipment 1996-1A2                                   5.95%    01/10/98      7/15/2000            3,030,000    3,034,734
Beneficial California Incorporated Home Equity 1994-1 B (a)       6.35%    02/28/97      3/29/2044            1,873,699    1,882,468
Capital Home Equity 1990-1B (a)                                   6.75%    02/28/97     12/31/1997            1,212,513    1,214,782
Capital Home Equity 1992-1 (a)                                    6.30%    02/20/97     12/25/2012              371,562      371,968
Case Equipment Trust Loan 1995-BA2                                5.95%    02/28/97      9/15/2000              565,421      565,981
Charter Financial Corp 1994-1A                                    7.40%    02/28/98     10/25/2001            1,549,075    1,571,585
Contimortgage Hel Trust                                           6.86%    09/30/97      7/15/2010            2,175,000    2,177,719
Contimortgage Home Equtiy 1994-4A                                 7.96%    12/30/97      9/15/2009            4,421,533    4,482,330
Continental Mortgage Home Equity 1996-4 A2                        6.23%    02/05/98     10/15/2011            2,850,000    2,845,547
Equacredit Home Equity 1993-4                                     5.73%    06/15/99     12/15/2008            2,062,559    2,013,573
Equacredit Home Equity 1994-1A                                    5.80%    08/30/99      3/15/2009              665,668      649,546
Equicon Home Equity 1995-2 A1                                     6.45%    08/30/97      7/18/2010            1,301,702    1,300,482
Equicon Home Equity 1995-4 A1                                     6.15%    04/15/97      7/15/2004            2,333,362    2,332,632
Greentree Financial Corp. 1996-9 A1                               5.96%    10/06/97      1/15/2028            4,170,408    4,169,073
Greentree Financial Corp.                                         6.10%    12/15/97      4/15/2018            1,711,346    1,706,520
Greentree Financial Corp. 1993-3                                  5.20%    04/15/97     10/15/2018            4,709,548    4,683,033
Greentree Financial Corp. 1995-DA1                                6.05%    04/15/97      9/15/2025            1,871,802    1,874,104
Home Equity Loan 1992-2 A1 (a)                                    6.22%    02/20/97     10/20/2007              420,930      422,243
Home Equity Loan Trust 1992-2A                                    6.65%    02/15/99     11/20/2012              629,917      629,327
Merrill Lynch Asset Backed 1992-B A2                              8.05%    05/15/97      4/15/2012            1,550,139    1,554,975
Merrill Lynch Home Equity 1991-2A2 (a)                            5.91%    02/15/97      4/15/2006              170,326      170,379
Merrill Lynch Home Equity 1993-1B (a)                             6.69%    02/15/97      2/15/2003            1,450,693    1,456,583
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A              6.55%    01/25/99     11/25/2007              606,369      604,758
Olympic Auto Receivables Trust 1995-D A2                          5.80%    02/15/97     10/15/1998              917,242      917,242
Onyx Acceptance Trust 1996-1 A                                    5.40%    09/15/98      5/15/2001            3,028,477    3,001,977
Security Pacific Home Equity Cl 1991-1 Cl A                       7.85%    03/01/97      5/15/1998              103,371      103,726
Security Pacific Home Equity Cl 1991-2 A                          8.10%    03/31/97      6/15/2020              573,025      574,097
Security Pacific Home Equity Cl 1991-2 B                          8.15%    12/15/97      6/15/2020            2,600,598    2,638,185
The Money Store Home Equity 1994-A A1                             4.88%    07/30/97      3/15/2008            2,186,225    2,169,145





                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

Asset Backed - (continued)
---------------------------------------------------------
The Money Store Home Equity 1994-C A1                             6.78%    02/28/97      9/15/2007      $       127,153      127,312
The Money Store Home Equity 1995-B A2                             6.50%    02/28/97     10/15/2006              718,598      717,251
TransAmerica Leasing 1995-1 A                                     6.40%    10/15/97      9/15/2001            1,119,810    1,124,972
UCFC Home Equity Loan Trust 1994 D1 A2                            8.38%    06/10/97      3/10/2007              585,418      586,881
UCFC Home Equity Loan Trust 1995 B1 A1                            6.75%    01/10/97     10/10/2004              197,392      197,392
                                                                                                                          ----------
TOTAL Asset Backed                                                                                                        58,245,992
                                                                                                                          ----------

Corporate - 46.8%
---------------------------------------------------------

Basic Industry - 0.8%
---------------------------------------------------------
Georgia Pacific Corp.                                             9.85%                  6/15/1997            1,475,000    1,498,984
                                                                                                                          ----------

Consumer Cyclical - 7.1%
---------------------------------------------------------
Chrysler Financial Corp.                                          8.06%                  1/27/1997              600,000      600,822
Chrysler Financial Corp.                                          5.02%                  1/27/1997            2,000,000    1,999,280
Chrysler Financial Corp.                                          7.89%                  2/10/1997            3,300,000    3,306,204
Dayton Hudson Corp.                                               9.55%                  4/15/1997              800,000      808,352
Dayton Hudson Corp.                                               9.77%                  6/15/1997            2,200,000    2,237,510
Ford Motor Credit Corp. (a)                                       5.81%                 11/09/1998            2,800,000    2,799,076
Sears Roebuck Co                                                  9.25%                  4/15/1998            2,000,000    2,077,060

                                                                                                                          ----------
                                                                                                                          13,828,304
                                                                                                                          ----------
Financial - 32.9%
---------------------------------------------------------
Bank of Boston (a)                                                5.55%                  8/28/1998            3,000,000    2,995,230
Bear Stearns Co (a)                                               6.10%                  1/14/1999            2,800,000    2,786,000
Capital One Bank Co.                                              8.63%                  1/15/1997            5,500,000    5,503,080
Centura Bank                                                      6.00%                  4/07/1997            5,125,000    5,125,000
Citicorp (a)                                                      5.76%                  1/30/1998            4,100,000    4,095,900
Comdisco Inc Notes                                                6.29%                 10/22/1998              425,000      425,631
Dean Witter Discover (a)                                          5.51%                  3/10/1999            2,800,000    2,753,940
Discover Credit                                                   7.81%                  3/18/1997            2,400,000    2,409,912
Discover Credit                                                   7.76%                  5/13/1997            2,000,000    2,013,380





                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

Financial - (continued)
---------------------------------------------------------
Discover Credit                                                   7.82%                  5/13/1997      $     1,000,000    1,006,890
First Interstate                                                 12.75%                  5/01/1997            1,660,000    1,695,607
First USA Bank                                                    8.10%                  2/21/1997            2,350,000    2,356,392
Fleet Mortgage Group Inc.                                         6.13%                  8/15/1997            1,000,000    1,000,590
Goldman Sachs Inc. 144A (a)                                       5.93%                  1/26/1999            3,000,000    3,012,000
Great Western Bank                                                9.50%                  7/01/1997            3,800,000    3,866,614
Heller Financial                                                  7.75%                  5/15/1997            3,350,000    3,371,373
International Lease Finance                                       5.50%                  4/01/1997            5,400,000    5,395,194
Merrill Lynch Cmt (a)                                             5.77%                  4/07/1997            6,150,000    6,147,909
Morgan Stanley                                                    5.65%                  6/15/1997              650,000      649,578
Norwest Corp.                                                     9.25%                  5/01/1997            1,140,000    1,152,175
Salomon Brothers Inc.                                             5.47%                  8/29/1997            2,000,000    1,994,800
Wells Fargo & Co. (a)                                             5.98%                  6/25/1997            4,000,000    4,006,320

                                                                                                                          ----------
                                                                                                                          63,763,515
                                                                                                                          ----------
Health Care - 1.5%
---------------------------------------------------------
Health & Rehab Property (a)                                       6.28%                  7/13/1999            2,900,000    2,863,605
                                                                                                                          ----------

Real Estate - 4.5%
---------------------------------------------------------
Equity Residential Property Operating LP (a)                      6.25%                 12/22/1997            5,800,000    5,794,076
Taubman Realty (a)                                                6.00%                 11/03/1997            3,025,000    3,017,407

                                                                                                                          ----------
                                                                                                                           8,811,483
                                                                                                                          ----------
TOTAL Corporate                                                                                                           90,765,891
                                                                                                                          ----------

U.S. Government Agency - 5.2%
---------------------------------------------------------

Pass Thru Securities
---------------------------------------------------------
FHLMC (a)                                                         7.82%    05/01/98      2/01/2023              380,413      388,794
FHLMC                                                             7.00%    02/16/97      8/01/1999            2,437,975    2,461,593
FHLMC                                                             8.00%    05/01/97   2/01/2000 - 7/01/20     3,797,216    3,885,621
Resolution Trust Corp. 1992 Cl B                                  7.15%    06/30/97     12/25/2020            2,054,182    2,054,182
Resolution Trust Corp. 1992-12 A-A2                               7.50%    12/15/97     08/25/2023              553,538      555,614
Resolution Trust Corp. 1992-7 A3 (a)                              7.36%    06/30/97      3/25/2022              757,057      756,584
                                                                                                                          ----------
TOTAL U.S. Government Agency                                                                                              10,102,388
                                                                                                                          ----------




                                                                                                               Par          Value
Security                                                    Rate                         Maturity             Value       (Note 1A)
--------------------------------------------------------- ----------                 ------------------ ----------------  ----------

U.S. Treasury Obligations - 17.0%
---------------------------------------------------------

Treasury Notes - 17.0%
---------------------------------------------------------
U.S. Treasury Note                                                5.88%                  8/15/1998      $     7,800,000    7,803,666
U.S. Treasury Note                                                5.88%                 10/31/1998            1,375,000    1,374,780
U.S. Treasury Note                                                5.63%                 11/30/1998           16,695,000   16,619,372
U.S. Treasury Note                                                5.13%                 11/30/1998            7,000,000    6,907,040
U.S. Treasury Note                                                5.38%                  5/31/1998              325,000      323,323
                                                                                                                          ----------
TOTAL U.S. Treasury Obligations                                                                                           33,028,181
                                                                                                                          ----------

TOTAL BONDS and NOTES (Cost $192,381,683)                                                                                192,142,452
                                                                                                                          ----------

                                                                                                            Principal
                                                                                                            Amount of
                                                                                                            Contracts
                                                                                                          --------------
Purchased Options - 0.0%
---------------------------------------------------------
---------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration
---------------------------------------------------------
UST Call, 5.75% 12/23/98, Str 100.09375, 3/24/97 (Premiums Paid $10,563)                                         52,000        8,125
                                                                                                                          ----------

                                                                                                               Par
                                                                                                              Value
                                                                                                          --------------
Repurchase Agreements - 0.0%
---------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $40,697 (Collateralized by
FNMA FNARM with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $41,497. (Cost $40,864)                                                 $        40,864       40,864
                                                                                                                          ----------

TOTAL INVESTMENTS  (Cost $192,433,110) - 99.0%                                                                           192,191,441

Other Assets less Liabilities - 1.0%                                                                                       1,882,164
                                                                                                                          ----------

NET ASSETS - 100.0%                                                                                                     $194,073,605
                                                                                                                          ==========

(a) Variable Rate Security
*   This security is restricted, but eligible for resale under 144A
FHLMC - Federal Home Loan Mortgage Corporation
UST - U.S. Treasury
FNARM - FNMA Adjustable Rate Mortgage
UCFC - United Co.'s Financial Corp.

                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                      Statement of Assets and Liabilitites
                                December 31, l996

Assets
    Investments, at value  (Note 1A) (identified cost, $192,433,110)                            $192,191,441
    Receivable for investments sold                                                                  156,050
    Interest receivable                                                                            2,135,074
                                                                                         --------------------

          Total assets                                                                           194,482,565

Liabilities
    Distribution payable                                                      $380,297
    Accrued trustee fees (Note 3)                                                2,022
    Accrued expenses and other liabilities                                      26,641
                                                                       ----------------

          Total liabilities                                                                           408,960
                                                                                         --------------------

Net Assets                                                                                      $194,073,605
                                                                                         ====================

Net Assets consist of

    Paid - in capital                                                                           $205,255,771
    Distributions in excess of net investment income                                                  (131,817)
    Accumulated undistributed net realized gain (loss)                                           (10,808,680)
    Net unrealized appreciation (depreciation)                                                        (241,669)
                                                                                         --------------------

          Total Net Assets                                                                      $194,073,605
                                                                                         ====================

Shares of beneficial interest outstanding                                                          9,953,704
                                                                                         ====================

Net asset value, offering price, and redemption price per share                                          $19.50
                                                                                         ====================
    (Net assets/Shares outstanding)



     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                             Statement of Operations
                          Year Ended December 31, l996

Income
    Interest income                                                                              $15,608,502

Expenses

    Investment advisory fee (Note 3)                                            $643,488
    Accounting, custody and transfer agent fees                                  143,850
    Legal fees                                                                    34,803
    Audit services                                                                22,092
    Insurance expense                                                              9,902
    Trustees fees (Note 3)                                                         9,630
    Registration costs                                                             9,326
    Miscellaneous                                                                 11,829
                                                                          ---------------
       Total expenses                                                                                884,920
                                                                                            -----------------

         Net investment income                                                                    14,723,582
                                                                                            -----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities                                                    (407,753)
       Written option transactions                                                28,818
                                                                          ---------------

       Net realized gain (loss)                                                                       (378,935)

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                    (494,693)
       Written options                                                              (547)
                                                                          ---------------

       Change in net unrealized appreciation (depreciation)                                           (495,240)
                                                                                            -----------------

       Net realized and unrealized gain (loss)                                                        (874,175)
                                                                                            -----------------

         Net increase (decrease) in net assets from operations                                   $13,849,407
                                                                                            =================



     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                       Statement of Changes in Net Assets

                                                                          Year Ended           Year Ended
                                                                         December 31,         December 31,
                                                                             1996                 1995
                                                                       ------------------   -----------------
Increase (decrease) in Net Assets

From operations:
    Net investment income                                                    $14,723,582         $16,422,079
    Net realized gain (loss)                                                     (378,935)            91,489
    Change in net unrealized appreciation (depreciation)                         (495,240)         4,729,922
                                                                       ------------------   -----------------

         Net increase (decrease) in net assets from operations                13,849,407          21,243,490
                                                                       ------------------   -----------------

Distributions to shareholders
    From net investment income                                               (14,723,192)        (16,408,848)
    In excess of net investment income                                             -----             (72,090)
                                                                       ------------------   -----------------

       Total distributions to shareholders                                   (14,723,192)        (16,480,938)
                                                                       ------------------   -----------------

Fund share (principal) transactions (Note 4)
    Net proceeds from sale of shares                                         190,145,017         224,454,605
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                       10,684,739          11,942,616
    Cost of shares redeemed.                                                (249,381,886)       (274,677,022)
                                                                       ------------------   -----------------

       Increase (decrease) in net assets from Fund share transactions        (48,552,130)        (38,279,801)
                                                                       ------------------   -----------------

       Net increase (decrease) in net assets                                 (49,425,915)        (33,517,249)

Net Assets
    At beginning of period                                                   243,499,520         277,016,769
                                                                       ------------------   -----------------

    At end of period (including distributions in excess of net investment income of  $131,817 and $ 72,090 at
    December 31, 1996 and 1995, respectively)                               $194,073,605        $243,499,520
                                                                       ==================   =================



     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                              Financial Highlights



                                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                         1996            1995              1994            1993           1992 *
                                                       ------------    ------------      ------------    -------------   -----------

    Net asset value - beginning of period                 $19.55          $19.22            $19.79           $19.96         $20.46
                                                       ------------    ------------      ------------    -------------   -----------

Income from investment operations

    Net investment income                                  $1.11           $1.13             $1.01            $1.31          $1.35
    Net realized and unrealized gain (loss)                (0.04)           0.33             (0.57)           (0.17)         (0.48)
                                                       ------------    ------------      ------------    -------------   -----------

       Total from investment operations                     1.07            1.46              0.44             1.14           0.87
                                                       ------------    ------------      ------------    -------------   -----------

Less distributions declared to shareholders
    From net investment income                             (1.12)          (1.12)            (1.01)           (1.31)         (1.35)
    In excess of net investment income                  -----              (0.01)         -----            -----          -----
    From net realized gains on investments              -----           -----             -----            -----             (0.02)
                                                       -----------    ------------      ------------    -------------   ------------

       Total distributions declared to shareholders        (1.12)          (1.13)            (1.01)           (1.31)         (1.37)
                                                       ------------    ------------      ------------    -------------   -----------

       Net asset value - end of period                    $19.50          $19.55            $19.22           $19.79         $19.96
                                                       ============    ============      ============    =============   ===========

Total return                                                5.62%           7.85%             2.27%            5.08%          4.33%


Net assets at end of period (000's omitted)             $194,074        $243,500          $277,017         $275,080       $289,969

Ratios (to average daily net assets)/Supplemental Data:

    Expenses                                                0.35%           0.33%             0.33%            0.33%          0.37%
    Net investment income                                   5.75%           5.95%             5.24%            5.82%          6.60%

Portfolio turnover                                        156%            208%              154%             182%           167%


*   Audited by other auditors.

     The accompanying notes are an integral part of the financial statements


                          Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premiums debt securities when required for federal income tax purposes.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $3,071,161, $1,512,610, $5,263,400
         $568,968 and $277,757 which expire on December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003, and December 31, 2004
         respectively. The Fund elected to defer to its fiscal year ending December 31, 1997, $113,973 of losses recognized during the period November 1, 1996 to December 31, 1996.

(2) ....Distributions to Shareholders:

         Dividends on shares of the Fund are declared daily from net investment income and distributed monthly. Net capital gains, if any, are distributed annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of asset backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment and accumulated net realized gain (loss).

(3) ....Investment Advisory Fee:

         The investment advisory fee is paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, monthly at the annual rate of 0.25% of the Fund's average daily net assets. The advisory agreement provides that if the total Fund operating expenses (excluding brokerage, taxes and extraodinary expenses) of the Fund in any fiscal year exceed 0.50% of the Fund's average daily net assets, the compensation due to SA&W shall be reduced by the amount of the excess. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4) ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations were as follows:

                                      Purchases             Sales


U.S. Government securities             $316,467,507        $286,457,375
                                  ==================  ==================

Non-U.S. Government securities          $83,425,120        $102,574,333
                                  ==================  ==================



(5) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                           Year Ended December 31,
                                                                          1996               1995
                                                                    ------------------ ------------------
Shares sold                                                                 9,748,426         11,547,118
Shares issued to shareholders in payment of distributions declared            548,316            614,434
Shares redeemed                                                           (12,798,043)       (14,122,510)
                                                                    ------------------ ------------------
    Net decrease                                                           (2,501,301)        (1,960,958)
                                                                    ================== ==================




(6) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate Cost                                                                               $192,436,358


Gross unrealized appreciation                                                                   $191,489
Gross unrealized depreciation                                                                    (436,406)
                                                                                       ------------------
    Net unrealized depreciation                                                                ($244,917)
                                                                                       ==================


(7) ....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund uses options to seek to hedge against risks of market exposure and changes in securities prices as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund has no open written option contracts at December 31, 1996. A summary of written option transactions for the year ended December 31, 1996 is as follows:

                        Written Call Option Transactions

                                       Number
                                    of Contracts        Premiums
                                    --------------   ----------------
Outstanding, beginning of period               7,000          $4,922
    Options written                         91,915              94,599
    Options exercised                        (5,000)            (3,321)
    Options expired                       (73,415)            (78,095)
    Options closed                        (20,500)            (18,105)
                                    --------------   ----------------
Outstanding, end of period                      0                 $0
                                    ==============   ================

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust:
Standish Short-Term Asset Reserve Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Short-Term Asset Reserve Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                     Financial Statements for the Year Ended
                                December 31, 1996

                     Standish, Ayer & Wood Investment Trust

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                               Management Discussion


Tough lessons were learned in 1996 concerning investor expectations versus actual market performance. Perceived moderate growth, little or no inflationary pressures, and a strong dollar were expected to carry the 1995 bond rally well into 1996. Instead, bond prices generally declined as investors reacted cautiously to a steady stream of conflicting economic data. In this environment short and intermediate maturity bond portfolios performed reasonable well with less exposure relative to longer maturities to rising interest rates. For the full year ended December 31, 1996 the Controlled Maturity Fund provided a total return of 5.13% versus 4.98% for the Merrill Lynch 1-3 Year Treasury Index.

Early in 1996 the prices of bonds with shorter maturities reacted favorably when the Fed cut interest rates in January. When it became apparent that inflation was not going to decline any further and the economy appeared stronger than expected, yields began to climb with a corresponding decline in bond prices. The yield on five-year Treasuries increased from 5.37% in January to 6.50% by the end of June. In the second half of the year lower inflation and weaker employment data strengthened bond markets. Short-term bonds prices reacted favorably during this period with the fund making up some of the ground lost during the first half of the year. The yield on the five-year Treasury finished the year at 6.21%.

During the year the fund maintained an overweighted position in corporate bonds and asset-backed securities. The additional yield earned on these securities helped to offset the effects of rising interest rates. Demand for corporate bonds remained strong throughout the year as the fundamental outlook for most sectors of the economy remained favorable. Despite an increase in the supply of new issues, spreads on asset-backed securities tightened significantly as more investors added to their positions in this sector. Throughout the year asset-backed securities continued to offer attractive high quality yields in the short term markets.

The fund's average maturity was maintained at a level slightly longer than the benchmark index throughout the course of the year, reflecting our neutral to slightly positive outlook for interest rates. In the first half of the year, our longer average maturity hindered performance as interest rates increased. When the market rallied in the fourth quarter, our strategy of maintaining a slightly longer maturity relative to the index rewarded shareholders with attractive relative returns.

During 1996 we employed a new type of options strategy in the portfolio in order to opportunistically add incremental returns. At certain times during the year volatility in the bond markets had decreased. This enabled us to opportunistically purchase call options at a relatively low price while maintaining the average maturity of the portfolio. Adding call options to the portfolio decreased the downside risk associated with market declines, while enabling the portfolio to participate fully in any substantial market rallies. We expect that these strategies will continue to play an important role for us during 1997.

We are pleased that we were able to earn relatively attractive returns for our shareholders in such a volatile market environment. Looking toward the futures we continue to maintain a positive outlook for controlled maturity portfolios.





Howard B. Rubin

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

             Comparison of Change in Value of $100,000 Investment in Standish Controlled Maturity Fund and Merrill Lynch 1-3 Year Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Controlled Maturity Fund compared with the Merrill Lynch 1-3 Year Index for the period July 3, 1995 to December 31, 1996, based upon a $100,000 investment. Also included is the average annual total return for one year and since inception.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund
                            Portfolio of Investments
                                December 31, 1996


                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ----------------  ---------------

BONDS and NOTES - 99.6%

Asset Backed - 26.9%
-----------------------------------------------------
Advanta Home Equity Trust Loan 1991-1A                         9.00  %      2/25/2006            $      158,708          164,008
Advanta Home Equity Trust Loan 1992-2 A1                       7.15         6/25/2008                    22,634           22,726
Advanta Home Equity Trust Loan 1993-4 A1                       5.50         3/25/2010                   222,189          211,566
AFC Home Equity 1996-3 1A2                                     7.22        12/25/2027                    75,000           75,914
AFC Home Equity Loan Trust 1993-2 A                            6.00         1/20/2013                   236,180          230,939
Contimortgage Hel Trust                                        6.86         7/15/2010                   100,000          100,219
Equacredit Home Equity 1993-4                                  5.73        12/15/2008                   127,462          124,435
Equacredit Home Equity 1995-4 A2                               6.35        10/15/2009                   120,000          120,000
Equicon Home Equity 1995-2 Cl A2                               6.50         7/18/2010                   100,000           99,531
First Sierra Equipment Lease                                   6.29        11/10/2004                   100,000           99,750
General Motors Acceptance Corp.                                7.00         8/15/1997                    25,000           25,173
Greentree Financial Corp.1993-4 A2                             5.85         1/15/2019                   100,000           99,750
Home Equity Loan Trust 1992-2A                                 6.65        11/20/2012                    10,804           10,794
MBNA Master Card Trust 1991-1                                  7.75        10/15/1998                    20,000           20,019
Ml Mtg Inv 1992-D A2                                           7.40         7/15/2017                    30,203           30,278
Newcourt 1996-2 A                                              6.87         6/20/2004                    68,655           69,114
Old Stone Credit Corp. Home Equity Trust 1992-3 A2             6.30         9/25/2007                    56,436           56,012
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A           6.55        11/25/2007                    46,741           46,617
Rnfc Trust 1995-3A2                                            6.80        12/20/2007                    50,000           50,086
Security Pacific Home Equity Cl 1991-2 B                       8.15         6/15/2020                    32,239           32,705
The Money Store Home Equity 1992-B                             6.90         7/15/2007                   224,980          224,980
The Money Store Home Equity 1993-D A1                          5.68         2/15/2009                    68,401           65,857
The Money Store Home Equity 1994-DA4                           8.75         9/15/2020                   175,000          182,656
The Money Store Home Equity 1996-B A3                          6.82         3/15/2010                   150,000          150,609
Trans Leasing 1996-1A                                          5.98        11/20/2002                   192,974          192,492
UCFC Home Equity Loan Trust 1993-B 1A                          6.08         7/25/2014                   227,885          223,612
UCFC Home Equity Loan Trust 1994 BA-6                          7.10         6/10/2023                   181,622          182,871
UCFC Home Equity Loan Trust 1995-A1 A4                         8.25         4/01/2016                   100,000          102,938
UCFC Home Equity Loan Trust 1995-B1 A2                         6.60         7/10/2009                   150,000          150,609
UCFC Home Equity Loan Trust 1996-D1 A3                         6.54        11/15/2013                   200,000          199,500
                                                                                                                  ---------------

TOTAL Asset Backed (Cost $3,359,369)                                                                                   3,365,760
                                                                                                                  ---------------




                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ---------------- ----------------

Collateralized Mortgage Obligations - 0.1%
-----------------------------------------------------
Collateralized Mortgage Obligation Trust 13-A
(Cost $6,723)                                                  5.81  %      1/20/2003            $        6,799            6,782
                                                                                                                  ---------------
TOTAL Collateralized Mortgage Obligations (Cost $6,723)

Corporate - 48.5%
-----------------------------------------------------

Basic Industry - 1.4%
-----------------------------------------------------
Brascan Ltd.                                                   7.38        10/01/2002                    75,000           75,145
Great Northern Nekoosa                                         9.13         2/01/1998                   100,000          102,961
                                                                                                                  ---------------
                                                                                                                         178,106
                                                                                                                  ---------------
Capital Goods - 2.8%
-----------------------------------------------------
Caterpillar Finance                                            6.10         7/15/1999                   100,000           99,400
Comdisco Inc Medium Term Notes                                 7.75         1/29/1997                   125,000          125,169
WMX Technologies                                               6.25         4/01/1999                   125,000          124,926
                                                                                                                  ---------------
                                                                                                                         349,495
                                                                                                                  ---------------
Consumer Cyclical - 3.6%
-----------------------------------------------------
Chrysler Financial Corp.                                       5.38        10/15/1998                    50,000           49,324
Ford Motor Credit Co                                           5.63         1/15/1999                   125,000          123,569
General Motors Acceptance Corp.                                7.50         7/22/1999                   150,000          154,055
Sears Roebuck Co                                               7.94         2/06/1998                    50,000           51,091
Sears Roebuck Co                                               9.25         4/15/1998                    75,000           77,890
                                                                                                                  ---------------
                                                                                                                         455,929
                                                                                                                  ---------------
Consumer Stable - 0.6%
-----------------------------------------------------
ADT Operations                                                 8.25         8/01/2000                    75,000           77,933
                                                                                                                  ---------------

Energy - 0.8%
-----------------------------------------------------
Occidental Petroleum                                           5.90        11/09/1998                   100,000           99,278
                                                                                                                  ---------------

Financial - 29.2%
-----------------------------------------------------
Advanta National Bank Nts Ncl                                  6.25         7/08/1997                   150,000          150,190
Ahmanson H F & Co                                              9.88        11/15/1999                   175,000          190,136
Associates Corp.                                               6.63        11/15/1997                    50,000           50,272
Associates Corp.                                               6.88         1/15/1997                    50,000           50,011
Bank of Boston                                                 9.50         8/15/1997                    75,000           76,622
Bear Stearns Co                                                6.50         6/15/2000                   125,000          124,963
Bear Stearns Co                                                6.75         8/15/2000                   100,000          100,599
Capital One Bank Co.                                           6.39         6/29/1998                    50,000           50,007
Capital One Bank Co.                                           6.66         8/17/1998                    75,000           75,266
Chase Manhattan Corp.                                          7.50        12/01/1997                    50,000           50,622
Chase Manhattan Corp.                                          8.00         6/15/1999                   100,000          103,581





                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ----------------  ---------------

Financial - (continued)
-----------------------------------------------------

Cit Group Hldgs                                                6.20  %      4/15/1998            $      150,000          150,644
CitiCorp. Mtn                                                  8.42         2/12/1997                   125,000          125,306
Comdisco Inc.                                                  6.50         6/15/2000                    75,000           74,875
First Chicago                                                  8.50         6/01/1998                    75,000           77,441
First Chicago                                                  9.88         7/01/1999                   130,000          140,386
First Union Corp.                                              9.45         6/15/1999                   100,000          106,857
First USA Bank                                                 5.75         1/15/1999                   100,000           98,660
First USA Bank                                                 6.38        10/23/2000                    75,000           73,904
Fleet Financial Group                                          6.00        10/26/1998                    75,000           74,855
Fleet Financial Group                                          7.25        10/15/1997                    25,000           25,230
Goldman Sachs Group                                            6.75         4/20/2000                    55,000           55,308
Goldman Sachs Group                                            6.88         9/15/1999                   125,000          126,646
Greyhound Financial                                            8.50         2/15/1999                   100,000          104,157
Hartford National Bank Corp.                                   9.85         6/01/1999                    75,000           80,351
Integra Financial Corp Nts Ncl                                 6.50         4/15/2000                   200,000          198,910
International Lease Finance Co.                                6.13        11/01/1999                   150,000          148,457
Merrill Lynch Cmt                                              5.77         4/07/1997                    50,000           49,983
Norwest Financial Inc.                                         6.38        11/15/2001                   100,000           99,511
Salomon Brothers Inc.                                          6.63        11/30/2000                    75,000           74,560
Salomon Brothers Inc.                                          6.82         7/26/1999                   100,000          100,660
Salomon Brothers Inc.                                          7.75         5/15/2000                    75,000           77,012
Smith Barney Holdings                                          5.50         1/15/1999                    50,000           49,328
Smith Barney Shearson                                          5.63        11/15/1998                    50,000           49,483
Transamerica Corp.                                             9.88         1/01/1998                   125,000          129,644
United Companies Financial                                     7.00         7/15/1998                   120,000          120,424
USF&G Corp.                                                    7.00         5/15/1998                   225,000          226,976
                                                                                                                  ---------------
                                                                                                                       3,661,837
                                                                                                                  ---------------
Real Estate - 4.4%
-----------------------------------------------------
Equity Residential Property Operating LP                       6.25        12/22/1997                    50,000           49,949
Equity Residential Property Operating LP 144A *                8.50         5/15/1999                   200,000          207,118
Federal Realty Investment Trust                                8.88         1/15/2000                   110,000          116,327
Meditrust                                                      7.38         7/15/2000                    50,000           50,945
Spieker Properties                                             6.65        12/15/2000                    75,000           74,468
Wellsford Residential Property                                 7.25         8/15/2000                    50,000           50,752
                                                                                                                  ---------------
                                                                                                                         549,559
                                                                                                                  ---------------

Services - 3.5%
-----------------------------------------------------
Hertz Corp.                                                    9.50         5/15/1998                   125,000          130,441
News America Holdings Corp.                                    7.50         3/1/2000                    150,000          153,429
Time Warner Inc.                                               7.95         2/01/2000                   150,000          154,897
                                                                                                                  ---------------
                                                                                                                         438,767
                                                                                                                  ---------------



                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ----------------  ---------------

Technology - 1.8%
-----------------------------------------------------
ITT Corp.                                                      6.25  %     11/15/2000            $      225,000          221,434
                                                                                                                  ---------------

Utilities - 0.4%
-----------------------------------------------------
System Energy Resources Corp.                                  7.63         4/01/1999                    50,000           50,935
                                                                                                                 ----------------

TOTAL Corporate (Cost $6,137,893)                                                                                      6,083,273
                                                                                                                  ---------------

Foreign - 1.7%
-----------------------------------------------------

Canada - 1.7%
-----------------------------------------------------
Noranda Forest Inc Notes NCL                                   8.88        10/15/1999                   200,000          210,166
                                                                                                                  ---------------

TOTAL Foreign (Cost $212,642)                                                                                            210,166
                                                                                                                  ---------------

U.S. Government Agency - 6.2%
-----------------------------------------------------

Pass Thru Securities - 6.2%
-----------------------------------------------------
Federal Farm Credit Bank                                       6.61        10/06/1999                   200,000          200,562
FHLMC                                                          7.00         8/01/1999                    62,324           62,928
FHLMC                                                          7.50   3/01/1997-8/01/2000               182,189          185,190
FHLMC                                                          8.00         2/01/2000                    26,030           26,636
FHLMC                                                         10.50         7/1/2015                      2,299            2,541
FNMA Remic Pac 1994 -8SE                                       6.00        11/25/2006                    75,000           73,805
GNMA                                                           9.00 11/15/2016 - 12/15/2024             159,779          169,777
Resolution Trust Corp. 1992-7 A1                               6.82         3/25/2022                    43,277           42,925
Resolution Trust Corp. P-T A-1                                 7.75         7/25/2030                     8,726            8,786
Resolution Trust Corp. P-T A-2                                 8.63         7/25/2030                     4,025            4,075
                                                                                                                  ---------------

TOTAL U.S. Government Agency (Cost $778,373)                                                                             777,225
                                                                                                                  ---------------

U.S. Treasury Obligations - 16.1%
-----------------------------------------------------

Treasury Notes - 16.1%
-----------------------------------------------------
U.S. Treasury Note                                             5.88         8/15/1998                    50,000           50,024
U.S. Treasury Note +                                           6.38         5/15/1999                 1,550,000        1,563,315
U.S. Treasury Note                                             6.38         3/31/2001                    25,000           25,168
U.S. Treasury Note                                             6.63         6/30/2001                   375,000          381,033
                                                                                                                  ---------------

TOTAL U.S. Treasury Obligations (Cost $2,026,333)                                                                      2,019,540
                                                                                                                  ---------------



                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ---------------- ----------------

Purchased Options - 0.0%
-----------------------------------------------------
-----------------------------------------------------
Deliver/Receive, Excercise Price, Expiration
-----------------------------------------------------
UST Call, 5.75% 12/23/98, Str 100.09375, 3/24/97
(Premium Paid $609)                                                         3/24/1997            $        3,000              469
                                                                                                                  ---------------
Total Purchased Options (Premium Paid $609)

Short-Term Investments - 1.0%
-----------------------------------------------------

Repurchase Agreements - 1.0%
-----------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $126,324 (Collateralized by
FNMA FNAR with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $128,809)                                                               126,283          126,283
                                                                                                                  ---------------

TOTAL INVESTMENTS  (Cost $12,648,225) - 100.5%                                                                        12,589,498

Other Assets less Liabilities - (0.5)%                                                                                   (64,623)
                                                                                                                  ---------------

NET ASSETS - 100.0%                                                                                                   12,524,875
                                                                                                                  ===============

* This Security is restricted, but eligible for resale under 144A
+ Denotes all or part of security pledged as a margin deposit (see Note 6)

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                       Statement of Assets and Liabilities
                                December 31, 1996





Assets
   Investments, at value (Note 1A)(identified cost, $12,648,225)                               $12,589,498
   Interest receivable                                                                             159,919
   Deferred organization expenses  (Note 1 E)                                                        8,205
   Receivable from Investment Adviser (Note 2)                                                         622
                                                                                           ----------------
     Total assets                                                                               12,758,244

Liabilities
   Distribution payable                                                         $128,733
   Payable for investments purchased                                              79,240
   Accrued expenses and other liabilities                                         18,870
   Accrued custodian fees                                                          6,526
                                                                         ----------------

     Total liabilities                                                                             233,369
                                                                                           ----------------

Net Assets                                                                                     $12,524,875
                                                                                           ================

Net Assets consist of
   Paid-in capital                                                                             $12,585,485
   Undistributed net investment income                                                              14,419
   Accumulated net realized gain (loss)                                                            (16,302)
   Net unrealized appreciation (depreciation)                                                      (58,727)
                                                                                           ----------------

     Total Net Assets                                                                          $12,524,875
                                                                                           ================

Shares of beneficial interest outstanding                                                          626,464
                                                                                           ================

Net asset value, offering price, and redemption price per share                                     $19.99
                                                                                           ================
   (Net assets/Shares outstanding)





     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                             Statement of Operations
                      For the Year ending December 31, 1996



Investment income
   Interest income                                                                                               $714,652

Expenses
   Investment advisory fee (Note 2)                                                           $35,907
   Accounting, custody and transfer agent fees                                                 58,473
   Audit services                                                                              22,265
   Legal fees                                                                                   1,104
   Amortization of organization costs (Note 1E)                                                 2,355
   Miscellaneous                                                                                7,229
                                                                                      ----------------

     Total expenses                                                                           127,333

Deduct:
   Waiver of investment advisory fee (Note 2)                                                 (35,907)
   Reimbursement of Fund operating expenses (Note 2)                                          (50,610)
                                                                                      ----------------
     Total waiver of investment advisory fee and reimbursement of operating expenses          (86,517)

   Net expenses                                                                                                   213,850
                                                                                                          ----------------

   Net investment income                                                                                          500,802
                                                                                                          ----------------

Realized and unrealized gain (loss)
   Realized gain (loss)
     Investment securities                                                                                        (22,349)

   Change in net unrealized appreciation (depreciation)
       Investment securities                                                                                     (124,788)
                                                                                                          ----------------

     Net realized and unrealized gain (loss)                                                                     (147,137)
                                                                                                          ----------------

     Net increase (decrease) in net assets from operations                                                       $353,665
                                                                                                          ================




     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                       Statements of Changes in Net Assets





                                                                            Year Ended           For the Period July 3, 1995
                                                                           December 31,            (start of business)
                                                                               1996                to December 31, 1995
                                                                         -----------------     -----------------------------
Increase (decrease) in Net Assets
   From operations
     Net investment income                                                       $500,802                          $213,340
     Net realized gain (loss)                                                     (22,349)                           15,239
     Change in net unrealized appreciation (depreciation)                        (124,788)                           66,061
                                                                         -----------------     -----------------------------

       Net increase (decrease) in net assets from operations                      353,665                           294,640
                                                                         -----------------     -----------------------------

   Distributions to shareholders
     From net investment income                                                  (653,352)                         (213,237)
     From net realized gains on investments                                        (5,114)                          (10,245)
                                                                         -----------------     -----------------------------

       Total distributions to shareholders                                       (658,466)                         (223,482)
                                                                         -----------------     -----------------------------

   Fund share (principal) transactions (Note 4)
     Net proceeds from sale of shares                                           4,854,921                         9,300,102
     Net asset value of shares issued to shareholders in
       payment of distributions declared                                          226,009                            68,587
     Cost of shares redeemed                                                   (1,292,135)                         (572,000)
                                                                         -----------------     -----------------------------

       Increase (decrease) in net assets from Fund share transactions           3,788,795                         8,796,689
                                                                         -----------------     -----------------------------

        Net increase (decrease) in net assets                                   3,483,994                         8,867,847
Net Assets
   At beginning of period                                                       8,867,847                                 0
                                                                         -----------------     -----------------------------

   At end of period (including undistributed net investment
   income of $14,419 and $0 at December 31, 1996 and 1995, respectively)      $12,351,841                        $8,867,847
                                                                         =================     =============================




     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                              Financial Highlights

                                                                                                            For the Period
                                                                                 Year Ended               July 3, 1995
                                                                                December 31,          (start of business)
                                                                                    1996                 to December 31, 1995
                                                                             -----------------------    -----------------------

   Net asset value - beginning of period                                                      $20.24                    $20.00
                                                                             -----------------------    -----------------------
Income from investment operations
   Net investment income *                                                                      1.27                      0.57
   Net realized and unrealized gain (loss)                                                     (0.27)                     0.24
                                                                             -----------------------   -----------------------

Total from investment operations                                                                1.00                      0.81
                                                                             -----------------------   -----------------------

Less distributions declared to shareholders
   From net investment income                                                                  (1.24)                    (0.57)
   From net realized gains on investments                                                      (0.01)
                                                                             -----------------------    -----------------------
   Total distributions declared to shareholders                                                (1.25)                    (0.57)
                                                                             -----------------------    -----------------------
   Net asset value - end of period                                                            $19.99                    $20.24
                                                                             =======================    =======================

Total return                                                                                    5.13%                     4.20%

Ratios (to average daily net assets)/Supplemental Data
   Expenses *                                                                                   0.40%                     0.40% t
   Net investment income *                                                                      6.60%                     6.29% t

Portfolio turnover                                                                               107%                      127%

Net assets at end of period (000 omitted)                                                     $12,525                   $8,868

* The investment adviser voluntarily waived its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

       Net investment income per share                                                          $1.11                     $0.38
       Ratios (to average daily net assets):
           Expenses                                                                              1.25%                     2.51% t
           Net investment income                                                                 5.75%                     4.18% t

t  Computed on an annualized basis







     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Controlled Maturity Fund (Fund) is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount and amoritization of premium on debt securities when required for federal income tax purposes.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $10,860 which expires on December 31, 2004. The Fund elected to defer to its fiscal year ending December 31, 1997, $5,066 of losses recognized during the period November 1, 1996 to December 31, 1996.

     E. .Deferred organization expense--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, through June, 2000.

     F. .Distributions to shareholders-
         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatment of asset and mortgage backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.35% of the Fund's average daily net assets. SA&W has voluntarily agreed to limit the Fund's total operating expenses to 0.40% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1996. For the year ended December 31, 1996, SA&W voluntarily waived its investment advisory fee of $35,907 and reimbursed the Fund for $50,610 of operating expenses. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                        Purchases            Sales

Non-U.S. government securities              $6,949,143        $2,300,416
                                     ================== =================

U.S. Government securities                  $6,945,990        $7,232,599
                                     ================== =================

(4) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                                        For the Period
                                                                               Year Ended                 July 3, 1995
                                                                              December 31,             (start of business)
                                                                                  1996                to December 31, 1995
                                                                        --------------------------  --------------------------

Shares sold                                                                               241,487                     462,667
Shares issued to shareholders in payment of distributions declared                         11,325                       3,396
Shares redeemed                                                                           (64,441)                    (27,970)
                                                                        --------------------------  --------------------------

Net increase                                                                              188,371                     438,093
                                                                        ==========================  ==========================


At December 31, 1996, two shareholders were record owners of approximately 32% and 28% respectively of the total outstanding shares of the Fund.

(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:



Aggregate cost                                     $12,648,741
                                      =========================

Gross unrealized appreciation                           22,999
Gross unrealized depreciation                          (82,242)
                                      -------------------------

   Net unrealized depreciation                        ($59,243)
                                      =========================





(6) ....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial insturments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. During 1996, the fund had the following written option transactions. There were no outstanding written option contracts at December 31, l996.


                        Written Call Option Transactions

                                                      Number
                                                   of Contracts                     Premiums
                                             --------------------------    ---------------------------
Outstanding, beginning of period                                     0                              0
                    Options written                              3,000                          2,988
                    Options exercised                                0                              0
                    Options expired                             (2,500)                        (2,500)
                    Options closed                                (500)                          (488)
                                             --------------------------    ---------------------------
Outstanding, end of period                                           0                              0
                                             ==========================    ===========================

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Controlled Maturity Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Controlled Maturity Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period from July 3, 1995 (start of business) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Controlled Maturity Fund as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from July 3, 1995 (start of business) to December 31, 1995, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                        Standish Securitized Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion




The mortgage sector posted solid returns in the fourth quarter. Benefitting from declining prepayment risk as interest rates rose during the year, mortgages outperformed Treasuries. For the past year, with a duration profile closer to the Lehman Aggregate Index, the Securitized Fund returned, net of fees, 4.41% and a gross return of 4.86%. In comparison, the Lehman Aggregate and Lehman Mortgage Indices returned 3.61% and 5.36%, respectively.

Higher interest rates, coupled with moderately declining volatility, created a favorable environment for mortgages. Rising mortgage rates diminished refinancing activity and prepayments slowed. With reduced call risk, yield spreads over Treasuries narrowed enhancing mortgage returns. Also contributing to the sector's strong performance were positive market technicals. As yield spreads have trended tighter across most sectors during the year, investors have turned to mortgages for incremental yield. Also, the sustained decline in net supply of mortgages benefitted spreads. (Net supply is defined as gross agency issuance less prepayments.)

Looking back at 1996, pass-through spreads have narrowed significantly from their extremely undervalued levels at the beginning of the year. At currently tighter spread levels, the mortgage sector is clearly closer to fair value. We have reduced the fund's allocation to pass-throughs as they have outperformed. Alternatively, we have found attractive values in both commercial mortgage bonds and home equity asset backeds. In particular, the commercial mortgage market has offered compelling investment opportunities throughout the year. The incremental yield of commercial mortgage bonds over both Treasuries and similar quality corporates makes them especially good values. Also, through the use of prepayment penalties, commercial mortgages provide investors with better call protection, and therefore, less convexity risk than is typically found in most mortgage assets. As the marketplace has become familiar with the structural and credit considerations of commercial mortgages, yield spreads have narrowed. But even at today's tighter spread levels, select opportunities within the sector remain quite attractive.

In the coming year, it is less likely that spread product will benefit from the compression in yield spreads similar to what sectors experienced in 1996. Therefore, we are focused on finding stable attractively priced bonds and look for opportunities to rotate sectors as relative values change. We look forward to serving you in 1997.







Dolores S. Driscoll                             James J. Sweeney

                     Standish, Ayer & Wood Investment Trust
                        Standish Securitized Fund Series

 Comparison of Change in Value of $1,000,000 Investment in Standish Securitized
                                      Fund,
            the Lehman Aggregate Index, and the Lehman Mortgage Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Securitized Fund compared with the Lehman Aggregate Index and the Lehman Mortgage Index for the period August 31, 1989 to December 31, 1996, based upon a $1,000,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                            Standish Securitized Fund

                       Statement of Assets and Liabilities
                                December 31, 1996

                                                                                                          Par             Value
Security                                                       Rate             Maturity                 Value          (Note 1A)
--------------------------------------------------------  ------------  --------------------------- --------------- ----------------

BONDS and NOTES - 111.6%
--------------------------------------------------------

Asset Backed - 4.2%
--------------------------------------------------------
Citibank Credit Card Master Trust                                  0.000%       2/07/2003           $    1,425,000  $     1,099,031
Continental Mortgage Home Equity 1996-4 A9                         6.880        1/15/2028                  550,000          542,438
Greentree Financial Corp                                           7.240       11/15/2028                  500,000          491,250
                                                                                                                      --------------
TOTAL Asset Backed (Cost $2,168,812)                                                                                      2,132,719
                                                                                                                      --------------

Collateralized Mortgage Obligation - 2.0%
--------------------------------------------------------
FNMA P/O Trust 108 (Cost$ $1,077,844)                              0.000        3/01/2020                1,291,932        1,017,396
                                                                                                                      --------------

U.S. Government Agency - 93.3%
--------------------------------------------------------

Pass Thru Securities - 93.3%
--------------------------------------------------------
Chase Comm Cert 1996 1A1                                           7.600       12/18/2005                  494,737          510,043
CSFB 1995-A 144A *                                                 7.542       11/15/2005                  750,000          745,071
FDIC Remic Trust 1994-C1 2C                                        8.450        9/25/2025                  500,000          521,250
FHA Insured Project Mtg Series #15                                 7.450        5/01/2021                1,404,228        1,413,005
FHA #113 Puttable Project 8/3                                      7.430        6/01/2024                3,837,205        3,888,768
FHLMC                                                              6.500 12/01/2023 - 4/01/2026          3,316,412        3,178,347
FHLMC                                                              7.500        8/01/2026                  973,275          974,180
FNMA +                                                             6.500  7/01/2025 - 3/01/2026          3,413,631        3,260,017
FNMA + x                                                           7.000 10/01/2023 - 2/01/2027          8,552,955        8,365,722
FNMA REMIC 1994-84 PJ                                              8.000        7/25/2023                  975,000        1,017,656
GE Capital 96-A Erisa                                              7.250        12/25/11                   494,220          495,456
GNMA +                                                             7.000 11/15/2022 - 6/15/2026          8,618,004        8,450,809
GNMA +                                                             7.500 10/15/2022 - 9/15/2025          1,705,617        1,711,638
GNMA                                                               9.000  5/15/2016 - 9/15/2026          2,703,905        2,877,183
Lehman Brothers Commercial Conduit Mortgage Trust 1995-C2          7.054        9/25/2025                  575,000          560,805
Merrill Lynch Mortgage Investments 1996-C2E                        6.960       12/21/2028                  700,000          656,469
Midstate Trust II A3                                               9.350        4/01/1998                  150,000          153,281
ML Mtg Inv 1994-C1 Cl C                                            8.892       11/25/2020                1,095,000        1,132,812
Mortgage Capital Funding 1996                                      7.800        4/15/2026                  497,000          512,221
Resolution Trust Corp. 1991-6 C-1                                  9.000        9/25/2028                  226,620          232,710
Resolution Trust Corp. 1992-C2 A1                                  9.000       10/25/2021                  225,573          227,054
Resolution Trust Corp. 1994-C2 D AL 1                              8.000        4/25/2025                  710,512          724,501
Resolution Trust Corp. 1995 C1 Cl C                                6.900        2/25/2027                  900,000          879,469
Resolution Trust Corp. 1995-1 A2C Erisa +                          7.500       10/25/2028                1,000,000        1,009,688
Resolution Trust Corp. P-T Ser 1992-5 Sr A6 +                      9.239        5/25/2026                2,150,000        2,202,406
Resolution Trust Corp. P-T Ser 1992-M4 A1                          8.000        9/25/2021                  404,184          406,963
Sears Credit Account 1987-B                                        8.000        5/25/2017                  125,914          125,835
Structured Asset Security Corp. 1994-C1 D                          6.870        8/25/2026                  825,000          795,352
Structured Asset Security Corp. 1996-Cfl C                         6.525        2/25/2028                  200,000          195,375
                                                                                                                      --------------
TOTAL U.S. Government Agency (Cost $47,129,814)                                                                          47,224,086
                                                                                                                      --------------



                                                                                                          Par             Value
Security                                                       Rate             Maturity                 Value          (Note 1A)
--------------------------------------------------------  ------------  --------------------------- ---------------   --------------

U.S. Treasury Obligations - 12.1%
--------------------------------------------------------

Treasury Bonds - 5.6%
--------------------------------------------------------
U.S. Treasury Bond +                                               7.625%       2/15/2025           $    1,625,000  $     1,805,018
U.S. Treasury Bond +                                               8.125        8/15/2019                  875,000        1,012,130
                                                                                                                      --------------
                                                                                                                          2,817,148
                                                                                                                      --------------

Treasury Notes - 6.5%
--------------------------------------------------------
U.S. Treasury Note                                                 5.625       11/30/1998                  400,000          398,188
U.S. Treasury Note                                                 6.625        6/30/2001                2,375,000        2,413,214
U.S. Treasury Note (Strip)                                         0.000        8/15/2008                1,000,000          467,600
                                                                                                                      --------------
                                                                                                                          3,279,002
                                                                                                                      --------------
TOTAL U.S. Treasury Obligations (Cost $6,138,988)                                                                         6,096,150
                                                                                                                      --------------

TOTAL BONDS and NOTES (Cost $56,515,458)                                                                                 56,470,351
                                                                                                                      --------------

                                                                                                       Principal
Purchased Options - 0.0%                                                                               Amount of
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration                                                           Contracts
--------------------------------------------------------                                              -------------
UST Put/ 6.25% 10/1, Str 100.1328125, 1/6/97 (Premiums Paid $6,445)                                         11,000            3,438
                                                                                                                      --------------



Short-Term Investments - 3.3%
--------------------------------------------------------

Repurchase Agreements - 3.2%
--------------------------------------------------------

Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $1,599,920 (Collateralized by                                                    Par
FNMA FNARM with a rate of 6.084% and a maturity date of                                                  Value
                                                                                                      -------------
12/01/35 with a market value of $1,631,399)                                                         $    1,599,411        1,599,411
                                                                                                                      --------------

U.S. Government Agency - 0.1%
--------------------------------------------------------
FNMA                                                               5.400        1/17/1997                   65,000           64,717
                                                                                                                      --------------

TOTAL Short-Term Investments (Cost $1,664,128)                                                                            1,664,128
                                                                                                                      --------------

TOTAL INVESTMENTS  (Cost $58,186,030) - 114.9%                                                                      $    58,137,917
                                                                                                                      ==============

                                                                                                       Principal
Written Options - 0.0%                                                                                 Amount of
Deliver/Receive, Excercise Price, Expiration                                                           Contracts
--------------------------------------------------------                                              -------------
UST Call, 6.25% 10/01, Str 101.1328125, 1/6/97                                                              11,000  $           (86)
                                                                                                                      --------------

Total Written Options (Premium Received $4,555)                                                                                 (86)
                                                                                                                      --------------

Other Assets Less Liabilities - (14.9%)                                                                                  (7,520,575)
                                                                                                                      --------------

NET ASSETS - 100.0%                                                                                                 $    50,617,256
                                                                                                                      ==============


*  This security is restricted but eligible for resale under 144A
+ Denotes all or part of security pledged as a margin deposit (see Note 6)
x Denotes all or part of security is delayed delivery contract (see Note 7)

Abbreviations used in this statement
FNMA - Federal National Mortgage Association
FHLMC - Federal Home Loan Mortgage Corporation
GNMA - Government National Mortgage Association
FDIC - Federal Depository Insurance Corporation
FHA - Federal Housing Authority
ML - Merrill Lynch
FNARM - FNMA Adjustable Rate Mortgage

                                   Standish, Ayer & Wood Investment Trust
                                         Standish Securitized Fund

                                    Statement of Assets and Liabilities
                                             December 31, 1996


Assets
    Investments, at value (Note 1A) (identified cost, $58,186,030)                      $         58,137,917
    Interest receivable                                                                              342,617
    Cash                                                                                              27,790
    Receivable for daily variation margin on fianancial futures contracts (Note 6)                    24,219
    Other assets                                                                                       2,488
                                                                                           ------------------

       Total assets                                                                               58,535,031

Liabilities
    Distribution payable                                                $     1,504,685
    Payable for delayed delivery transactions, (Note 7)                        6,384,219
    Written options outstanding, at value (premiums received, $4,555)                 86
    Accrued trustee fees (Note 2)                                                    362
    Accrued expenses and other liabilities                                        28,423
                                                                       -----------------

       Total liabilities                                                                           7,917,775
                                                                                           ------------------

Net Assets                                                                                       $50,617,256
                                                                                           ==================

Net Assets consist of
    Paid-in capital                                                                     $         52,745,999
    Distributions in excess of net investment income                                                 (97,839)
    Accumulated undistributed net realized loss                                                   (2,053,795)
    Net unrealized appreciation                                                                       22,891
                                                                                           ------------------

       Total Net Assets                                                                 $         50,617,256

    Shares of beneficial interest outstanding                                                      2,569,380
                                                                                           ==================

    Net asset value, offering price, and redemption price per share                     $              19.70
                                                                                           ==================
       (Net assets/Shares outstanding)






    The accompanying notes are an integral part of the financial statements



                                   Standish, Ayer & Wood Investment Trust
                                         Standish Securitized Fund

                                          Statement of Operations
                                        Year Ended December 31, 1996


Investment income
    Interest income                                                                               $3,921,909

Expenses
    Investment advisory fee (Note 2)                                           $132,516
    Accounting, custody and transfer agent fees                                  89,679
    Audit services                                                               31,509
    Registration costs                                                            3,257
    Trustee fees (Note 2)                                                         2,168
    Legal services                                                                2,880
    Insurance expense                                                             2,182
    Miscellaneous                                                                 2,600
                                                                       -----------------

       Total expenses                                                           266,791

    Deduct:

    Waiver of investment advisory fee (Note 2)                                  (29,535)
                                                                       -----------------

       Net expenses                                                                                  296,326
                                                                                           ------------------

         Net investment income                                                                     3,625,583
                                                                                           ------------------

Realized and unrealized gain (loss)
    Net realized gain (loss):
       Investment securities                                                  ($235,337)
       Written options                                                          218,408
       Financial futures contracts                                               (349,453)
       Foreign currency and forward foreign exchange contracts                   33,042
                                                                       -----------------

         Net realized gain (loss)                                                                    (333,340)

    Change in net unrealized appreciation (depreciation):
       Investment securities                                                ($1,319,348)
       Written options                                                           10,153
       Financial futures contracts                                              155,513
                                                                       -----------------

       Change in net unrealized appreciation (depreciation)                                       (1,153,682)
                                                                                           ------------------

         Net realized and unrealized gain (loss)                                                  (1,487,022)
                                                                                           ------------------

  Net increase (decrease) in net assets from operations                                           $2,138,561
                                                                                           ==================




    The accompanying notes are an integral part of the financial statements.

                                   Standish, Ayer & Wood Investment Trust
                                      Standish Securitized Fund Series

                                     Statement of Changes in Net Assets


                                                                                  Year Ended December 31,
                                                                         ------------------------------------
                                                                               1996              1995
                                                                         ----------------- ------------------
Increase (decrease) in Net Assets

   From operations
    Net investment income                                                      $3,684,653         $3,780,223
    Net realized gain (loss)                                                     (333,340)         1,131,513
    Change in net unrealized (depreciation) appreciation                       (1,153,682)         3,537,677
                                                                         ----------------- ------------------

      Net increase in net assets from operations                                2,197,631          8,449,413
                                                                         ----------------- ------------------

   Distributions to shareholders
    From net investment income                                                 (3,663,175)        (3,731,675)
                                                                         ----------------- ------------------

      Total distributions to shareholders                                      (3,663,175)        (3,731,675)
                                                                         ----------------- ------------------

   Fund share principal transactions (Note 4)
    Net proceeds from sale of shares                                               70,000          1,275,000
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                           402,234            591,437
    Cost of shares redeemed                                                    (3,590,133)        (5,162,432)
                                                                         ----------------- ------------------

      Increase (decrease) in net assets from Fund share transactions           (3,117,899)        (3,295,995)
                                                                         ----------------- ------------------

           Net increase (decrease) in net assets                               (4,583,443)         1,421,743

Net assets

   At beginning of period                                                      55,200,699         53,778,956
                                                                         ----------------- ------------------

   At end of period (including distributions in excess of net investment income
    of $97,839 and $163,094 at December 31, 1996 and 1995, respectively)      $50,617,256        $55,200,699
                                                                         ================= ==================




    The accompanying notes are an integral part of the financial statements.


                     Standish, Ayer & Wood Investment Trust
                            Standish Securitized Fund

                              Financial Highlights


                                                                         Year Ended December 31,
                                                  ----------------------------------------------------------------
                                                       1996         1995         1994        1993        1992*
                                                  -------------- -----------  ----------- ------------ -----------

   Net asset value - beginning of period               $20.25      $18.61       $20.24       $20.14      $20.97
                                                  -------------- -----------  ----------- ------------ -----------

   Income (loss) from investment operations
     Net investment income+                               1.43       1.32         1.42         1.45        1.43
     Net realized and unrealized (loss) gain
        on investments                                  (0.57)       1.66        (1.86)        0.54       (0.61)
                                                  -------------- -----------  ----------- ------------ -----------

   Total income (loss) from investment operations         0.86       2.98        (0.44)        1.99        0.82
                                                  -------------- -----------  ----------- ------------ -----------

   Less distributions declared to shareholders
     From net investment income                         (1.41)      (1.34)       (1.19)       (1.48)      (1.57)
     In excess of net investment income                ---         ---          ---           (0.05)     ---
     From net realized gains on investments            ---         ---          ---           (0.36)      (0.07)
     In excess of net realized gains on investments    ---         ---          ---          ---          (0.01)
                                                  -------------- -----------  ----------- ------------ -----------
      Total distributions declared to shareholders      (1.41)      (1.34)       (1.19)       (1.89)      (1.65)
                                                  -------------- -----------  ----------- ------------ -----------

      Net asset value - end of period                  $19.70      $20.25       $18.61       $20.24      $20.14
                                                  ============== ===========  =========== ============ ===========

   Total return                                          4.41%      16.32%       (2.16%)      10.02%       4.07%

   Net assets at end of period  (In thousands)         $50,617     $55,201      $53,779      $78,054     $90,460

   Supplemental Data
   Ratios to average daily net assets:
     Expenses +                                          0.45%       0.45%        0.45%        0.45%       0.45%
     Net investment income +                             6.99%       6.78%        6.79%        6.75%       6.94%

   Portfolio turnover                                    212%        225%         138%         130%        301%

+    The investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

      Net investment income per share                   $1.40       $1.22        $1.41        $1.44       $1.42
      Ratios to average daily net assets:
            Expenses                                     0.51%       0.51%        0.49%        0.48%       0.51%
            Net Investment Income                        6.93%       6.72%        6.76%        6.72%       6.88%

 * Audited by other auditors.


    The accompanying notes are an integral part of the financial statements.


                           Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Securitized Fund ("the Fund") is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short - term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short - term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $1,745,441 and $234,501 which expire on December 31, 2002 and December 31, 2004, respectively.

     E. .Distributions to shareholders--
         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities, futures and options transactions and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(2) Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.25% of the Fund's average daily net assets up to the first $500,000,000 and 0.20% of assets in excess of this amount. SA&W has agreed to limit total Fund operating expenses to 0.45% of the Fund's average daily net assets. For the year ended December 31, 1996, SA&W voluntarily waived
         $29,535 of its fee. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain trustees and officers of the Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                              Purchases             Sales


U.S. government securities                     $121,694,322        $126,243,666
                                          ==================  ==================

Non-U.S. government securities                   $5,301,904          $4,506,758
                                          ==================  ==================




(4) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended December 31
                                                                  --------------------------------------
                                                                        1996                1995
                                                                  -----------------   ------------------

Shares sold                                                               3,450              64,329
Shares issued to shareholders in payment of distributions declared       20,413              29,757
Shares redeemed                                                        (179,930)           (258,806)
                                                                  -----------------   ------------------

    Net decrease                                                       (156,067)           (164,720)
                                                                  =================   ==================




         At December  31,  1996,  one  shareholder,  Allendale  Mutual
         Insurance Co., together with its affiliates, was record owner of approximately 82% of the total outstanding shares of the Fund.

(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate Cost                                               $58,191,889


Gross unrealized appreciation                                    619,007
Gross unrealized depreciation                                   (672,979)
                                                        -----------------

    Net unrealized depreciation                                 ($53,972)
                                                        =================

6) .....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of written option transactions for the twelve months ended December 31, 1996 is as follows:

                         Written Put Option Transactions
--------------------------------------------------------------------------------

                                       Number
                                    of Contracts          Premiums
                                  ------------------  ------------------
Outstanding, beginning of period              2,750            $11,816
    Options written                           9,725             74,708
    Options exercised                        (6,525)           (29,965)
    Options expired                          (4,850)           (50,461)
    Options closed                           (1,100)            (6,098)
                                  ------------------  ------------------
Outstanding, end of period                        0                 $0
                                  ==================  ==================


                        Written Call Option Transactions
--------------------------------------------------------------------------------

                                        Number
                                     of Contracts          Premiums
                                   ------------------  ------------------
Outstanding, beginning of period              3,900             $26,926
    Options written                          25,950             146,679
    Options exercised                        (1,000)             (5,000)
    Options expired                         (13,750)            (63,699)
    Options closed                          (14,000)           (100,351)
                                   ------------------  ------------------
Outstanding, end of period                    1,100             $4,555
                                   ==================  ==================




 .........Forward foreign currency and cross currency exchange contracts--
         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the Fund primarily to protect the Fund's foreign securities from adverse currency movements. At December 31, 1996, there were no open forward foreign currency contracts.

 .........Futures Contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1996, the Fund held the following futures contracts:

                                                         Expiration     Underlying Face    Unrealized
        Contract                    Position                Date         Amount at Value   Appreciation
--------------------------   ------------------------   -------------   ----------------------------------

US 10 Year Note (31 contracts)        Short               03/31/97           $3,382,875           $66,535
                                                                        ================  ================




         At December 31, 1996, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7) ....Delayed Delivery Transactions:

         The Fund may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment. At December 31, 1996, the Fund had entered into the following delayed delivery transactions:

Type         Security                Settlement Date        Amount
----------------------------------------------------------------------

Buy       FNMA                            2/13/97           $6,384,219

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Securitized Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Securitized Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Securitized Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

[    ] 1997


                    STANDISH INTERNATIONAL FIXED INCOME FUND
                        STANDISH GLOBAL FIXED INCOME FUND
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

     This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated [ ], 1997, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish International Fixed Income Fund ("International Fixed Income Fund") and the Standish Global Fixed Income Fund ("Global Fixed Income Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



                          ----------------------------


                                    CONTENTS

                                                                      Page


Investment Objective and Policies.......................................1
Investment Restrictions................................................10
Calculation of Performance Data........................................12
Management ............................................................14
Redemption of Shares...................................................23
Portfolio Transactions.................................................24
Determination of Net Asset Value.......................................25
The Funds and Their Shares.............................................26
The Portfolio and its Investors........................................27
Taxation...............................................................27
Additional Information.................................................32
Experts and Financial Statements.......................................32

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

     The Prospectus describes the investment objective and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus.

     As described in the Prospectus, the Global Fixed Income Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Global Fixed Income Portfolio (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective and restrictions as the Global Fixed Income Fund. Standish International Management Company, L.P. ("SIMCO" or the "Adviser") is the adviser to the Portfolio and the International Fixed Income Fund.

     The Prospectus describes the investment objective of the Global Fixed Income Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Global Fixed Income Fund correspond directly to those of the Portfolio, the following discusses the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of each Fund's and the Portfolio's investment objective, policies and restrictions. For the purposes of the discussion in this section of this Statement of Additional Information, the use of the term "Fund" or "Funds" includes references to the Portfolio and the International Fixed Income Fund unless otherwise noted.

Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     Investments in commercial paper will be rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Rating Group ("S&P"), or Duff -1 by Duff & Phelps ("Duff"), which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by SIMCO to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, SIMCO may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

     A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by each Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased. The Trustees will monitor the standards that SIMCO will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.

     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions. Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional in vestors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, each Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into vari ous interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities mar ket, interest rate or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, each Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if SIMCO anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on SIMCO's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies.

Risks of Strategic Transactions. The use of Strategic Transactions has associated risks in cluding possible default by the other party to the transaction, illiquidity and, to the extent SIMCO's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and en tering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of each Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. Each Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the under lying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing

Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, SIMCO must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

     If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

     Each Fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, but virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though a Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     Each Fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All future contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the

Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

     Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties in order to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by SIMCO.

     Each Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denomi nated or generally quoted in that currency.

     Each Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French gov ernment bond and SIMCO may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

     To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if SIMCO considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), and a portfolio contains securities denominated in schillings and SIMCO believes that the value of schillings will decline against the U.S. dollar, SIMCO may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions

(including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of SIMCO, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on SIMCO's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of the Fund's net assets at any one time. Each Fund will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

     Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by SIMCO. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Trust and the Portfolio Trust have adopted guidelines and delegated to SIMCO the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of

Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and they are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts. Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Inter bank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts. Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each Fund will cover Strategic Transactions as required by interpretive positions of the staff of the SEC. A Fund will not enter into
Strategic Transactions that expose a Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. Each Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, each Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

"When-Issued" and "Delayed Delivery" Securities. Each Fund may commit up to 25% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. Although each Fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, a Fund may sell the securities before the settlement date if deemed advisable by SIMCO. Unless a Fund has entered into an offsetting agreement to sell the securities purchased on a "when-issued" or "forward commitment" basis, cash or liquid obligations with a market value equal to the amount of the Fund's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Fund's commitment.

     Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a Fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

Portfolio Turnover. It is not the policy of either Fund to purchase or sell securities for trading purposes. However, neither Fund places any restrictions on portfolio turnover and each may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to maintain its status as a regulated investment company under the Code. Each Fund may therefore generally change its portfolio investments at any time in accordance with SIMCO's appraisal of factors affecting any particular issuer or market, or relevant economic conditions.

                             INVESTMENT RESTRICTIONS

     The Funds and the Portfolio have adopted the following fundamental policies. Each of the Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of a Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio.

International Fixed Income Fund.

As a matter of fundamental policy, the International Fixed Income Fund may not:

1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3. Lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

     The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

c.   Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund and Global Fixed
Income Portfolio.

As a matter of fundamental policy, the Global Fixed Income Portfolio (Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
     (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.   Purchase real estate or real estate mortgage loans,  although the Portfolio
     (Fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
     (Fund) may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Portfolio (Fund) may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements and except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b.   Purchase the securities of any other
     investment company except to the extent
     permitted by the 1940 Act.

c. Invest more than 25% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).

d. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund but not the Portfolio).

     Notwithstanding any fundamental or non- fundamental policy, the Global Fixed Income Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Global Fixed Income Fund.

                               ------------------

     Purchases of securities of other investment companies permitted under the restrictions above could cause the Funds to pay additional management and advisory fees and distribution fees. If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

     As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

     The Funds' yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                           Yield = 2[(A - B + 1)6 - 1]
                                       CD
Where:
     a=interest earned during the period; b=net expenses accrued for the period; c=the average daily number of shares outstanding during the period that were entitled to receive dividends; d=the maximum offering price (net asset value) per share on the last day of the period.

     The Funds may also quote nonstandardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield and the time between interest payments.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Funds account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, each Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.

     The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1996 and average annualized yield for the 30-day period ended December 31, 1996 were as follows:


                                                  Average Annual Total Return
                                      --------------------------------------------------

Fund                                1-Year              5-Year          10-Year          Yield
----                                ------              ------          -------          -----
International Fixed Income Fund     15.28%              10.59%          11.32%1          5.74%
Global Fixed Income Fund            13.03%              7.46%2            N/A            6.86%

---------------------------
1    International Fixed Income Fund commenced operations on January 2, 1991.
2    Global Fixed Income Fund commenced operations on January 3, 1994.

     These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.

     In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:


International Fixed Income Fund


Quarter/Year           Net        Gross
---------------------------------------
1Q91                   (2.90)%      (2.75)%
2Q91                   (1.76)       (1.48)
3Q91                    9.99        10.18
4Q91                    9.69         9.84
1991                   15.07        15.95
1Q92                   (2.43)        2.26
2Q92                    9.45         9.59
3Q92                    4.30         4.44
4Q92                   (2.97)       (2.82)
1992                    8.07         8.71
1Q93                    6.18         6.31
2Q93                    5.41         5.54
3Q93                    5.26         5.40
4Q93                    5.06         5.18
1993                   23.77        24.38
1Q94                   (5.78)       (5.66)
2Q94                   (4.48)       (4.35)
3Q94                   (0.95)       (0.82)
4Q94                    1.84         1.97
1994                   (9.22)       (8.74)
1Q95                    2.59         2.72
2Q95                    4.71         4.84
3Q95                    4.01         4.16
4Q95                    5.74         5.88
1995                   18.13        18.75

1Q96                     0.73         0.86
2Q96                     3.49         3.63
3Q96                     5.36         5.49
4Q96                     4.95         5.07
1996                    15.28        15.85


Global Fixed Income Fund


Quarter/Year           Net       Gross
--------------------------------------
1Q94                    (4.80)%     (4.64)%
2Q94                    (3.56)      (3.40)
3Q94                    (0.77)      (0.05)
4Q94                     1.44        1.60
1994                    (7.06)      (6.46)
1Q95                     2.94        3.10
2Q95                     5.21        5.36
3Q95                     3.80        3.95
4Q95                     5.09        5.26
1995                    18.13       18.84
1Q96                     0.05        0.21
2Q96                     2.59        2.75
3Q96                     4.97        5.14
4Q96                     4.91        5.08
1996                    13.03       13.76

     These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the International Fixed Income Fund may compare its performance to the J.P. Morgan Non-U.S. Government Bond Index, which is generally considered to be representative of unmanaged government bonds in foreign markets, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. The Global Fixed Income Fund may compare its performance to the J.P. Morgan Global Index, which is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries.

Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Martin, and Ms. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio and the Fund's investment adviser.

                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
*D. Barr Clayson, 7/29/35                         Vice President and Trustee              Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                              Chairman and Director,
Boston, MA 02111                                                                                  Standish International
                                                                                                 Management Company, L.P.
Samuel C. Fleming, 9/30/40                                  Trustee                               Chairman of the Board
c/o Decision Resources, Inc.                                                                   and Chief Executive Officer,
1100 Winter Street                                                                              Decision Resources, Inc.;
Waltham, MA 02154                                                                               through 1989, Senior V.P.
                                                                                                     Arthur D. Little
Benjamin M. Friedman, 8/5/44                                Trustee                                William Joseph Maier
c/o Harvard University                                                                       Professor of Political Economy,
Cambridge, MA 02138                                                                                 Harvard University

John H. Hewitt, 4/11/35                                     Trustee                     Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                                Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                                             and New Hampshire

*Edward H. Ladd, 1/3/38                           Trustee and Vice President                    Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                             Managing Director, Standish, Ayer &
One Financial Center                                                                              Wood, Inc. since 1990;
Boston, MA 02111                                                                             formerly President of Standish,
                                                                                                     Ayer & Wood, Inc.
                                                                                                       Director of
                                                                                                  Standish International
                                                                                                 Management Company, L.P.
Caleb Loring III, 11/14/43                                  Trustee                          Trustee, Essex Street Associates
c/o Essex Street Associates                                                                 (family investment trust office);
P.O. Box 5600                                                                               Director, Holyoke Mutual Insurance
Beverly Farms, MA 01915                                                                                  Company

*Richard S. Wood, 5/21/54                            President and Trustee                      Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                                                   and Managing Director,
One Financial Center                                                                           Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                                          Executive Vice President and Director,
                                                                                            Standish International Management
                                                                                                      Company, L.P.
Richard C. Doll, 7/8/48                                 Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                           Vice President and Director,
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
James E. Hollis III, 11/21/48                      Executive Vice President                    Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


                                                      - 15 -




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
Anne P. Herrmann, 1/26/56                        Vice President and Secretary                   Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56                         Vice President and Treasurer          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                          since October 1996; formerly Senior Vice
One Financial Center                                                                     President, Treasurer and Chief Financial
Boston, MA  02111                                                                        Officer of Liberty Financial Bank Group
                                                                                           (1993-95); prior to 1993, Corporate
                                                                                         Controller, The Berkeley Financial Group
Caleb F. Aldrich, 9/20/57                               Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Beverly E. Banfield, 7/6/56                             Vice President                    Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                           Assistant Vice President and
Boston, MA 02111                                                                                   Compliance Officer,
                                                                                                Freedom Capital Management
                                                                                                    Corp. (1989-1992)
Nicholas S. Battelle, 6/24/42                           Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/16/33                                Vice President                         Senior Adviser and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                            prior to 1991, President,
Boston, MA 02111                                                                                Harvard Management Company
                                                                                              Senior Adviser and Director of
                                                                                            Standish International Management
                                                                                                      Company, L.P.
David H. Cameron, 11/2/55                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                   Director of
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Karen K. Chandor, 2/13/50                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                Vice President                    Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


                                                      - 16 -




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
Susan B. Coan, 5/1/52                                   Vice President                         Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

W. Charles Cook II, 7/16/63                             Vice President                    Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                 Vice President,
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Joseph M. Corrado, 5/13/55                              Vice President                    Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                            Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                         Director, Standish International
Boston, MA 02111                                                                                 Management Company, L.P.

Mark A. Flaherty, 4/24/59                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                  Vice President
Boston, MA  02111                                                                           Standish International Management
                                                                                                      Company, L.P.
Maria D. Furman, 2/3/54                                 Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                           Vice President and Director,
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Ann S. Higgins, 4/8/35                                  Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                             Vice President                         Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                          since December 1995; formerly
Boston, MA  02111                                                                       Vice President, Scudder, Stevens and Clark

Raymond J. Kubiak, 9/3/57                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


                                                      - 17 -




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
Phillip D. Leonardi, 4/24/62                            Vice President                 Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                               since November 1993; formerly,
One Financial Center                                                                                Investment Sales,
Boston, MA 02111                                                                               Cigna Corporation (1993) and
                                                                                            Travelers Corporation (1984-1993)
Laurence A. Manchester, 5/24/43                         Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

George W. Noyes, 11/12/44                               Vice President                       President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                   Director of
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Arthur H. Parker, 8/12/35                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                               Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                      Executive Vice President and Director
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Michael C. Schoeck, 10/24/55                            Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                since August, 1993;
Boston, MA 02111                                                                                formerly, Vice President,
                                                                                                 Commerzbank, Frankfurt,
                                                                                                 Germany Vice President,
                                                                                            Standish International Management
                                                                                                      Company, L.P.
Austin C. Smith, 7/25/52                                Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                               Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc. since
One Financial Center                                                                      November 2, 1993; formerly Consultant
Boston, MA 02111                                                                                   Cambridge Associates


                                                      - 18 -




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
David C. Stuehr, 3/1/58                                 Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James W. Sweeney, 5/15/59                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                      Executive Vice President and Director,
Boston, MA 02111                                                                            Standish International Management
                                                                                                      Company, L.P.
Ralph S. Tate, 4/2/47                                   Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc. since
One Financial Center                                                                            April, 1990; formerly Vice
Boston, MA 02111                                                                             President, Aetna Life & Casualty
                                                                                                 President and Director,
                                                                                            Standish International Management
                                                                                                      Company, L.P.
Michael W. Thompson, 3/31/56                            Vice President                    Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher W. Van Alstyne,                             Vice President                               Vice President,
3/24/60                                                                                        Standish, Ayer & Wood, Inc.;
c/o Standish, Ayer & Wood, Inc.                                                           Formerly Regional Marketing Director,
One Financial Center                                                                          Gabelli-O'Connor Fixed Income
Boston, MA 02111                                                                                        Management


* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.


Compensation of Trustees and Officers

     Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish, Ayer & Wood, Inc. ("Standish") as administrator of the Global Fixed Income Fund, SIMCO or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1996.

     The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1996:

                                 Aggregate Compensation
                                     from the Funds
                                                                Pension or
                               International     Global         Retirement
                                   Fixed         Fixed       Benefits Accrued        Total Compensation from
                                  Income         Income      as Part of Funds'       Funds and Portfolio and
       Name of Trustee             Fund          Fund**          Expenses            Other Funds in Complex*
       ---------------             ----          ----            --------            ----------------------
D. Barr Clayson                     $0             $0               $0                         $0
Samuel C. Fleming                 $9,658         $1,292             $0                       $49,250
Benjamin M. Friedman              $8,922         $1,194             $0                       $45,500
John H. Hewitt                    $8,922         $1,194             $0                       $45,500
Edward H. Ladd                      $0             $0               $0                         $0
Caleb Loring, III                 $8,922         $1,194             $0                       $45,500
Richard S. Wood                     $0             $0               $0                         $0
-------------------
*    As of the date of this Statement of Additional Information there were 20 funds in the fund complex.  Total compensation is presented for the calendar year ended December 31, 1996.
**   The Global  Fixed  Income Fund bears its pro rata  allocation  of Trustees'
     fees paid by the Portfolio to the Trustees of the Portfolio Trust.




Certain Shareholders

     At February 1, 1997, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. At February 1, 1997, the Global Fixed Income Fund beneficially owned approximately 100% of the then outstanding interests of the Portfolio and therefore controlled the Portfolio. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

International Fixed Income Fund


                                     Percentage of
Name and Address                   Outstanding Shares
MAC & Co.                                 14%
P.O. Box 3198
Pittsburg, PA  15230

Maryland State Retirement                  7%
& Pension System
Room 701
301 West Preston Street
Baltimore, MD

Boston & Co.                               6%
Mellon Bank
P.O. Box 3198
Pittsburg, PA  15230

Global Fixed Income Fund

                                     Percentage of
Name and Address                   Outstanding Shares
----------------                   ------------------
Brown University                                      25%*
164 Angell Street
Investment Office - Box C
Providence, RI  02912

Childrens Medical Center                              16%
Corp.
1295 Boylston Street
Suite 300
Boston, MA  02215

Lafayette College                                     13%
234 Markle Hall
Easton, PA  18042-1779

Wenner-Gren Foundation                                 9%
220 Fifth Avenue
New York, NY  10001

Trustees of Boston College                             8%
St. Thomas More Hall
Room 310
Chestnut Hill, MA  02167

Sisters of Mercy Health                                5%
System
2039 N. Geyer Road
St. Louis, MO  63131
----------------

*Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.

Investment Adviser

     SIMCO serves as the Adviser to the Global Fixed Income Portfolio and the International Fixed Income Fund pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, SIMCO managed directly the assets of the Global Fixed Income Fund pursuant to an investment advisory agreement. This agreement was terminated by the Global Fixed Income Fund on such date subsequent to the approval by the Global Fixed Income Fund's shareholders on March 29, 1996 to implement certain changes in the Global Fixed Income Fund's investment restrictions which enable the Global Fixed Income Fund to invest all of its investable assets in the Portfolio. SIMCO is a Delaware limited partnership organized in 1991 and is registered under the Investment Advisers Act of 1940. The General Partner of the Adviser is Standish, One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The Limited Partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Director of and a Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board of SIMCO and a Managing Director of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, a Managing Director and Vice President of Standish and the President of the Trust, is the Executive Vice President of SIMCO.

     The following, constituting all of the Directors and all of the shareholders of Standish, are Standish's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor,
D. Barr Clayson,  Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty,  Maria
D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.

     Certain services provided by SIMCO under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolio or the International Fixed Income Fund for any costs incurred. In addition to those services, SIMCO provides the International Fixed Income Fund (but not the Portfolio) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, SIMCO is paid a fee based upon a percentage of the International Fixed Income Fund's or the Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.



                                                                      Contractual Advisory Fee Rate
Fund                                                          (as a percentage of average daily net assets)
----                                                           -------------------------------------------
Global Fixed Income Portfolio                                                     0.40%
International Fixed Income Fund                                                   0.40%

During the last three fiscal years ended December 31, the Funds and the Portfolio paid advisory fees in the following amounts:

Fund                                                           1994                 1995                  1996
----                                                           ----                 ----                  ----
Global Fixed Income Fund                                     407,392              535,630               198,7471
Global Fixed Income Portfolio                                  N/A2                 N/A2                412,2162
International Fixed Income Fund                             4,402,708            3,916,500
------------------------
1 Global Fixed Income Fund was converted to the master/feeder  fund structure on
May 3, 1996 and does not pay directly  advisory  fees after that date.  The Fund bears its pro rata allocation of the Portfolio's  expenses,  including  advisory fees.

2  The Portfolio commenced operations on May 3, 1996.

     Pursuant to the investment advisory agreements each of the International Fixed Income Fund and the Portfolio bears expenses of its operations other than those incurred by SIMCO pursuant to the investment advisory agreement. Among other expenses, the International Fixed Income Fund and the Portfolio pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

     SIMCO has voluntarily agreed to limit certain "Total Fund Operating Expenses" (excluding brokerage commissions, taxes and other extraordinary expenses) to 0.80% per annum of the International Fixed Income Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SIMCO at any time. The investment advisory agreement between SIMCO and the Portfolio Trust with respect to the Portfolio provides that SIMCO's advisory fees shall be reduced to the extent necessary so that total expenses (excluding brokerages, taxes and extraordinary expenses) of the Portfolio in any fiscal year exceed 0.65% of the Portfolio's average daily net assets.

     Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the Portfolio or the Fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Fund or the Portfolio or by SIMCO, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

     In an attempt to avoid any potential conflict with portfolio transactions for the Funds and the Portfolio, SIMCO, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the

Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders, and the Portfolio and its investors, come before those of the Adviser and its employees.

Administrator of the Global Fixed Income Fund


     Standish also serves as the administrator to the Global Fixed Income Fund (the "Fund Administrator") pursuant to a written administration agreement with the Trust on behalf of the Global Fixed Income Fund. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The Global Fixed Income Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

Administrator of the Global Fixed Income
Portfolio

     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually. The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds

     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of Standish, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.

     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Global Fixed Income Fund is permitted to redeem in-kind or except in the event the Global Fixed Income Fund completely withdraws its interest from the Portfolio.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for placing the International Fixed Income Fund's and the Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, SIMCO will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if SIMCO determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the International Fixed Income Fund and the Portfolio may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include
(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Fund and the Portfolio effect their securities transactions may be used by SIMCO in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Fund and the Portfolio under the investment advisory agreements will not be reduced as a result of SIMCO's receipt of research services.

     SIMCO also places portfolio transactions for other advisory accounts. SIMCO will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund or the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the International Fixed Income Fund or the Portfolio. In making such allocations, the main factors considered by SIMCO will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     Because most of the International Fixed Income Fund's and the Portfolio's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the Fund and the Portfolio have not paid any brokerage commissions during the past three years.

                        DETERMINATION OF NET ASSET VALUE

     Each Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Global Fixed Income Fund, will be represented by the Global Fixed Income Fund's interest in the Portfolio) less all liabilities by the number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Global Fixed Income Fund is determined. Each investor in the Portfolio, including the Global Fixed Income Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.

     Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

     Money market instruments with less than sixty days remaining to maturity when acquired by the International Fixed Income Fund or the Portfolio are valued on an amortized cost basis. If the Fund or the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     Generally, trading in securities on foreign securities exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of foreign securities (whose principal trading markets are such foreign exchanges) used in computing the net asset value of the International Fixed Income Fund's and the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Funds' or the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees.

                           THE FUNDS AND THEIR SHARES

     Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.

     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Global Fixed Income Fund invests all of its investible assets in another open-end investment company.

     All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

     Except as described below, whenever the Trust, on behalf of the Global Fixed Income Fund, is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Global Fixed Income Fund's shareholders and will cast its vote proportionately as instructed by the

Global Fixed Income Fund's shareholders. Global Fixed Income Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Global Fixed Income Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Global Fixed Income Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Global Fixed Income Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Global Fixed Income Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Global Fixed Income Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Global Fixed Income Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like the Global Fixed Income Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

     Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.

     The Portfolio is treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Global Fixed Income Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Global Fixed Income Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Global Fixed Income Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Global Fixed Income Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Global Fixed Income Fund to satisfy the tax distribution requirements that apply to the Global Fixed Income Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Global Fixed Income Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Global Fixed Income Fund will be deemed
(i) to own its  proportionate  share of each of the assets of the  Portfolio and
(ii) to be entitled to the gross income of the Portfolio attributable to such share.

     Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

     Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Global Fixed Income Fund has $[ ] of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains. The International Fixed Income Fund has $[ ] of capital loss carryforwards, which expire on December 31, 2002, available to offset future net capital gains.

     If a Fund or the Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund or the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the Portfolio, in the case of the Global Fixed Income Fund, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid federal income and excise taxes. Therefore, a Fund or the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to enable the Fund to satisfy the distribution requirements.

     Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's or the Portfolio's ability to enter into futures, options or currency forward transactions.

     Certain options, futures or currency forward transactions undertaken by a Fund or the Portfolio may cause a Fund to recognize gains or losses from marking to market even though the Fund's or the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Fund or realized by the Portfolio and allocable to the Global Fixed Income Fund. Any net mark to market gains may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of the Funds' distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The Federal income tax rules applicable to dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments. Due to possible unfavorable consequences under present tax law, each Fund and the Portfolio do not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Funds may acquire "regular" interests in REMICs.

     Foreign exchange gains and losses realized by the Portfolio and the International Fixed Income Fund in connection with certain transactions, if any, involving foreign currency- denominated debt securities certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolio's or the International Fixed Income Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain (or share of such gain in the case of the Global Fixed Income Fund plus any such gain the Fund may realize from other sources) is limited under the Code to less than 30% of each Fund's gross income for its taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

     The Portfolio or the International Fixed Income Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of that Fund's total assets (in the case of the Global Fixed Income Fund, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. For any taxable year, either Fund may meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the applicable Fund will be required to (i) include in ordinary gross income (in additional to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If a Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the applicable Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax- exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If the Portfolio or the International Fixed Income Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), either Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio and the International Fixed Income Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

     Investment in debt obligations by the International Fixed Income Fund or the Portfolio that are at risk of or in default presents special tax issues for that Fund or the Global Fixed Income Fund, respectively. Tax rules are not entirely clear about issues such as when the International Fixed Income Fund or the Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the International Fixed Income Fund or the Portfolio, in the event that either holds such obligations, in order to reduce the risk of that Fund or the Global Fixed Income Fund, or any other RIC investing in the Portfolio, distributing insufficient income to preserve its status as a RIC or becoming subject to Federal income or excise tax.

     Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     A Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a Fund earned dividend income (or, in the case of the Global Fixed Income Fund, was allocated dividend income of the Portfolio) from stock investments in U.S. domestic corporations. It is anticipated that, due to the nature of the

Funds' investments, no portion of the Funds' distributions will generally qualify for the dividends received deduction.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of the Portfolio's portfolio in the case of the Global Fixed Income Fund). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of a Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares, subject to the rules described below. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Global Fixed Income Fund's indirect ownership (through the Portfolio) of any such obligations, the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the applicable Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Funds.

                             ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS

     Except as noted in the next sentence, each Fund's financial statements contained in the 1996 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of International Fixed Income Fund for periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. The Portfolio's financial statements contained in the Global Fixed Income Fund's 1996 Annual Report have been audited by Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P.

                     Standish, Ayer & Wood Investment Trust
                 Standish International Fixed Income Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion


Foreign bond markets posted positive returns on average during the year with the J.P. Morgan Hedged Non-U.S. Government Bond index returning 12.16%. We are pleased to report that the strategies employed in the Standish International Fixed Income Fund resulted in a return of 15.28%, 312 basis points more than our index.

Foreign economies were generally weak during the year, particularly in Europe. European economic activity weakened, driving unemployment to record levels and forcing central banks to reduce rates. The pursuit of monetary union in Europe had a profound impact on policy decisions, resulting in tighter fiscal policies than would normally be the case during a period of economic weakness. European markets produced the best returns during the year, particularly Scandinavian and Southern European markets. The Japanese economy grew modestly in the year and Japanese bonds produced meager returns. The dollar appreciated during the year and by year-end had returned to levels last seen in 1993.

The fund has benefited during the year from our successful country weightings, longer duration than the index, corporate and mortgage outperformance, and our use of currency options to increase exposure to high yielding European currencies relative to the German Mark, Swiss Franc, and Japanese Yen. Overweight positions in European bonds, particularly in Italy, Spain, and Sweden and an underweight in Japan added significantly to our outperformance. Our duration was modestly longer than the index particularly in Europe due to economic conditions that were generally favorable for bonds.

In 1996, we emphasized alternatives to government bonds such as corporates and mortgages when we identified attractive opportunities. These bonds in our portfolio have generally outperformed during the year. We purchased currency options based on our belief that high yielding European currencies were attractive relative to the German Mark, Swiss Franc, and Japanese Yen. This was another source of value added during the year.

Thank you for your support during 1996. We will be working hard in the new year to produce superior risk adjusted returns. As always, we appreciate your comments and suggestions and look forward to serving you in 1997.





Richard S. Wood

                     Standish, Ayer & Wood Investment Trust
                 Standish International Fixed Income Fund Series

             Comparison of Change in Value of $100,000 Investment in
    Standish International Fixed Income Fund, the J.P. Morgan Hedged Non-U.S.
              Government Bond Index and the Lehman Aggregate Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish International Fixed Income Fund compared with the J.P. Morgan Hedged Non-U.S. Government Bond Index and the Lehman Aggregate Index for the period January 2, 1991 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                 Standish International Fixed Income Fund Series

                            Portfolio of Investments
                                December 31, 1996



                                                                                               Par                       Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

BONDS and NOTES - 86.7%

Argentina - 1.9%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Argentina FBR                                          6.63 %    3/31/2005               18,620,000   $         16,199,400
                                                                                                               ---------------------

Australia - 5.6%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Australia                                             10.00     10/15/2007               21,800,000             20,485,368
Govt. of Australia                                             12.00     11/15/2001                6,000,000              5,736,839
New South Wales Treasury                                        0.00      9/03/2010               15,600,000              4,399,387
South Australia Government Finance                              0.00     12/21/2015                5,550,000              1,036,096
Treasury Corp. of Victoria                                      0.00      8/31/2011                5,500,000              1,419,990
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         33,077,680
                                                                                                               ---------------------
Other
-------------------------------------------------------
News America Holdings                                           8.63      2/07/2014               19,000,000             14,081,876
                                                                                                               ---------------------

Total Australia                                                                                                          47,159,556
                                                                                                               ---------------------

Canada - 1.6%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Canada                                                 7.50      3/01/2001               12,000,000              9,450,241
Govt. of Canada                                                 7.75      9/01/1999                5,400,000              4,235,357
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         13,685,598
                                                                                                               ---------------------

Denmark - 7.7%
-------------------------------------------------------
Government
-------------------------------------------------------
Kingdom of Denmark                                              8.00     11/15/2001               39,000,000              7,345,476
Kingdom of Denmark                                              9.00     11/15/1998               48,000,000              8,859,708
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         16,205,184
                                                                                                               ---------------------
Other
-------------------------------------------------------
Byggeriets Real Kredit                                         11.00     10/01/2017                  124,000                 23,574
Byggeriets Real Kredit                                         11.00     10/01/2020                   80,000                 15,141
Denmark Nykredit                                                7.00     10/01/2026              226,594,000             36,058,574
Denmark Nykredit                                                8.00     10/01/2026               57,466,000              9,817,787
Denmark Nykredit                                               11.00     10/01/2017                   89,000                 16,920
Denmark Realkredit                                              7.00     10/01/2026               14,864,000              2,365,352
Kreditforningen Ser 22A                                        11.00     10/01/2017                  283,000                 53,801
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         48,351,149
                                                                                                               ---------------------

Total Denmark                                                                                                            64,556,333
                                                                                                                    ----------------



                                                                                                 Par                     Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Europe - 0.8%
-------------------------------------------------------
Other
-------------------------------------------------------
Govt. of Italy (Strip)                                          0.00 %    3/07/1999                5,920,000   $          6,761,620
                                                                                                               ---------------------

Finland - 3.1%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Finland                                                7.25      4/18/2006              111,000,000             25,845,957
                                                                                                               ---------------------

Germany - 12.3%
-------------------------------------------------------
Government
-------------------------------------------------------
Baden Nurttemberg                                               6.20     11/22/2013               16,000,000             10,760,766
Bundesobligation                                                5.13     11/21/2000               12,750,000              8,500,000
Deutschland Republic                                            6.00      1/05/2006               12,650,000              8,325,761
Die Bundrep Deutschland Dm1000                                  8.25      9/20/2001               40,700,000             30,216,547
Federal Republic of Germany                                     6.25      1/04/2024                8,100,000              4,976,728
Federal Republic of Germany                                     8.00      7/22/2002               10,100,000              7,486,654
Federal Republic of Germany                                     8.38      5/21/2001               22,530,000             16,735,527
Federal Republic of Germany                                     9.00     10/20/2000                8,480,000              6,370,597
Province of Buenos Aires                                       10.00      3/05/2001                8,250,000              5,730,282
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         99,102,862
                                                                                                               ---------------------
Other
-------------------------------------------------------
LKB Global                                                      6.00      1/25/2006                6,900,000              4,488,470
                                                                                                               ---------------------

Total Germany                                                                                                           103,591,332
                                                                                                               ---------------------

Ireland - 4.4%
-------------------------------------------------------
Government
-------------------------------------------------------
Irish Gilts                                                     6.25      4/01/1999                4,520,000              7,696,720
Irish Gilts                                                     6.50     10/18/2001               16,850,000             29,006,310
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         36,703,030
                                                                                                               ---------------------
Italy - 7.8%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Italy                                                  8.50      1/01/1999            7,350,000,000              5,035,162
Govt. of Italy                                                  8.50      1/01/1999            6,850,000,000              4,692,634
Govt. of Italy                                                  9.50      5/01/2001            9,040,000,000              6,579,740
Govt. of Italy                                                  9.50      5/01/2001            2,660,000,000              1,936,074
Govt. of Italy                                                 10.50     11/01/2000            2,766,666,667              2,053,963
Govt. of Italy                                                 10.50     11/01/2000            8,166,666,667              6,062,903
Govt. of Italy                                                 10.50     11/01/2000            8,166,666,667              6,062,903
Govt. of Italy                                                 10.50     11/01/2000            6,750,000,000              5,011,175
Govt. of Italy                                                 10.50     11/01/2000            4,550,000,000              3,377,903
Govt. of Italy                                                 12.00      9/01/2001            8,666,666,667              6,850,603
Govt. of Italy                                                 12.00      9/01/2001            7,766,666,667              6,139,194
Govt. of Italy                                                 12.00      9/01/2001            8,666,666,667              6,850,603
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         60,652,857
                                                                                                               ---------------------


                                                                                                 Par                     Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Other
-------------------------------------------------------
Bank Nederlandse                                               10.50 %    6/18/2003            6,400,000,000   $          4,910,599
                                                                                                               ---------------------

Total Italy                                                                                                              65,563,456
                                                                                                               ---------------------

Japan - 7.1%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Finland                                                6.00      1/29/2002              950,000,000              9,777,891
Govt. of Italy                                                  5.13      7/29/2003              920,000,000              9,217,033
Kingdom of Spain                                                5.75      3/23/2002              915,000,000              9,339,020
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         28,333,944
                                                                                                               ---------------------
Other
-------------------------------------------------------
Interamer Development Bank                                      6.00     10/30/2001              770,000,000              7,901,832
KFW International Finance                                       6.00     11/29/1999              798,000,000              7,819,548
Kingdom of Belgium                                              5.00     12/17/1999            1,610,000,000             15,388,095
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         31,109,475
                                                                                                               ---------------------

Total Japan                                                                                                              59,443,419
                                                                                                               ---------------------

New Zealand - 5.9%
-------------------------------------------------------
Government
-------------------------------------------------------
Government Property Services                                    7.25      3/15/1999                1,500,000              1,046,416
Housing New Zealand                                             8.00     11/15/2006               11,950,000              8,467,119
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                          9,513,535
                                                                                                               ---------------------
Other
-------------------------------------------------------
Fernz Capital +                                                 9.80      4/15/2002               19,000,000             13,589,360
Fletcher Challenge                                             10.00      4/30/2005                7,000,000              5,272,974
Fletcher Challenge                                             14.50      9/30/2000                8,500,000              7,143,187
Fletcher Challenge Cvt                                         11.25     12/15/2002               13,000,000             10,260,997
Lion Nathan Ltd.                                                0.00      9/01/1997                5,793,293              3,862,029
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         40,128,547
                                                                                                               ---------------------

Total New Zealand                                                                                                        49,642,082
                                                                                                               ---------------------

Norway - 4.7%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Norway                                                 7.00      5/31/2001              117,600,000             19,719,366
Govt. of Norway                                                 9.00      1/31/1999               48,000,000              8,182,828
Govt. of Norway                                                 9.50     10/31/2002               37,360,000              7,000,529
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         34,902,723
                                                                                                               ---------------------
Other
-------------------------------------------------------
Union Bank of Norway                                           12.75     10/26/2002                2,500,000                410,552
Vital Forsikring                                                7.85      9/22/2003               25,600,000              4,229,163
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                          4,639,715
                                                                                                               ---------------------

Total Norway                                                                                                             39,542,438
                                                                                                               ---------------------


                                                                                                 Par                     Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Spain - 6.9%
-------------------------------------------------------
Government
-------------------------------------------------------
Castilla Junta                                                  8.30 %   11/29/2001              473,000,000   $          3,929,230
Junta de Andalucia                                             11.10     12/02/2005            1,350,000,000             13,103,155
Kingdom of Spain                                               10.10      2/28/2001            2,160,000,000             19,121,693
Kingdom of Spain                                               10.30      6/15/2002            1,248,500,000             11,401,269
Kingdom of Spain                                               12.25      3/25/2000            1,153,000,000             10,519,406
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         58,074,753
                                                                                                               ---------------------
Sweden - 3.5%
-------------------------------------------------------
Government
-------------------------------------------------------
Kingdom of Sweden                                              13.00      6/15/2001               71,800,000             13,518,816
Kingdom of Sweden #1036                                        10.25      5/05/2000               83,200,000             14,038,943
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         27,557,759
                                                                                                               ---------------------
Other
-------------------------------------------------------
Fulmar Mortgage Sec #1                                          7.65     11/01/2000               11,270,745              1,648,903
                                                                                                               ---------------------

Total Sweden                                                                                                             29,206,662
                                                                                                               ---------------------

United Kingdom - 12.9%
-------------------------------------------------------
Government
-------------------------------------------------------
UK Treasury                                                     6.75     11/26/2004                8,700,000             14,303,279
UK Treasury                                                     7.50     12/07/2006                4,540,000              7,765,193
UK Treasury                                                     8.00     12/07/2000               14,720,000             25,901,533
UK Treasury                                                     8.50     12/07/2005                6,400,000             11,668,992
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         59,638,997
                                                                                                               ---------------------
Other
-------------------------------------------------------
Alliance And Leicester Bldg Soc.                                8.75     12/07/2006                7,100,000             12,398,304
Birmingham Midshires Bldg Soc.                                  9.13      1/05/2006                3,900,000              6,883,364
Inco Ltd.                                                      15.75      7/15/2006                  996,000              2,471,618
Lond & Scot Marine Oil Cvt                                      7.75     10/04/2005                  250,000                406,497
Mepc Plc                                                       12.00      6/30/2006                2,250,000              4,786,110
Northern Rock Building Soc.                                     9.38     10/17/2021                5,080,000              9,062,232
Royal Bank of Scotland                                          9.63      6/22/2015                  380,000                699,352
Smithkline Beecham Corp.                                        8.13     11/25/1998                3,730,000              6,473,564
Woolwich Building Society                                      11.63     12/18/2001                2,800,000              5,469,198
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         48,650,239
                                                                                                               ---------------------

Total United Kingdom                                                                                                    108,289,236
                                                                                                               ---------------------

United States - 0.5%
-------------------------------------------------------
Other
-------------------------------------------------------
Irsa Parcks Cvt 144A                                            4.50      8/02/2003                4,200,000              4,158,000
                                                                                                               ---------------------

TOTAL BONDS and NOTES  (Cost $693,180,133)                                                                              728,422,872
                                                                                                               ---------------------
                                                                                              Principal


                                                                                              Amount of                  Value
Security                                                                                    Contracts (a)              (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Purchased Options - 0.9%
-------------------------------------------------------
-------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration
-------------------------------------------------------
BGB 7% Put/ Str 106.29, 4/24/97                                                                  510,000,000   $            167,280
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                            8,000,000,000                 24,000
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                            8,000,000,000                 24,000
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                            8,000,000,000                 24,000
BTPS 9.5% Put/ Str 107.44, 1/8/97                                                              8,966,666,667                      0
BTPS 9.5% Put/ Str 107.44, 1/08/97                                                            17,933,333,333                      0
CAN 7% Call, Str 105.71, 1/16/97                                                                  23,900,000                149,925
CHF Put/AUD Call, Str .9725, 9/10/97                                                              10,200,000                601,341
CHF Put/GBP Call, Str 2.26, 9/25/97                                                               25,100,000                507,622
CHF Put/USD Call, Str 1.30, 1/31/97                                                               18,000,000                534,600
DBR 6.25% Call, Str 101.92, 10/20/97                                                              27,400,000                308,332
DBR 6.25% Call, Str 102.33, 5/9/97                                                                33,000,000                263,472
DBR 6.25% Call, Str 94.13, 2/6/97                                                                 25,700,000                201,874
DBR 6.25% Call, Str 96.00, 2/28/97                                                                29,100,000                120,881
DEM 8.375% Call, Str 114.62, 1/09/97                                                              32,260,000                 20,937
DEM Put/ITL Call, Str 40.00, 09/08/97                                                             24,800,000                544,137
DEM Put/USD Call, Str 1.502, 09/05/97                                                             19,900,000                597,000
DEM Put/USD Call, Str 1.55, 4/22/97                                                               14,800,000                187,960
DGB 8% Call, Str 108.84, 3/17/97                                                                  99,000,000                223,542
FRF 6.5% Put/ Str 103.65, 4/16/97                                                                 92,400,000                181,566
FRF Put/USD Call, Str 5.265, 3/20/97                                                              16,900,000                126,750
FRF Put/USD Call, Str 5.30, 12/01/97                                                              16,900,000                229,840
ITL 9.5% Call, Str 109.68, 3/6/97                                                              9,000,000,000                 72,000
ITL 9.5% Call, Str 109.68, 3/6/97                                                              9,000,000,000                 72,000
ITL 9.5% Call, Str 109.68, 3/6/97                                                              9,000,000,000                 72,000
ITL 9.5% Put/ Str 102.07, 1/10/97                                                             22,119,999,999                      0
JGB 6.4% Call, Str 120.603, 2/5/97                                                             4,200,000,000                 12,600
JPY 4.8% Call, Str 115.912, 2/03/97                                                            4,100,000,000                 41,000
JPY Put/AUD Call, Str 86.00, 9/10/97                                                             900,000,000                426,600
JPY Put/ITL Call, Str 14.50, 09/08/97                                                          1,850,000,000              1,087,800
JPY Put/USD Call, Str 120.00, 1/5/98                                                              16,900,000                218,010
SPGB 8.40% Call, Str 107.910, 2/19/97                                                          2,100,000,000                241,500
SPGB 8.40% Put/ Str 105.65, 4/30/97                                                            2,000,000,000                 30,000
UKT 7.5% Call, Str 99.0625, 2/14/97                                                               10,200,000                240,108
USD Put/MXP Call, Str 9.12, 9/30/97                                                                7,100,000                299,620
                                                                                                               ---------------------
Total Purchased Options (Premium Paid $7,120,927)                                                                         7,852,297
                                                                                                               ---------------------




                                                                                                 Par                     Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Short-Term Investments - 12.6%
-------------------------------------------------------

Repurchase Agreements - 2.5%
-------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $21,268,997(Collateralized by
FMAC FGPC's with rates ranging from 6.5% to 9.5% and
maturity dates ranging from 12/01/10 to 4/01/24 with an
aggregate market value of $21,687,485.                                                            21,262,241   $         21,262,241
                                                                                                               ---------------------

U.S. Government Agency - 10.1%
-------------------------------------------------------
FHLB                                                            5.20 %    1/09/1997               11,970,000             11,881,821
FHLMC                                                           5.22      1/03/1997                8,000,000              7,950,120
FHLMC                                                           5.28      1/07/1997               17,863,000             17,792,263
FHLMC                                                           5.70      1/07/1997                4,030,000              4,025,533
FNMA                                                            5.30      1/08/1997                7,200,000              7,170,320
FNMA                                                            5.50      1/15/1997               20,000,000             19,932,778
FNMA                                                            5.70      1/09/1997                5,480,000              5,472,191
FNMA                                                            6.50      1/02/1997               10,000,000              9,996,388
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         84,221,414
                                                                                                               ---------------------
Total Short-Term Investments (Cost $105,483,655)                                                                        105,483,655
                                                                                                               ---------------------

TOTAL INVESTMENTS  (Cost $805,784,715) - 100.2%                                                                         841,758,824
                                                                                                               ---------------------
                                                                                              Principal
Written Options - (0.2%)                                                                      Amount of
-------------------------------------------------------
-------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                   Contracts
-------------------------------------------------------                                   -------------------
USD Put/JPY Call, Str 1.05, 1/05/98                                                               16,900,000               (218,010)
AUD Put/CHF Call, Str .9060, 9/10/97                                                              10,200,000                (42,626)
AUD Put/JPY Call, Str 79.0000, 9/10/97                                                           900,000,000                (54,900)
DBR 6.25% Call, Str 101.92, 4/18/97                                                               27,400,000               (282,823)
DBR 6.25% Put/ Str 101.60, 4/16/97                                                                27,300,000               (173,683)
DBR 6.25% Put/ Str 101.650, 4/24/97                                                               24,700,000               (166,750)
DBR 8.25% Put/ Str 112.420, 2/19/97                                                               25,000,000                (27,600)
DBR 8.25% Put/ Str 113.57, 4/30/97                                                                23,750,000               (201,970)
DBR 8.25% Put/ Str 113.58, 4/30/97                                                                24,000,000               (243,048)
DEM 6.25% Put/ Str 101.95, 1/08/97                                                                27,000,000                 (3,510)
DGB 8% Call, Str 111.84, 3/17/97                                                                  99,000,000                (58,806)
DGB 8% Put/ Str 105.84, 3/17/97                                                                   99,000,000                (45,342)
GBP Put/CHF Call, Str 1.835, 9/25/97                                                              21,000,000                (18,816)
ITL 9.5% Call, Str 111.68, 3/6/97                                                              9,000,000,000                (18,000)
ITL 9.5% Call, Str 111.68, 3/6/97                                                              9,000,000,000                (18,000)
ITL 9.5% Call, Str 111.68, 3/6/97                                                              9,000,000,000                (18,000)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                               9,000,000,000                 (9,000)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                               9,000,000,000                 (9,000)


                                                                                              Principal
                                                                                              Amount of                  Value
Security                                                                                      Contracts                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Written Options - (continued)
-------------------------------------------------------
-------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration
-------------------------------------------------------
ITL 9.5% Put/ Str 107.68, 3/6/97                                                               9,000,000,000   $             (9,000)
ITL Put/DEM Call, Str 80.0000, 09/08/97                                                           24,800,000                (48,286)
ITL Put/JPY Call, Str 15.1000, 09/08/97                                                        1,850,000,000               (120,250)
UKT 7.5% Call, Str 102.0625, 2/14/97                                                              10,200,000                (49,122)
USD Put/CHF Call, Str 1.22, 1/31/97                                                               18,000,000                 (9,000)
USD Put/CHF Call, Str 1.42, 3/20/97                                                               16,900,000                (50,700)
USD Put/DEM Call, Str 1.3800, 09/05/97                                                            19,900,000                (83,580)
USD Put/DEM Call, Str 1.425, 4/22/97                                                              14,800,000                (35,520)
                                                                                                               ---------------------
Total Written Options (Premium Received $4,732,745)                                                                      (2,015,342)
                                                                                                               ---------------------

Other Assets less Liabilities - 0.0%                                                                                        389,336
                                                                                                               ---------------------

NET ASSETS - 100.0%                                                                                            $        840,132,818
                                                                                                                    ================

*    This security is restricted, but eligible for resale under 144A.
+    Denotes all or part of security pledged as a margin deposit (see Note 6)
(a)  The principal amounts of these bonds are stated in the currency of the classification

CAN    -  Canadian Dollar                                                            USD            United States Dollar
CHF    -  Swiss Franc                                                                DEM            German Deutschemark
AUD    -  Australian Dollar                                                          FRF            French Franc
GBP   -  British Pound Sterling                                                      ITL            Italian Lira
FHLMC - Federal Home Loan Mortgage Corporation                                       JPY            Japanese Yen
FNMA - Federal National Mortgage Association
FHLB - Federal Home Loan Bank

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 1996

Assets
    Investments, at value (Note 1A) (identified cost, $805,784,715)                                              $841,758,824
    Receivable for investments sold                                                                                 5,711,998
    Interest receivable                                                                                            19,659,599
    Net unrealized appreciation on forward foreign currency
       exchange contracts (Note 6)                                                                                  6,273,366
    Interest rate swap contracts at value (Note 6)                                                                     24,001
                                                                                                              ----------------

       Total assets                                                                                              $873,427,788

Liabilities
    Distribution payable                                                                       $20,615,202
    Payable for investments purchased                                                            6,048,938
    Unrealized depreciation on forward foreign exchange contracts (Note 6)                       4,481,724
    Written options outstanding, at value (premiums received, $4,732,745) (Note 6)               2,015,342
    Accrued custodian fees                                                                          66,737
    Accrued expenses and other liabilities                                                          60,292
    Accrued trustee fees (Note 2)                                                                    6,735
                                                                                         ------------------

       Total liabilities                                                                                           33,294,970
                                                                                                              ----------------


Net Assets                                                                                                       $840,132,818
                                                                                                              ================



Net assets consist of
    Paid-in capital                                                                                              $787,273,190
    Undistributed net investment income                                                                              7,509,300
    Accumulated undistributed net realized gain                                                                     6,107,628
    Net unrealized appreciation                                                                                    39,242,700
                                                                                                              ----------------

       Total net assets                                                                                          $840,132,818
                                                                                                              ================

Shares of beneficial interest outstanding                                                                          36,136,500
                                                                                                              ================

Net asset value, offering price, and redemption price per share                                                        $23.25
                                                                                                              ================
    (Net assets/Shares outstanding)

   The accompanying notes are an integral part of these financial statements.


                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                             Statement of Operations
                          Year Ended December 31, 1996


Investment income
    Interest income (net of withholding taxes of $56,974)                                                               $62,030,870

Expenses
    Investment advisory fee (Note 2)                                                            $3,234,397
    Accounting, custody and transfer agent fees                                                    771,266
    Legal fees                                                                                     116,190
    Audit services                                                                                  46,275
    Insurance expense                                                                               34,944
    Trustees fees (Note 2)                                                                          34,923
    Miscellaneous                                                                                    4,995
                                                                                          -----------------

         Total expenses                                                                                                   4,242,990
                                                                                                                    ----------------

            Net investment income                                                                                        57,787,880
                                                                                                                    ----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities (including gain from purchased options of $8,565,457)             $35,914,375
       Written options                                                                           8,494,142
       Financial futures contracts                                                                 (703,509)
       Foreign currency and foreign exchange contracts                                          13,626,884
                                                                                          -----------------

            Net realized gain (loss)                                                                                     57,331,892

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                                    $5,099,934
       Written options                                                                           2,186,730
       Financial futures contracts                                                                     940
       Interest rate swap contracts                                                                 24,001
       Foreign currency and foreign exchange contracts                                          (5,678,286)
                                                                                          -----------------

            Change in net unrealized appreciation (depreciation)                                                          1,633,319
                                                                                                                    ----------------

            Net realized and unrealized gain (loss)                                                                      58,965,211
                                                                                                                    ----------------

            Net increase (decrease) in net assets from operations                                                      $116,753,091
                                                                                                                    ================



   The accompanying notes are an integral part of these financial statements.


                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                       Statements of Changes in Net Assets




                                                                                              Year Ended  December 31,
                                                                                   -------------------------------------------
                                                                                          1996                   1995
                                                                                   -------------------   ---------------------
Increase (decrease) in Net Assets

   From operations
    Net investment income                                                                 $57,635,263             $79,260,556
    Net realized gain (loss)                                                               57,382,433              18,355,655
    Change in net unrealized appreciation (depreciation)                                    1,735,395              62,727,279
                                                                                   -------------------   ---------------------

    Net increase (decrease) in net assets from operations                                 116,753,091             160,343,490
                                                                                   -------------------   ---------------------

   Distributions to shareholders
    From net investment income                                                            (88,136,980)            (69,501,890)
    From net realized gains on investments                                                (24,989,660)
                                                                                   -------------------   ---------------------

    Total distributions to shareholders                                                  (113,126,640)            (69,501,890)
                                                                                   -------------------   ---------------------

   Fund share (principal) transactions (Note 4)
    Net proceeds from sale of shares                                                      202,993,713              79,384,197
    Net asset value of shares issued to shareholders in
     payment of distributions declared                                                     86,471,969              47,953,848
    Cost of shares redeemed                                                              (256,496,190)           (484,059,233)
                                                                                   -------------------   ---------------------

    Increase (decrease) in net assets from Fund share transactions                         32,969,492            (356,721,188)
                                                                                   -------------------   ---------------------

     Net increase (decrease) in net assets                                                 36,595,943            (265,879,588)

   Net assets:

    At beginning of period                                                                803,536,875           1,069,416,463
                                                                                   -------------------   ---------------------

    At end of period  (including undistributed net investment
     income of $7,509,300 and distributions in excess of net investment                  $840,132,818            $803,536,875
                                                                                   ===================   =====================
     income of $2,477,089 at December 31, 1996 and 1995, respectively)


   The accompanying notes are an integral part of these financial statements.



                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                              Financial Highlights




                                                                                       Year Ended December 31,
                                                          --------------------------------------------------------------------------
                                                           1996 (1)        1995            1994              1993              1992*
                                                          -------------   -------------   -------------     -------------     ------

     Net asset value - beginning of period               $23.21          $21.30          $24.22            $21.20            $22.05
                                                          -------------   -------------   -------------     -------------     ------

Income from investment operations
     Net investment income                                 1.72            1.96            1.71              2.03              2.01
     Net realized and unrealized gain (loss)               1.73            1.84           (3.93)             2.90             (0.25)
                                                          -------------   -------------   -------------     -------------     ------

Total from investment operations                            3.45            3.80           (2.22)             4.93              1.76
                                                          -------------   -------------   -------------     -------------     ------

Less distributions declared to shareholders
     From net investment income                           (2.64)          (1.89)          (0.20)            (1.53)            (2.03)
     From net realized gains on investments               (0.77)            ---             ---             (0.26)            (0.54)
     In excess of net realized gains on investments         ---             ---             ---               ---             (0.04)
     In excess of net investment income                     ---             ---             ---             (0.12)              ---
     Tax return of capital                                  ---             ---           (0.50)              ---               ---
                                                          -------------   -------------   -------------     -------------     ------

Total distributions declared to shareholders              (3.41)          (1.89)          (0.70)            (1.91)            (2.61)
                                                          -------------   -------------   -------------     -------------     ------

        Net asset value - end of period                  $23.25          $23.21          $21.30            $24.22            $21.20
                                                          =============   =============   =============     =============     ======

Total return                                              15.28%          18.13%          (9.22%)           23.77%             8.07%

Net assets at end of period (000 omitted)              $840,133        $803,537      $1,069,416        $1,131,201          $384,660

Ratios (to average daily net assets)/Supplemental Data:
     Expenses                                              0.53%           0.51%           0.51%             0.51%             0.59%
     Net investment income                                 7.17%           8.09%           7.69%             7.53%             8.37%

Portfolio turnover                                          226%            165%            158%               98%              175%


 *   Audited by other auditors.
(1) The per share data was calculated based upon average shares outstanding during the year.

   The accompanying notes are an integral part of these financial statements.


                          Notes to Financial Statements

1) .....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     E. .Foreign currency transactions--
         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F. .Distributions to shareholders-
         Distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net realized gain on investments, written options, and foreign currency arise because of certain timing differences. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for options, futures and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in-capital, undistributed net investment income and accumulated net realized gain (loss).

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company, L.P. (SIMCO) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SIMCO has voluntarily agreed to limitthe total annual operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) to 0.80% of the Fund's average daily net assets. The Fund pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Fund from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO.

(3) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                         Purchases                 Sales


Non-U.S. Government securities          $1,628,614,838          $1,721,147,921
                                 ======================  ======================

U.S. Government securities                 $20,444,584             $20,694,000
                                 ======================  ======================



(4) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                            Year Ended December 31,

                                           1996                 1995
                                      ----------------   --------------------

Shares sold                                 8,454,273              3,493,337
Shares issued to shareholders in
  payment of distributions declared         3,702,434               2,095,788
Shares redeemed                           (10,643,614)            (21,174,451)
                                      ----------------   --------------------

Net increase (decrease)                     1,513,093             (15,585,326)
                                      ================   ====================




(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:


Aggregate cost                               $806,190,863
                                        ==================

Gross unrealized appreciation                 $44,312,256
Gross unrealized depreciation                  (8,744,295)
                                        ------------------

    Net unrealized appreciation               $35,567,961
                                        ==================

(6) ....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, the instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the twelve months ended December 31, 1996 is as follows:


                        Written Put Option Transactions
--------------------------------------------------------------------------------

                                             Number
                                          of Contracts          Premiums

Outstanding, beginning of period                      4              $972,358
    Options written                                  44             6,591,423
    Options exercised                                (1)             (204,079)
    Options expired                                 (17)           (2,515,411)
    Options closed                                  (19)           (2,629,324)

Outstanding, end of period                           11            $2,214,967

                        Written Call Option Transactions
--------------------------------------------------------------------------------
                                             Number
                                          of Contracts          Premiums

Outstanding, beginning of period                      2              $451,202
    Options written                                  30             3,576,577
    Options exercised                                (4)             (342,177)
    Options expired                                 (10)           (1,904,139)
    Options closed                                   (9)             (635,768)

Outstanding, end of period                            9            $1,145,695

                        Written Cros Currency Option Transactions
--------------------------------------------------------------------------------
                                             Number
                                          of Contracts          Premiums

Outstanding, beginning of period                      3              $799,386
    Options written                                  16             3,709,052
    Options exercised                               ---                   ---
    Options expired                                  (2)             (116,185)
    Options closed                                  (12)           (3,020,170)

Outstanding, end of period                            5            $1,372,083

 .........Forward currency exchange contracts--
         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. At December 31, 1996, the Fund held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts

                                   Local                               U.S. $            U.S. $           U.S. $
                                 Principal           Contract          Market           Aggregate       Unrealized
Contracts to Receive              Amount            Value Date          Value          Face Amount      Gain/(Loss)
--------------------------  --------------------  ---------------  ----------------  ----------------  --------------
Australian                           21,012,110       2/6/97           $16,682,634       $16,899,267       ($216,633)
Swiss Franc                          16,750,000       8/4/97            12,782,943        14,546,244      (1,763,301)
CCzech Koruna                       411,601,050      08/27/97           14,516,416        14,779,213        (262,797)
Deutsche Mark                        57,811,899    4/22-8/01/97         38,009,286        38,575,906        (566,620)
Danish Krone                         93,265,433    2/18-8/4/97          15,921,943        15,785,870          136,073
Spanish Peseta                      415,334,142      1/29/97             3,193,565         3,244,925          (51,360)
Finnish Markka                       32,600,000       1/8/97             7,089,628         7,239,686        (150,058)
British Pound Sterling                  135,000      12/31/96              231,120           205,756            25,364
Greek Drachma                         2,372,150       8/1/97                 9,302             9,266                36
Irish Punt                            4,489,135      1/17/97             7,601,435         7,332,553          268,882
Italian Lira                    108,938,194,766   12/30/96-8/1/97       71,588,366        71,031,511          556,855
Japanese Yen                      2,083,123,069      2/24/97            18,076,128        18,937,482        (861,354)
Norwegian Krone                      35,040,954    1/13-7/21/97          5,503,478         5,407,555            95,923
Swedish Krona                        58,638,560    1/8-5/19/97           8,630,919         8,641,490          (10,571)
                            ====================                   ================  ================  ==============
Total                           112,170,368,268                        219,837,163       222,636,724      (2,799,561)
                            ====================                   ================  ================  ==============

                                   Local                               U.S. $            U.S. $
                                 Principal           Contract          Market           Aggregate       Unrealized
Contracts to Deliver              Amount            Value Date          Value          Face Amount      Gain/(Loss)
--------------------------  --------------------  ---------------  ----------------  ----------------  --------------
Australian Dollar                    80,482,590    2/6 -3/27/97         63,894,638        63,421,787        (472,851)
British Pound Sterling               62,531,147    1/7 -3/27/97        106,951,352       101,750,777      (5,200,575)
Canadian Dollar                      19,428,924   2/10 - 3/24/97        14,235,735        14,339,213          103,478
Danish Krone                        548,649,325   1/10 - 8/4/97         93,685,667        94,796,299       1,110,632
Deutsche Mark                       207,171,996    1/9 -8/1/97         135,386,986       136,440,415       1,053,429
European Currency Unit                3,530,046       2/7/97             4,430,297         4,476,275            45,978
Finnish Markka                      119,539,839    1/8 -6/3/97          26,237,840        26,389,975          152,135
French Franc                         73,800,000      8/27/97            14,428,770        14,779,213          350,443
Greek Drachma                     3,781,422,750       8/1/97            14,827,752        14,463,447        (364,305)
Irish Punt                           25,765,453   1/17 -2/24/97         43,618,784        42,608,375      (1,010,409)
Italian Lira                    208,420,088,715    1/2 -7/21/97        136,872,183       135,659,389      (1,212,794)
Japanese Yen                      9,192,962,553    2/5 -3/13/97         79,736,092        86,287,155       6,551,063
New Zealand                          70,095,867   1/13 -2/18/97         49,414,147        49,093,888        (320,259)
Norwegian Krone                     301,942,107   1/13 -7/21/97         47,572,025        47,189,262        (382,763)
Spanish Peseta                    7,912,337,278   1/29 -6/20/97         60,795,480        61,940,222       1,144,742
Swedish Krona                       307,935,039   1/8 - 6/05/97         45,282,186        45,621,717          339,531
                            --------------------                   ----------------  ----------------  --------------
Total                           231,127,683,629                        937,369,934       939,257,409       1,887,475
                            ====================                   ================  ================  ==============

Forward Foreign Cross Currency Contracts

                                  U.S. $                               U.S. $           Contract       U.S. $ Unrealized
Contracts to Deliver           Market Value       In Exchange For   Market Value       Value Date      Gain/ (Loss)
--------------------------  --------------------  ---------------------------------  ----------------  --------------
Swiss Franc                          13,106,811   Norwegian Krone       14,722,470       7/21/97           1,615,659
Swiss Franc                          12,782,943   Danish Krone          13,872,500       8/4/97            1,089,557
Deutsche Mark                        14,202,558   Greek Drachma         14,818,450       8/1/97               615,892
Finnish Markka                        7,089,628   Swedish Krona          7,476,571       1/8/97               386,943
Norwegian Krone                      14,111,384   Swiss Franc           13,106,811       7/21/97          (1,004,573)
                            --------------------                   ----------------                    --------------
Total                                61,293,324                         63,996,802                         3,321,108
                            ====================                   ================                    ==============

 .........Futures contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Fund held no open futures contracts.

 .........Interest rate swap contracts--
         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. At December 31, 1996, the Fund held the following interest rate swap contracts:

                                                                          Unrealized
                             Expiration        Notional Amount           Appreciation/
       Contract                Date                Local                (Depreciation)
------------------------ -----------------    ---------------------       --------------

Deutsche Mark                12/16/2000                12,750,000           $8,300,536
Deutsche Mark                12/16/2000                 (12,750,000)        (8,276,535)
                                                                         --------------
                                                                               $24,001
                                                                          ==============



                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust:
Standish International Fixed Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Fixed Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Global bond markets posted positive returns on average during the year with the J.P. Morgan Hedged Global Government Bond index returning 8.60%. We are pleased to report that the strategies employed in the Standish Global Fixed Income Fund resulted in a return of 13.03%, 443 basis point more than our index.

There was a wide disparity of returns among the major bond markets in 1996 as prospects for economic growth and inflation diverged. In the U.S., relatively strong economic growth, a tight labor market, modestly rising wages and the surging equity market raised the risk that the Federal Reserve would be forced to raise rates in order to restrain prospective inflation. Yields rose on U.S. bonds for most of the year but recovered modestly in the fourth quarter as the pace of growth slowed and inflation failed to materialize. Yields also rose in the U.K. as that economy strengthened during the year and the Bank of England raised interest rates.

In other economies, the economic outlook was not as bright. European economic activity weakened, driving unemployment to record levels and forcing central banks to reduce rates. The pursuit of monetary union in Europe had a profound impact on policy decisions, resulting in tighter fiscal policies than would normally be the ease during a period of economic weakness. European markets produced the best returns during the year particularly Scandinavian and Southern European markets. The Japanese economy grew modestly in the year and Japanese bonds produced meager returns. The dollar continued to appreciate and by year-end had returned to levels last seen in 1993.

The fund has benefited during the year from our successful country weightings, longer duration than the index, corporate and mortgages outperformance, and our use of currency options to increase exposure to high yielding European currencies relative to the German mark, Swiss franc, and Japanese yen. Overweight positions in European bonds, particularly in Italy, Spain and Sweden, an underweight in Japan, and a small underweight in the U.S. added significantly to our outperformance. Our duration was modestly longer than the index particularly in Europe due to economic conditions that were generally favorable for bonds.

In 1996 we emphasized alternatives to government bonds, such as corporates and mortgages, when we identified attractive opportunities. These bonds in our portfolio have generally outperformed during the year.

We purchased currency options due to our belief that high yielding European currencies were attractive relative to the German mark, Swiss franc and Japanese yen. This was another source of value added during the year.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Global Fixed Income Fund have been invested in a "Portfolio" entity, having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

Thank you for your support during 1996. We will be working faithfully in the New Year to produce superior risk adjusted returns. As always, we appreciate your comments and suggestions and look forward to serving you in 1997.







Richard S. Wood

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

             Comparison of Change in Value of $100,000 Investment in
                        Standish Global Fixed Income Fund
                                       and
                       the J.P. Morgan Global Hedged Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Global Fixed Income Fund compared with the J.P. Morgan Global Hedged Index for the period January 3, 1994 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year and since inception.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets
     Investment in Standish Global Fixed Income Portfolio,
        (Portfolio) at value (Note 1A)                                                                   $     159,814,385
     Receivable for Fund shares sold                                                                                43,750
     Deferred organization expenses (Note 1D)                                                                        4,515
     Other assets                                                                                                    3,784
                                                                                                           ----------------
        Total assets                                                                                           159,866,434

Liabilities
     Distribution payable                                                             $     4,046,538
     Payable for Fund shares redeemed                                                          60,000
     Accrued trustee fees                                                                         714
     Accrued expenses and other liabilities                                                    28,619
                                                                                        --------------
        Total liabilities                                                                                        4,135,871
                                                                                                           ----------------

Net Assets                                                                                               $     155,730,563
                                                                                                           ================

Net Assets consist of
     Paid-in capital                                                                                     $     149,753,799
     Undistributed net investment income (loss)                                                                    364,160
     Accumulated net realized gain (loss)                                                                         (493,895)
     Net unrealized appreciation (depreciation)                                                                  6,106,499
                                                                                                           ================
        Total                                                                                            $     155,730,563
                                                                                                           ================

Shares of beneficial interest outstanding                                                                        7,752,638
                                                                                                           ================

Net asset value, offering price and redemption price per share                                           $           20.09
                                                                                                           ================
     (Net Assets/Shares Outstanding)


                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B)
     Interest income                                                                                     $     3,750,059
     Dividend income (net of withholding tax of $3,425)                                                           12,258
     Interest income allocated from Portfolio                                                                  7,969,911
     Dividend income allocated from Portfolio (net of withholding tax of $3,845)                                  59,537
     Expenses allocated from Portfolio                                                                          (639,252)
                                                                                                           --------------
        Total income                                                                                          11,152,513

Expenses
     Investment Advisory Fee (Note 3)                                                 $       198,747
     Trustees fees                                                                              3,224
     Accounting, custody and transfer agent fees                                              102,790
     Legal and audit services                                                                  30,698
     Registration fees                                                                          2,779
     Insurance expense                                                                          1,672
     Amortization of organization expenses (Note 1D)                                            2,274
     Miscellaneous                                                                              6,373
                                                                                        --------------
        Total expenses                                                                                           348,557
                                                                                                           --------------
               Net investment income (loss)                                                                   10,803,956

Realized and Unrealized Gain (Loss)

     Net realized gain (loss) from:
        Investment security transactions                                                      271,414
        Financial futures                                                                     (79,108)
        Written option transactions                                                           421,947
        Foreign currency and forward foreign currency contracts                             1,847,799

     Net realized gain (loss) from Portfolio on:
        Investment security transactions                                                    4,568,887
        Financial futures                                                                      58,443
        Written option transactions                                                         1,036,044
        Foreign currency and forward foreign currency contracts                              (791,430)
                                                                                        --------------
               Net realized gain (loss)                                                                        7,333,996

     Change in unrealized appreciation (depreciation) from:
        Investment securities                                                              (6,161,680)
        Financial futures                                                                       2,296
        Written option transactions                                                           189,117
        Foreign currency and forward foreign currency contracts                               423,157
        From Portfolio                                                                      6,373,075
                                                                                        --------------
               Change in net unrealized appreciation (depreciation)                                              825,965
                                                                                                           --------------
                                                                                                           --------------
               Net realized and unrealized gain (loss)                                                         8,159,961
                                                                                                           --------------
               Net increase (decrease) in net assets resulting from operations                           $    18,963,917
                                                                                                           ==============




                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                       Statements of Changes in Net Assets


                                                                                    Year Ended                  Year Ended
                                                                                 December 31, 1996          December 31, 1995
                                                                               ----------------------     -----------------------
Increase (Decrease) in Net Assets:
     From operations
        Net investment income                                                $            10,803,956    $             10,692,949
        Net realized gain (loss)                                                           7,333,996                   1,595,141
        Change in net unrealized appreciation (depreciation)                                 825,965                  10,169,602
                                                                               ----------------------
                                                                                                          -----------------------
            Net increase (decrease) in net assets from operations                         18,963,917                  22,457,692
                                                                               ----------------------     -----------------------

     Distributions to shareholders
        From net investment income                                                       (14,538,791)                (10,692,948)
        In excess of net investment income                                                     -----                    (736,162)
                                                                               ----------------------     -----------------------
            Total distributions to shareholders                                          (14,538,791)                (11,429,110)
                                                                               ----------------------     -----------------------

     Fund share (principal) transactions (Note 6)
        Net proceeds from sale of shares                                                  20,121,710                  10,989,037
        Net asset value of shares issued to shareholders
            in payment of distributions declared                                           7,659,510                   6,104,310
        Cost of shares redeemed                                                          (14,374,805)                (25,454,420)
                                                                               ----------------------
                                                                                                          -----------------------
            Increase (decrease) in net assets from Fund share transactions                13,406,415                  (8,361,073)
                                                                               ----------------------
                                                                                                          -----------------------

            Net increase (decrease) in net assets                                         17,831,541                   2,667,509

     Net Assets:
        At beginning of period                                                           137,899,022                 135,231,513
                                                                               ----------------------
                                                                                                          -----------------------

        At end of period (including undistributed net investment income of $364,160 and $424,310 at December 31, 1996 and December 31,
            1995, respectively)                                              $           155,730,563    $            137,899,022
                                                                               ======================     =======================


                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                              Financial Highlights


                                                                              Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                1996 (3)               1995                 1994 +
                                                             ---------------       --------------        --------------

Net asset value - Beginning of period                      $           19.53   $            17.99    $            20.00
                                                             ---------------       --------------        --------------

Income from investment operations:
     Net investment income                                             $1.42                $1.59                 $1.29
     Net realized and unrealized gain
        (loss) on investments                                           1.05                 1.60                 (2.70)

                                                             ---------------       --------------        --------------
Total from investment operations                                       $2.47                $3.19                ($1.41)
                                                             ---------------       --------------        --------------

Less distributions to shareholders:
     Tax return of capital                                         -                     -                       ($0.60)
     From net investment income                                       ($1.91)              ($1.65)                 -

                                                             ---------------       --------------        --------------
        Total distributions declared to shareholders                  ($1.91)              ($1.65)               ($0.60)
                                                                                   --------------        --------------
                                                             ---------------

Net asset value - end of period                            $           20.09   $            19.53    $            17.99
                                                             ===============       ==============        ==============

Total Return                                                           13.03%               18.13%                (7.06%)

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                       0.65%                0.62%                 0.65%t,*
     Net investment income                                              7.11%                7.69%                 7.73%t,*

Portfolio Turnover (2)                                                    73%                 163%                  140%

Net assets, end of year (000 omitted)                      $         155,731      $       137,889       $       135,232

*  The investment adviser voluntarily waived a portion of its investment advisory fee for the year ended December 31, 1994.  Had these actions not been taken, the net investment income per share and the ratios would have been:

        Net investment income per share                                                                           $1.27
        Ratios (to average daily net assets):
            Expenses                                                                                               0.73%  t
            Net Investment Income                                                                                  7.65%  t

+  For the period from January 3, 1994 (start of business) to December 31, 1994.
t  Annualized

(1)  Includes the Fund's share of Standish Global Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.

                           Notes to Financial Statements

(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         The Fund records its investment in Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C.   Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $402,973, which expires on December 31, 2002.

     D.   Deferred organization expense--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through December, 1998.

     E...Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the respective investors in the Portfolio.

(2)       Distribution to Shareholders

         Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and option and futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund  transferred  substantially  all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish International Management
         Company, L.P. (SIMCO) as its investment adviser. The investment advisory fee paid to SIMCO for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.40% of the Fund's average daily net assets. Standish, Ayer & Wood, Inc. has voluntarily agreed to limit total annual operating expenses of the Fund and Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.66% of the Fund's average daily net assets for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SIMCO for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SIMCO for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Fund from the SIMCO. Certain of the trustees and officers of the Trust are limited partners or officers of SIMCO.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:

                                             Purchases              Sales

U.S. Government Securities                    $19,228,296          $13,447,972
                                        ==================   ==================

Non-U.S. government securities                $99,130,363          $87,126,072
                                        ==================   ==================



(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $152,810,268 and $11,630,993, respectively.

(6)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended           Year Ended
                                                                             December 31,         December 31,
                                                                                 1996                 1995
                                                                          -------------------  -------------------

Shares sold                                                                        1,015,265              558,609
Shares issued to shareholders in payment of distributions declared                   384,287              317,125
Shares redeemed                                                                     (706,939)          (1,332,915)
                                                                          ===================  ===================
       Net increase (decrease)                                                       692,613             (457,181)
                                                                          ===================  ===================


(7).....Financial Instruments:

         Prior to the Fund's contribution of investable assets to the Portfolio on May 3, 1996, the following instruments were used for hedging purposes and were used to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund traded the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund used options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period January 1, 1996 through May 3, 1996 is as follows:

                                         Written Put Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               4            $       153,696
      Options written                                                          11                   242,400
      Options exercised                                                       (2)                  (34,728)
      Options expired                                                         (5)                  (162,292)
      Options closed                                                          (1)                  (29,088)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               7                    169,988
      Options contributed to Portfolio                                        (7)                  (169,988)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================

                                        Written Call Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               2            $       70,915
      Options written                                                          13                   377,197
      Options exercised                                                        0                       0
      Options expired                                                         (4)                  (125,990)
      Options closed                                                          (2)                  (43,878)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               9                    278,244
      Options contributed to Portfolio                                        (9)                  (278,244)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================

                                   Written Cross Currency Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               3            $       119,867
      Options written                                                          4                    160,728
      Options exercised                                                        0                       0
      Options expired                                                          0                       0
      Options closed                                                          (2)                  (66,180)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               5                    214,415
      Options contributed to Portfolio                                        (5)                  (214,415)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================


 .........Forward currency exchange contracts--

         Prior to May 3, 1996, the Fund could enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts were used by the fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

 .........Futures contracts--
         Prior to May 3, 1996, the Fund could enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund was required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and were recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies.

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund"), as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and financial highlights for the two years ended December 31, 1996 and the period January 3, 1994 (start of business) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and the period January 3, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio
                            Portfolio of Investments
                                December 31, 1996


                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

BONDS and NOTES - 91.0%

Asset Backed - 1.0%
--------------------------------------------------------
Citibank Credit Card Master Trust                         0.00%        2/07/2003                    150,000  $         115,688
GMAC Mortgage Corp. 96-C1                                 7.86        11/15/2006                    500,000            432,891
The Money Store Home Equity 1995-C A3                     6.55         9/15/2021                    500,000            491,563
The Money Store Home Equity 1996-B A5                     7.18         2/15/2015                    525,000            531,234
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,571,376
                                                                                                             ------------------

Collateralized Mortgage Obligations - 0.3%
--------------------------------------------------------
UCFC Home Equity Loan Trust 1996 BA-1                     6.50         4/15/2016                    500,000            495,938
                                                                                                             ------------------

Corporate - 17.0%
--------------------------------------------------------

Basic Industry - 1.0%
--------------------------------------------------------
AK Steel Holding Corp.                                   10.75         4/01/2004                    500,000            543,750
Brascan Ltd.                                              7.38        10/01/2002                    500,000            500,965
Time Warner Entertainment                                 7.25         9/01/2008                    500,000            484,680
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,529,395
                                                                                                             ------------------
Capital Goods - 0.8%
--------------------------------------------------------
American Standard Sr Notes                               10.88         5/15/1999                    500,000            529,375
Conseco Finance Trust                                     8.70        11/15/2026                    250,000            252,918
Trizec Finance                                           10.88        10/15/2005                    500,000            551,250
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,333,543
                                                                                                             ------------------
Consumer Cyclical - 1.1%
--------------------------------------------------------
Building Materials 144A                                   8.63        12/15/2006                    250,000            247,813
Exide Corp.                                              10.00         4/15/2005                    500,000            516,250
General Motors Acceptance Corp.                           6.70         4/30/2001                  1,000,000          1,002,790
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,766,853
                                                                                                             ------------------
Consumer Stable - 0.6%
--------------------------------------------------------
Southland Corp.                                           5.00        12/15/2003                    500,000            408,125
Stop & Shop Companies                                     9.75         2/01/2002                    500,000            560,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                       968,125
                                                                                                             ------------------
Energy - 1.0%
--------------------------------------------------------
Clark Oil                                                10.50        12/01/2001                  1,000,000          1,040,000
Safeway Inc                                               9.65         1/15/2004                    500,000            562,790
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,602,790
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Financial - 8.5%
--------------------------------------------------------
Aames Financial Corp.                                     9.13%       11/01/2003                    250,000  $         253,750
Advanta Corp.                                             7.00         5/01/2001                    450,000            450,954
Anchor Bancorp                                            8.94         7/09/2003                  1,000,000          1,025,000
Bank America Corp. Capital Securities 144A                7.70        12/31/2026                    300,000            291,801
Barnett Banks Capital Securities 144A                     8.06        12/01/2026                    250,000            252,513
Capital One Bank Co.                                      5.95         2/15/2001                    500,000            482,917
Corestates Capital CFL 144A                               8.00        12/15/2026                    600,000            598,614
Enterprise Corp.                                          7.00         6/15/2000                    500,000            506,050
First Chicago Corp Notes 144A                             7.75        12/01/2026                    300,000            296,922
First Nationwide                                          9.13         1/15/2003                    500,000            508,125
First Nationwide Escrow 144A                             10.63        10/01/2003                    500,000            537,500
Goldman Sachs Inc. Group L P 144A                         6.20         2/15/2001                  1,000,000            983,966
Homeside Inc 144A                                        11.25         5/15/2003                    500,000            550,625
Irsa Parcks Cvt 144A                                      4.50         8/02/2003                    840,000            831,600
ISP Holdings Inc. 144A                                    9.00        10/15/2003                    500,000            505,000
Liberty Mutual Insurance Co. Inc. 144A                    8.50         5/15/2025                  1,000,000          1,069,720
Morgan Stanley Group Inc.                                 6.70         5/01/2001                    900,000            901,215
Reliance Group Holdings Corp.                             9.00        11/15/2000                  1,500,000          1,537,500
Riggs Capital Trust 144A                                  8.63        12/31/2026                    125,000            123,714
Salomon Brothers Inc.                                     7.25         5/01/2001                    500,000            504,730
Transamerica Capital 144A                                 7.80        12/01/2026                    250,000            242,500
United Companies Financial                                9.35        11/01/1999                  1,000,000          1,063,570
                                                                                                             --
                                                                                                               ----------------
                                                                                                                    13,518,286
                                                                                                             ------------------
Health Care - 0.3%
--------------------------------------------------------
Healthsouth Rehabilitation                                9.50         4/01/2001                    500,000            528,750
                                                                                                             ------------------

Real Estate - 2.0%
--------------------------------------------------------
Corporate Property 144A                                   7.88         3/15/2016                    500,000            509,110
Equity Residential Property Operating LP 144A             8.50         5/15/1999                    500,000            517,795
Taubman Realty Group                                      8.00         6/15/1999                  1,000,000          1,021,560
Wellsford REIT                                            9.38         2/01/2002                  1,000,000          1,090,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     3,138,465
                                                                                                             ------------------
Services - 1.4%
--------------------------------------------------------
Century Communications                                    9.50         8/15/2000                    500,000            513,750
Comcast Corp.                                            10.63         7/15/2012                    500,000            544,375
Time Warner Inc.                                          9.13         1/15/2013                    250,000            272,288
Time Warner Inc.                                          9.15         2/01/2023                    150,000            163,160
Viacom Inc.                                               7.63         1/15/2016                    225,000            203,265
Viacom Inc.                                               7.75         6/01/2005                    575,000            566,185
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     2,263,023
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Technology - 0.3%
--------------------------------------------------------
Jones Intercable                                          9.63%        3/15/2002                    500,000  $         525,000
                                                                                                             ------------------

TOTAL Corporate                                                                                                     27,174,230
                                                                                                             ------------------

Australia - 2.1%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Australia                                       10.00        10/15/2007                    800,000            751,757
New South Wales Treasury                                  0.00         9/03/2010                  1,300,000            366,616
South Australia Government Finance                        0.00        12/21/2015                  1,400,000            261,358
Treasury Corp. of Victoria                                0.00         8/31/2011                  2,000,000            516,360
                                                                                                             ------------------
                                                                                                                     1,896,091
                                                                                                             ------------------
Other
--------------------------------------------------------
News America Holdings                                     8.63         2/07/2014                  2,000,000          1,482,303
                                                                                                             ------------------

TOTAL Australia                                                                                                      3,378,394
                                                                                                             ------------------



Canada - 0.4%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Canada                                           7.75         9/01/1999                    800,000            627,460
                                                                                                             ------------------

Denmark - 5.7%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Denmark                                        8.00        11/15/2001                  5,400,000          1,017,066
Kingdom of Denmark                                        8.00         3/15/2006                  8,000,000          1,491,284
Kingdom of Denmark                                        9.00        11/15/1998                  8,000,000          1,476,618
                                                                                                             ------------------
                                                                                                                     3,984,968
                                                                                                             ------------------
Other
--------------------------------------------------------
Denmark Nykredit                                          7.00        10/01/2026                 19,284,000          3,068,720
Denmark Nykredit                                          8.00        10/01/2026                  9,323,000          1,592,789
Denmark Nykredit                                         11.00        10/01/2017                     12,000              2,281
Denmark Realkredit                                        7.00        10/01/2026                  2,492,000            396,559
                                                                                                             ------------------
                                                                                                                     5,060,349
                                                                                                             ------------------

TOTAL Denmark                                                                                                        9,045,317
                                                                                                             ------------------

European Currency Unit - 1.0%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Italy (Strip)                                    0.00         3/07/2005                    351,500            263,033
Govt. of Italy (Strip)                                    0.00         3/07/2010                    222,000            111,911
                                                                                                             ------------------
                                                                                                                       374,944
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Other
--------------------------------------------------------
Govt. of Italy (Strip)                                    0.00%        3/07/1999                  1,017,500  $       1,162,153
                                                                                                             ------------------

TOTAL European Currency Unit                                                                                         1,537,097
                                                                                                             ------------------

Finland - 2.9%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Finland                                          7.25         4/18/2006                 20,000,000          4,656,929
                                                                                                             ------------------

Germany - 6.3%
--------------------------------------------------------
Government
--------------------------------------------------------
Baden Nurttemberg                                         6.20        11/22/2013                  2,000,000          1,345,096
Bundesobligation                                          5.13        11/21/2000                  2,250,000          1,500,000
Die Bundrep Deutschland Dm1000                            8.25         9/20/2001                  3,900,000          2,895,443
Federal Republic of Germany                               8.38         5/21/2001                  2,000,000          1,485,622
Federal Republic of Germany                               9.00        10/20/2000                  1,630,000          1,224,537
Province of Buenos Aires                                 10.00         3/05/2001                  2,000,000          1,389,159
                                                                                                             ------------------
                                                                                                                     9,839,857
                                                                                                             ------------------
Other
--------------------------------------------------------
LKB Global                                                6.00         1/25/2006                    400,000            260,201
                                                                                                             ------------------

TOTAL Germany                                                                                                       10,100,058
                                                                                                             ------------------

Ireland - 4.5%
--------------------------------------------------------
Government
--------------------------------------------------------
Irish Gilts                                               6.25         4/01/1999                    640,000          1,089,801
Irish Gilts                                               6.50        10/18/2001                  1,270,000          2,186,232
Irish Gilts                                               8.00        10/18/2000                  1,550,000          2,799,483
Irish Gilts                                               9.25         7/11/2003                    608,000          1,193,877
                                                                                                             ------------------
                                                                                                                     7,269,393
                                                                                                             ------------------
Italy - 6.2%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Italy                                            9.50         5/01/2001              3,300,000,000          2,401,896
Govt. of Italy                                           10.50        11/01/2000              2,860,000,000          2,123,253
                                                                                                             ------------------
                                                                                                                     4,525,149
                                                                                                             ------------------
Other
--------------------------------------------------------
Bank Nederlandse                                         10.50         6/18/2003                800,000,000            613,825
Govt. of Italy                                           12.00         9/01/2001              6,200,000,000          4,900,816
                                                                                                             ------------------
                                                                                                                     5,514,641
                                                                                                             ------------------

TOTAL Italy                                                                                                         10,039,790
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Japan - 3.1%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Spain                                          5.75%        3/23/2002                155,000,000  $       1,582,020
                                                                                                             ------------------

Other
--------------------------------------------------------
Glaxo Holdings                                            4.30         9/28/1998                 50,000,000            473,607
Interamer Development Bank                                6.00        10/30/2001                 80,000,000            820,970
KFW International Finance                                 6.00        11/29/1999                133,000,000          1,303,258
Kingdom of Belgium                                        5.00        12/17/1999                 80,000,000            764,626
                                                                                                             ------------------
                                                                                                                     3,362,461
                                                                                                             ------------------

TOTAL Japan                                                                                                          4,944,481
                                                                                                             ------------------

New Zealand - 5.3%
--------------------------------------------------------
Government
--------------------------------------------------------
Government Property Services                              7.25         3/15/1999                  2,000,000          1,395,221
Housing New Zealand                                       8.00        11/15/2006                  2,000,000          1,417,091
                                                                                                             ------------------
                                                                                                                     2,812,312
                                                                                                             ------------------
Other
--------------------------------------------------------
Fernz Capital                                             9.80         4/15/2002                  4,100,000          2,932,441
Fletcher Challenge                                       10.00         4/30/2005                  1,000,000            753,282
Fletcher Challenge                                       14.50         9/30/2000                    500,000            420,187
Fletcher Challenge Cvt                                   11.25        12/15/2002                  1,900,000          1,499,684
                                                                                                             ------------------
                                                                                                                     5,605,594
                                                                                                             ------------------

TOTAL New Zealand                                                                                                    8,417,906
                                                                                                             ------------------

Norway - 2.9%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Norway                                           7.00         5/31/2001                  5,500,000            922,249
Govt. of Norway                                           9.00         1/31/1999                  8,000,000          1,363,805
Govt. of Norway                                           9.50        10/31/2002                  7,400,000          1,386,614
                                                                                                             ------------------
                                                                                                                     3,672,668
                                                                                                             ------------------
Other
--------------------------------------------------------
Vital Forsikring                                          7.85         9/22/2003                  6,000,000            991,210
                                                                                                             ------------------

TOTAL Norway                                                                                                         4,663,878
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Spain - 5.7%
--------------------------------------------------------
Government
--------------------------------------------------------
Castilla Junta                                            8.30%       11/29/2001                 28,000,000  $         232,597
Junta de Andalucia                                       11.10        12/02/2005                248,000,000          2,407,098
Kingdom of Spain                                         10.10         2/28/2001                330,000,000          2,921,370
Kingdom of Spain                                         10.30         6/15/2002                270,000,000          2,465,633
Kingdom of Spain                                         12.25         3/25/2000                111,000,000          1,012,709
                                                                                                             ------------------
                                                                                                                     9,039,407
                                                                                                             ------------------
Sweden - 3.8%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Sweden                                        13.00         6/15/2001                 22,400,000          4,217,569
Kingdom of Sweden #1036                                  10.25         5/05/2000                  9,700,000          1,636,752
                                                                                                             ------------------
                                                                                                                     5,854,321
                                                                                                             ------------------
Other
--------------------------------------------------------
Fulmar Mortgage Sec #1                                    7.65        11/01/2000                  1,473,300            215,543
                                                                                                             ------------------

TOTAL Sweden                                                                                                         6,069,864
                                                                                                             ------------------

United Kingdom - 9.7%
--------------------------------------------------------
Government
--------------------------------------------------------
UK Gilt Treasury                                          9.00         3/03/2000                    296,000            533,040
UK Treasury                                               7.50        12/07/2006                    660,000          1,128,861
UK Treasury                                               8.00        12/07/2000                  2,100,000          3,695,192
UK Treasury                                               8.50        12/07/2005                    800,000          1,458,624
                                                                                                             ------------------
                                                                                                                     6,815,717
                                                                                                             ------------------
Other
--------------------------------------------------------
Alliance And Leicester Bldg Soc.                          8.75        12/07/2006                  1,200,000          2,095,488
Birmingham Midshires Bldg Soc.                            9.13         1/05/2006                    750,000          1,323,724
Inco Ltd.                                                15.75         7/15/2006                    200,000            496,302
Mepc Plc                                                 12.00         6/30/2006                    750,000          1,595,370
Northern Rock Building Soc.                               9.38        10/17/2021                    950,000          1,694,709
Royal Bank of Scotland                                    9.63         6/22/2015                    350,000            644,140
Woolwich Building Society                                11.63        12/18/2001                    400,000            781,314
                                                                                                             ------------------
                                                                                                                     8,631,047
                                                                                                             ------------------

TOTAL United Kingdom                                                                                                15,446,764
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Yankee Bonds - 3.6%
--------------------------------------------------------
Cominco Ltd.                                              6.88%        2/15/2006                    525,000  $         501,170
Falconbridge Case Limited                                 7.35        11/01/2006                    550,000            555,649
Govt. of Argentina                                        6.63         3/31/2005                  2,891,000          2,515,170
Methanex Corp.                                            7.40         8/15/2002                    250,000            255,008
Methanex Corp.                                            7.75         8/15/2005                    450,000            462,375
Se Banken Perp 10Yr Step Up                               8.13         9/06/2049                    500,000            515,240
Tembec Finance Corp.                                      9.88         9/30/2005                  1,000,000            945,000
                                                                                                             --
                                                                                                               ----------------
TOTAL Yankee Bonds                                                                                                   5,749,612
                                                                                                             ------------------

U.S. Government Agency - 3.6%
--------------------------------------------------------

Pass Thru Securities - 3.6%
--------------------------------------------------------
FHLMC                                                     6.50     3/01/2026 - 3/01/2026            420,350            402,355
FHLMC                                                     7.00     3/01/2026 - 6/01/2026          3,083,048          3,023,917
FNMA                                                      7.00     5/01/2024 - 9/01/2025          1,224,900          1,200,251
GNMA                                                      9.00     6/15/2016 - 2/25/2027            195,263            209,279
Resolution Trust Corp. 1995 C1 Cl C                       6.90         2/25/2027                    500,000            488,594
RFC Ser 96 Hs2 Al                                         7.60         9/15/2012                    350,000            355,797
                                                                                                             --
                                                                                                               ----------------
TOTAL U.S. Government Agency                                                                                         5,680,193
                                                                                                             ------------------

U.S. Treasury Obligations - 6.0%
--------------------------------------------------------

Treasury Bonds - 1.4%
--------------------------------------------------------
U.S. Treasury Bond                                        6.50         8/15/2005                  1,500,000          1,509,615
U.S. Treasury Bond                                        8.13         8/15/2019                    605,000            699,816
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     2,209,431
                                                                                                             ------------------
Treasury Notes - 4.6%
--------------------------------------------------------
U.S. Treasury Note                                        5.63         1/31/1998                  1,000,000            999,530
U.S. Treasury Note                                        5.63        11/30/2000                  2,150,000          2,111,021
U.S. Treasury Note                                        5.75         8/15/2003                    700,000            679,000
U.S. Treasury Note                                        6.25         2/15/2003                    250,000            249,688
U.S. Treasury Note                                        6.38         3/31/2001                  1,075,000          1,082,224
U.S. Treasury Note                                        6.63         6/30/2001                    250,000            254,023
U.S. Treasury Note                                        6.88         5/15/2006                  1,350,000          1,391,135
U.S. Treasury Note                                        7.13                                       50,000             51,477
U.S. Treasury Note                                        6.13         7/31/2000                    500,000            500,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     7,318,098
                                                                                                             ------------------
TOTAL U.S. Treasury Obligations                                                                                      9,527,529
                                                                                                             ------------------

TOTAL BONDS and NOTES (Cost $139,643,662)                                                                          145,435,616
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Preferred Stock - 0.8%
--------------------------------------------------------
Fresenius Medical Care                                                                                  250  $         254,375
Newscorp Overseas Ltd. Ser B                                                                         20,000            457,500
Texaco Capital Llc                                                                                   14,000            302,750
Time Warner                                                                                             210            224,253
Wellsford Residential Property                                                                        3,000             76,500
                                                                                                             --
                                                                                                               ----------------
TOTAL Preferred Stock (Cost $1,370,251)                                                                              1,315,378
                                                                                                             ------------------
                                                                                              Principal
Purchased Options - 0.8%                                                                      Amount of
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration                                                  Contracts
--------------------------------------------------------                                   -----------------
BGB 7% Put/ Str 106.29, 4/24/97                                                                  90,000,000             29,520
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                           4,500,000,000             13,500
BTPS 9.5% Put/ Str 107.44, 10/08/97                                                           4,600,000,000                  0
CAN 7% Call, Str 105.71, 1/16/97                                                                  1,000,000              6,273
CHF Put/AUD Call, Str .9725, 9/10/97                                                              1,900,000            112,015
CHF Put/GBP Call, Str 2.26, 9/25/97                                                               4,400,000             88,986
CHF Put/USD Call, Str 1.30, 1/31/97                                                               2,200,000             65,340
DBR 6.25% Call, Str 101.92, 10/20/97                                                              4,800,000             54,014
DBR 6.25% Call, Str 102.33, 5/9/97                                                                4,700,000             37,525
DBR 6.25% Call, Str 94.13, 2/6/97                                                                 3,700,000             29,064
DBR 6.25% Call, Str 96.00, 2/28/97                                                                5,100,000             21,185
DEM 8.375% Call, Str 114.62, 1/09/97                                                              6,600,000              4,283
DEM Put/ITL Call, Str 40.0000, 09/08/97                                                           4,500,000             98,735
DEM Put/USD Call, Str 1.5020, 09/05/97                                                            3,800,000            114,000
DEM Put/USD Call, Str 1.550, 4/22/97                                                              3,000,000             38,100
DGB 8% Call, Str 108.84, 3/17/97                                                                 13,700,000             30,935
FRF 6.5% Put/ Str 103.65, 4/16/97                                                                16,200,000             31,833
FRF Put/USD Call, Str 5.265, 3/20/97                                                              3,000,000             22,500
FRF Put/USD Call, Str 5.3000, 12/01/97                                                            3,000,000             40,800
ITL 9.5% Call, Str 109.68, 3/6/97                                                             3,700,000,000             29,600
ITL 9.5% Put/ Str 102.07, 1/10/97                                                             4,454,000,000                  0
JGB 6.4% Call, Str 120.603, 2/5/97                                                              800,000,000              2,400
JPY 4.8% Call, Str 115.912, 2/03/97                                                             860,000,000              8,600
JPY Put/AUD Call, Str 86.0000, 9/10/97                                                          200,000,000             94,800
JPY Put/ITL Call, Str 14.5000, 09/08/97                                                         300,000,000            176,400
JPY Put/USD Call, Str 120.00, 1/05/98                                                             3,000,000             38,700
SPGB 8.40% Call, Str 107.910, 2/19/97                                                           280,000,000             32,200
SPGB 8.40% Put/ Str 105.65, 4/30/97                                                             370,000,000              5,550
UKT 7.5% Call, Str 99.0625, 2/14/97                                                               1,500,000             35,310
USD Put/MXP Call, Str 9.12, 9/30/97                                                               1,300,000             54,860
                                                                                                             --
                                                                                                               ----------------
Total Purchased Options (Premium Paid $1,249,755)                                                                    1,317,028
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Short-Term Investments - 5.4%
--------------------------------------------------------

U.S. Government Agency - 1.9%
--------------------------------------------------------
FNMA                                                      5.50%        1/15/1997                  3,000,000  $       2,989,917
                                                                                                             ------------------

Repurchase Agreements - 3.6%
--------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $5,675,519 (Collateralized by
FNMA FNAR with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $5,787,191.                                                       5,673,716          5,673,716
                                                                                                             ------------------

TOTAL Short-Term Investments (Cost $8,663,633)                                                                       8,663,633
                                                                                                             ------------------

TOTAL INVESTMENTS  (Cost $150,927,301) - 98.1%                                                                     156,731,655
                                                                                              Principal
Written Options - (0.2%)                                                                      Amount of
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration                                                  Contracts
--------------------------------------------------------                                   -----------------
AUD Put/CHF Call, Str .9060, 9/10/97                                                              1,900,000             (7,940)
AUD Put/JPY Call, Str 79.0000, 9/10/97                                                          200,000,000            (12,200)
DBR 6.25% Call, Str 101.92, 4/18/97                                                               4,800,000            (49,546)
DBR 6.25% Put/ Str 101.60, 4/16/97                                                                4,800,000            (30,538)
DBR 6.25% Put/ Str 101.650, 4/24/97                                                               4,400,000            (29,704)
DBR 8.25% Put/ Str 112.420, 2/19/97                                                               3,400,000             (3,754)
DBR 8.25% Put/ Str 113.57, 4/30/97                                                                4,400,000            (37,418)
DBR 8.25% Put/ Str 113.58, 4/30/97                                                                4,500,000            (45,572)
DEM 6.25% Put/ Str 101.95, 1/08/97                                                                4,700,000               (611)
DGB 8% Call, Str 111.84, 3/17/97                                                                 13,700,000             (8,138)
DGB 8% Put/ Str 105.84, 3/17/97                                                                  13,700,000             (6,275)
GBP Put/CHF Call, Str 1.835, 9/25/97                                                              3,700,000             (3,315)
ITL 9.5% Call, Str 111.68, 3/6/97                                                             3,700,000,000             (7,400)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                              3,700,000,000             (3,700)
ITL Put/DEM Call, Str 1080.00, 09/08/97                                                           4,500,000             (8,762)
ITL Put/JPY Call, Str 15.1000, 09/08/97                                                         300,000,000            (19,500)
JPY Put/USD Call, Str 105.00, 1/05/98                                                             3,000,000            (38,700)









                                                                                              Principal
                                                                                              Amount of               Value
Security                                                   Rate             Maturity          Contracts              (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------


Written Options - (0.2%)
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration
--------------------------------------------------------                                   -----------------
UKT 7.5% Call, Str 102.0625, 2/14/97                                                              1,500,000             (7,224)
USD Put/CHF Call, Str 1.22, 1/31/97                                                               2,200,000             (1,100)
USD Put/CHF Call, Str 1.42, 3/20/97                                                               3,000,000             (9,000)
USD Put/DEM Call, Str 1.3800, 09/05/97                                                            3,800,000            (15,960)
USD Put/DEM Call, Str 1.425, 4/22/97                                                              3,000,000             (7,200)
                                                                                                             --
                                                                                                               ----------------
Total Written Options (Premium Received $846,428)                                                                     (353,557)
                                                                                                             ------------------

Other Assets less Liabilities - 2.2%                                                                                 3,436,400
                                                                                                             ------------------

NET ASSETS - 100.0%                                                                                          $     159,814,498
                                                                                                             ==================

Notes to the Schedule of Investments:

*      Non-income producing security.

144A - Securities exempt from registration under Rule 144A of the                               AUD  Australian Dollar
            Securities Act of 1933.  These securities may be resold in                          DEM  German Mark
            transactions exempt from registration.                                              GBP  British Pound Sterling
                                                                                                ITL    Italian Lira
FNMA  Federal National Mortgage Association                                                     JPY  Japanese Yen
GNMA Government National Mortgage Association                                                   USD  United States Dollar

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                      Statement of Assets and Liabilities
                               December 31, 1996


Assets
    Investments, at value (Note 1A) (identified cost, $150,927,301)                                      $    156,731,655
    Foreign currency, at value (cost, $110,460)                                                                   123,265
    Unrealized appreciation on interest rate swap contracts (Note 5)                                                4,236
    Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                             1,949,833
    Receivable for investments sold                                                                             1,556,512
    Interest and dividends receivable                                                                           3,649,745
    Deferred organization expenses (Note 1F)                                                                       85,593
                                                                                                           ---------------
       Total assets                                                                                           164,100,839

Liabilities
    Payable for investments purchased                                                 $     1,729,890
    Unrealized depreciation on forward foreign currency
       exchange contracts (Note 5)                                                          2,056,631
    Options written, at value (premiums received $848,428) (Note 5)                           353,554
    Accrued trustee fees                                                                          460
    Payable to Investment Adviser (Note 1F)                                                    98,922
    Accrued expenses and other liabilities                                                     46,884
                                                                                        --------------
       Total liabilities                                                                                        4,286,341
                                                                                                           ---------------

Net Assets (applicable to investors' beneficial interests)                                               $    159,814,498
                                                                                                           ===============



                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                            Statement of Operations
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income (Note 1C)
        Interest Income                                                                                  $     7,969,915
        Dividend income (net of withholding tax of $1,890)                                                        59,537
                                                                                                           --------------
            Total income                                                                                       8,029,452

Expenses
        Investment advisory fee (Note 2)                                              $       412,216
        Custodian and accounting fees                                                         188,499
        Legal and audit services                                                               21,197
        Amortization of organization expenses (Note 1F)                                        10,067
        Insurance expense                                                                       3,957
        Trustee fees                                                                            3,288
        Miscellaneous                                                                              28
                                                                                        --------------
            Total expenses                                                                                       639,252
                                                                                                           --------------

               Net investment income (loss)                                                                    7,390,200
                                                                                                           --------------

Realized and Unrealized Gain (Loss)
        Net realized gain (loss)
            Investment securities                                                           4,568,890
            Financial futures                                                                  58,443
            Written options                                                                 1,036,045
            Foreign currency and forward foreign
               currency exchange contracts                                                   (791,430)
                                                                                        --------------
                   Net realized gain (loss)                                                                    4,871,948

        Change in unrealized appreciation (depreciation)
            Investment securities                                                           7,230,451
            Financial futures                                                                  (2,911)
            Written options                                                                   218,147
            Foreign currency transactions and forward foreign
               currency contracts                                                          (1,072,612)
                                                                                        --------------
                   Change in net unrealized appreciation (depreciation)                                        6,373,075
                                                                                                           --------------

                   Net realized and unrealized gain (loss)                                                    11,245,023
                                                                                                           --------------

                   Net increase (decrease) in net assets from operations                                 $    18,635,223
                                                                                                           ==============

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                       Statement of Changes in Net Assets
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets:

     From operations
        Net investment income (loss)                                                                      $       7,390,200
        Net realized gain (loss)                                                                                  4,871,948
        Change in net unrealized appreciation (depreciation)                                                      6,373,075
                                                                                                            ----------------
            Net increase (decrease) in net assets from operations                                                18,635,223
                                                                                                            ----------------


     Capital transactions -
        Assets contributed by Standish Global Fixed Income Fund at
            commencement (including unrealized depreciation of $266,576)                                        149,438,650
        Contributions                                                                                             3,371,618
        Withdrawals                                                                                             (11,630,993)
                                                                                                            ----------------
         Increase in net assets resulting from capital transactions                                             141,179,275
                                                                                                            ----------------

            Total increase (decrease) in net assets                                                             159,814,498

Net Assets:
     At beginning of period                                                                                                     -
                                                                                                            ----------------

     At end of period                                                                                     $     159,814,498
                                                                                                            ================

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                               Supplementary Data
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                 0.62% *
     Net investment income                    7.17% *

Portfolio Turnover                            111 %

*    Annualized

                           Notes to Financial Statements


(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreements' underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     D.   Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Foreign currency transactions--
         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F.   Deferred organization expense--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001. These costs were paid for by the Investment Adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company, L.P. (SIMCO) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. The advisory agreement provides that if the total annual operating expenses of the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) in any fiscal year exceed 0.65% of the Portfolio's average daily net assets, the compensation due the adviser shall be reduced by the amount of the excess. The Portfolio pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio from SIMCO. Certain of the trustees and officers of the Portfolio Trust are limited partners or officers of SIMCO.

(3)       Purchases and Sales of Investments:
         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                       Purchases              Sales

U.S. Government Securities               $21,783,105          $18,434,880
                                   ==================   ==================

Non-U.S. government securities          $135,364,765         $142,691,893
                                   ==================   ==================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:


Aggregate cost                                       $151,018,224


Gross unrealized appreciation                          $7,158,802
Gross unrealized depreciation                          (1,445,371)
                                               ===================
      Net unrealized appreciation                      $5,713,431
                                               ===================




(5)       Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period May 3, 1996 through December 31, 1996 is as follows:

                                      Written Put Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                7                   169,988
        Options written                                                        29                   973,706
        Options exercised                                                       0                      0
        Options expired                                                       (11)                 (259,153)
        Options closed                                                        (16)                 (465,951)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      9            $      418,590
                                                                        ==================     ===================

                                        Written Call Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                9                   278,244
        Options written                                                        13                   230,699
        Options exercised                                                      (4)                  (40,198)
        Options expired                                                        (6)                 (215,150)
        Options closed                                                         (4)                  (74,936)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      8            $      178,659
                                                                        ==================     ===================

                                   Written Cross Currency Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                5                   214,415
        Options written                                                        12                   538,734
        Options exercised                                                       0                      0
        Options expired                                                        (2)                  (22,296)
        Options closed                                                        (10)                 (479,674)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      5            $      251,179
                                                                        ==================     ===================



           Forward currency exchange contracts--
         The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the fund primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. At December 31, 1996, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts
                                                           U.S. $         U.S. $          U.S. $
                       Local Principal    Contract        Aggregate       Market         Unrealized
Contracts to Receive      Amount         Value Date       Face Amount      Value         Gain/(Loss)
-------------------------------------   --------------   ---------------------------     ----------
Australian Dollar          1,968,624      02/06/97        $1,606,397     $1,562,995       ($43,402)
Canadian Dollar              973,071      02/10/97           727,911        711,637        (16,274)
Deutsche Mark                 76,106      08/01/97            51,869         50,123         (1,746)
Danish Krone              26,994,372    1/24-8/04/97       4,584,586      4,602,239         17,653
Finnish Markka             3,000,000      01/08/97           666,229        652,420        (13,809)
British Pound Sterling       170,640      01/21/97           272,301        292,004         19,703
Greek Drachma                330,000      08/01/97             1,289          1,294              5
Italian Lira           8,550,157,352    1/2-08/01/97       5,563,438      5,616,580         53,142
Japanese Yen             357,520,493      03/13/97         3,255,514      3,109,820       (145,694)
Norwegian Krone            4,198,318      01/13/97           647,889        659,381         11,492
Swedish Krona              9,773,094     01/08-5/19/97     1,440,248      1,438,487         (1,761)
                                                         ============   ============     ==========
Total                                                    $18,817,671    $18,696,980      ($120,691)
                                                         ============   ============     ==========

                                                           U.S. $         U.S. $
                       Local Principal    Contract        Aggregate       Market         Unrealized
Contracts to Deliver      Amount         Value Date       Face Amount      Value         Gain/(Loss)
-------------------------------------   --------------   ---------------------------     ----------
Australian Dollar          5,564,895    2/6 -3/27/97      $4,387,888     $4,418,117       ($30,229)
Canadian Dollar            1,858,940    2/10-2/28/97       1,371,612      1,359,885         11,727
Deutsche Mark             19,221,344     1/9 -8/1/97      12,647,773     12,559,870         87,903
Danish Krone              79,261,348     1/10 -6/16/97    13,696,987     13,515,797        181,190
Spanish Peseta         1,116,304,341     1/29 -6/20/97     9,113,425      8,963,643        149,782
Finnish Markka            21,848,005    1/8 -5/27/97       4,867,736      4,793,148         74,588
British Pound Sterling     8,995,340    1/7 -3/27/97      14,521,450     15,384,265       (862,815)
Irish Punt                 4,299,602     1/17 - 2/24/97    7,079,388      7,279,007       (199,619)
Italian Lira           22,211,312,715    1/2 -4/2/97      14,489,880     14,587,898        (98,018)
Japanese Yen             911,375,320    2/5 - 3/13/97      8,530,342      7,911,191        619,151
Norwegian Krone           37,922,644     1/13 - 7/21/97    5,966,992      6,012,291        (45,299)
New Zealand Dollar        11,420,989     1/13 -2/18/97     7,995,744      8,052,466        (56,722)
Swedish Krona             55,515,560     1/8- 6/5/97       8,318,178      8,150,674        167,504
European Currency Unit     1,040,508    1/7 -2/12/97       1,311,016      1,305,547          5,469
                                                         ------------   ------------     ----------
Total                                                    $114,298,414   $114,293,800        $4,612
                                                         ============   ============     ==========

Forward Foreign Cross Currency Contracts                   U.S. $        Contract         U.S. $
                          U.S. $         In Exchange       Market          Value         Unrealized
Contracts to Deliver     Market Value        For            Value          Date          Gain/(Loss)
------------------------------------------------------   ------------   ------------     ----------
Swiss Franc             $1,712,323      Norwegian Krone   $1,923,399     07/21/97         $211,076
Swiss Franc              1,831,586      Danish Krone       1,987,701     08/04/97          156,116
Deutsche Mark            1,017,606      Italian Lira       1,061,541     08/01/97           43,935
Deutsche Mark            1,975,779      Greek Drachma      2,061,458     08/01/97           85,679
Danish Krone             2,007,313      Swiss Franc        1,831,586     08/04/97         (175,727)
French Franc             2,981,555      Czech Koruna       2,999,666     08/27/97           18,111
Greek Drachma            2,062,752      Deutsche Mark      1,975,779     08/01/97          (86,973)
Italian Lira             2,123,083      Deutsche Mark      1,975,779     08/01/97         (147,304)
Norgewian Krone          1,843,564      Swiss Franc        1,712,325     07/21/97         (131,239)
Finnish Markka            652,420       Swedish Krona        688,028     01/08/97           35,608
                       --------------                    ------------                    ----------
Total                   $18,207,981                      $18,217,262                        $9,282
                       ==============                    ============                    ==========

           Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Portfolio held no following futures contracts.

           Interest rate swap contracts--
         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. At December 31, 1996, the Portfolio held an interest rate swap contract with a notional amount of 2,250,000 Deutsche Marks and an expiration date of 12/16/2000, which had unrealized appreciation of $4,236.

                           Independent Auditors' Report

To the  Trustees of  Standish,  Ayer & Wood Master  Portfolio  and  Investors of
Standish Global Fixed Income Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Global Fixed Income Portfolio, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Global Fixed Income Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

[        ], 1997
                         STANDISH GROUP OF EQUITY FUNDS
                              STANDISH EQUITY FUND
                       STANDISH INTERNATIONAL EQUITY FUND
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795


                       STATEMENT OF ADDITIONAL INFORMATION

         This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated April 30, 1997, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish Equity Fund ("Equity Fund"), the Standish Small Capitalization Equity Fund ("Small Cap Fund"), the Standish Small Capitalization Equity Fund II ("Small Cap II Fund") and the Standish International Equity Fund ("International Equity Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


 -------------------------------------------------------------------------------


                                    CONTENTS


Investment Objective and Policies....................................1
Investment Restrictions.............................................11
Calculation of Performance Data.....................................16
Management .........................................................19
Redemption of Shares................................................30
Portfolio Transactions..............................................31
Brokerage Commissions...............................................32
Determination of Net Asset Value....................................32


The Funds and Their Shares..........................................33
The Portfolio and its Investors.....................................34
Taxation............................................................34
Additional Information..............................................38
Experts and Financial Statements....................................38

INVESTMENT OBJECTIVE AND POLICIES

     The Prospectus describes the investment objectives and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus.

     The Equity Fund invests all of its investible assets in the Standish Equity Portfolio (the "Equity Portfolio"). The Small Cap Equity Fund invests all of its investible assets in the Standish Small Capitalization Equity Portfolio (the "Small Cap Portfolio"). The Small Cap Equity Fund II invests all of its investible assets in the Standish Small Capitalization Equity Portfolio II (the "Small Cap II Portfolio"). These three Funds are sometimes referred to in this Statement of Additional Information as Standish Feeder Funds.

     Each Portfolio is a series of the Standish, Ayer and Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company, and each Portfolio has the same investment objective and restrictions as its corresponding Fund. Standish, Ayer and Wood, Inc. ("Standish") is the investment adviser to the Portfolios. Standish International Management Company, L.P. ("SIMCO") is the investment adviser to the International Equity Fund. Both Standish and SIMCO are sometimes referred to herein as the "Adviser" or collectively as the "Advisers".

     The Prospectus describes the investment objective of the Standish Feeder Funds and the Portfolios and summarizes the investment policies they will follow. Since the investment characteristics of the Standish Feeder Funds correspond directly to those of their respective Portfolios, the following discusses the various investment techniques employed by the Portfolios. See the Prospectus for a more complete description of each Fund's and each Portfolio's investment objective, policies and restrictions. For purposes of the discussion in this section of this Statement of Additional Information, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small Cap Portfolio, the Small Cap II Portfolio and the International Equity Fund, unless otherwise noted.

Suitability and Risk Factors. An investor should not expect, and the Funds do not intend, that each Fund will provide an investment program which meets all of the requirements of that investor. The companies in which the Small Cap and Small Cap II Portfolios invest generally reinvest their earnings, and dividend income should not be expected. Also, notwithstanding the Funds' ability to spread risk by holding securities of a number of companies, shareholders should be able and be prepared to bear the risk of investment losses which may accompany the investments contemplated by each Fund.

Common Stocks. The common stocks of small growth companies in which the Small Cap Portfolio invests typically have market capitalizations up to $700 million. The common stocks of the companies in which the Small Cap II Portfolio invests typically have market capitalizations up to $1 billion. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small- cap category all funds with median portfolio market capitalizations of less than $ 1 billion. Their investments are expected to emphasize companies involved with value added products or services in expanding industries. At times, particularly when Standish believes that the securities of small companies are overvalued, their portfolios may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of each Portfolio's net assets. Both Portfolios will attempt to reduce risk by diversifying their investments within the investment policies set forth in the Prospectus and will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable.

Foreign Securities. Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter markets (but persons affiliated with a Fund will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

         The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to a Fund's shareholders.

         Investors should understand that the expense ratio of each Fund may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

         The Funds may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and "Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Fund acquires Depository Receipts or Shares through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares (unsponsored Depository Receipts or Shares), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non- U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

Strategic Transactions. Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing its investment objective, a Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, each Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.). In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that a Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company

Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

         A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will generally sell (write) OTC options that are subject to a buy- back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities covering the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

         If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

         Each Fund may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.
         Each Fund may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

         Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties in order to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

         Each Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

         To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German Deutsche mark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D- marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of each Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Trust and the Portfolio Trust have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts. Each Fund may make investments in Eurodollar contracts.

Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts. Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Fund will cover Strategic Transactions as required by interpretive positions of the SEC. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Money Market Instruments and Repurchase Agreements. When the Adviser considers investments in equity securities to present excessive risks and to maintain liquidity for redemptions, each Fund may invest all or a portion of its assets in money market instruments or short-term interest-bearing securities. They may also invest uncommitted cash in such instruments and securities.

     Money market instruments include short-term U.S. government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short term credit needs), negotiable certificates of deposit, nonnegotiable fixed time deposits, bankers' acceptances and repurchase agreements.

     U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

         A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by a Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Funds (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Funds' custodian bank until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.

         The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Short-Term Debt Securities. For defensive or temporary purposes, each Fund may invest in investment grade money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. These investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, nonnegotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.

         Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Portfolio Turnover. Each Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. A Fund may therefore generally change its investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.

                             INVESTMENT RESTRICTIONS

         The Funds and the Portfolios have adopted the following fundamental policies. Each Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

Standish Equity Fund and Equity Portfolio

         As a matter of fundamental policy, the Equity Portfolio (Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.       Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
         (Fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (Fund) may enter into repurchase agreements and except that the Fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio (Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund, but not the Portfolio).

         Notwithstanding any fundamental or non-fundamental policy, the Equity Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Equity Fund.

International Equity Fund

         As a matter of fundamental policy, the International Equity Fund may not:

1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

3. Make loans, except that the Fund may purchase or hold a portion of an issue of publicly distributed debt instru ments, purchase negotiable certificates of deposit and bankers' acceptances, and enter into repurchase agreements.

4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

         The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.       Invest more than 15% of its assets in securities which are illiquid.

Small Capitalization Equity Fund and Small
Capitalization Equity Portfolio

         As a matter of fundamental policy, the Small Cap Portfolio (Fund) may not:


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.


2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.       Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
         (Fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (Fund) may enter into repurchase agreements with respect to 10% of the value of its net assets.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio (Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund, but not the Portfolio).

         Notwithstanding any fundamental or non-fundamental policy, the Small Cap Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Small Cap Fund.

Small Capitalization Equity Fund II and Small
Capitalization Equity Portfolio II

         As a matter of fundamental policy, the Small Cap Portfolio II (Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (Fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (Fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (Fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (Fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7.       Purchase  or  sell  commodities  or  commodity  contracts,  except  the
         Portfolio   (Fund)  may  purchase  and  sell  options  on   securities,
         securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies.

8. Make loans, except that the Portfolio (Fund) (1) may lend portfolio securities in accordance with the Portfolio's (Fund's) investment policies up to 33 1/3% of the Portfolio's (Fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (Fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (Fund).

         For purposes of the fundamental investment restriction (1) regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

         The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio (Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act. c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of the its net assets.

         Notwithstanding any fundamental or non-fundamental policy, the Small Cap Fund II may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end investment company with substantially the same investment objective as the Fund.

                  --------------------------------------------


         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's or a Portfolio's assets will not constitute a violation of the restriction.


                        CALCULATION OF PERFORMANCE DATA

         As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended December 31, 1996 and average annualized yield for the 30-day period ended December 31, 1996 were as follows:


                                                              Average Annual Total Return
                                                --------------------------------------------------

Fund                                                     1-Year              5-Year          10-Year
----                                                     ------              ------          -------
Equity Fund                                              26.84%              17.31%          19.84%1
                                                         -----               -----           -----
Small Capitalization Equity Fund                         17.36%              15.61%          22.28%2
                                                         -----               -----           -----
Small Capitalization Equity Fund  II                     1.90%3                N/A             N/A
                                                         ----
International Equity Fund                                 7.44%               4.91%          5.42%4
                                                          ----                ----           ----
---------------------------
1 Equity Fund commenced operations on June 2, 1991.
2 Small Capitalization Equity Fund commenced operations on September 1, 1990.
3 Small Capitalization Equity Fund II commenced operations on December 23, 1996.
4 International Equity Fund commenced operations on December 8, 1988.

         These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.

         In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Equity Fund


Quarter/Year               Net          Gross
----------------  ------------  -------------
1Q91                       16.30%         16.50%
2Q91                       (2.76)         (2.53)
3Q91                        6.15           6.42
4Q91                       11.09          11.34
1991                       36.36          34.62
1Q92                       (2.77)         (2.52)
2Q92                       (2.63)         (2.38)
3Q92                        4.03           4.28
4Q92                       11.20          10.74
1992                        9.52           9.52
1Q93                        7.71           7.91
2Q93                        2.76           2.96
3Q93                        6.64           6.84
4Q93                        2.34           2.54
1993                       20.79          21.72
1Q94                       (2.30)         (2.13)
2Q94                       (3.14)         (2.96)
3Q94                        3.22           3.40
4Q94                       (1.50)         (1.33)
1994                       (3.78)         (3.10)
1Q95                        8.76           8.93
2Q95                       11.10          11.28
3Q95                        9.56           9.74
4Q95                        3.90           4.09
1995                       37.55          38.46
1Q96                        6.84           6.99
2Q96                        2.69           2.87
3Q96                        4.96           5.17
4Q96                       10.16          10.33
1996                       26.84          27.71

Small Capitalization Equity Fund


Quarter/Year                Net         Gross
----------------- ------------- -------------
1Q91                        28.41%        28.68%
2Q91                         2.87          3.12
3Q91                        12.58         12.73
4Q91                        10.74         10.94
1991                        64.71         65.95
1Q92                         3.16          3.38
2Q92                       (12.15)       (11.92)
3Q92                         7.23          7.52
4Q92                        12.91         13.20
1992                         9.74         10.83
1Q93                         0.62          0.84
2Q93                         3.45          3.70
3Q93                        14.45         14.67
4Q93                         7.63          7.83
1993                        28.21         29.30
1Q94                        (3.48)        (3.29)
2Q94                        (4.39)        (4.19)
3Q94                         5.90          6.11
4Q94                        (1.42)        (1.22)
1994                        (3.66)        (2.88)
1Q95                         6.03          6.22
2Q95                         2.55          2.73
3Q95                        16.17         16.36
4Q95                         2.80          2.98
1995                        29.83         30.77

1Q96                         6.60          6.80
2Q96                        10.27         10.47
3Q96                        (2.98)        (2.80)
4Q96                        (2.91)        (3.11)
1996                        17.36         18.24



Small Capitalization Equity  Fund II


Quarter/Year               Net          Gross
----------------- ------------  -------------
4Q96              1.90%         1.90%

International Equity Fund


Quarter/Year               Net          Gross
----------------- ------------  -------------
1Q89                       (0.75)%        (0.05)%
2Q89                        1.16           1.25
3Q89                       11.97          12.37
4Q89                        5.67           5.70
1989                       18.79          20.20
1Q90                       (0.10)          0.29
2Q90                        5.81           6.21
3Q90                      (18.32)        (17.92)
4Q90                        4.90           5.31
1990                       (9.44)         (7.93)
1Q91                        6.65           6.96
2Q91                       (3.03)         (2.70)
3Q91                        6.77           7.12
4Q91                        1.18           1.64
1991                       11.73          13.31
1Q92                       (5.09)         (4.75)
2Q92                        0.62           1.05
3Q92                       (5.20)         (4.03)
4Q92                       (0.55)         (0.16)
1992                        0.95           0.55
1Q93                        7.23           7.57
2Q93                        3.11           3.48
3Q93                        8.45           8.77
4Q93                       15.32          15.64
1993                       38.27          40.01
1Q94                       (5.87)         (5.57)
2Q94                       (0.06)          0.22
3Q94                        2.84           3.17
4Q94                       (3.87)         (3.59)
1994                       (6.99)         (5.83)
1Q95                       (5.07)         (4.78)
2Q95                        2.57           2.86
3Q95                        2.41           2.68
4Q95                        2.31           2.68
1995                        2.01           3.26
1Q96                        2.38           2.51

2Q96                         4.89           5.02
3Q96                        (1.15)         (1.03)
4Q96                         1.22           1.34
1996                         7.44           7.97


         These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Small Cap Fund and Small Cap II Fund may compare their performances to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, the Russell 2000 Growth Index, which is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth, and the S&P 500 Index. The International Equity Fund may compare its performance to Morgan Stanley Capital International Index ("MSCI") and the Europe, Australia, Far East Index ("EAFE"). The EAFE- Index is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in European, Australian and Far Eastern securities markets and is based on month-end market capitalization. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.




                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

         The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis and Martin, and Ms. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio and the Fund's investment adviser.

                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
*D. Barr Clayson, 7/29/35                         Vice President and Trustee              Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                              Chairman and Director,
Boston, MA 02111                                                                                  Standish International
                                                                                                 Management Company, L.P.
Samuel C. Fleming, 9/30/40                                  Trustee                               Chairman of the Board
c/o Decision Resources, Inc.                                                                   and Chief Executive Officer,
1100 Winter Street                                                                              Decision Resources, Inc.;
Waltham, MA 02154                                                                               through 1989, Senior V.P.
                                                                                                     Arthur D. Little


                                                       -19-




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
Benjamin M. Friedman, 8/5/44                                Trustee                                William Joseph Maier
c/o Harvard University                                                                       Professor of Political Economy,
Cambridge, MA 02138                                                                                 Harvard University

John H. Hewitt, 4/11/35                                     Trustee                     Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                                Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                                             and New Hampshire

*Edward H. Ladd, 1/3/38                           Trustee and Vice President                    Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                             Managing Director, Standish, Ayer &
One Financial Center                                                                              Wood, Inc. since 1990;
Boston, MA 02111                                                                             formerly President of Standish,
                                                                                                     Ayer & Wood, Inc.
                                                                                                       Director of
                                                                                                  Standish International
                                                                                                 Management Company, L.P.
Caleb Loring III, 11/14/43                                  Trustee                          Trustee, Essex Street Associates
c/o Essex Street Associates                                                                 (family investment trust office);
P.O. Box 5600                                                                           Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/21/54                            President and Trustee                      Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                                                   and Managing Director,
One Financial Center                                                                           Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                                          Executive Vice President and Director,
                                                                                        Standish International Management Company,
                                                                                                           L.P.
Richard C. Doll, 7/8/48                                 Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                           Vice President and Director,
Boston, MA 02111                                                                        Standish International Management Company,
                                                                                                           L.P.
James E. Hollis III, 11/21/48                      Executive Vice President                    Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                        Vice President and Secretary                   Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Paul G. Martins, 3/10/56                         Vice President and Treasurer          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                          since October 1996; formerly Senior Vice
One Financial Center                                                                     President, Treasurer and Chief Financial
Boston, MA 02111                                                                      Officer of Liberty Financial Bank Group (1993-
                                                                                      95); prior to 1993, Corporate Controller, The
                                                                                                 Berkeley Financial Group


                                                       -20-




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
Caleb F. Aldrich, 9/20/57                               Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Beverly E. Banfield, 7/6/56                             Vice President                    Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                           Assistant Vice President and
Boston, MA 02111                                                                                   Compliance Officer,
                                                                                                Freedom Capital Management
                                                                                                    Corp. (1989-1992)
Nicholas S. Battelle, 6/24/42                           Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Remi Browne, 10/15/53                                   Vice President                 Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                       Vice President and Chief Investment Officer of
One Financial Center                                                                    Standish International Management Company,
Boston, MA 02111                                                                      L.P., prior to August 1996, Managing Director
                                                                                               Ark Asset Management Company
Walter M. Cabot, 1/16/33                                Vice President                         Senior Adviser and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                            prior to 1991, President,
Boston, MA 02111                                                                                Harvard Management Company
                                                                                              Senior Adviser and Director of
                                                                                        Standish International Management Company,
                                                                                                           L.P.
David H. Cameron, 11/2/55                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                   Director of
Boston, MA 02111                                                                        Standish International Management Company,
                                                                                                           L.P.
Karen K. Chandor, 2/13/50                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                Vice President                      Vice President, Associate Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                   Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


                                                       -21-




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
W. Charles Cook II, 7/16/63                             Vice President                      Vice President, Associate Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                 Vice President,
Boston, MA 02111                                                                        Standish International Management Company,
                                                                                                           L.P.
Joseph M. Corrado, 5/13/55                              Vice President                     Vice President, Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Dolores S. Driscoll, 2/17/48                            Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                         Director, Standish International
Boston, MA 02111                                                                                 Management Company, L.P.

Mark A. Flaherty, 4/24/59                               Vice President                           Vice President, Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                  Vice President
Boston, MA  02111                                                                       Standish International Management Company,
                                                                                                           L.P.
Maria D. Furman, 2/3/54                                 Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                           Vice President and Director,
Boston, MA 02111                                                                        Standish International Management Company,
                                                                                                           L.P.
Ann S. Higgins, 4/8/35                                  Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                             Vice President                         Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                           since December 1995 formerly
Boston, MA  02111                                                                       Vice President Scudder, Stevens and Clark

Raymond J. Kubiak, 9/3/57                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                            Vice President                 Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                                               since November 1993; formerly,
One Financial Center                                                                                Investment Sales,
Boston, MA 02111                                                                               Cigna Corporation (1993) and
                                                                                            Travelers Corporation (1984-1993)


                                                       -22-




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
Laurence A. Manchester, 5/24/43                         Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

George W. Noyes, 11/12/44                               Vice President                       President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                   Director of
Boston, MA 02111                                                                        Standish International Management Company,
                                                                                                           L.P.
Arthur H. Parker, 8/12/35                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Jennifer A. Pline, 3/8/60                               Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                      Executive Vice President and Director
Boston, MA 02111                                                                        Standish International Management Company,
                                                                                                           L.P.
Michael C. Schoeck, 10/24/55                            Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                                since August, 1993;
Boston, MA 02111                                                                                formerly, Vice President,
                                                                                                 Commerzbank, Frankfurt,
                                                                                                 Germany Vice President,
                                                                                        Standish International Management Company,
                                                                                                           L.P.
Austin C. Smith, 7/25/52                                Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                               Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                 Standish, Ayer & Wood, Inc.
One Financial Center                                                                             since November 2, 1993;
Boston, MA 02111                                                                                   formerly, Consultant
                                                                                                   Cambridge Associates
David C. Stuehr, 3/1/58                                 Vice President                         Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


                                                       -23-




                                                         Position Held                             Principal Occupation
Name, Address and Date of Birth                           with Trust                               During Past 5 Years
--------------------------------------------  -----------------------------------  -------------------------------------------------
James W. Sweeney, 5/15/59                               Vice President                         Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center                                                                      Executive Vice President and Director,
Boston, MA 02111                                                                        Standish International Management Company,
                                                                                                           L.P.
Ralph S. Tate, 4/2/47                                   Vice President                    Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                             Standish, Ayer & Wood, Inc. since
One Financial Center                                                                            April, 1990; formerly Vice
Boston, MA 02111                                                                             President, Aetna Life & Casualty
                                                                                                 President and Director,
                                                                                        Standish International Management Company,
                                                                                                           L.P.
Michael W. Thompson, 3/31/56                            Vice President                    Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Christopher W. Van Alstyne, 3/24/60                     Vice President                               Vice President,
c/o Standish, Ayer & Wood, Inc.                                                                Standish, Ayer & Wood, Inc.;
One Financial Center                                                                      Formerly Regional Marketing Director,
Boston, MA 02111                                                                         Gabelli-O'Connor Fixed Income Management

*        Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

         Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1996.

         The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended December 31, 1996:


                      Aggregate Compensation from the Funds
                                                                                                  Pension or
                                                                                                  Retirement
                                                                                                   Benefits
                                                                                                  Accrued as     Total Compensation
                                               Small              Small                            Part of         from Funds and
                              Equity      Capitalization      Capitalization     International      Funds'       Portfolio and Other
           Name of Trustee    Fund**       Equity Fund**     Equity Fund II**     Equity Fund      Expenses       Funds in Complex*
           ---------------    ----         -----------       --------------       -----------      --------       ----------------
D. Barr Clayson                 $0              $0                  $0                $0              $0                 $0
Samuel C. Fleming              $851           $1,887                $2               $624             $0               $49,250
Benjamin M. Friedman           $787           $1,743                $2               $576             $0               $45,500


                                                       -24-





John H. Hewitt                $787           $1,743                $2               $576             $0               $45,500
Edward H. Ladd                 $0              $0                  $0                $0              $0                 $0
Caleb Loring, III             $787           $1,743                $2               $576             $0               $45,500
Richard S. Wood                $0              $0                  $0                $0              $0                 $0

  * As of the date of this Statement of Additional Information there were 20 funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1996.

  ** The Fund bears its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Portfolio Trust.

Certain Shareholders

         Except as noted below for the Small Cap II Fund, at February 1, 1997, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. The Trustees and Officers of the Trust as a group beneficially owned approximately 95% of the then outstanding shares of the Small Cap II Fund at that date. At February 1, 1997, the Equity Fund, Small Cap Fund and Small Cap II Fund, each beneficially owned approximately 100% of the then outstanding interests of the Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio, respectively, and therefore controlled their corresponding Portfolios. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

Equity Fund

                                         Percentage of
         Name and Address              Outstanding Shares
----------------------------------  ------------------------
Saturn & Co.                                              14%
FBO The Boston Home
P.O. Box 1537
Boston, MA  02205

Shipley Company, Inc.                                      8%
455 Forest Street
Marlborough, MA 01752

Teamsters Local Union 918                                  5%
Pension Fund
2137-47 Utica Avenue
Brooklyn, NY  11234



Small Capitalization Equity Fund


                                 Percentage of
        Name and Address         Outstanding Shares
-------------------------------- --------------------------
Bingham, Dana & Gould                        8%
Trust Department
150 Federal Street
Boston, MA 02110

Rosemount Aerospace Profit                   6%
Sharing Plan
Norwest Bank Minnesota, N.A.
Trustee
733 Marquette Avenue MS 0036
Minneapolis, MN  55479

Citibank, FSB as Trustee for                 6%
Lutheran Health Systems
Employee's Pension Plan
c/o Citibank
111 Wall Street, 20th Floor
New York, NY  10043


Small Capitalization Equity Fund II


                                         Percentage of
         Name and Address             Outstanding Shares
----------------------------------  -----------------------
Edward H. Ladd                                10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Christina D. Wood*                            20%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Dolores S. Driscoll                           10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Richard C. Doll                               10%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Maria D. Furman                               6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Arthur H. Parker                              6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

James E. Hollis                               6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Walter M. Cabot                               6%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

George W. Noyes                               5%
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Dorothy G. Battelle+
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

*Christina D. Wood is the wife of Richard S. Wood, President and Trustee of the Trust
+Dorothy G. Battelle is the wife of Nicholas S. Battelle, a Vice
President of the Trust

International Equity Fund

                                         Percentage of
         Name and Address              Outstanding Shares
----------------------------------  ------------------------
Allendale Mutual Insurance Co.                             8%
P. O. Box 7500
Johnston, RI 02919

NationsBank of Texas, NA                                   7%
 TTEE FBO
Keystone Thermometrics Master
Trust
P.O. BOX 831575
Dallas, TX  75283

Lumber Mutual Insurance                                    7%
One Speen Street
Framingham, MA 01701

First Union National Bank                                  7%
Cannon Foundation
a/c# 1028851439
401 S. Tryon St. CMG 1151
Charlotte, NC  28288

Fletcher Allen Health Care                                 7%
Depreciation Fund
One Burlington Square
Burlington, VT  05401

Trustees of Reservations                                   6%
572 Essex STreet
Beverly, MA  01915

OLSEN & Co.                                                6%
P.O. Box 92800
Rochester, NY  14692

Bingham Dana & Gould                                       5%
Trust Department
150 Federal Street
Boston, MA  02110

*Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such Fund will be approved or disapproved.

Investment Adviser

         Standish serves as the adviser to the Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, Standish managed directly the assets of the Equity and Small Cap Funds pursuant to investment advisory agreements. These agreements were terminated by Equity and Small Cap Funds on such date subsequent to the approval by the Funds' shareholders on March 29, 1996 to implement certain changes in the Funds' investment restrictions which enable the Funds to invest all of their investable assets in the Equity Portfolio and Small Cap Portfolio, respectively. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

         The following, constituting all of the Directors and all of the shareholders of Standish, are the Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr

Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate, and Richard S. Wood.

         SIMCO serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Director and Adviser to SIMCO and a Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board of SIMCO and a Managing Director of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, a Vice President and director of Standish and the President of the Trust, is the Executive Vice President of SIMCO.


         Certain services provided by the Adviser under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolios or the International Equity Fund for any costs incurred. In addition to those services, the Adviser provides the Intermittent Equity Fund (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the Adviser is paid a fee based upon a percentage of the Intermittent Equity Fund's or the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.





Fund                                         Contractual Advisory Fee Rate
                                   (as a percentage of average daily net assets)
Equity Portfolio                                             0.50%
Small Capitalization Equity Portfolio                        0.60%
Small Capitalization Equity Portfolio II                     0.60%
International Equity Fund                                    0.80%


During the last three fiscal years ended December 31, the Funds and the Portfolios paid advisory fees in the following amounts:

Fund                                                           1994                 1995                  1996
----                                                           ----                 ----                  ----
Equity Fund                                                  422,731              555,164               163,5301
Equity Portfolio                                               N/A                  N/A                 345,3012
Small Capitalization Equity Fund                             557,359              871,879               396,7961
Small Capitalization Equity Portfolio                          N/A                  N/A                 920,7422
Small Capitalization Equity Fund II                            N/A                  N/A                    03
Small Capitalization Equity Portfolio II                       N/A                  N/A                    62
International Equity Fund                                    841,166              704,283                 7,841

------------------------
1 Equity Fund and Small  Capitalization Fund were converted to the master/feeder fund  structure on May 3, 1996 and do not pay directly  advisory fees after that date.  Each  such  Fund  bears  its pro  rata  allocation  of its  corresponding
Portfolio's expenses, including advisory fees.

2 The Equity Portfolio and Small Capitalization Portfolio commenced operations on April 26, 1996.

3 The Small Capitalization  Equity II commenced operations on December 23, 1996.
The Adviser voluntarily agreed not to impose its advisory fee for the period through December 31, 1996.


         Pursuant to the investment advisory agreements, each Portfolio and the International Equity Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, and the International Equity Fund and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

         The Adviser has voluntarily agreed to limit certain "Total Fund Operating Expenses" (excluding brokerage commissions, taxes, litigation, indemnification and other extraordinary expenses) to 1.60% per annum of the International Equity Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time.

         Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the International Equity Fund or the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the International Equity Fund or the applicable Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.


         In an attempt to avoid any potential conflict with portfolio transactions for the International Equity Fund and the Portfolios, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the International Equity Fund and its shareholders, and the Portfolios and their investors, come before those of the Adviser and its employees.

Administrator of the Fund

Standish also serves as the administrator ("Fund Administrator") to the Equity Fund, Small Cap Fund and Small Cap II Fund pursuant to written administration agreements with the Trust on behalf of these Funds. Certain services provided by the Fund Administrator under the administration agreements are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. Each of the Equity Fund, Small Cap Fund and Small Cap II Fund's administration agreements can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio

         IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to each of the Portfolios (the "Portfolio Administrator") pursuant to written administration agreements with the Portfolio Trust on behalf of each Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from each Portfolio in the amount of $7,500 annually. The Portfolios' administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds

         Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

         Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.

         The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. Each Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the applicable Fund is permitted to redeem in-kind or except in the event the applicable Fund completely withdraws its interest from the Portfolio.

                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for placing the International Equity Fund's and each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the International Equity Fund and the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the International Equity Fund and the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the International Equity Fund and the Portfolios effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the International Equity Fund and the Portfolios under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

         The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the International Equity Fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the International Equity Fund or a Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


                                               BROKERAGE COMMISSIONS


                                                       Aggregate Brokerage
                                                   Commissions Paid by the Fund
                                                    or portfolio transactions
Fund                                            1994              1995           1996
----                                            ----              ----           ----

Equity Fund1                                    $287,545         $416,680        _____
Equity Portfolio2                                    N/A              N/A        _____8
Small Capitalization Equity Fund3               $512,334         $859,777        _____
Small Capitalization Equity Portfolio4               N/A              N/A        _____8
Small Capitalization Equity Fund II5                 N/A              N/A         N/A
Small Capitalization Equity Portfolio II6            N/A              N/A        _____
International Equity Fund7                      $240,006         $439,738        _____


1        At  December  31,  1996,  the Fund did not hold any  securities  of its regular brokers or dealers. The Fund was converted to the master-feeder
         structure  on  May  3,  1996  and  does  not  directly  pay   brokerage
         commissions  after  that  date.  The Fund  bears its pro rata  share of brokerage commissions paid by its corresponding Portfolio.
2        At December 31, 1996, the Portfolio held the following amounts of securities of its regular brokers or dealers.
3        At December 31, 1996, the Fund did not hold any securities of its regular brokers or dealers.  The Fund was converted to the master-feeder structure on May 3, 1996 and does not directly pay brokerage  commissions  after  that  date.  The Fund bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.
4        At December 31, 1996, the Portfolio held the following amounts of securities of its regular brokers or dealers.
5        At December 31, 1996, the Fund did not hold any securities of its regular brokers or dealers.  The Fund is a Feeder
         Fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage  commissions paid by its corresponding Portfolio.
6        At December 31, 1996, the Portfolio held the following amouns of securities of its regular brokers or dealers.
7        At December 31, 1996, the Fund held the following amounts of securities of its regular brokers or dealers.
8        The Portfolio commenced operations on May 3, 1996.


                        DETERMINATION OF NET ASSET VALUE

         Each Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Equity Fund, Small Cap Fund and Small Cap II Fund will be represented by the Fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

         The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Equity, Small Cap and Small Cap II Funds is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. on the following Business Day.

         Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotation are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

         Money market instruments with less than sixty days remaining to maturity when acquired by a Fund or Portfolio are valued on an amortized cost basis. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

         Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

         Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.

         Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Equity, Small Cap and Small Cap II Funds invest all of their investible assets in other open-end investment companies.

         All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

         Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

         Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust and, like their corresponding Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

         Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

         Each series of the Trust, including each Funds, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Code.

         Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Equity Fund, Small Cap Fund and Small Cap II Fund invest their assets in the Equity, Small Cap and Small Cap II Portfolios, respectively, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding Fund each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the Fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Equity Fund, Small Cap Fund and Small Cap II Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

         Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

         Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

         Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. .

         Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's or a Portfolio's ability to enter into futures, options or currency forward transactions.

         Certain options, futures or currency forward transactions undertaken by a Fund or a Portfolio may cause the Fund or Portfolio to recognize gains or losses from marking to market even though the Fund's or Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by the International Equity Fund or realized by a Portfolio and allocable to the corresponding Fund. Any net mark to market gains may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

         The Federal income tax rules applicable to currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

         Foreign exchange gains and losses realized by a Portfolio and the International Equity Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios' or the International Equity Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain a Fund is deemed to recognize from the sale of certain investments held for less than three months, which gain (or share of such gain in the case of the Equity Fund, Small Cap Fund and Small Cap II Fund plus any such gain the Funds may realize from other sources) is limited under the Code to less than 30% of each Fund's gross income for its taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

         Each Portfolio and the International Equity Fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (in the case of a Fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolios are such that each Fund that invests in a Portfolio expects that it generally will not meet this 50% requirement, shareholders of each such Fund generally will not directly take into account the foreign taxes, if any, paid by the corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute.

         The International Equity Fund may meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to
(i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

         If the International Equity Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the International Equity Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the International Equity Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

         If a Portfolio or the International Equity Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the relevant Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain without the concurrent receipt of cash. The Portfolios and the International Equity Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         For purposes of the dividends received reduction available to corporations, dividends received by a Portfolio and allocable to its corresponding Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Fund may be treated as qualifying dividends. The International Equity Fund is unlikely to earn a substantial amount of qualifying dividends, but the Portfolios' dividend income, if any, probably will generally qualify for this deduction. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

         Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of a Portfolio's portfolio). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

         Upon a redemption (including a repurchase) of shares of a Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares, subject to the rules described below. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fixed Income Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Funds.

                             ADDITIONAL INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS

         Except as noted in the next sentence, each Fund's financial statements contained in the 1996 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of Equity Fund, International Equity Fund and Small Cap Fund for periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. The Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio's financial statements contained in their corresponding Fund's 1996 Annual Report have been audited by Coopers & Lybrand, an affiliate of Coopers & Lybrand L.L.P.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,


Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion


Nineteen ninety six was an excellent year for the U.S. equity market with the S&P 500 enjoying a total return of 22.96% for the full year. For the same twelve-month period, the Standish Equity Fund enjoyed a total return of 26.84%.

During 1996, there was a marked pattern of performance being differentiated by capitalization group. Beginning in the late spring of the year, small and medium capitalization stocks began to trail in terms of relative performance and by year end a significant performance gap had developed. For the full year, the S&P Mid-Cap 400 Index showed a total return of 19.20% while the Frank Russell 2000, an index covering smaller capitalization stocks, showed a gain of only 16.53%. By industry sector, the best groups within the S&P 500 in 1996 were Financials and Technology stocks with both groups registering gains of over 30%. Performance was relatively evenly dispersed, however, with eight of nine sectors showing a gain of over 15% for the year.
Only the Utility group lagged (with a total return of just over 1%).

Within the Standish Equity Fund, performance was hurt by the fact that our average capitalization is smaller than that of the S&P 500. Despite this performance drag arising from our capitalization profile, returns exceeded the index return due to strong stock selection results. Particularly notable was performance in Consumer Cyclicals, Technology, and Financials where our results for the year were ahead of the comparable S&P groups. In addition, we were helped by modest underweightings in Utilities and Basic Industries - two sectors where performance lagged that of the broad market.

Our stock selection process is driven by proprietary modeling techniques that utilize a combination of valuation and earnings growth measures to determine the relative attractiveness of equity securities. We are committed to the consistent application of our selection disciplines. In 1996 those disciplines once again provided us with a very positive starting point for our portfolio construction process. For the full year, stocks ranked in the top ten percent of our universe outperformed the universe by over 9.5%. The best performing of our indicators for the year was the Estimate Trend factor, indicating stocks where estimates are rising. Our consistent adherence to risk control disciplines and a well diversified, fully invested fund positioning was also important.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Equity Fund have been invested in a "Portfolio" entity, having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

We are very pleased to be able to report another strong year for the Standish Equity Fund and are grateful to our shareholders for their continuing support. We remain focused on the Fund's investment success and are pleased to be working on your behalf.


Ralph S. Tate

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

             Comparison of Change in Value of $100,000 Investment in
                   Standish Equity Fund and the S&P 500 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Equity Fund compared with the S&P 500 Index for the period January 2, 1991 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
     Investment in Standish Equity Portfolio, (Portfolio) at value (Note 1A)                             $     106,277,516
     Other assets                                                                                                    2,576
                                                                                                           ----------------
        Total assets                                                                                           106,280,092

Liabilities
     Distribution payable                                                             $       285,108
     Payable for Fund shares redeemed                                                         125,000
     Accrued trustee fees                                                                         484
     Accrued expenses and other liabilities                                                    14,718
                                                                                        --------------
        Total liabilities                                                                                          425,310
                                                                                                           ----------------

Net Assets                                                                                               $     105,854,782
                                                                                                           ================

Net Assets consist of:
     Paid-in capital                                                                                     $      81,035,794
     Undistributed net investment income (loss)                                                                     88,950
     Accumulated net realized gain (loss)                                                                        7,655,446
     Net unrealized appreciation (depreciation)                                                                 17,074,592
                                                                                                           ----------------
        Total                                                                                            $     105,854,782
                                                                                                           ================

Shares of beneficial interest outstanding                                                                        2,728,741
                                                                                                           ================

Net asset value, offering price and redemption price per share                                           $           38.79
                                                                                                           ================
     (Net assets/Shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B):
     Interest income                                                                                     $        77,789
     Dividend income (net of withholding tax of $3,380)                                                          612,003
     Interest income allocated from Portfolio                                                                    117,893
     Dividend income allocated from Portfolio (net of withholding tax of $1,452)                               1,453,073
     Expenses allocated from Portfolio                                                                          (479,297)
                                                                                                           --------------
        Total income                                                                                           1,781,461

Expenses
        Investment advisory fee (Note 3)                                             $        163,530
        Accounting, custodian, and transfer agency fees                                        46,088
        Trustee fees                                                                            1,627
        Legal and audit services                                                               32,621
                                                                                       ---------------
            Total expenses                                                                    243,866

        Deduct:
        Waiver of investment advisory fee (Note 3)                                            (12,085)
                                                                                       ---------------

                Net expenses                                                                                     231,781
                                                                                                           --------------

                Net investment income (loss)                                                                   1,549,680
                                                                                                           --------------

Realized and Unrealized Gain (Loss):

     Net realized gain (loss) from:
                Investment securities                                                       3,307,925
                Financial futures                                                             164,221
     Net realized gain (loss) from Portfolio on:
                Investment securities                                                      12,874,303
                Financial futures                                                             428,300
                                                                                       ---------------
                   Net realized gain (loss)                                                                   16,774,749

     Change in unrealized appreciation (depreciation):
                Investment securities                                                       3,350,428
                Financial futures                                                             (58,213)
                From Portfolio                                                              3,404,697
                                                                                       ---------------
                   Net change in unrealized appreciation (depreciation)                                        6,696,912
                                                                                                           --------------
                   Net realized and unrealized gain (loss)                                                    23,471,661
                                                                                                           --------------
                   Net increase (decrease) in net assets resulting from operations                       $    25,021,341
                                                                                                           ==============



                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                       Statements of Changes in Net Assets


                                                                                     Year Ended              Year Ended
                                                                                    December 31, 1996     December 31, 1995
                                                                                  --------------------------------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                      $        1,549,680    $             2,196,110
     Net realized gain (loss)                                                           16,774,749                 21,564,705
     Change in net unrealized appreciation (depreciation)                                6,696,912                 10,229,026
                                                                                  -----------------     ----------------------
        Net increase (decrease) in net assets from operations                           25,021,341                 33,989,841
                                                                                  -----------------     ----------------------

Distributions to shareholders
     From net investment income                                                         (1,481,454)                (2,203,103)
     From net realized gains on investments                                            (11,604,448)                (8,605,084)
                                                                                  -----------------     ----------------------
        Total distributions to shareholders                                            (13,085,902)               (10,808,187)
                                                                                  -----------------     ----------------------

Fund share (principal) transactions (Note 6)
     Net proceeds from sale of shares                                                   21,565,418                 32,648,683
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                            12,463,945                 10,246,215
     Cost of shares redeemed                                                           (28,642,403)               (64,134,926)
                                                                                  -----------------     ----------------------
Increase (decrease) in net assets from Fund share transactions                           5,386,960                (21,240,028)
                                                                                  -----------------     ----------------------

        Net increase (decrease) in net assets                                           17,322,399                  1,941,626

Net Assets:
     At beginning of period                                                             88,532,383                 86,590,757
                                                                                  -----------------     ----------------------

     At end of period (including undistributed net investment income of $88,950 and distributions in excess of net investment income of
        $20,274 at December 31, 1996 and 1995, respectively)                    $      105,854,782    $            88,532,383
                                                                                  =================     ======================

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                              Financial Highlights


                                                                                   Year Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                                  1996             1995          1994          1993          1992*
                                                          ------------     ------------  ------------  ------------  ------------

Net asset value - Beginning of period                     $      34.81     $       28.66  $       30.89  $       26.28  $     25.66
                                                          ------------     -------------  -------------  -------------  -----------

Income from investment operations:
    Net investment income **                                      0.60              0.76           0.45           0.50         0.56
    Net realized and unrealized gain
      (loss) on investments                                       8.52              9.94          (1.62)          5.57         1.81
                                                          ------------     -------------  -------------  -------------  -----------
Total from investment operations                                  9.12             10.70          (1.17)          6.07         2.37
                                                          ------------     -------------  -------------  -------------  -----------

Less distributions to shareholders:
    From net investment income                                   (0.56)            (0.78)         (0.44)         (0.47)       (0.54)
    From net realized gains on investments                       (4.58)            (3.77)         (0.62)         (0.99)       (1.19)
    From paid-in capital                                           ---               ---            ---            ---        (0.02)
                                                          ------------     -------------  -------------  -------------  -----------
      Total distributions declared to shareholders               (5.14)            (4.55)         (1.06)         (1.46)       (1.75)
                                                          ------------     -------------  -------------  -------------  -----------

    Net asset value - end of period                       $      38.79     $       34.81  $       28.66  $       30.89  $     26.28
                                                          ============     =============  =============  =============  ===========

Total Return                                                     26.84%            37.55%         (3.78%)        20.79%        9.52%

Ratios (to average daily net assets)/Supplemental Data:
    Expenses (1) **                                               0.71%             0.69%          0.70%          0.80%        0.00%
    Net investment income **                                      1.53%             2.05%          1.55%          1.29%        2.52%

    Portfolio turnover (2)                                          41%              159%           182%           192%          92%
    Average broker commission rate (2)                    $     0.0499                                                  $

Net assets, end of period (000's omitted)                 $    105,855     $      88,532  $      86,591  $      72,916  $    14,679

 *  Audited by other auditors.
**  For the year ended December 31, 1996 and the two year period ended December 31, 1993, the investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

    Net investment income per share                        $   0.59                                            $  0.47        $ 0.34
    Ratios (to average daily net assets):
      Expenses (1)                                             0.72%                                              0.97%        1.00%
      Net Investment income                                    1.52%                                              1.12%        1.52%

    (1Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996
    (2Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities.  The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are shown in the Portfolio's financial statements which are included elsewhere in this report.

                           Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Fund (the "Fund") is a separate diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.  Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.  Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

     C.  Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all the investors in the Portfolio.

(2) ....Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3) ....Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.50% of the Fund's average daily net assets. SA&W has voluntarily agreed to limit the aggregate annual operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.71% of the Fund's average daily net assets for the year ended December 31, 1996. SA&W voluntarily waived $12,085 of its investment advisory fee for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than purchased option transactions and short-term obligations, were as follows:

                                       Purchases             Sales

Investments                             $38,138,153          $37,334,991
                                  ==================   ==================



(5) ....Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $113,559,410 and $25,080,761, respectively.

(6) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended            Year Ended
                                                                           December 31, 1996     December 31, 1995
                                                                         ---------------------------------------------

Shares sold                                                                         561,325                   932,595
Shares issued to shareholders in payment of distributions declared                  325,504                   294,939
Shares redeemed                                                                    (701,269)               (1,705,536)
                                                                         -------------------   -----------------------
      Net increase (decrease)                                                       185,560                  (478,002)
                                                                         ===================   =======================


                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Equity Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Equity Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, changes in the net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Equity Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Equities - 97.8%
-------------------------------------------------------------------------

Basic Industry - 5.7%
-------------------------------------------------------------------------
Avery-Dennison Corp.                                                                                       44,400          1,570,650
Bemis Co                                                                                                   14,800            545,750
Cleveland-Cliffs Inc.                                                                                       7,700            349,388
Dexter Corp.                                                                                               15,500            494,063
Morton International Inc.                                                                                  12,200            497,150
Oakwood Homes Corp.                                                                                        22,100            505,538
Potash Corp. of Saskatchewan                                                                                7,000            595,000
PPG Industries Inc.                                                                                        18,100          1,015,863
Southdown Inc.                                                                                             15,600            485,550
                                                                                                                    ----------------
                                                                                                                           6,058,952
                                                                                                                    ----------------
Capital Goods - 10.6%
-------------------------------------------------------------------------
Case Corp.                                                                                                 12,300            670,350
Caterpiller Tractor Inc.                                                                                    9,700            729,925
Crane Company                                                                                              16,200            469,800
Deere & Co.                                                                                                28,600          1,161,875
Dover Corp.                                                                                                 9,600            482,400
Duriron Inc.                                                                                               12,100            328,213
Harnischfeger Industries Inc.                                                                               9,700            466,813
Ingersoll Rand Co                                                                                          21,400            952,300
JLG Industries Inc                                                                                         30,600            489,600
McDonnell Douglas Corp.                                                                                    32,400          2,073,600
Timken Co.                                                                                                 15,900            729,413
Trinity Industries                                                                                         13,200            495,000
United Technologies Corp.                                                                                  34,000          2,244,000
                                                                                                                    ----------------
                                                                                                                          11,293,289
                                                                                                                    ----------------
Consumer Cyclical - 13.2%
-------------------------------------------------------------------------
AMR Corp.*                                                                                                 10,000            881,250
Black & Decker Corp.                                                                                       32,600            982,075
Carnival Corp.                                                                                             55,400          1,828,200
Chrysler Corp.                                                                                             65,700          2,168,100
Claire's Stores Inc.                                                                                       32,900            427,700
Dayton-Hudson Corp.                                                                                        27,600          1,083,300
Jones Apparel Group Inc.*                                                                                  50,800          1,898,650

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Consumer Cyclical - (continued)
-------------------------------------------------------------------------
Leggett & Platt Inc.                                                                                       21,500            744,425
Price/Costco Inc.*                                                                                         21,300            535,163
Ross Stores Inc.                                                                                           23,200          1,160,000
TJX Companies Inc.                                                                                         13,100            620,613
UAL Corp.*                                                                                                 27,700          1,731,250
                                                                                                                    ----------------
                                                                                                                          14,060,726
                                                                                                                    ----------------
Consumer Stable - 14.4%
-------------------------------------------------------------------------
Alberto Culver Company, Class B                                                                            10,700            513,600
American Stores Co                                                                                         23,500            960,563
Conagra Inc.                                                                                               29,500          1,467,625
Dean Foods Company                                                                                         17,500            564,375
Eastman Kodak Company                                                                                      18,400          1,476,600
First Brands Corp.                                                                                         27,100            768,963
Food Lion Inc.                                                                                             86,800            849,008
Great Atlantic & Pacific Tea Co                                                                            14,600            465,375
Kingworld Productions Inc.*                                                                                33,600          1,239,000
Omnicom Group                                                                                              21,500            983,625
Philip Morris Companies, Inc.                                                                              15,500          1,745,688
Safeway Inc.*                                                                                              25,200          1,077,300
Universal Foods Corp                                                                                       16,500            581,625
Wallace Computer Services                                                                                  60,000          2,070,000
Washington Post Co.                                                                                         1,400            469,175
                                                                                                                    ----------------
                                                                                                                          15,232,522
                                                                                                                    ----------------
Energy - 9.4%
-------------------------------------------------------------------------
Atlantic Richfield Co.                                                                                      5,700            755,250
British Petroleum Plc                                                                                      23,684          3,348,395
Camco International Inc.                                                                                   12,600            581,175
Phillips Petroleum Co.                                                                                     36,100          1,597,425
Reading & Bates Corp.*                                                                                     17,000            450,500
Texaco Inc.                                                                                                24,400          2,394,250
Unocal Corp.                                                                                               20,500            832,813
                                                                                                                    ----------------
                                                                                                                           9,959,808
                                                                                                                    ----------------
Financial - 13.4%
-------------------------------------------------------------------------
American Bankers Insurance Group                                                                           21,900          1,119,638
BankAmerica Corp.                                                                                          10,400          1,037,400
Cigna Corp.                                                                                                14,800          2,022,050
Comerica Inc.                                                                                              23,700          1,241,288
Conseco Inc.                                                                                               18,400          1,173,000
First Chicago NBD Corp                                                                                      9,200            494,500

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Financial - (continued)
-------------------------------------------------------------------------
First Union Corp (N.E.)                                                                                    17,000          1,258,000
Mercantile Bankshares                                                                                      16,600            531,200
Old Republic International Corp.                                                                           17,000            454,750
Regions Financial Corp.                                                                                    19,000            982,063
Reliastar Financial Corp.                                                                                  22,200          1,282,050
Southtrust Corp.                                                                                           28,100            979,988
Travelers Group Inc.                                                                                       34,700          1,574,513
                                                                                                                    ----------------
                                                                                                                          14,150,440
                                                                                                                    ----------------
Health Care - 9.7%
-------------------------------------------------------------------------
Abbott Laboratories                                                                                        24,100          1,223,075
Amgen Inc.*                                                                                                12,800            696,000
Beckman Instruments Inc.                                                                                   11,000            422,125
Bristol-Myers Squibb Co                                                                                    19,300          2,098,875
Coherent Inc.*                                                                                             24,300          1,026,675
Lincare Holdings Inc.*                                                                                     25,700          1,053,700
Merck & Co. Inc.                                                                                           13,400          1,061,950
Schering-Plough Corp.                                                                                      23,200          1,502,200
Sybron International Corp*                                                                                 17,400            574,200
Watson Pharmaceutical Inc.*                                                                                14,700            660,581
                                                                                                                    ----------------
                                                                                                                          10,319,381
                                                                                                                    ----------------
Reits - 2.2%
-------------------------------------------------------------------------
Beacon Properties Corp.                                                                                    16,700            611,638
General Growth Properties                                                                                  15,900            512,775
Patriot American Hospitality                                                                               11,700            504,563
Starwood Lodging Trust                                                                                     13,000            716,625
                                                                                                                    ----------------
                                                                                                                           2,345,601
                                                                                                                    ----------------
Technology - 11.4%
-------------------------------------------------------------------------
Advanced Technology Labs Inc.*                                                                             17,800            551,800
Belden Inc.                                                                                                 9,700            358,900
Cadence Design Systems Inc*                                                                                20,600            818,850
Compaq Computer*                                                                                            9,700            720,225
Computer Associates Intl Inc.                                                                              22,400          1,114,400
Dell Computer Corp.*                                                                                       21,000          1,115,625
Harris Corp.Inc.                                                                                           25,600          1,756,800
Intel Corp.                                                                                                15,400          2,016,438
Raychem Corp.                                                                                              12,900          1,033,613
Sci Sys Inc.*                                                                                              17,200            767,550
Storage Technology Corp.*                                                                                  20,800            990,600
Sun Microsystems Corp.*                                                                                    35,200            904,200
                                                                                                                    ----------------
                                                                                                                          12,149,001
                                                                                                                    ----------------

                                                                                                                          Value
Security                                                                     Rate        Maturity       Shares          (Note 1A)
-------------------------------------------------------------------------   -------      --------- ---------------  ----------------

Utilities - 7.8%
-------------------------------------------------------------------------
Ameritech Corp.                                                                                            32,100          1,946,063
Bellsouth Corp                                                                                             25,800          1,041,675
CMS Energy Corp.                                                                                           26,900            904,513
DQE Inc.                                                                                                   20,550            595,950
DTE Energy Company                                                                                         23,900            773,763
FPL Group Inc.                                                                                             17,000            782,000
Nynex Corp                                                                                                 22,800          1,097,250
Panenergy Corp.                                                                                            26,300          1,183,500
                                                                                                                    ----------------
                                                                                                                           8,324,714
                                                                                                                    ----------------
Total Equities (Cost $86,830,426)                                                                                        103,894,434
                                                                                                                    ----------------

Short-Term Investments - 2.1%
-------------------------------------------------------------------------

Repurchase Agreements - 2.0%
-------------------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $2,108,307 (Collateralized by                                                   Par
FNMA FNARM with a rate of 6.084% and a maturity date of                                                 Value
                                                                                                     -------------
12/01/35 with a market value of $2,149,790.                                                             2,107,637          2,107,637
                                                                                                                    ----------------

U.S. Government Agency - 0.1%
-------------------------------------------------------------------------
FNMA **                                                                          5.40%   1/17/1997        150,000            149,348
                                                                                                                    ----------------

Total Short-Term Investments (Cost $2,256,985)                                                                             2,256,985
                                                                                                                    ----------------

Total INVESTMENTS  (Cost $89,087,411) - 99.9%                                                                            106,151,419

Other Assets less Liabilities - 0.1%                                                                                         126,215
                                                                                                                    ----------------

NET ASSETS - 100.0%                                                                                                      106,277,634
                                                                                                                    ================

Notes to the Schedule of Investments:

*      Non-income producing security.
**    Denotes all or part of security is pledged as collateral for margin deposits (Note 5)

FNMA - Federal National Mortgage Association
FNARM - FNMA Adjustable Rate Mortgage

                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996



Assets:
     Investments, at value (Note 1A) (identified cost, $89,087,411)                               $     106,151,419
     Interest and dividends receivable                                                                      219,299
     Deferred organizational costs (Note 1E)                                                                 85,593
                                                                                                    ----------------
        Total assets                                                                                    106,456,311


Liabilities:
     Payable for daily variation margin on open
        financial futures contracts (Note 5)                                   $        99,571
     Payable to investment adviser (Note 1E)                                            40,912
     Accrued trustee fees                                                                  582
     Accrued expenses and other liabilities                                             37,612
                                                                                 --------------
        Total liabilities                                                                                   178,677
                                                                                                    ----------------


Net Assets (applicable to investors' beneficial interests)                                        $     106,277,634
                                                                                                    ================


                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income
        Interest Income                                                                                 $        117,893
        Dividend income (net of withholding tax of $1,452)                                                     1,453,074
                                                                                                          ---------------
            Total income                                                                                       1,570,967

Expenses
        Investment advisory fee (Note 2)                                             $        345,301
        Custodian and accounting expenses                                                      81,888
        Legal and audit services                                                               23,672
        Amortization of organization expense (Note 1E)                                         10,067
        Trustee fees (Note 2)                                                                   2,459
        Miscellaneous                                                                          15,910
                                                                                       ---------------
            Total expenses                                                                                       479,297
                                                                                                          ---------------

                Net investment income (loss)                                                                   1,091,670
                                                                                                          ---------------

Realized and Unrealized Gain (Loss)
     Net realized gain (loss)
            Investment securities                                                          12,874,316
            Financial futures                                                                 428,300
                                                                                       ---------------
     Net realized gain (loss)                                                                                 13,302,616

     Change in unrealized appreciation (depreciation)
            Investment securities                                                           3,338,425
            Financial futures                                                                  66,274
                                                                                       ---------------
     Change in net unrealized appreciation (depreciation)                                                      3,404,699
                                                                                                          ---------------

            Net realized and unrealized gain (loss)                                                           16,707,315
                                                                                                          ---------------

                Net increase (decrease) in net assets from operations                                   $     17,798,985
                                                                                                          ===============





                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                     $       1,091,670
        Net realized gain (loss)                                                                                13,302,616
        Change in net unrealized appreciation (depreciation)                                                     3,404,699
                                                                                                           ----------------
            Net increase (decrease) in net assets from operations                                               17,798,985
                                                                                                           ----------------


     Capital transactions
        Assets contributed by Standish Equity Fund at commencement
        (including unrealized gain of $13,669,897)                                                              97,994,616
        Contributions                                                                                           15,564,794
        Withdrawals                                                                                            (25,080,761)
                                                                                                           ----------------
         Increase in net assets resulting from capital transactions                                             88,478,649
                                                                                                           ----------------

            Total increase (decrease) in net assets                                                            106,277,634

Net Assets
     At beginning of period                                                                                            ---
                                                                                                           ----------------

     At end of period                                                                                    $     106,277,634
                                                                                                           ================


                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                               Supplementary Data
                       Statement of Changes in Net Assets
             For the Period May 3, 1996 (commencement of operations)
                            through December 31, 1996



Ratios (to average daily net assets):
     Expenses                                          0.69  %  *
     Net investment income                             1.58  %  *


Portfolio Turnover                                       78  %

Average broker commission per share           $       0.048(1)

*    Annualized

(1) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

                           Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish,  Ayer & Wood Master  Portfolio  (the  "Portfolio  Trust") was
         organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Portfolio Series (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.  Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.  Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.  Securities transaction and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D.  Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.  Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001. These costs were paid for by the investment adviser and will be reimbursed by the portfolio.

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from SA&W . Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                           Purchases              Sales

Investments                 $75,936,681          $81,731,354
                      ==================   ==================



(4) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                             $89,104,533


Gross unrealized appreciation                               $17,849,184
Gross unrealized depreciation                                  (802,298)
                                                     -------------------
      Net unrealized appreciation                           $17,046,886
                                                     ===================




(5) ....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Portfolio's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into the following transactions during the period May 3, 1996 through December 31, 1996:

                                       # of Contracts               Premiums
                                       --------------               --------
Written Calls

Outstanding, Beginning of Period                   0                        $0
Options Written                                    1                    27,974
Options Exercised                                  0                         0
Options Expired                                    0                         0
Options Closed                                    (1)                  (27,974)
                                  -------------------       -------------------
Outstanding, End of Period                         0                        $0
                                  -------------------       -------------------


         Futures Contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1996, the Portfolio had entered into the following financial futures contracts:

                                                Expiration                   Underlying Face              Unrealized
          Contract                   Position      Date                      Amount at Value              Gain/(Loss)
-----------------------------      -------------------------       ------------------------------------  --------------

S+P 500 (5 Contracts)               Long         03/21/97                                   $1,861,250         $10,588
                                                                   ====================================  ==============




         At December 31, 1996,  the Portfolio  had  segregated  sufficient  cash
         and/or  securities  to  cover  margin   requirements  on  open  futures
         contracts.

                           Independent Auditor's Report



To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Equity Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Equity Portfolio, including the portfolio of investments as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Equity Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                    Financial Statements for the Year Ended
                               December 31, 1996

                     Standish, Ayer & Wood Investment Trust

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                             Management Discussion

The international equity markets did not provide as exciting returns for US investors in 1996 as did our domestic market. The return of the MSCI EAFE was 6.04%. The Standish International Equity Fund return was 7.44% while its benchmark, which changed back from EAFE GDP in December to EAFE, was 7.24%. The fund was ahead of its benchmark for virtually the entire year but gave up much of its incremental return in the second half due to negative experience in emerging markets.

For the year, there were fairly attractive gains in many foreign markets, with twelve of the twenty EAFE markets providing returns in excess of 20% in local currencies. In fact, the strong US return placed it below median in local market returns of countries in the MSCI World Index. Unfortunately, Japan--with the largest weighting in EAFE--was a notable exception, off 4.9% for the year in local terms. The dollar strengthened against most currencies, increasing 4.7% against an EAFE-weighted basket of currencies.

The fund had most of the extremes--best and worst markets--correctly positioned in 1996, as we were overweight Spain--the strongest market in the index--and underweight Singapore and Switzerland--two of the weakest markets-- for virtually the entire year. Our largest overweights for the year were in Scandinavia, especially Finland (up 33.9% in dollar terms) and Norway (up 28.6% in dollar terms). Our largest underweights besides Switzerland were in Germany and the United Kingdom which were up mid-teens in local terms.

Our Japanese weighting during the course of the year averaged out to a very slight overweight. Even this small overweight hurt performance against our benchmark and in comparison with other managers, who were generally underweighted. Most price multiples in Japan are at relatively low historical levels and earnings are growing. Meanwhile, ten-year bond yields are at 2.6%.

Emerging markets performed relatively well in the first half of 1996, and the fund benefited from its position in emerging markets, which averaged returns of approximately 15% in the first half. Performance reversed in the second half of 1996, resulting in a return for the year of only 3.9%, even lower than that of EAFE. We had reduced our position in emerging markets to less than 5% of the fund by year end, but the decline in return of this area had an adverse impact on the fund return in the latter half of the year.

In December we began implementing some exciting enhancements to the fund. We began using active stock selection techniques which we believe will add value within markets. These techniques are similar to those used by Standish in our core equity fund and are based on investment models developed during twelve years of experience managing international equity portfolios. We will be focusing on stocks that have attractive valuation (i.e. low price multiples relative to history) and improving growth prospects. The other significant change, alluded to in the first paragraph, is the reversion to use of cap-weighted EAFE as our benchmark. Cap-weighted EAFE rather than GDP EAFE is the industry standard and was the fund's benchmark from 1988 until 1995. The discontinuities of the GDP weighted benchmark and its lack of connection to liquidity considerations make it too cumbersome for continued use.

Finally, we would like to thank all of our shareholders for your continued support. We are working diligently to earn and reward that support in 1997.


Remi Browne

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

       Comparison of Change in Value of $100,000 Investments in Standish
        International Equity Fund, the EAFE GDP Index and the EAFE Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish International Equity Fund compared with the EAFE GDP Index and the EAFE Index for the period December 8, 1988 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.


                     Standish, Ayer & Wood Investment Trust
                    Standish International Equity Fund Series

                            Portfolio of Investments
                                December 31, 1996

                                                                                           Value
Security                                                                Shares           (Note 1A)
---------------------------------                                  ---------------  -----------------

Equities - 96.6%
---------------------------------

Austria - 3.4%
---------------------------------
BWT STAMM                                                                   2,200    $       227,439
Creditanstalt-Bankverein                                                    7,800            528,215
Creditanstalt-Bkverein:Vorzug                                               1,500             69,290
Ea-Generali AG                                                                500            147,820
Oemv AG *                                                                   3,300            372,256
Radex-Heraklith Indust. AG                                                  9,200            291,537
                                                                                    ---
                                                                                       --------------
                                                                                           1,636,557
                                                                                    -----------------
Belgium - 3.0%
---------------------------------
Almanij                                                                       800            262,212
Banque Bruxelles Lampert SA *                                               1,200            254,523
Electrabel SA                                                               1,000            236,685
Groupe Bruxelles Lambert SA *                                               1,800            231,737
Petrofina SA                                                                  800            254,649
Tessenderlo Chemie                                                            400            171,762
                                                                                    ---
                                                                                       --------------
                                                                                           1,411,568
                                                                                    -----------------
Denmark - 3.6%
---------------------------------
Danisco As                                                                  3,569            216,879
Den Danske Bank                                                             4,165            335,813
DFDS A/S                                                                      350            258,432
FLS Industries As Cl B                                                      1,559            199,794
Novo-Nordisk As                                                             1,803            339,709
Tele Danmark Cl B                                                           6,566            362,221
                                                                                    ---
                                                                                       --------------
                                                                                           1,712,848
                                                                                    -----------------
Finland - 2.0%
---------------------------------
Nokia Corp. ADR A                                                           7,000            402,500
Pohjola Insurance Company, Class A                                          7,400            172,101
Upm-Kymmeme                                                                 9,440            198,000
Valmet Cl A                                                                10,000            174,752
                                                                                    ---
                                                                                       --------------
                                                                                             947,353
                                                                                    -----------------
France - 3.0%
---------------------------------
Banque National De Paris                                                    4,900            189,531
Bertrand Faure                                                              4,800            186,859
Casino French Ord                                                           3,500            162,882
CGIP                                                                          500            137,821



                                                                                           Value
Security                                                                Shares           (Note 1A)
---------------------------------                                  ---------------  -----------------

France - (continued)
---------------------------------
Elf Gabon SA                                                                  900    $       229,702
ERAMET SLN                                                                  1,900             99,547
Europe 1 Communication                                                        700            148,319
SEITA                                                                       6,500            271,694
                                                                                    ---
                                                                                       --------------
                                                                                           1,426,355
                                                                                    -----------------
Germany - 5.3%
---------------------------------
Commerzbank AG                                                             17,700            449,250
Heidelberger Zement AG *                                                    5,700            460,662
Kolbenschmidt AG  *                                                        30,700            422,486
Muenchener Rueckversicherungs-Gesellschaft AG                                 180            449,270
Puma AG                                                                    11,400            386,290
Viag AG                                                                       900            352,872
                                                                                    ---
                                                                                       --------------
                                                                                           2,520,830
                                                                                    -----------------
Hong Kong - 4.8%
---------------------------------
Elec & Eltek International                                              1,320,000            290,110
Great Eagle Holdings Ltd                                                  157,000            647,485
Guoco Group Ltd                                                            74,000            414,247
Harbour Centre Development                                                150,000            221,073
Hong Kong Telecom                                                          83,000            133,594
New Asia Realty & Trust Co., Class A                                       81,000            298,972
Swire Pacific Ltd., Class A                                                30,000            286,037
                                                                                    ---
                                                                                       --------------
                                                                                           2,291,518
                                                                                    -----------------
Ireland - 4.1%
---------------------------------
Allied Irish Banks PLC                                                     68,300            458,038
Avonmore Foods PLC, Class A                                                34,000            100,187
CRH PLC                                                                    12,100            122,841
CRH PLC                                                                    16,600            172,046
DCC PLC                                                                    22,300             97,434
Fii Fyffes PLC 1                                                          197,700            368,285
Hibernian Group PLC                                                        47,000            226,844
Smurfit (Jefferson) Group                                                 142,700            433,784
                                                                                    ---
                                                                                       --------------
                                                                                           1,979,459
                                                                                    -----------------
Italy - 4.8%
---------------------------------
Banca Popolare Di Milano                                                   58,000            294,162
Danieli & Company                                                          36,000            295,418
ENI SPA                                                                   101,000            518,830
Parmalat Finanziaria SPA                                                   76,000            116,076
Telecom Italia SPA                                                        228,000            591,389
Unipol-PTC Pfd                                                            222,000            453,061
                                                                                    ---
                                                                                       --------------
                                                                                           2,268,936
                                                                                    -----------------



                                                                                           Value
Security                                                                Shares           (Note 1A)
---------------------------------                                  ---------------  -----------------

Japan - 32.6%
---------------------------------
Ajinomoto Co Inc                                                           16,000    $       162,576
Aoyama Trading Company Ltd                                                 15,000            397,830
Asahi Glass Co Ltd                                                         31,000            290,967
Canon Inc.                                                                 17,000            374,752
Chugoku Bank Ltd                                                           27,000            395,247
Credit Saison                                                              24,000            535,262
Daikin Industries Ltd                                                      43,000            381,383
Fanuc Company                                                               9,000            287,523
Fuji Bank                                                                  25,000            363,816
Fuji Heavy Industry                                                        90,000            362,697
Fuji Photo Film                                                            10,000            328,942
Furukawa Company Ltd                                                      100,000            335,831
Hokkaido Electric Power                                                     8,000            157,065
Honda Motor Company Ltd                                                    10,000            285,025
Industrial Bank of Japan                                                   23,000            398,088
Japan Energy Corp                                                          88,000            238,698
Japan Radio                                                                37,000            395,074
Joyo Bank                                                                  56,000            336,588
Kawasaki Kisen Kaisha Ltd  *                                              200,000            454,663
Komori Corp.                                                               20,000            423,663
Kubota Corp.                                                               52,000            250,306
Kurabo Industries                                                         121,000            343,839
Kyushu Electric Power Company                                              20,000            387,497
Mitsubishi Gas Chemical Company                                           106,000            380,625
Mitsui Petrochemical                                                       57,000            294,498
Mochida Pharmaceutical                                                     37,000            356,841
NEC Corp.                                                                  13,000            156,721
Nippon Denso Corp.                                                         12,000            288,298
Nissan Fire & Marine Insurance                                             87,000            479,463
Nitto Boseki Company Ltd *                                                126,000            341,772
Ono Pharmaceutical                                                         17,000            505,037
Rinnai Corp                                                                13,000            260,828
Seventy Seven Bank  *                                                      43,000            351,761
Shionogi & Company                                                         49,000            348,945
Sumitomo Heavy Industries *                                                54,000            163,679
Sumitomo Warehouse                                                         89,000            448,334
Suzuki Motor Company Ltd                                                   40,000            365,108
Takashimaya Company                                                        39,000            466,804
Takeda Chemical Industries Ltd                                             13,000            272,023
Takuma Company                                                             25,000            273,400
Teijin Limited                                                             53,000            230,931



                                                                                           Value
Security                                                                Shares           (Note 1A)
---------------------------------                                  ---------------  -----------------

Japan - (continued)
---------------------------------
Tokyo Broadcasting                                                         34,000    $       518,212
Toshiba Tungaloy                                                           59,000            261,138
Toyo Suisan Kaisha Ltd                                                     37,000            369,586
Yamaguchi Bank                                                             25,000            365,969
Yodogawa Steel Works                                                       29,000            176,053
                                                                                    ---
                                                                                       --------------
                                                                                          15,563,358
                                                                                    -----------------
Malaysia - 4.3%
---------------------------------
Arab Malaysian Finance Berhad                                              48,000            256,532
Faber Group Berhad  *                                                     115,000            109,264
IGB Corporation                                                           140,000            155,740
Landmarks Berhad                                                          100,000            133,017
Malayan Cement Berhad                                                     105,000            241,093
Pan-Malaysian Cement Works                                                115,000            116,093
Renong Berhad                                                             144,000            255,392
Shell Refining Company Berhad                                              74,000            216,785
Systems Telekom Malaysia                                                   29,000            258,314
Tan Chong Motor Holdings Berhad                                           117,000            198,242
UMW Holdings Berhad                                                        27,000            126,128
                                                                                    ---
                                                                                       --------------
                                                                                           2,066,600
                                                                                    -----------------
Norway - 5.2%
---------------------------------
Den Norske Bank                                                            87,200            335,332
Elkem A/S, Series A *                                                      12,600            207,660
Kvaerner Cl B                                                               6,267            272,478
Leif Hoegh & Company                                                       13,000            265,264
Norsk Hydro                                                                14,379            780,903
Orkla As A-Aksjer *                                                         6,137            430,582
Saga Petroleum As Cl A                                                     12,300            206,577
                                                                                    ---
                                                                                       --------------
                                                                                           2,498,796
                                                                                    -----------------
Singapore - 2.0%
---------------------------------
Creative Technology Ltd  *                                                 16,000            166,857
Development Bank of Singapore                                              20,000            270,000
Hong Kong Land Holdings Ltd *                                              37,000            102,860
Mandarin Oriental                                                          93,000            131,130
Robinson & Co.                                                             31,000            125,107
Singapore Airlines Ltd.                                                     3,000             27,214
Singapore Telecom Ltd.                                                     58,000            136,714
                                                                                    ---
                                                                                       --------------
                                                                                             959,882
                                                                                    -----------------



                                                                                           Value
Security                                 Rate +      Maturity           Shares           (Note 1A)
---------------------------------   --------------   -----------   ---------------  -----------------

Spain - 2.1%
---------------------------------
Banco de Santander                                                          4,181    $       267,365
Grupo Anaya SA                                                              7,500            139,958
Iberdrola SA                                                               27,274            386,181
Telefonica Nacional de Espana                                               9,274            215,168
                                                                                    ---
                                                                                       --------------
                                                                                           1,008,672
                                                                                    -----------------
United Kingdom - 16.4%
---------------------------------
Arjo Wiggins Appleton PLC                                                 108,000            330,964
Bank of Scotland *                                                         74,000            390,199
British Petroleum Company PLC *                                            67,000            803,502
British Telecommunications PLC                                             45,000            304,308
Glaxo Wellcome PLC                                                         25,200            408,990
Great Portland Estates PLC                                                135,000            481,885
Guinness PLC                                                               47,000            369,330
Hazlewood Foods PLC                                                       192,000            350,070
Hepworth PLC                                                               69,000            299,454
HSBC Holdings PLC                                                          23,000            514,644
Royal & Sun Alliance Insurance Group                                       60,500            461,949
Scottish Hydro-Electric PLC                                                55,000            308,845
Scottish Power PLC                                                         51,500            311,233
Scottish Newcastle Breweries *                                             38,500            452,486
South West Water PLC                                                       47,500            490,360
Storehouse PLC                                                            101,000            446,978
Tesco PLC                                                                  72,500            440,626
Tomkins PLC                                                                71,000            328,190
Unigate PLC                                                                50,000            355,668
                                                                                    ---
                                                                                       --------------
                                                                                           7,849,681
                                                                                    -----------------
TOTAL Equities (Cost $45,007,533)                                                         46,142,413
                                                                                    -----------------

Short-Term Investments - 2.6%
---------------------------------
                                                                         Par
Federal Agency Discount Notes - 2.6%                                    Value
------------------------------------------------                     -------------
FHLB +                                        5.300% 3/12/1997     $      225,000            222,658
FNMA +                                        5.220% 1/16/1997          1,000,000            997,830
                                                                                    ---
                                                                                       --------------
TOTAL Short-Term Investments (Cost $1,220,506)                                             1,220,488
                                                                                    -----------------

TOTAL INVESTMENTS  (Cost $46,228,039) - 99.2%                                             47,362,901

Other Assets less Liabilities - 0.8%                                                         375,614
                                                                                    -----------------

NET ASSETS - 100.0%                                                                  $    47,738,515
                                                                                    =================

Notes to the Schedule of Investments:
*    Non-income producing security.
+    Rate noted is yield to maturity.
**  Denotes all or part of security pledged as a margin deposit (see Note 6)

FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association


                                    Standish, Ayer & Wood Investment Trust
                                      Standish International Equity Fund

                                      Statement of Assets and Liabilities
                                               December 31, 1996

Assets
    Investments, at value (Note 1A) (identified cost, $46,228,039)                                  $47,362,901
    Cash                                                                                                306,510
    Receivable for investments sold                                                                      10,701
    Interest and dividends receivable                                                                    47,153
    Net unrealized appreciation on forward foreign currency exchange contracts (Note 6)                 382,340
    Receivable for foreign dividend tax reclaims                                                         97,316
    Receivable from Investment Adviser (Note 2)                                                           3,269
                                                                                               -----------------
       Total assets                                                                                  48,210,190

Liabilities
    Distribution payable                                                           $252,106
    Unrealized depreciation on forward foreign currency exchange contracts (Note 6) 186,398
    Payable for daily variation margin on financial futures contracts (Note 6)        2,799
    Accrued trustee fees (Note 2)                                                       318
    Accrued expenses and other liabilities                                           30,054
                                                                           -----------------

       Total liabilities                                                                                471,675
                                                                                               -----------------

Net Assets                                                                                          $47,738,515
                                                                                               =================

Net Assets consist of
    Paid-in capital                                                                                 $43,985,314
    Undistributed net investment income                                                                   8,961
    Accumulated undistributed net realized gain (loss)                                                2,408,548
    Net unrealized appreciation (depreciation)                                                        1,335,692
                                                                                               -----------------

       Total Net Assets                                                                             $47,738,515
                                                                                               =================

Shares of beneficial interest outstanding                                                             2,053,669
                                                                                               =================

Net asset value, offering price, and redemption price per share                                             $23.25
                                                                                               =================
    (Net assets/Shares outstanding)






                   The accompanying notes are an integral part of the financial statements.


                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                             Statement of Operations
                          Year Ended December 31, 1996

Investment income
    Dividend income (net of foreign withholding taxes of $90,911)                                      $771,708
    Interest income                                                                                     403,047
                                                                                               -----------------

         Total income                                                                                 1,174,755

Expenses
    Investment advisory fee (Note 2)                                               $410,099
    Accounting and transfer agent fees                                               98,176
    Custody fees                                                                     85,628
    Audit services                                                                   35,184
    Legal fees                                                                       11,762
    Registration costs                                                                8,866
    Insurance expense                                                                 2,683
    Trustee fees (Note 2)                                                             1,955
    Miscellaneous                                                                     2,819
                                                                           -----------------

         Total expenses                                                             657,172

Deduct:
    Waiver of investment advisory fee (Note 2)                                     (402,258)
                                                                           -----------------

    Net expenses                                                                                        254,914
                                                                                               -----------------

            Net investment income                                                                       919,841
                                                                                               -----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
         Investment securities                                                    3,795,947
         Financial futures contracts                                                744,905
         Foreign currency and forward foreign exchange contracts                    (20,322)
                                                                           -----------------

            Net realized gain (loss)                                                                  4,520,530

    Change in net unrealized appreciation (depreciation)
         Investment securities                                                   (1,582,054)
         Financial futures contracts                                               (195,226)
         Translation of assets and liabilities in foreign currencies
           and forward foreign exchange contracts                                   264,316
                                                                           -----------------

            Change in net unrealized appreciation (depreciation)                                     (1,512,964)
                                                                                               -----------------

            Net realized and unrealized gain (loss)                                                   3,007,566
                                                                                               -----------------

            Net increase (decrease) in net assets from operations                                    $3,927,407
                                                                                               =================




                   The accompanying notes are an integral part of the financial statements.



                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                       Statements of Changes in Net Assets

                                                                             Year Ended           Year Ended
                                                                            December 31,         December 31,
                                                                                1996                 1995
                                                                          ------------------   -----------------
Increase (decrease) in Net Assets

    From operations
       Net investment income                                                       $919,841          $1,535,925
       Net realized gain (loss)                                                   4,520,530             555,805
       Change in net unrealized appreciation (depreciation)                      (1,512,964)         (1,331,247)
                                                                          ------------------   -----------------

         Net increase (decrease) in net assets from operations                    3,927,407             760,483
                                                                          ------------------   -----------------

    Distributions to shareholders
       From net investment income                                                  (993,584)                ---
       From net realized gains on investments                                    (2,991,390)           (293,380)
                                                                          ------------------   -----------------

         Total distributions to shareholders                                     (3,984,974)           (293,380)
                                                                          ------------------   -----------------

    Fund share (principal) transactions (Note 4)
       Net proceeds from sale of shares                                           3,568,994          12,167,766
       Net asset value of shares issued to shareholders in
         payment of distributions declared                                        3,425,523             272,750
       Cost of shares redeemed                                                  (18,671,701)        (57,868,870)
                                                                          ------------------   -----------------

         Increase (decrease) in net assets from Fund share transactions         (11,677,184)        (45,428,354)
                                                                          ------------------   -----------------

         Net increase (decrease) in net assets                                  (11,734,751)        (44,961,251)

Net assets

    At beginning of period                                                       59,473,266         104,434,517
                                                                          ------------------   -----------------

    At end of period (including undistributed net investment income of  $8,961 and $103,026, at December 31, 1996 and
       1995, respectively)                                                      $47,738,515         $59,473,266
                                                                          ==================   =================








    The accompanying notes are an integral part of the financial statements.



                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                              Financial Highlights

                                                                                     Year ended December 31,
                                                          ----------------------------------------------------------
                                                            1996          1995       1994        1993      1992*
                                                          ----------    ---------- ----------  --------- ----------

    Net asset value - beginning of period                   $23.54        $23.12     $26.74     $19.78     $22.20
                                                          ----------    ---------- ----------  --------- ----------

    Income from investment operations
       Net investment income                                  0.47          0.04       0.21       0.26       0.26
       Net realized and unrealized gain (loss)                1.28          0.45      (2.08)      7.29      (2.47)
                                                          ----------    ---------- ----------  --------- ----------

    Total from investment operations                          1.75          0.49      (1.87)      7.55      (2.21)
                                                          ----------    ---------- ----------  --------- ----------

    Less distributions declared to shareholders
       From net investment income                            (0.51)       ---         (0.12)     (0.23)     (0.21)
       In excess of net investment income                   ---           ---        ---         (0.36)    ---
       From net realized gains on investments                (1.53)        (0.07)     (1.63)    ---        ---
                                                          ----------    ---------- ----------  --------- ----------

    Total distributions declared to shareholders             (2.04)        (0.07)     (1.75)     (0.59)     (0.21)
                                                          ----------    ---------- ----------  --------- ----------

       Net asset value - end of period                      $23.25        $23.54     $23.12     $26.74     $19.78
                                                          ==========    ========== ==========  ========= ==========

Total return                                                  7.44%         2.14%     (6.99%)    38.27%     (9.95%)

Net assets at end of period (000 omitted)                   47,739        59,473    104,435     92,419     56,539

Ratios (to average daily net assets)/Supplemental Data
    Expenses                                                  0.50**         1.22%      1.23%      1.34%      1.53%
    Net investment income                                     1.80**         1.76%      1.52%      1.09%      1.18%

Portfolio turnover                                          163%          108%        75%        98%        98%

Average Broker Commission per share                          $0.0092(1)


*   Audited by other auditors

(1) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

**  The investment adviser voluntarily waived a portion of its investment advisory fee.
    Had this action not been undertaken, the net investment income per share and the ratios would have been:


       Net investment income per share                              $0.27
       Ratios (to average daily net assets)
             Expenses                                                1.29%
             Net investment income                                   1.01%



The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Equity Fund ("The Fund") is a separate, diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short - term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short - term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D. .Foreign currency transactions--
         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. .Distributions to shareholders--
         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company L.P. (SIMCO), for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. SIMCO has voluntarily agreed to limit total Fund operating expenses to 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1996. For the year ended December 31, 1996, SIMCO voluntarily waived a portion of its investment advising fee in the amount of $402,258. The Fund pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Fund from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO.

(3) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                  Purchases                Sales


Non-U.S. Government securities             $50,287,925            $58,275,201
                                  =====================   ====================

U.S. Government securities                 $23,042,519            $26,292,529
                                  =====================   ====================


(4) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                   Year Ended             Year Ended
                                                     December 31,           December 31,
                                                         1996                   1995
                                                 ---------------------   --------------------

Shares sold                                                   147,664                535,762
Shares issued to shareholders in
     payment of distributions declared                        144,612                 12,155
Shares redeemed                                              (764,772)            (2,539,577)
                                                 ---------------------   --------------------

Net increase (decrease)                                      (472,496)            (1,991,660)
                                                 =====================   ====================





(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $46,247,098


Gross unrealized appreciation                                $2,608,342
Gross unrealized depreciation                                (1,492,539)
                                                   ---------------------

Net unrealized appreciation (depreciation)                   $1,115,803
                                                   =====================

(6) ....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

         Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Net Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. During 1996, the Fund had no written option transactions, nor were there any open written option contracts at December 31, 1996.

 .........Forward currency exchange contracts--
         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

         At December 31, 1996, the Fund held the following forward foreign currency exchange contracts:


                                                                                                  U.S. $
                                 Local                                          U.S. $          Unrealized
                               Principal        Contract       U.S. $          Aggregate       Appreciation/
Contracts to Receive             Amount        Value Date   Market Value      Face Amount     (Depreciation)
-------------------------   -----------------  ----------- ---------------- ---------------- ------------------

British Pound Sterling             4,074,592    1/10/97         $6,974,210       $6,635,507           $338,703
Italian Lira                   5,721,000,000     1/2/97          3,765,859        3,728,025             37,834
Japanese Yen                      26,462,154    1/16/97            228,396          240,128            (11,732)
                                                           ---------------- ---------------- ------------------

                                                               $10,968,465      $10,603,660           $364,805
                                                           ================ ================ ==================

                                                                                                  U.S. $
                                 Local                                          U.S. $          Unrealized
                               Principal        Contract       U.S. $          Aggregate       Appreciation/
Contracts to Deliver             Amount        Value Date   Market Value      Face Amount     (Depreciation)
-------------------------   -----------------  ----------- ---------------- ---------------- ------------------

British Pound Sterling             4,070,000    1/10/97         $6,966,348       $6,811,552          ($154,796)
Italian Lira                   5,721,000,000     1/2/97          3,765,859        3,745,989            (19,870)
Japanese Yen                      26,462,154    1/16/97            228,396          234,199              5,803
                                                           ---------------- ---------------- ------------------

                                                               $10,960,603      $10,791,740          ($168,863)
                                                           ================ ================ ==================

 .........Futures contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies.

         At December 31, 1996, the Fund held the following  futures contracts:

                                                                                          Unrealized
                                                        Expiration     Underlying Face   Appreciation/
             Contract                   Position           Date        Amount at Value  (Depreciation)
-----------------------------------  ---------------  ---------------- ---------------------------------

Topix Futures (6 contracts)               Long            3/19/97             $774,637          ($1,136)
FTSE 100 Futures (2 contracts)            Long            3/19/97              342,525            1,189
CAC 40 Index Future (2 contracts)         Long            3/19/97              175,054            2,605
DAX Futures (1 contracts)                 Long            3/19/97              185,546            1,336
                                                                       ---------------- ----------------

                                                                            $1,477,762           $3,994
                                                                       ================ ================

         At December 31, 1996, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

         Interest rate swap contracts--

         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. During 1996, the Fund had no interest rate swap contract transactions. At December 31, 1996, the Fund had no open interest rate swap contracts.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.



Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

                 This  Report  is  submitted  for  the  general  information  of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Small capitalization stocks finished 1996 with a short, recovery rally, and small cap stocks enjoyed a successful year on an absolute basis. The Standish Small Capitalization Equity Fund net asset value (NAV) at December 31, 1996 was $ 52.96. Total return for the Fund was 17.36%, while the Russell 2000 Index of Smaller Companies increased 16.53%.

The most notable characteristics of the small cap equity market in 1996 were: 1) small caps underperformed large cap stocks significantly, a third consecutive year of underperformance; 2) the cap effect was very dramatic within the small cap sector, with smaller caps underperforming large small caps; 3) the year saw a surge in issuance of new stock by small companies, offset by strong mutual fund inflows for much of the year, although overwhelming investors' capacity toward the end of the year; 4) sector strength was led by energy and financial stocks, with health care very weak and technology strengthening only late in the year; and 5) earnings momentum and earnings quality for small cap stocks were both weak compared to large cap stocks.

The Standish Small Capitalization Equity Fund is aggressively oriented toward small high growth companies. In selecting companies in which to invest, the emphasis is on strong financial and business positioning, moderate earnings valuations, and high, sustainable earnings growth. This approach leads to above average weightings in the high growth sectors of the economy, which include healthcare, technology, and business services. In 1996 the healthcare sector posted very weak returns, while business services and technology returns were similar to the Russell 2000. Energy and finance, the two strongest performing sectors in 1996, as well as capital goods, afford few high growth investment opportunities; these sectors were underweighted in the fund. Finally, the fund suffered from being in the low end of capitalization within small caps. We are pleased that despite these impediments, the fund's return was in excess of its benchmark for the year.

During the year the fund was always fully invested, which occasionally involved the use of Russell 2000 or S&P Midcap Futures. Investment in foreign securities (including American Depository Receipts) did not approach 5% of the fund assets at any point in 1996, and it is not expected that such investments, which are limited to 15% of assets, will be used more broadly in the future.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Small Capitalization Equity Fund have been invested in a "Portfolio," having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

The  Standish  Small  Capitalization  Equity  Fund  closed to new  investors  on
December 20, 1996, although it remains open to additional investments from existing shareholders. Its discipline had reached over $500 million in assets managed by Standish, Ayer & Wood. The Standish Small Capitalization Fund II opened on December 20, 1996. This fund will be buying stocks in the $400 million to $1 billion market capitalization range.

Management continues to be committed to investing in high quality, high growth companies with superb business positions, proven managements, and moderate price earnings ratios. While the target market cap range of $250 million to $350 million has not been a lead area for market returns in the past two years, it is an excellent area to find companies early in the power growth part of their lifecycle, and we remain enthusiastic about investing in that part of the market. We will continue to use this approach to guide the investments made by the fund in the future. We sincerely appreciate your continued support and interest in the Standish Small Capitalization Equity Fund.





Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

             Comparison of Change in Value of $100,000 Investment in
  Standish Small Capitalization Equity Fund, the S&P 500 Index, and the Russell
                                   2000 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Small Capitalization Equity Fund compared with the S&P 500 Index and the Russell 2000 Index for the period September 1, 1990 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish Small Capitalization Equity Portfolio (Portfolio), at value (Note 1A)        $    246,652,321
     Receivable for Fund shares sold                                                                               43,945
     Other assets                                                                                                   5,407
                                                                                                           ---------------
        Total assets                                                                                          246,701,673

Liabilities:
     Distribution payable                                                            $      2,546,692
     Accrued expenses and other liabilities                                                    24,143
                                                                                       ---------------
        Total liabilities                                                                                       2,570,835
                                                                                                           ---------------

Net Assets                                                                                               $    244,130,838
                                                                                                           ===============

Net Assets consist of:
     Paid-in capital                                                                                     $    207,857,565
     Accumulated net realized gain (loss)                                                                       3,952,719
     Net unrealized appreciation (depreciation)                                                                32,320,554
                                                                                                           ===============
        Total                                                                                            $    244,130,838
                                                                                                           ===============

Shares of beneficial interest outstanding                                                                       4,609,813
                                                                                                           ===============

Net asset value, offering price and redemption price per share                                          $           52.96
                                                                                                           ===============
     (Net assets/Shares outstanding)



                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                             Statement of Operations
                      For the Year Ending December 31, 1996

Investment Income (Note 1B):
    Interest income                                                                                      $       108,348
    Dividend income                                                                                               89,921
    Interest income allocated from Portfolio                                                                     305,276
    Dividend income allocated from Portfolio                                                                     153,520
    Expenses allocated from Portfolio                                                                         (1,112,861)
                                                                                                           --------------
      Total income                                                                                              (455,796)

Expenses:
      Investment advisory fee (Note 3)                                               $        396,796
      Accounting, custody and transfer agent fees                                              76,102
      Trustee fees                                                                              4,679
      Legal and audit services                                                                 29,409
      Registration fees                                                                        11,758
      Miscellaneous                                                                            10,142
                                                                                       ---------------
        Total expenses                                                                        528,886
    Deduct:
      Waiver of investment advisory fee (Note 2)                                              (13,118)
                                                                                       ---------------

        Net expenses                                                                                             515,768
                                                                                                           --------------

           Net investment income (loss)                                                                         (971,564)
                                                                                                           --------------

Realized and Unrealized Gain (Loss):

    Net realized gain (loss) from:
           Investment securities transactions                                              15,760,827
           Financial futures                                                                   87,425
    Net realized gain (loss) from Portfolio on:
           Investment securities transactions                                              20,794,956
           Financial futures                                                                  717,750
                                                                                       ---------------
             Net realized gain (loss)                                                                         37,360,958

    Change in unrealized appreciation (depreciation):
           Investments securities                                                          20,543,632
           Financial futures                                                                   82,425
           From Portfolio                                                                 (23,038,475)
                                                                                       ---------------
             Net change in unrealized appreciation (depreciation)                                             (2,412,418)
                                                                                                           --------------
                                                                                                           --------------
             Net realized and unrealized gain (loss)                                                          34,948,540
                                                                                                           --------------
             Net increase (decrease) in net assets resulting from operations                             $    33,976,976
                                                                                                           ==============

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                       Statements of Changes in Net Assets


                                                                                          Year Ending              Year Ended
                                                                                       December 31, 1996        December 31, 1995
                                                                                     ----------------------   ----------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment loss                                                           $              (971,564) $              (436,289)
     Net realized gain (loss)                                                                   37,360,958               12,833,607
     Change in net unrealized appreciation (depreciation)                                       (2,412,418)              27,572,436
                                                                                     ----------------------
                                                                                                              ----------------------
        Net increase (decrease) in net assets from operations                                   33,976,976               39,969,754
                                                                                     ----------------------   ----------------------

Distributions to shareholders
     From net realized gains on investments                                                    (39,018,707)              (4,170,634)
                                                                                     ----------------------   ----------------------
        Total distributions to shareholders                                                    (39,018,707)              (4,170,634)
                                                                                     ----------------------   ----------------------

Fund share (principal) transactions, (Note 6)
     Net proceeds from sale of shares                                                           63,681,602               56,591,350
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                                    36,043,859                3,924,054
     Cost of shares redeemed                                                                   (31,022,858)             (23,435,868)
                                                                                     ----------------------
                                                                                                              ----------------------
Increase (decrease) in net assets from Fund share transactions                                  68,702,603               37,079,536
                                                                                     ----------------------
                                                                                                              ----------------------

        Net increase (decrease) in net assets                                                   63,660,872               72,878,656

Net Assets:
     At beginning of period                                                                    180,469,966              107,591,310
                                                                                     ----------------------
                                                                                                              ----------------------

     At end of period                                                              $           244,130,838  $           180,469,966
                                                                                     ======================   ======================


                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                              Financial Highlights



                                                                                    Year Ended December 31,
                                                   ---------------------------------------------------------------------------------
                                                            1996              1995            1994            1993           1992*
                                                   -------------     -------------   -------------   -------------  -------------

Net asset value - Beginning of period                     $53.46            $42.15          $48.97          $39.83         $39.99
                                                   -------------     -------------   -------------   -------------  -------------

Income from investment operations:
     Net investment income (loss) **                           -                 -               -           (0.07)         (0.11)
     Net realized and unrealized gain
        (loss) on investments                               9.29             12.57           (1.84)          11.31           4.00
                                                   -------------     -------------   -------------   -------------  -------------
Total from investment operations                            9.29             12.57           (1.84)          11.24           3.89
                                                   -------------     -------------   -------------   -------------  -------------

Less distributions to shareholders:
     From net realized gains on investments                (9.79)            (1.26)          (4.98)          (2.10)         (4.05)
                                                   -------------     -------------   -------------   -------------  -------------
        Total distributions declared to shareholders      ($9.79)           ($1.26)         ($4.98)         ($2.10)        ($4.05)
                                                   -------------     -------------   -------------   -------------  -------------


Net asset value - end of period                           $52.96            $53.46          $42.15          $48.97         $39.83
                                                   =============     =============   =============   =============  =============

Total Return                                               17.36%            29.83%          (3.66%)         28.21%          9.74%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                           0.75%             0.75%           0.79%           0.88%          1.04%
     Net investment income (loss)                          (0.44%)           (0.30%)         (0.27%)         (0.18%)        (0.38%)

Portfolio turnover (2)                                        28%              112%            130%            144%           101%
Average broker commission rate (2)                       $0.0450                 -               -               -              -

Net assets, end of year (000 omitted)                   $244,131          $180,470        $107,591         $85,141        $50,950

 *   Audited by other auditors.
 **  For the period from January 1, 1996 to May 3, 1996, the investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

     Net investment income (loss) per share           $         (0.01)
     Ratios (to average daily net assets):
          Expenses (1)                                           0.76%
          Net Investment income (loss)                          (0.45%)

(1)  Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996
(2)  Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities.  The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                           Notes to Financial Statements

(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

     C.   Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

(2)       Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.60% of the Fund's average daily net assets. SA&W has voluntarily agreed to limit the aggregate annual operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.75% of the Fund's average daily net assets for the year ended December 31, 1996. SA&W voluntarily waived $13,118 of its investment advisory fee for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:
                           Purchases                 Sales

Investments                $83,846,246            $54,111,851
                     ==================     ==================




(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $253,391,982 and $23,335,985, respectively.

(6)       Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows: Effective December 20, 1996, the Fund was closed to new investors.



                                                                                Year Ended              Year Ended
                                                                              December 31, 1996       December 31, 1995
                                                                            ----------------------  ----------------------

    Shares sold                                                                         1,100,618               1,215,183
    Shares issued to shareholders in payment of distributions declared                    562,742                  73,432
    Shares redeemed                                                                      (531,585)               (465,355)
                                                                            ======================  ======================
        Net increase (decrease)                                                         1,131,775                 823,260
                                                                            ======================  ======================

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust:
Standish Small Capitalization Equity Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Small Capitalization Equity Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                     Standish Small Capitalization Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Equities - 98.6%
-------------------------------------------------------------------------

Basic Industry - 1.8%
-------------------------------------------------------------------------
Chirex Inc.*                                                                                           162,000  $      1,944,000
OM Group Inc.                                                                                           90,450         2,442,150
                                                                                                                -----------------
                                                                                                                       4,386,150
                                                                                                                -----------------
Capital Goods - 10.1%
-------------------------------------------------------------------------
BE Aerospace Inc.*                                                                                     160,900         4,364,407
Innotech Inc.*                                                                                         174,100         1,349,275
LCC International Inc.*                                                                                234,100         4,330,850
Newpark Resources Inc.*                                                                                 89,600         3,337,600
Nichols Research Corp.*                                                                                136,050         3,469,275
SBS Technologies Inc.*                                                                                  85,800         3,174,600
Superior Services Inc.*                                                                                 93,500         1,905,063
Triumph Group Inc.*                                                                                    127,400         3,041,675
                                                                                                                -----------------
                                                                                                                      24,972,745
                                                                                                                -----------------
Consumer Cyclical - 3.3%
-------------------------------------------------------------------------
Atlantic Coast Airlines Inc.*                                                                          183,800         2,251,550
Midwest Express Holdings*                                                                               58,500         2,106,000
NCI Building Systems Inc.*                                                                             110,700         3,819,150
                                                                                                                -----------------
                                                                                                                       8,176,700
                                                                                                                -----------------
Consumer Stable - 5.7%
-------------------------------------------------------------------------
Custom Chrome Inc.*                                                                                    128,100         2,578,013
Hughes Supply Inc.                                                                                      91,500         3,945,938
Martek Biosciences*                                                                                     80,600         1,612,000
Natures Sunshine Products Inc.                                                                          96,300         1,733,400
Opta Food Ingredients Inc.*                                                                            130,900           752,675
Robert Mondavi Corp.  Cl A*                                                                             91,100         3,325,150
                                                                                                                -----------------
                                                                                                                      13,947,176
                                                                                                                -----------------
Financial - 3.5%
-------------------------------------------------------------------------
CCC Information Services Group*                                                                        100,600         1,609,600
Corvel Corp.*                                                                                           91,500         2,653,500
Rental Service Corp.*                                                                                   59,300         1,630,750
Texas Regional Bancshares  Cl A                                                                         83,900         2,852,600
                                                                                                                -----------------
                                                                                                                       8,746,450
                                                                                                                -----------------

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Growth Cyclical - 6.4%
-------------------------------------------------------------------------
Anchor Gaming*                                                                                          22,800  $        917,700
Apple South Inc                                                                                        174,600         2,357,100
Cannondale Corp.*                                                                                       69,900         1,572,750
Cost Plus Inc*                                                                                          57,700         1,103,513
Golden Bear Golf Inc.*                                                                                 109,600         1,233,000
Homegate Hospitality Inc.*                                                                             183,800         1,539,325
Logan's Roadhouse Inc.*                                                                                 90,200         2,119,700
Scientific Games Hldgs Corp.*                                                                          110,300         2,950,525
Suburban Lodges of America*                                                                            130,100         2,081,600
                                                                                                                -----------------
                                                                                                                      15,875,213
                                                                                                                -----------------
Health Care - 26.0%
-------------------------------------------------------------------------
Alternative Living Services*                                                                            77,900         1,129,550
Arbor Health Care Company*                                                                             109,800         2,854,800
Arris Pharmaceutical Corp.*                                                                            163,300         2,204,550
ARV Assisted Living Inc.*                                                                              115,900         1,347,338
Atria Communities Inc.*                                                                                130,300         1,335,575
Ballard Medical Products                                                                               119,600         2,227,550
CN Bioscience Inc*                                                                                     122,100         2,228,325
Conmed Corp.*                                                                                          115,600         2,369,800
Emcare Holdings Inc.*                                                                                   97,800         2,273,850
Fuisz Technologies Ltd.*                                                                               133,800         1,053,675
HCIA Inc.*                                                                                              94,300         3,253,350
Horizon Mental Health Management*                                                                      103,800         2,880,450
Impath Inc.*                                                                                           105,400         1,976,250
Inphynet Medical Management*                                                                           145,500         2,619,000
MDL Information Systems Inc.*                                                                           68,700         1,279,538
Medarex Inc.*                                                                                          188,500         1,319,500
Medcath Inc.*                                                                                          123,700         1,979,200
Medquist Inc.*                                                                                         140,000         3,465,000
National Surgery Centers Inc.*                                                                          83,450         3,171,100
Neurogen Corp*                                                                                          51,200           985,600
Oacis Healthcare Holdings*                                                                             187,100         1,262,925
Pharmaceutical Product Development*                                                                    125,000         3,156,250
Possis Medical, Inc.*                                                                                  101,700         2,122,988
Protocol Systems Inc.*                                                                                 121,600         1,580,800
Rochester Medical Corp.*                                                                                87,000         1,663,875
Sepracor Inc.*                                                                                         180,400         2,999,150

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Health Care - (continued)
-------------------------------------------------------------------------
Sunrise Assisted Living Inc.*                                                                          141,300  $      3,938,738
Superior Consultant Holdings*                                                                           42,600         1,054,350
Urologix Inc*                                                                                            9,800           159,250
Vertex Pharmaceuticals Inc.*                                                                           103,400         4,161,850
                                                                                                                -----------------
                                                                                                                      64,054,177
                                                                                                                -----------------
Services - 23.9%
-------------------------------------------------------------------------
Analysts International Corp.                                                                           103,200         2,915,400
Barrett Business Services Inc.*                                                                        150,700         2,298,175
Bet Holdings Inc. Cl A*                                                                                106,600         3,064,750
BTG Inc.*                                                                                               50,600         1,340,900
Central Parking Corp.                                                                                   95,300         3,192,550
Coach USA Inc.*                                                                                        169,600         4,918,400
Computer Horizons Corp.*                                                                                69,700         2,683,450
Computer Task Group Inc.                                                                                63,200         2,725,500
Cotelligent Group Inc.*                                                                                 68,900         1,662,213
Data Processing Resources Corp.*                                                                       123,800         2,290,300
Emmis Broadcasting Corp.  Cl A*                                                                         80,600         2,639,650
F.Y.I. Inc*                                                                                             62,200         1,298,425
Harbinger Corp*                                                                                         52,500         1,378,125
Healthplan Services Corp.*                                                                             107,800         2,277,275
May & Speh Inc.*                                                                                       184,500         2,260,125
On Assignment Inc.*                                                                                     64,200         1,893,900
Pacific Gateway Exchange Inc.*                                                                          62,600         2,284,900
Personnel Group of America Inc.*                                                                        88,200         2,127,825
Remedy Temp Inc.*                                                                                       81,700         1,409,325
Right Management Consultants*                                                                           76,775         1,708,244
Rural/Metro Corp.*                                                                                      80,000         2,880,000
Scandinavian Broadcast Systems*                                                                        146,800         2,550,650
Steiner Leisure Ltd*                                                                                   115,500         2,324,438
Techforce Corp.*                                                                                        94,200           706,500
United Dental Care Inc.*                                                                                81,500         2,475,563
Viisage Technology Inc.*                                                                               109,000         1,580,500
                                                                                                                -----------------
                                                                                                                      58,887,083
                                                                                                                -----------------
Technology - 17.9%
-------------------------------------------------------------------------
Advanced Technology Material*                                                                          149,000         2,570,250
Aurum Software Inc.*                                                                                    21,800           504,125
CFM Technologies Inc*                                                                                   91,000         1,888,250
Computational Systems Inc.*                                                                             78,500         1,511,125
Datastream Systems Inc.*                                                                               133,900         2,410,200
Gensym Corp.*                                                                                          148,400         1,771,525

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Technology -(continued)
-------------------------------------------------------------------------

Hadco Corporation*                                                                                      64,900  $      3,180,100
Indus Group Inc.*                                                                                      156,000         4,017,000
Lecroy Corp.*                                                                                           78,200         2,932,500
Natural Microsystems Corp.*                                                                             65,600         2,066,400
P-Com Inc.*                                                                                             53,800         1,593,825
Perceptron Inc.*                                                                                        81,500         2,791,375
Photronics Inc.*                                                                                        44,200         1,204,450
PRI Automation Inc.*                                                                                    26,800         1,219,400
Project Software & Development*                                                                         66,200         2,805,225
Quickturn Design Systems Inc.*                                                                         131,800         2,701,900
Speedfam International Inc.*                                                                            36,000         1,026,000
Stanford Telecommunications*                                                                            53,600         1,849,200
TCSI Corp.*                                                                                             86,800           542,500
Triquint Semiconductor Inc*                                                                             58,000         1,529,750
Ultrak Inc.*                                                                                            91,500         2,790,750
Videoserver Inc.*                                                                                       26,400         1,122,000
                                                                                                                -----------------
                                                                                                                      44,027,850
                                                                                                                -----------------
Total Equities (Cost $210,820,515)                                                                                   243,073,544
                                                                                                                -----------------

Short-Term Obligations - 2.1%
-------------------------------------------------------------------------

Repurchase Agreements - 2.0%
-------------------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $5,051,027 (Collateralized by
FNMA FNARM with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $5,150,412.                                                          5,049,423         5,049,423
                                                                                                                -----------------

U.S. Government - 0.1%                                                       Rate    Maturity
-------------------------------------------------------------------------   -------  ----------
Federal Farm Credit Bank **                                                    5.46% 1/17/1997          10,000             9,968
FNMA **                                                                        5.40  1/17/1997         200,000           199,130
                                                                                                                -----------------
                                                                                                                         209,098
                                                                                                                -----------------
Total Short-Term Obligations (Cost $5,258,521)                                                                         5,258,521
                                                                                                                -----------------

Total INVESTMENTS  (Cost $216,079,036) - 100.7%                                                                      248,332,065

Other Assets less Liabilities - -0.7%                                                                                 (1,679,645)
                                                                                                                -----------------

NET ASSETS - 100.0%                                                                                             $    246,652,420
                                                                                                                =================

Notes to the Schedule of Investments:

*      Non-income producing security.
**    Denotes all or part of security pledged as a margin deposit (Note 5)

FNMA - Federal National Mortgage Association
FNARM - FNMA Adjustable Rate Mortgage

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
    Investments, at value (Note 1A) (identified cost, $216,079,036)                                $         248,332,065
    Cash                                                                                                               6
    Receivable for investments sold                                                                                7,800
    Interest and dividends receivable                                                                              9,105
    Deferred organization costs (Note 1E)                                                                         85,593
                                                                                                     --------------------
      Total assets                                                                                           248,434,569

Liabilities:
    Payable for investments purchased                                        $        1,611,865
    Payable for daily variation margin on open
      financial futures contracts (Note 5)                                               20,062
    Accrued investment advisory fee (Note 2)                                                 35
    Accrued trustee fees                                                                    646
    Payable to investment adviser (Note 1E)                                              97,618
    Accrued expenses and other liabilities                                               51,923
                                                                               -----------------
      Total liabilities                                                                                        1,782,149
                                                                                                     --------------------

Net Assets (applicable to investors' beneficial interests)                                         $         246,652,420
                                                                                                     ====================


                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income
    Interest Income                                                                                   $          305,276
    Dividend income                                                                                              153,520
                                                                                                        -----------------
      Total income                                                                                               458,796

Expenses
      Investment advisory fee (Note 2)                                           $         920,742
      Custody and accounting                                                               125,602
      Legal and audit services                                                              32,620
      Registration costs                                                                    10,067
      Insurance                                                                              4,839
      Miscellaneous                                                                         18,991
                                                                                   ----------------
        Total expenses                                                                   1,112,861

           Net investment income (loss)                                                                         (654,065)
                                                                                                        -----------------

Realized and Unrealized Gain (Loss):
    Net realized gain (loss)
        Investment securities                                                           20,794,956
        Financial futures                                                                  717,750
                                                                                   ----------------
           Net realized gain (loss)                                                                           21,512,706

    Change in unrealized appreciation (depreciation)
        Investment securities                                                          (22,995,625)
        Financial futures                                                                  (42,850)
                                                                                   ----------------
           Change in net unrealized appreciation (depreciation)                                              (23,038,475)
                                                                                                        -----------------

           Net realized and unrealized gain (loss)                                                            (1,525,769)
                                                                                                        -----------------

           Net increase (decrease) in net assets from operations                                      $       (2,179,834)
                                                                                                        =================


                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                               $            (654,065)
        Net realized gain (loss)                                                                              21,512,706
        Change in net unrealized appreciation (depreciation)                                                 (23,038,475)
                                                                                                     --------------------
            Net increase (decrease) in net assets from operations                                             (2,179,834)
                                                                                                     --------------------


     Capital transactions
        Assets contributed by Standish Small Capitalization Equity Fund at
            commencement (including unrealized appreciaiton of $55,359,029)                                  233,108,124
        Contributions                                                                                         39,060,115
        Withdrawals                                                                                          (23,335,985)
                                                                                                     --------------------
                                                                                                     --------------------
         Increase in net assets resulting from capital transactions                                          248,832,254
                                                                                                     --------------------

            Total increase (decrease) in net assets                                                          246,652,420

Net Assets:
     At beginning of period                                                                                            -
                                                                                                     --------------------

     At end of period                                                                              $         246,652,420
                                                                                                     ====================

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                               Supplementary Data
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                                  0.73%  *
     Net investment income (loss)                             (0.43%) *


Portfolio turnover                                            76%

Average broker commission per share                           $0.0434(1)

*    Annualized
(1) Amount represents the average commission per share paid to brokers on the purchase and sale or portfolio securities.

Notes to Financial Statements


(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D.    Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through April 2001. These costs were paid for by the Investment Adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. SA&W voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes, and extraordinary expenses) to 1.50% of the Portfolio's average daily net assets, for the year ended December 31, 1996. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations from May 3, 1996 through December 31, 1996, were as follows:

                             Purchases                    Sales

Investments                 $193,914,188              $171,786,086
                       ==================        ==================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                         $216,266,037


Gross unrealized appreciation                           $43,840,116
Gross unrealized depreciation                           (11,774,088)
                                                 ===================
    Net unrealized appreciation                         $32,066,028
                                                 ===================




(5)       Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Portfolio's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions during the period May 3, 1996 through December 31, 1996.

            Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1996, the Portfolio held the following futures contracts:

                                                                                        Underlying       Unrealized
                Contract                          Position          Expiration        Face Amount      Appreciation
------------------------------------------      --------------      -----------      ---------------   --------------

MIDCAP 400 (28 contracts)                           Long             03/15/97            $3,592,400          $67,525
                                                                                     ===============   ==============


        At  December  31,  1996,  the  Portfolio  had   segregated   sufficient
         securities to cover margin requirements on open future contracts.

                           Independent Auditor's Report

To the Trustees of Standish, Ayer and Wood Master Portfolio and Investors of Standish Small Capitalization Equity Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio, including the portfolio of investments as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund II

                       Financial Statements for the Period
               from December23, 1996 (Commencement of operations)
                              to December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Launched in December, 1996, the Standish Small Capitalization Equity Fund II focuses on stocks of companies with a market capitalization under $1 billion. The average market capitalization as of 12/31/96 was $525 million.

The Standish Small Capitalization Equity Fund II is oriented toward high quality, rapidly growing companies. The emphasis is on investing in firms which are experiencing accelerating revenue growth and expanding profit margins. We seek companies with very strong business positions, operating in attractive industries, which have solid balance sheets. We also look for experienced management teams motivated by meaningful equity incentives. Finally, there is a sensitivity to the price at which we buy the stock: we prefer to buy a stock where the price-to-earnings ratio is less than the company's sustainable earnings growth rate.

The focus on sustainable rapidly growing companies leads to above average weightings in technology, healthcare and business services--three sectors which are likely to be growth leaders over the next 5-10 years.

We sincerely appreciate your interest in the Standish Small Capitalization Equity Fund II.





Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish Small Capitalization Equity Portfolio II (Portfolio) at value (Note 1A)      $       484,168
     Deferred organization costs (Note 1D)                                                                         9,180
     Receivable from Investment Adviser (Note 3)                                                                   7,588
                                                                                                           --------------
        Total assets                                                                                             500,936


Liabilities:
     Payable to investment adviser (Note 1D)                                         $          9,221
     Accrued accounting, custody and transfer agent fees                                          672
     Accrued trustees fees                                                                         85
     Accrued legal and audit fees                                                               6,790
                                                                                       ---------------
        Total liabilities                                                                                         16,768
                                                                                                           --------------


Net Assets                                                                                               $       484,168
                                                                                                           ==============


Net Assets consist of:
     Paid-in capital                                                                                     $       475,000
     Undistributed net investment income                                                                             198
     Net unrealized appreciation                                                                                   8,970
                                                                                                           ==============
        Total                                                                                            $       484,168
                                                                                                           ==============

Shares of beneficial interest outstanding                                                                         23,750
                                                                                                           ==============

Net asset value, offering price and redemption price per share                                          $          20.39
                                                                                                           ==============
     (Net assets/Shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                             Statement of Operations


      For the period December 23, 1996 (commencement of operations) through
                                December 31, 1996

Investment Income (Note 1B):
     Interest income allocated from Portfolio                                                            $            198
     Expenses allocated from Portfolio (net of Portfolio level reimbursement of $15,784)                                0
                                                                                                           ---------------
        Total income                                                                                                  198

Expenses:
        Accounting, custody and transfer agent fees                                               672
        Legal and audit services                                                                6,790
        Amortization of deferred organization costs (Note 1D)                                      41
        Trustees fees                                                                              85
                                                                                        --------------
            Total expenses                                                                      7,588

        Deduct:
        Reimbursement of Fund operating expenses                                               (7,588)
                                                                                        --------------

            Net expenses                                                                                                0
                                                                                                           ---------------

               Net Investment Income (loss)                                                                           198

Realized and Unrealized Gain (Loss):

        Change in unrealized appreciation from Portfolio                                                            8,970
                                                                                                           ---------------

                   Net increase (decrease) in net assets resulting from operations                       $          9,168
                                                                                                           ===============


                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statements of Changes in Net Assets

      For the period December 23, l996 (commencement of operations) through
                                December 31, l996






Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                                               $            198
     Change in net unrealized appreciation                                                                          8,970
                                                                                                           ---------------
        Net increase (decrease) in net assets from operations                                                       9,168
                                                                                                           ---------------


Fund share transactions, (Note 4)
     Net proceeds from sale of shares                                                                             475,000
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                                                                 -
     Cost of shares redeemed                                                                                                 -
                                                                                                           ---------------
Increase (decrease) in net assets from Fund share transactions                                                    475,000
                                                                                                           ---------------

        Net increase (decrease) in net assets                                                                     484,168

Net Assets:
     At beginning of period                                                                                             0
                                                                                                           ---------------

     At end of period (including undistributed net investment income of $198 at December 31, 1996)       $        484,168
                                                                                                           ===============




                     Standish, Ayer & Wood Master Portfolio
                  Standish Small Capitalization Equity Fund II


                              Financial Highlights


                                                                               For the period December 23, 1996
                                                                               (commencement of operations)
                                                                                to December 31, 1996
                                                                                ---------------------------

Net asset value-beginning of period                                                        $20.00
                                                                                -----------------

Income from investment Operations

     Net investment income (1)                                                               0.00
     Net realized and unrealized gain (loss
        on investments                                                                       0.39
                                                                                -----------------

        Total from investment operations                                                     0.39
                                                                                -----------------

Net asset value - end of period                                                            $20.39
                                                                                =================


Net Assets at end of period (000 omitted)                                                    $484

Ratios (to average daily net assets)/Supplemental Data:

     Expenses (1) *                                                                            N/A (2)
     Net Investment income*                                                                    N/A (2)


* Computed on annualized basis
(1)  Includes the Fund's share of Standish Small Capitalization Equity Portfolio II's allocated expenses.
(2)  Ratios are not meaningful due to the short period of operations.  All expenses were reimbursed by the investment adviser.

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund II (the "Fund") is a separate diversified investment series of the Trust. The Fund invests all of its investable assets an interest of the Standish Small Capitalization Equity Portfolio II ( the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

     C. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D. .Deferred organization expense--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through December 2002. These costs were paid for by the investment adviser and will be reimbursed by the Portfolio.

     F.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the respective investors in the Portfolio.

(2).....Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3).....Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood (SA&W) for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the period ended December 31, 1996, the investment adviser voluntarily agreed to limit the operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to reimburse the Fund for its operating expenses of $7,588 for the period ended December 31, 1996. The Fund pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4) ....Investment Transactions:

         Increases and decreases in the Fund's investment in the Portfolio for the period from December 23, 1996 to December 31, 1996 aggregated $475,000 and $0, respectively.

(5) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows: At December 31, 1996, substantially all of the outstanding shares of the Fund were owned by individuals affiliated with SA&W.

                                                      For the Period
                                                    December 23, 1996
                                              (commencement of operations) to
                                                    December 31, 1996
                                           -----------------------------------

Shares sold                                                    23,750
Shares issued to shareholders
      in payment of distribution declared                           -
Shares redeemed                                                     -
                                                  ====================
      Net increase (decrease)                                  23,750
                                                  ====================

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund II: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II (the "Fund"), as of December 31, 1996 and the related statement of operations, the statement of changes in net assets and financial highlights for the period from December 23, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II as of December 31, 1996, the results of its operations, changes in its net assets and financial highlights for the period from December 23, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                   Standish Small Capitalization II Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Equities - 96.1%
-------------------------------------------------------------------------

Basic Industry - 1.1%
-------------------------------------------------------------------------
OM Group Inc.                                                                                     200          5,400
                                                                                                       --------------

Capital Goods - 5.7%
-------------------------------------------------------------------------
BE Aerospace Inc.*                                                                                300          8,138
Littelfuse Inc.*                                                                                  100          4,850
Newpark Resources Inc.*                                                                           200          7,450
Philip Environmental Inc.*                                                                        500          7,250
                                                                                                       --
                                                                                                         ------------
                                                                                                              27,688
                                                                                                       --------------
Consumer Stable - 4.9%
-------------------------------------------------------------------------
Arbor Drugs Inc.                                                                                  300          5,213
Hughes Supply Inc.                                                                                200          8,625
Martek Biosciences*                                                                               300          6,000
Robert Mondavi Corp.  Cl A*                                                                       100          3,650
                                                                                                       --
                                                                                                         ------------
                                                                                                              23,488
                                                                                                       --------------
Growth Cyclical - 4.9%
-------------------------------------------------------------------------
Abercrombie & Fitch Co.       *                                                                   300          4,950
Apple South Inc.                                                                                  300          4,050
Eagle Hardware & Garden Inc.*                                                                     200          4,150
Scientific Games Holdings Corp.*                                                                  400         10,700
                                                                                                       --
                                                                                                         ------------
                                                                                                              23,850
                                                                                                       --------------
Health Care - 24.3%
-------------------------------------------------------------------------
Access Health, Inc.*                                                                              200          8,950
Agouron Pharmaceuticals Inc.*                                                                     100          6,775
American Homepatient Inc.*                                                                        200          5,450
American Medical Response Inc.*                                                                   200          6,500
Curative Health Services, Inc.*                                                                   400         11,075
Genesis Health Ventures Inc.*                                                                     200          6,225
HCIA Inc.*                                                                                        300         10,350
Neurogen Corp*                                                                                    400          7,700
Orthodontic Centers of America   *                                                                600          9,600





                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Health Care - (continued)
-------------------------------------------------------------------------

Physician Sales & Service*                                                                        500  $       7,188
Rotech Medical Corp.*                                                                             400          8,400
Sepracor Inc.*                                                                                    400          6,650
Sofamor/Danek Group, Inc.*                                                                        200          6,100
Sunrise Assisted Living Inc.*                                                                     300          8,363
Vertex Pharmaceuticals Inc.*                                                                      200          8,050
                                                                                                       --
                                                                                                         ------------
                                                                                                             117,376
                                                                                                       --------------
Services - 33.4%
-------------------------------------------------------------------------
Affiliated Computer Services Cl A*                                                                200          5,950
American Management Systems Inc.*                                                                 400          9,800
American Radio Systems Corp.*                                                                     200          5,450
Bet Holdings Inc. Cl A*                                                                           200          5,750
Coach USA Inc.*                                                                                   300          8,700
Central Parking Corp.                                                                             300         10,050
Compdent Corporation*                                                                             300         10,575
Computer Horizons Corp.*                                                                          300         11,550
Computer Task Group Inc.                                                                          200          8,625
CRA Managed Care Inc.*                                                                            100          4,500
Devry Inc.*                                                                                       300          7,048
Emmis Broadcasting Corp.  Cl A*                                                                   200          6,550
Evergreen Media Corporation*                                                                      200          5,000
Fair Issac & Company Inc.                                                                         200          7,825
Globalstar Telecommunications*                                                                    200         12,600
Healthplan Services Corp.*                                                                        300          6,338
Norrell Corp.                                                                                     400         10,900
Quickresponse Services Inc.*                                                                      200          5,700
Scandinavian Broadcast Systems*                                                                   600         10,425
Technology Solutions Company*                                                                     200          8,300
                                                                                                       --
                                                                                                         ------------
                                                                                                             161,636
                                                                                                       --------------
Technology - 21.8%
-------------------------------------------------------------------------
Comverse Technology Inc.*                                                                         100          3,781
Credence Systems Corp.*                                                                           200          4,025
Dallas Semiconductor Corp.                                                                        200          4,600
Fusion Systems Corp.*                                                                             300          6,375
Gasonics Intl Corp.*                                                                              400          4,100
Geoworks*                                                                                         300          7,350
Hadco Corporation*                                                                                200          9,800
Industry Group Inc.*                                                                              300          7,725
JDA Software Group Inc.*                                                                          300          8,550



                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Technology - (continued)
-------------------------------------------------------------------------
Natural Microsystems Corp.*                                                                       300  $       9,450
Photronics Inc.*                                                                                  300          8,175
PRI Automation Inc.*                                                                              100          4,550
Sanmina Corp.*                                                                                    100          5,650
Systemsoft Corp.*                                                                                 600          8,925
Vanstar Corporation*                                                                              300          7,350
Zygo Corp.*                                                                                       100          5,200
                                                                                                       --
                                                                                                         ------------
                                                                                                             105,606
                                                                                                       --------------
Total Equities (Cost $456,074)                                                                               465,044
                                                                                                       --------------

Total INVESTMENTS  (Cost $456,074) - 96.1%                                                                   465,044

Other Assets less Liabilities - 3.9%                                                                          19,124
                                                                                                       --------------

NET ASSETS - 100.0%                                                                                    $     484,168
                                                                                                       ==============

Notes to the Schedule of Investments:

*      Non-income producing security.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
     Investments, at value (Note 1A) (identified cost, $456,074)                                        $       465,044
     Cash                                                                                                        18,917
     Interest receivable                                                                                            198
     Receivable from Investment Adviser                                                                          15,722
     Deferred organization costs (Note 1C)                                                                       30,602
                                                                                                          --------------
        Total assets                                                                                            530,483


Liabilities:
     Payable to investment adviser (Note 1E)                                         $        30,737
     Accrued investment advisory fee (Note 2)                                                     62
     Accrued expenses and other liabilities                                                   15,516
                                                                                       --------------
        Total liabilities                                                                                        46,315
                                                                                                          --------------


Net Assets (applicable to investors' beneficial interest)                                               $       484,168
                                                                                                          ==============



                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                             Statement of Operations
          For the period December 23, 1996 (commencement of operations)
                            through December 31, l996

Investment Income
        Interest income                                                                                 $           198

Expenses
        Investment advisory fee (Note 2)                                            $             62
        Trustees fees                                                                            100
        Amortization of organization costs (note 1F)                                              94
        Legal and audit services                                                              14,500
        Custody fees                                                                           1,002
        Miscellaneous                                                                             26
                                                                                      ---------------
            Total expenses                                                                                       15,784

        Waiver of investment advisory fee                                           $            (62)
        Reimbursement of operating expenses                                                  (15,722)
                                                                                      ---------------
            Total waiver of investment advisory fee and reimbursement of operating expenses                     (15,784)

            Net expenses                                                                                              0
                                                                                                          --------------

               Net investment income (loss)                                                                         198
                                                                                                          --------------

Realized and Unrealized Gain (Loss):

     Change in unrealized appreciation (depreciation) on investments                                              8,970
                                                                                                          --------------

               Net increase (decrease) in net assets from operations                                    $         9,168
                                                                                                          ==============



                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II


                       Statement of Changes in Net Assets
      For the period December 23, 1996 (commencement of operations) thorugh
                                December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                     $           198
        Change in net unrealized appreciation (depreciation)                                                       8,970
                                                                                                           --------------
            Increase in net assets from operations                                                                 9,168


     Capital transactions

        Contributions                                                                                            475,000
        Withdrawals                                                                                                          -
                                                                                                           --------------
        Increase (Decrease) in net assets resulting from capital transactions                                    475,000


            Total increase (decrease) in net assets                                                              484,168

Net Assets:
     At beginning of period                                                                                                  -
                                                                                                           --------------

     At end of period                                                                                    $       484,168
                                                                                                           ==============

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                               Supplementary Data
          For the period December 23, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                                        N/A  *
     Net investment income                                           N/A  *

Average broker commission per share                            $0.2000(1)

Portfolio turnover                                                0.00%

* Ratios are not meaningful due to the short period of operations. All expenses were reimbursed by the Investment Adviser.

(1) Amount represents the average commission paid per share to brokers on the purchase and sale of portfolio securities.

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish,  Ayer & Wood Master  Portfolio  (the  "Portfolio  Trust") was
         organized as a master trust fund under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio II (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A...Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B...Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C...Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D...Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E...Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through December 2001. These costs were paid for by the investment adviser and will be reimbursed by the portfolio.

(2).....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. For the period ended December 31, 1996, the investment adviser voluntarily agreed to limit the Portfolio's operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Portfolio's average daily net assets. Such expenses for the period ended December 31, 1996 were $15,784 and were reimbursed by the investment adviser. The Portfolio pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Portfolio from the investment adviser. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3).....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                      Purchases              Sales

Investments                                $456,074                   $0
                                 ===================  ===================



(4).....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:


Aggregate cost                                                    $456,074


Gross unrealized appreciation                                      $16,214
Gross unrealized depreciation                                       (7,244)
                                                         ==================
      Net unrealized appreciation (depreciation)                    $8,970
                                                         ==================

                           Independent Auditors' Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Small Capitalization Equity Portfolio II: We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio II, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from December 23, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio II as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements:

         Financial Highlights of the following series of Standish, Ayer & Wood Investment Trust (the "Registrant") are included in the related Prospectuses:
Standish Fixed Income Fund, Standish Fixed Income Fund II, Standish Short-Term Asset Reserve Fund, Standish Controlled Maturity Fund, Standish Securitized Fund, Standish International Fixed Income Fund, Standish Global Fixed Income
Fund, Standish Equity Fund, Standish Small Capitalization Equity Fund and Standish Small Capitalization Equity Fund II.

         The financial statements of Standish Equity Portfolio, Standish Small Capitalization Equity Portfolio, Standish Small Capitalization Equity Portfolio II, Standish Fixed Income Portfolio and Standish Global Fixed Income Portfolio, each a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), are included in the Statements of Additional Information of Standish Equity Fund, Standish Small Capitalization Equity Fund, Standish Small Capitalization Equity Fund II, Standish Fixed Income Fund and Standish Global Fixed Income Fund, each a series of the Registrant.

         The following financial statements are included in the Statements of Additional Information of the above-referenced series of the Registrant:

         Schedule of Portfolio Investments
         Statement of Assets and Liabilities
         Statement of Operations
         Statement of Changes in Net Assets
         Financial Highlights
         Notes to Financial Statements
         Independent Auditors' Report

(b)      Exhibits:

(1)      Agreement and Declaration of Trust dated
         August 13, 1986*

(1A)     Certificate of Designation of Standish Fixed Income Fund**

(1B)     Certificate of Designation of Standish International Fund**

(1C)     Certificate of Designation of Standish Securitized Fund**

(1D)     Certificate of Designation of Standish Short-Term Asset Reserve Fund**

(1E)     Certificate of Designation of Standish Marathon Fund*

(1F)     Certificate of Amendment dated November 21, 1989*

(1G)     Certificate of Amendment dated November 29, 1989*

(1H)     Certificate of Amendment dated April 24, 1990*

(1I)     Certificate of Designation of Standish Equity Fund**

(1J)     Certificate of Designation of Standish International Fixed Income
         Fund**

(1K)     Certificate of Designation of Standish Intermediate Tax Exempt Bond
         Fund*

(1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund*

(1M)     Certificate of Designation of Standish Global Fixed Income Fund*

(1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II**

(1O) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund**

(1P) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund**

(1Q) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II**

(2)      Bylaws of the Registrant*

(3)      Not applicable

(4)      Not applicable

(5A) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund**

(5B) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Short-Term Asset Reserve Fund**

(5C) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

(5D) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

(5E) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund**

(5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund**

(5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund**

(5H) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II**

(5I) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund**

(5J) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Tax-Sensitive Equity Fund**

(6A) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.**

(6B)     Revised Appendix A to Underwriting Agreement between the
         Registrant and Standish Fund Distributors, L.P. with respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund**

(6C)     Revised Appendix A to Underwriting Agreement between the
         Registrant and Standish Fund Distributors, L.P. with respect to Standish Small Capitalization Equity Fund II**

(7)      Not applicable

(8A) Master Custody Agreement between the Registrant and Investors Bank & Trust Company**

(8B) Revised Appendix A to Master Custody Agreement between the Registrant and Investors Bank & Trust Company with respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund**

(8C) Revised Appendix A to Master Custody Agreement between the Registrant and Investors Bank & Trust with respect to Standish Small Capitalization Equity Fund II**

(9A) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company**

(9B) Revised Exhibit A to Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company with respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed
         Income Asset Fund**

(9C) Revised Exhibit A to Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company with respect to Standish Small Capitalization Equity Fund II**

(9D) Master Administration Agreement between the Registrant and Investors Bank & Trust Company**

(9E) Revised Exhibit A to Master Administration Agreement between the Registrant and Investors Bank & Trust Company with respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund**

(9F) Revised Exhibit A to Master Administration Agreement between the Registrant and Investors Bank & Trust Company with respect to Standish Small Capitalization Equity Fund II**

(9G) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant on behalf of Standish Fixed Income Fund, Standish Equity Fund, Standish Small Cap Equity Fund and Standish Global Fixed Income Fund**

(9H) Revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant with respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income
         Asset Fund**

(9I) Revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant on behalf of Standish Small Capitalization Equity Fund II**

(10A)    Opinion and Consent of Counsel for Standish Fixed Income Fund**

(10B)    Opinion and Consent of Counsel for Standish Securitized Fund**

(10C)    Opinion and Consent of Counsel for Standish Short-Term Asset Reserve
         Fund**

(10D) Opinion and Consent of Counsel for Standish Small Capitalization Equity Fund (formerly Standish Marathon Fund)**

(10E)    Opinion and Consent of Counsel for Standish Equity Fund**

(10F) Opinion and Consent of Counsel for Standish International Fixed Income Fund**

(10G) Opinion and Consent of Counsel for Standish Intermediate Tax Exempt Bond Fund**

(10H) Opinion and Consent of Counsel for Standish Massachusetts Intermediate Tax Exempt Bond Fund**

(10I)    Opinion and Consent of Counsel for Standish Global Fixed Income
         Fund**

(10J)    Opinion and Consent of Counsel for the Registrant**

(11A)    Opinion and Consent of Independent Public Accountants***

(11B)    Consent of Independent Public Accountants***

(11C)    Consent of Independent Public Accountants***

(12)     Not applicable

(13) Form of Initial Capital Agreement between the Registrant and Standish, Ayer & Wood, Inc.**

(14)     Not applicable

(15)     Not applicable

(16)     Performance Calculations**

(17A)    Financial Data Schedule of Standish Fixed Income Fund***

(17B)    Financial Data Schedule of Standish Fixed Income Fund II***

(17C)    Financial Data Schedule of Standish Short-Term Asset Reserve Fund***

(17D)    Financial Data Schedule of Standish Controlled Maturity Fund***

(17E)    Financial Data Schedule of Standish Securitized Fund***

(17F)    Financial Data Schedule of Standish International Fixed Income Fund***

(17G)    Financial Data Schedule of Standish Global Fixed Income Fund***

(17H)    Financial Data Schedule of Standish Equity Fund***

(17I)    Financial Data Schedule of Standish Small Capitalization Equity Fund***

(17J)    Financial Data Schedule of Standish Small Capitalization Equity Fund
         II***

(18)     Not applicable

(19A)    Power of Attorney for Registrant (Richard S. Wood)**

(19B)    Power of Attorney for Registrant (James E. Hollis, III)**

(19C)    Power of Attorney for Registrant (Samuel C. Fleming)**

(19D)    Power of Attorney for Registrant (Benjamin M. Friedman)**

(19E)    Power of Attorney for Registrant (John H. Hewitt)**

(19F)    Power of Attorney for Registrant (Edward H. Ladd)**

(19G)    Power of Attorney for Registrant (Caleb Loring III)**

(19H)    Power of Attorney for Registrant (D. Barr Clayson)**

(19I)    Power of Attorney for Portfolio Trust (Richard S. Wood)**

(19J) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, Edward H. Ladd, Caleb Loring III, Richard S. Wood and D. Barr Clayson)**

--------------------
* Filed as an exhibit to Registration Statement No. 33-10615 and incorporated herein by reference thereto.
** Filed as an exhibit to Registration Statement No. 33-8214 and incorporated herein by reference thereto.
***      Filed herewith.


Item 25.          Persons Controlled by or under Common Control with Registrant

         No person is directly or indirectly controlled by or under common control with the Registrant.


Item 26.          Number of Holders of Securities

         Set forth below is the number of record holders, as of February 1, 1997, of the shares of each series of the Registrant.

                                                                Number of Record
 Title of Class                                                       Holders
 --------------                                                       -------

 Shares of beneficial interest, par value $.01, of:

 Standish Fixed Income Fund                                              481
 Standish Securitized Fund                                                12
 Standish Short-Term Asset
      Reserve Fund                                                        91
 Standish International Fixed
      Income Fund                                                        200
 Standish Global Fixed Income Fund                                        47

Standish Equity Fund                                                    142
Standish Small Capitalization
     Equity Fund                                                        418
Standish Massachusetts Intermediate
     Tax Exempt Bond Fund                                                90
Standish Intermediate Tax Exempt
     Bond Fund                                                          113
Standish International Equity Fund                                      188
Standish Controlled Maturity Fund                                        17
Standish Fixed Income Fund II                                             4
Standish Small Cap Tax-Sensitive
  Equity Fund                                                           123
Standish Tax-Sensitive Equity Fund                                       62
Standish Equity Asset Fund                                                0
Standish Small Capitalization
     Equity Asset Fund                                                    0
Standish Fixed Income Asset Fund                                          0
Standish Global Fixed Income Asset Fund                                   0
Standish Small Capitalization Equity Fund II                             23


Item 27.          Indemnification

         Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.          Business and Other Connections of Investment Advisers

         The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

         The business and other connections of the officers and partners of Standish International Management Company, L.P. ("SIMCO"), the investment adviser to certain other series of the Registrant, are listed on the Form ADV of SIMCO as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

         The following sections of each such Form ADV are incorporated herein by reference:

                  (a)  Items 1 and 2 of Part 2;

                  (b)  Section IV, Business Background, of
                            each Schedule D.


Item 29.          Principal Underwriter

                  (a)Standish Fund Distributors, L.P. serves as the principal underwriter of each of the series of the Registrant as listed in Item 26 above.

                  (b)Directors and Officers of Standish Fund Distributors, L.P.:

                                    Positions and Offices              Positions and Offices
Name                                  with Underwriter                   with Registrant
----                                  ----------------                   ---------------


James E. Hollis, III                Chief Executive Officer            Vice President



                                                        C-9




Beverly E. Banfield                 Chief Operating Officer            Vice President

         The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

                  (c) Not applicable.


Item 30.          Location of Accounts and Records

         The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.


Item 31.          Management Services

         Not applicable


Item 32.          Undertakings

(a)      Not applicable.

(b) With respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset
         Fund and Standish Global Fixed Income Asset Fund, the
         Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the applicable Post-Effective Amendment to its Registration Statement registering shares of such Funds.

(c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                     STANDISH, AYER & WOOD INVESTMENT TRUST


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 27th day of February, 1997.


                                   STANDISH, AYER & WOOD
                                   INVESTMENT TRUST



                                   /s/ James E. Hollis, III
                                   James E. Hollis, III, Treasurer


         The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



         Signature                          Title                                       Date


Richard S. Wood*                            Trustee and President                       February 27, 1997
------------------------
Richard S. Wood                             (principal executive officer)


James E. Hollis, III*                       Treasurer (principal                        February 27, 1997
-----------------------------
James E. Hollis, III                        financial and accounting
                                             officer) and Secretary


D. Barr Clayson*                            Trustee                                     February 27, 1997
D. Barr Clayson


Samuel C. Fleming*                          Trustee                                     February 27, 1997
Samuel C. Fleming


Benjamin M. Friedman*                       Trustee                                     February 27, 1997
Benjamin M. Friedman


John H. Hewitt*                             Trustee                                     February 27, 1997
John H. Hewitt


Edward H. Ladd*                             Trustee                                     February 27, 1997
Edward H. Ladd


Caleb Loring III*                           Trustee                                     February 27, 1997
Caleb Loring III


*By:  /s/ James E. Hollis, III
     James E. Hollis, III
     Attorney-In-Fact


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, outside the United States on the 28th day of February, 1997.

                                                     STANDISH, AYER & WOOD
                                                     MASTER PORTFOLIO



                                                     Richard S. Wood*
                                                     Richard S. Wood, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed outside the United States by the following persons in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated.



Signature                           Title                              Date


Richard S. Wood*                    Trustee and President              February 28, 1997
----------------------
Richard S. Wood                     (principal executive
                                    officer)


James E. Hollis, III*               Treasurer (principal               February 27, 1997
-----------------------
James E. Hollis, III                financial and accounting
                                    officer) and Secretary


D. Barr Clayson*                    Trustee                            February 28, 1997
D. Barr Clayson


Samuel C. Fleming*                  Trustee                            February 28, 1997
Samuel C. Fleming


Benjamin M. Friedman*               Trustee                            February 28, 1997
Benjamin M. Friedman


                                                       C-13





John H. Hewitt*                     Trustee                            February 28, 1997
John H. Hewitt


Edward H. Ladd*                     Trustee                            February 28, 1997
Edward H. Ladd


Caleb Loring III*                   Trustee                            February 28, 1997
Caleb Loring III


*By:  /s/ James E. Hollis, III
      James E. Hollis, III
      Attorney-In-Fact

                                  EXHIBIT INDEX


Exhibit

(11A)    Opinion and Consent of Independent Public Accountants

(11B)    Consent of Independent Public Accountants

(11C)    Consent of Independent Public Accountants

(17A)    Financial Data Schedule of Standish Fixed Income Fund

(17B)    Financial Data Schedule of Standish Fixed Income Fund II

(17C)    Financial Data Schedule of Standish Short-Term Asset Reserve Fund

(17D)    Financial Data Schedule of Standish Controlled Maturity Fund

(17E)    Financial Data Schedule of Standish Securitized Fund

(17F)    Financial Data Schedule of Standish International Fixed Income Fund

(17G)    Financial Data Schedule of Standish Global Fixed Income Fund

(17H)    Financial Data Schedule of Standish Equity Fund

(17I)    Financial Data Schedule of Standish Small Capitalization Equity Fund

(17J)    Financial Data Schedule of Standish Small Capitalization Equity Fund II







                                                       C-12